================================================================================
                                              Registration No. 33-53532/811-7300

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   ----------

                                    FORM N-1A

           REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933  [X]

                         Pre-Effective Amendment No.  [ ]
                         --------------------------------


                      Post-Effective Amendment No. 26  [X]
                      ------------------------------------
                                     and/or


       REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940  [X]


                              Amendment No. 26  [X]
                        --------------------------------
                        (Check appropriate box or boxes)


                                   ----------

                          Safeco Tax-Exempt Bond Trust
               --------------------------------------------------
               (Exact Name of Registrant as Specified in Charter)

                   4854 - 154/th/ Place NE, Redmond, WA 98052
                -------------------------------------------------
                (Address of Principal Executive Offices) ZIP Code

                    Registrant's Telephone Number, including
                             Area Code: 425-376-8203


                      Name and Address of Agent for Service
                      -------------------------------------
                                 Roger F. Harbin
                             4854 - 154/th/ Place NE
                                Redmond, WA 98052


Approximate Date of Proposed Public Offering: Continuous

It is proposed that this filing will become effective


[_]  immediately upon filing pursuant to paragraph (b)
[X]  on April 30, 2004 pursuant to paragraph (b)
[_]  60 days after filing pursuant to paragraph (a)(1)
[_]  on ___________ pursuant to paragraph (a)(1)
[_]  75 days after filing pursuant to paragraph (a)(2)
[_]  on __________ pursuant to paragraph (a)(2) of Rule 485

================================================================================

                                     PART A
                                     ------

                                                                          530387


                               [LOGO] Safeco(TM)

                                    [GRAPHIC]

Safeco Mutual Funds
Prospectus

Investor Class

April 30, 2004


AS WITH ALL MUTUAL FUND SHARES, THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED THE SHARES OFFERED IN THIS PROSPECTUS OR DETERMINED WHETHER THIS PROSPECTUS IS ACCURATE OR COMPLETE. ANYONE WHO TELLS YOU OTHERWISE IS COMMITTING A CRIME.

Investor Class
Safeco Large-Cap Value Fund
Safeco Core Equity Fund
Safeco Large-Cap Growth Fund
Safeco Multi-Cap Core Fund
Safeco Small-Cap Value Fund
Safeco Growth Opportunities Fund
Safeco Balanced Fund
Safeco International Stock Fund
Safeco Municipal Bond Fund
Safeco Intermediate-Term Municipal Bond Fund
Safeco California Tax-Free Income Fund
Safeco Intermediate-Term U.S. Government Fund
Safeco Intermediate-Term Bond Fund
Safeco High-Yield Bond Fund
Safeco Money Market Fund
Safeco Tax-Free Money Market Fund

Table of Contents


                                                                        PAGE
                                                                        ----
    Stock Funds
    Safeco Large-Cap Value Fund (formerly Safeco Dividend Income Fund).   1
    Safeco Core Equity Fund (formerly Safeco Equity Fund)..............   4
    Safeco Large-Cap Growth Fund (formerly Safeco U.S. Growth Fund)....   7
    Safeco Multi-Cap Core Fund (formerly Safeco Northwest Fund)........  10
    Safeco Small-Cap Value Fund (formerly Safeco Small Company Value
      Fund)............................................................  13
    Safeco Growth Opportunities Fund...................................  16
    Safeco Balanced Fund...............................................  19
    Safeco International Stock Fund....................................  23

    Tax-Exempt Bond Funds
    Safeco Municipal Bond Fund.........................................  26
    Safeco Intermediate-Term Municipal Bond Fund.......................  29
    Safeco California Tax-Free Income Fund.............................  32

    Taxable Bond Funds

    Safeco Intermediate-Term U.S. Government Fund (formerly Safeco U.S.
      Government Fund).................................................  35
    Safeco Intermediate-Term Bond Fund (formerly Safeco Managed Bond
      Fund)............................................................  39
    Safeco High-Yield Bond Fund........................................  43

    Money Market Funds

    Safeco Money Market Fund...........................................  46
    Safeco Tax-Free Money Market Fund..................................  49

    Additional Investment Information

    General Investment Risks...........................................  53
    Policy to Discourage Abusive Market Timing.........................  54
    Management.........................................................  54
    Proxy Voting.......................................................  55
    Financial Highlights...............................................  56
    Fund Distributions and Tax Considerations..........................  73
    Qualified Retirement Plans and Accounts............................  74

    Your Account

    Valuing Your Shares................................................  76
    Additional Expense Information.....................................  77
    Opening Your Account...............................................  77
    Transacting Business...............................................  77
    Purchasing, Redeeming, and Exchanging Shares.......................  78
    Maintaining Your Account...........................................  81

    For More Information...............................................  84

Safeco Large-Cap Value Fund (SAFIX)

       This Fund seeks long-term growth of capital plus current income.

Principal Investment Strategies

To achieve its objective, under normal circumstances the Fund invests at least 80% of its net assets (plus any borrowings for investment purposes) in equity and equity-related securities of companies whose total market capitalization at the time of investment is at least $4 billion.

When evaluating a stock to buy for the Fund, the advisor analyzes various valuation measures such as the ratio of a company's price-to-earnings, price-to-revenues, and price-to-cash flow compared to its historical ratios, industry comparisons, the ratio for the company's competitors, and companies with similar growth rates. The advisor generally seeks companies having:

  . good earnings;

  . good value relative to share price; or

  . attractive growth potential.

The Fund may sell a security if:

  . the company's earnings prospects or other relative-value indicators have deteriorated;

  .   the stock price reaches a specific target;

  . changes in market value cause the Fund to hold a larger position in the stock than the advisor wants;

  .   other securities present more attractive investment opportunities; or

  .   cash is needed to meet shareholder redemptions.

Principal Risks of Investing in the Fund

Loss of money is a risk of investing in the Fund. The value of Fund shares goes up and down with the prices of the securities in which the Fund invests and may decline in value. Stocks selected on the basis of expected future earnings may not perform as expected and could underperform other investments.

At different times, large-capitalization stocks as a group could fall out of favor with the market and may underperform funds that focus on small- or medium-sized capitalization stocks.

During periods of market concern about inflation or deflation, some securities in which the Fund invests may become more volatile or decline in value. There is also an increased risk of issuer bankruptcy, especially for companies that are highly leveraged.

The Fund may be suitable for you if you want a current income component to your stock investments.

Investing in mutual fund shares is not the same as making a bank deposit. Your investment is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

SAFECO  MUTUAL  FUNDS                                            1-800-624-5711

Performance

Looking at how the Fund's annual total return has varied from year to year and how its average annual total returns over a one-, five- and ten-year period compare to an index that measures companies with lower price-to-book ratios and lower forecasted growth values, such as the Russell 1000 Value Index, gives you some idea of the Fund's risks. The Fund's returns in the bar chart and table are net of annual operating expenses. All figures assume reinvestment of dividends and distributions. The Fund's past performance, before and after taxes, does not necessarily indicate how the Fund will perform in the future. Current performance may be lower or higher than the performance shown.


  Annual Total Returns (Investor Class)

  [CHART]                                         During the ten-year
                                                  period shown in the
   Year End     Percentage                        bar chart, the
   --------     ----------                        highest quarterly
     ,94           -1.09                          return was 14.77%
     ,95           30.36                          for the quarter
     ,96           23.99                          ended June 30,
     ,97           26.43                          2003; and the lowest
     ,98            6.31                          quarterly return was
     ,99            1.17                          -17.60% for the
     ,00           -6.36                          quarter ended
     ,01           -7.06                          September 30, 2002.
     ,02          -17.40
     ,03           24.20

Average Annual Total Returns as of December 31, 2003
                                    1 year 5 years 10 years

Safeco Large-Cap Value Fund
Investor Class

Before tax                          24.20%  -2.01%   6.86%

After tax on distributions          23.94%  -2.79%   4.86%

After tax on distributions and sale
of Fund shares                      16.01%  -2.11%   4.87%

Russell 1000 Value Index*           30.03%   3.57%  11.87%

*The Russell 1000 Value Index, an unmanaged index of value stocks in the Russell
 1000 Index of the 1,000 largest-capitalization U.S. stocks, is for reference only, does not mirror the Fund's investments, and reflects no deduction for fees, expenses, or taxes.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on your tax situation and may differ from those shown. After-tax returns shown are not relevant to shareholders who invest in Fund shares through tax-deferred arrangements such as 401(k) plans and Individual Retirement Accounts.

Fees and Expenses


There are fees and expenses you may pay if you purchase, hold, or redeem shares of the Fund. Shareholder fees are charged directly to your account. The Fund's annual operating expenses are paid from the Fund's assets and therefore you pay them indirectly.



    Fees and Expenses of the Fund (Investor Class)
    -----------------------------------------------------------------------

    Shareholder Fees

    (fees paid directly from your account)

    Redemption fees for shares held less than 30 days in the Fund/1/ 2.00% Wire redemption fee/2/ $ 20 Annual low balance fee/3/ $ 12

    Annual Fund Operating Expenses
    (expenses deducted from Fund assets)

    Management fees                                                   0.70%
    12b-1 fees                                                        None
    Other expenses                                                    0.44%
    Total annual Fund operating expenses                              1.14%
    -----------------------------------------------------------------------
    Less expense reimbursement/4/                                     0.04%
    Net annual Fund operating expenses                                1.10%

/1/Effective July 1, 2004.

/2/There is a higher charge for international wire redemptions, which may vary by country or dollar amount.

/3/A low balance fee is charged once each year in December for accounts with balances under $1,000 in the Fund.

/4/Safeco Asset Management Company (SAM), the Fund's advisor, has contractually agreed until April 30, 2009, to pay certain Fund operating expenses that exceed the rate of 0.40% per annum of the Fund's average daily net assets. This arrangement includes all Fund operating expenses except management fees, Rule 12b-1 fees, brokerage commissions, taxes, interest, and extraordinary expenses. SAM does not have the right to recapture waived fees or reimbursed expenses under this arrangement.

Example

The following hypothetical example shows what your expenses would be if you invested $10,000 in the Fund for the time periods indicated, assuming you reinvest all Fund distributions, earn a 5% annual return each year, and the Fund's net operating expenses remain the same. Use this example for a general comparison of the cost of investing in the Fund with the cost of investing in other mutual funds. This example is for comparison only and does not represent the Fund's actual expenses and returns, either past or future. Although your actual costs may be higher or lower, costs based on these assumptions would be:

                 1 year 3 years 5 years 10 years
  Investor Class  $112   $350    $606    $1,340

The Safeco Large-Cap Value Fund is co-managed by Rex L. Bentley, CFA, Vice President of Safeco Asset Management Company and Lynette D. Sagvold, CFA, Vice President of Safeco Asset Management Company. Mr. Bentley and Ms. Sagvold have also co-managed the equity portion of the Safeco Balanced Fund since 1996.

SAFECO  MUTUAL  FUNDS                                            1-800-624-5711

Safeco Core Equity Fund (SAFQX)

  This Fund seeks long-term growth of capital and reasonable current income.

Principal Investment Strategies

To achieve its objective, under normal circumstances the Fund invests at least 80% of its net assets (plus any borrowings for investment purposes) in equity securities and, to a much lesser extent, invests in equity-related securities.

The Fund invests primarily in stocks of larger, established companies that:

  . are proven performers;

  . have predictable earnings growth over a three- to five-year outlook; or

  . have good value relative to earnings prospects.

To a lesser extent, the Fund buys stocks the advisor believes will benefit from a specific short-term earnings catalyst, such as a cost-cutting program or company restructure.

The Fund may sell a stock if:

  . the company's earnings prospects or relative-value indicators have deteriorated;

  . the stock becomes overvalued (prices are high relative to the three-year outlook for earnings);

  .   an earnings catalyst is not successful;

  .   the stock price reaches a specific target;

  . changes in market value cause the Fund to hold a larger position in the stock than the advisor wants;

  .   other companies present more attractive investment opportunities; or

  .   cash is needed to meet shareholder redemptions.

Principal Risks of Investing in the Fund

Loss of money is a risk of investing in the Fund. The value of Fund shares goes up and down with the prices of the securities in which the Fund invests and may decline in value. Stocks selected on the basis of expected future earnings may not perform as expected and could underperform other investments.

At different times, large-capitalization stocks as a group could fall out of favor with the market and may underperform funds that focus on small- or medium-sized capitalization stocks.

During periods of market concern about inflation or deflation, some securities in which the Fund invests may become more volatile or decline in value. There is also an increased risk of issuer bankruptcy, especially for companies that are highly leveraged.

The Fund may be suitable for you if you seek an attractive total return on your investment but are uncomfortable with a more aggressive growth fund.

Investing in mutual fund shares is not the same as making a bank deposit. Your investment is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Performance

Looking at how the Fund's annual total return has varied from year to year and how its average annual total returns over a one-, five- and ten-year period compare to a broad market index, such as the S&P 500 Index, gives you some idea of the Fund's risks.

The Fund's returns in the bar chart and table are net of annual operating expenses. All figures assume reinvestment of dividends and distributions. The Fund's past performance, before and after taxes, does not necessarily indicate how the Fund will perform in the future. Current performance may be lower or higher than the performance shown.

  Annual Total Return (Investor Class)


   [CHART]

  Year End  Percentage                                 During the ten-year
  --------  ----------                                 period shown in the bar
    '94        9.93                                    chart, the highest
    '95       25.26                                    quarterly return was
    '96       25.01                                    18.72% for the quarter
    '97       24.21                                    ended December 31, 1998;
    '98       24.93                                    and the lowest quarterly
    '99        9.37                                    return was -18.37% for
    '00      -10.97                                    the quarter ended
    '01       -9.72                                    September 30, 2002.
    '02      -26.33
    '03       24.68


Average Annual Total Returns as of December 31, 2003
                                    1 year 5 years 10 years

Safeco Core Equity Fund
Investor Class

Before tax                          24.68%  -4.19%   7.99%

After tax on distributions          24.55%  -4.78%   6.28%

After tax on distributions and sale
of Fund shares                      16.19%  -3.72%   6.08%

S&P 500 Index*                      28.67%  -0.57%  11.06%


*The S&P 500 Index, an unmanaged index of 500 stocks, is for reference only, does not mirror the Fund's investments, and reflects no deduction for fees, expenses, or taxes.
After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on your tax situation and may differ from those shown. After-tax returns shown are not relevant to shareholders who invest in Fund shares through tax-deferred arrangements such as 401(k) plans and Individual Retirement Accounts.

SAFECO  MUTUAL  FUNDS                                            1-800-624-5711

Fees and Expenses


There are fees and expenses you may pay if you purchase, hold, or redeem shares of the Fund. Shareholder fees are charged directly to your account. The Fund's annual operating expenses are paid from the Fund's assets and therefore you pay them indirectly.



    Fees and Expenses of the Fund (Investor Class)
    -----------------------------------------------------------------------

    Shareholder Fees

    (fees paid directly from your account)

    Redemption fees for shares held less than 30 days in the Fund/1/ 2.00% Wire redemption fee/2/ $ 20 Annual low balance fee/3/ $ 12

    Annual Fund Operating Expenses
    (expenses deducted from Fund assets)

    Management fees                                                   0.67%
    12b-1 fees                                                        None
    Other expenses                                                    0.38%
    Total annual Fund operating expenses/4/                           1.05%


/1/Effective July 1, 2004.

/2/There is a higher charge for international wire redemptions, which may vary by country or dollar amount.

/3/A low balance fee is charged once each year in December for accounts with balances under $1,000 in the Fund.

/4/Safeco Asset Management Company (SAM), the Fund's advisor, has contractually agreed until April 30, 2009, to pay certain Fund operating expenses that exceed the rate of 0.40% per annum of the Fund's average daily net assets. This arrangement includes all Fund operating expenses except management fees, Rule 12b-1 fees, brokerage commissions, taxes, interest, and extraordinary expenses. SAM does not have the right to recapture waived fees or reimbursed expenses under this arrangement.


Example

The following hypothetical example shows what your expenses would be if you invested $10,000 in the Fund for the time periods indicated, assuming you reinvest all Fund distributions, earn a 5% annual return each year, and the Fund's operating expenses remain the same. Use this example for a general comparison of the cost of investing in the Fund with the cost of investing in other mutual funds. This example is for comparison only and does not represent the Fund's actual expenses and returns, either past or future. Although your actual costs may be higher or lower, costs based on these assumptions would be:



                                 1 year 3 years 5 years 10 years

                 Investor Class   $107   $334    $579    $1,283


The Safeco Core Equity Fund is co-managed by Richard D. Meagley, CFA, Vice President of Safeco Asset Management Company and Darcy MacLaren, CFA, Vice President of Safeco Asset Management Company. Mr. Meagley has been a manager of the Fund since 1995. Ms. MacLaren has been a manager of the Fund since 2003 and has been Director of Equity Research at Safeco Asset Management Company since 1994.

Safeco Large-Cap Growth Fund (SUGRX)

                 This Fund seeks long-term growth of capital.

Principal Investment Strategies

To achieve its objective, under normal circumstances the Fund invests at least 80% of its net assets (plus any borrowings for investment purposes) in equity and equity-related securities of companies whose total market capitalization at the time of investment is within the range of market capitalizations of companies included in the Russell 1000 Growth Index.

When evaluating a stock to buy for the Fund, the sub-advisor that manages the Fund considers factors such as:

  . the strength of the company's balance sheet;

  . the quality of the management team;

  . products or services that differentiate the company from its competitors;

  . the company's commitment to research and development; and

  . ongoing new products and services.

The Fund may sell a stock if:

  . any of the above factors or other relative investment-merit indicators have deteriorated;

  .   the stock's capacity for growth and capital appreciation diminishes;

  .   other companies present more attractive investment opportunities; or

  .   cash is needed to meet shareholder redemptions.

The Fund may keep holdings through periodic downturns if it believes the long-term growth prospects for the company are good.

Principal Risks of Investing in the Fund

Loss of money is a risk of investing in the Fund. The value of Fund shares goes up and down with the prices of the securities in which the Fund invests and may decline in value. Stocks selected on the basis of expected future growth may not perform as expected and could underperform other investments.

To the extent that the Fund invests in certain sectors such as technology and healthcare, the value of the Fund's shares may be particularly vulnerable to market and economic factors affecting companies in those sectors.

At different times, large-capitalization stocks as a group could fall out of favor with the market and may underperform funds that focus on small- or medium-sized capitalization stocks.

During periods of market concern about inflation or deflation, some securities in which the Fund invests may become more volatile or decline in value. There is also an increased risk of issuer bankruptcy, especially for companies that are highly leveraged.

Investment returns may vary, sometimes significantly, from the overall stock market. Since growth funds are generally more aggressive than other types of mutual funds, you should invest in the Fund only if you are prepared to withstand market fluctuations and variable investment returns over a period of several years.

Investing in mutual fund shares is not the same as making a bank deposit. Your investment is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

SAFECO  MUTUAL  FUNDS                                            1-800-624-5711

Performance

Looking at the Fund's annual total return and how its average annual total returns over a one-year period and since inception of the Fund compare to an unmanaged index of large capitalization growth stocks, such as the Russell 1000 Growth Index, an unmanaged index of growth stocks in the Russell 1000 Index gives you some idea of the Fund's risks. The Fund's returns in the bar chart and table are net of annual operating expenses. All figures assume reinvestment of dividends and distributions. The Fund's past performance, before and after taxes, does not necessarily indicate how the Fund will perform in the future. Current performance may be lower or higher than the performance shown.

  Annual Total Returns (Investor Class)

  [CHART]                                           Since the Fund's
                                                    inception in 2001,
   Year End      Percentage                         the highest
   --------      ----------                         quarterly return was
    ,02            -26.95                           10.31% for the
    ,03             20.16                           quarter ended June
                                                    30, 2003; and the
                                                    lowest quarterly
                                                    return was -16.72%
                                                    for the quarter
                                                    ended June 30, 2002.

Average Annual Total Returns as of December 31, 2003

                                             Life of
                                      1 year  Fund*

Safeco Large-Cap Growth Fund
Investor Class

Before tax                            20.16%  -3.11%

After tax on distributions            20.16%  -3.18%

After tax on distributions and sale
of Fund shares                        13.10%  -2.68%

Russell 1000 Growth Index**           29.76%   1.09%


*Fund inception date is October 31, 2001.

**The Russell 1000 Growth Index, an unmanaged index of growth stocks in the Russell 1000 Index of the 1,000 largest-capitalization U.S. stocks, is for reference only, does not mirror the Fund's investments, and reflects no deduction for fees, expenses, or taxes.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on your tax situation and may differ from those shown. After-tax returns shown are not relevant to shareholders who invest in Fund shares through tax-deferred arrangements such as 401(k) plans and Individual Retirement Accounts.

Fees and Expenses


There are fees and expenses you may pay if you purchase, hold, or redeem shares of the Fund. Shareholder fees are charged directly to your account. The Fund's annual operating expenses are paid from the Fund's assets and therefore you pay them indirectly.



    Fees and Expenses of the Fund (Investor Class)
    -----------------------------------------------------------------------

    Shareholder Fees

    (fees paid directly from your account)

    Redemption fees for shares held less than 30 days in the Fund/1/ 2.00% Wire redemption fee/2/ $ 20 Annual low balance fee/3/ $ 12

    Annual Fund Operating Expenses
    (expenses deducted from Fund assets)

    Management fees                                                   0.80%
    12b-1 fees                                                        None
    Other expenses/4/                                                 1.75%
    Total annual Fund operating expenses/4/                           2.55%


/1/Effective July 1, 2004.

/2/There is a higher charge for international wire redemptions, which may vary by country or dollar amount.

/3/A low balance fee is charged once each year in December for accounts with balances under $1,000 in the Fund.

/4/Safeco Asset Management Company (SAM), the Fund's advisor, voluntarily reimburses the Fund to the extent that its total expenses exceed the rate of 1.15% per annum of the Fund's average daily net assets. SAM does not have the right to recapture waived fees or reimbursed expenses under this arrangement.

Example

The following hypothetical example shows what your expenses would be if you invested $10,000 in the Fund for the time periods indicated, assuming you reinvest all Fund distributions, earn a 5% annual return each year, and the Fund's operating expenses remain the same. Use this example for a general comparison of the cost of investing in the Fund with the cost of investing in other mutual funds. This example is for comparison only and does not represent the Fund's actual expenses and returns, either past or future. Although your actual costs may be higher or lower, costs based on these assumptions would be:


                    1 year 3 years 5 years 10 years

  Investor Class/1/  $258   $793   $1,355   $2,885


/1/With voluntary reimbursement, the net costs for one, three, five, and ten years would be $117, $365, $633, and $1,398, respectively.


Safeco Asset Management Company is the investment advisor to the Safeco Large-Cap Growth Fund. RCM Capital Management LLC ("sub-advisor"), formerly Dresdner RCM Global Investors LLC, is the investment sub-advisor to the Fund and is responsible for the day-to-day management of the Fund. Seth A. Reicher, CFA and Peter A. Goetz, CFA are primarily responsible for the day-to-day management of the Fund's portfolio. Mr. Reicher is a Managing Director of the sub-advisor, which he has been associated with since 1993. Mr. Goetz is a Director of the sub-advisor, which he has been associated with since 1999. Mr. Reicher and Mr. Goetz also manage or co-manage other accounts of the sub-advisor or its clients.

SAFECO  MUTUAL  FUNDS                                            1-800-624-5711

Safeco Multi-Cap Core Fund (SFNWX)

                 This Fund seeks long-term growth of capital.

Principal Investment Strategies

To achieve its objective, under normal circumstances the Fund invests in a blend of growth and value- oriented stocks of companies of any size.

When evaluating a stock to buy for the Fund, the advisor looks for companies with:

  . faster earnings growth than their competitors;

  . low price-to-earnings ratios when compared to competitors;

  . a share price that represents good value; or

  . potential for long-term appreciation.

The Fund may invest in index futures as a cash management technique in order to keep fully invested.

The Fund may sell a stock if:

  . any of the above factors or other indicators of relative investment merit have deteriorated;

  .   the stock price reaches a specific target;

  .   the stock becomes overvalued compared to other stocks in the industry;

  . changes in market value cause the Fund to hold a larger position in the stock than the advisor wants;

  .   other stocks present more attractive investment opportunities; or

  .   cash is needed to meet shareholder redemptions.

Principal Risks of Investing in the Fund

Loss of money is a risk of investing in the Fund. The value of Fund shares goes up and down with the prices of the securities in which the Fund invests and may decline in value. Stocks selected on the basis of expected future earnings may not perform as expected and could underperform other investments. Stocks of small- and medium-sized companies may be more volatile and less liquid than the general market.

In a down market, higher risk securities such as small-capitalization stocks or futures could become harder to value or sell at a fair price. These situations may result in less than expected income and/or lower price per share.

During periods of market concern about inflation or deflation, some securities in which the Fund invests may become more volatile or decline in value. There is also an increased risk of issuer bankruptcy, especially for companies that are highly leveraged.

The Fund may be suitable for you if you seek long-term growth and are prepared to withstand market fluctuations and variable investment returns over a period of several years.

Investing in mutual fund shares is not the same as making a bank deposit. Your investment is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Performance


Looking at how the Fund's annual total return has varied from year to year and how its average annual total returns over a one-, five- and ten-year period compare to a broad market index such as the Russell 3000 Index or the S&P 500 Index gives you some idea of the Fund's risks. In the future, the prospectus will not compare the Fund's performance to the S&P 500 Index since the Russell 3000 Index provides a more comprehensive blend of small- and mid-sized companies in addition to the large-cap companies generally found in the S&P 500 Index. The Fund's returns in the bar chart and table are net of annual operating expenses. All figures assume reinvestment of dividends and distributions. The Fund's past performance, before and after taxes, does not necessarily indicate how the Fund will perform in the future. Current performance may be lower or higher than the performance shown.



  Average Annual Total Returns as of December 31, 2003

  [CHART]                                              During the ten-year
                                                       period shown in the bar
 Year End   Percentage                                 chart, the highest
 --------   ----------                                 quarterly return was
   '94        -1.55                                    34.90% for the quarter
   '95        20.17                                    ended December 31, 1999;
   '96        15.04                                    and the lowest quarterly
   '97        31.12                                    return was -21.03% for
   '98         3.50                                    the quarter ended
   '99        54.25                                    September 30, 2001.
   '00       -16.11
   '01       -11.25
   '02       -24.13
   '03        45.18



Average Annual Total Returns as of December 31, 2003
                                    1 year 5 years 10 years

Safeco Multi-Cap Core Fund
Investor Class

Before tax                          45.18%   4.81%   8.86%

After tax on distributions          45.18%   4.39%   7.89%

After tax on distributions and sale
of Fund shares                      29.38%   4.00%   7.32%

Russell 3000 Index*                 31.04%   0.36%  10.77%

S&P 500 Index*                      28.67%  -0.57%  11.06%


*The Russell 3000 Index, an unmanaged index of the 3,000 largest U.S. companies based on market capitalization and the S&P 500 Index, an unmanaged index of 500 stocks, are for reference only, do not mirror the Fund's investments, and reflect no deduction for fees, expenses, or taxes.


SAFECO  MUTUAL  FUNDS                                            1-800-624-5711

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on your tax situation and may differ from those shown. After-tax returns shown are not relevant to shareholders who invest in Fund shares through tax-deferred arrangements such as 401(k) plans and Individual Retirement Accounts.

Safeco Multi-Cap Core Fund (SFNWX), continued

Fees and Expenses


There are fees and expenses you may pay if you purchase, hold, or redeem shares of the Fund. Shareholder fees are charged directly to your account. The Fund's annual operating expenses are paid from the Fund's assets and therefore you pay them indirectly.




     Fees and Expenses of the Fund (Investor Class)
     ----------------------------------------------------------------------

     Shareholder Fees

     (fees paid directly from your account)

     Redemption fees for shares held less than 90 days/1/ in the Fund 2.00% Wire redemption fee/2/ $20 Annual low balance fee/3/ $12

     Annual Fund Operating Expenses
     (expenses deducted from Fund assets)

     Management fees                                                  0.70%
     12b-1 fees                                                        None
     Other expenses                                                   0.53%
     Total annual Fund operating expenses                             1.23%
     ----------------------------------------------------------------------
     Less expense reimbursement/4/                                    0.13%
     Net annual Fund operating expenses                               1.10%


/1/30 days effective July 1, 2004.

/2/There is a higher charge for international wire redemptions, which may vary by country or dollar amount.

/3/A low balance fee is charged once each year in December for accounts with balances under $1,000 in the Fund.

/4/Safeco Asset Management Company (SAM), the Fund's advisor, has contractually agreed until April 30, 2009, to pay certain Fund operating expenses that exceed the rate of 0.40% per annum of the Fund's average daily net assets. This arrangement includes all Fund operating expenses except management fees, Rule 12b-1 fees, brokerage commissions, taxes, interest, and extraordinary expenses. SAM does not have the right to recapture waived fees or reimbursed expenses under this arrangement.

Example

The following hypothetical example shows what your expenses would be if you invested $10,000 in the Fund for the time periods indicated, assuming you reinvest all Fund distributions, earn a 5% annual return each year, and the Fund's net operating expenses remain the same. Use this example for a general comparison of the cost of investing in the Fund with the cost of investing in other mutual funds. This example is for comparison only and does not represent the Fund's actual expenses and returns, either past or future. Although your actual costs may be higher or lower, costs based on these assumptions would be:



               1 year 3 years 5 years 10 years

Investor Class  $112   $350    $606    $1,340



The Safeco Multi-Cap Core Fund is co-managed by Bill Whitlow, CFA, Vice President of Safeco Asset Management Company and Brian Clancy, CFA, Equity Analyst at Safeco Asset Management Company. Mr. Whitlow has been a manager of the Fund since 1997 and is a manager of the Safeco Growth Opportunities Fund. Mr. Clancy has been a manager of the Fund since 2003 and has been associated with Safeco Asset Management Company as an investment professional since 1996.

Safeco Small-Cap Value Fund (SFSCX)
This Fund seeks long-term growth of capital through investing primarily in small-sized companies.

Principal Investment Strategies

To achieve its objective, under normal circumstances the Fund invests at least 80% of its net assets (plus any borrowings for investment purposes) in equity and equity-related securities of companies with total market capitalization at the time of investment of less than $1.5 billion.

When evaluating a stock to buy for the Fund, the advisor looks for companies having one or more of the following characteristics:

  .   long-term potential for above-average or improving earnings growth;

  .   involvement in new or innovative products or services; or

  . a share price that represents good relative value as determined by price-to-earnings ratio or other commonly used valuation measures.

The Fund may sell a stock if:

  . the company's earnings prospects or other relative-value indicators have deteriorated;

  .   the stock price reaches a specific target;

  . changes in market value cause the Fund to hold a larger position in the stock than the advisor wants;

  .   other companies present more attractive investment opportunities; or

  .   cash is needed to meet shareholder redemptions.

Principal Risks of Investing in the Fund

Loss of money is a risk of investing in the Fund. The value of Fund shares goes up and down with the prices of the securities in which the Fund invests and may decline in value. Stocks selected on the basis of expected future earnings may not perform as expected and could underperform other investments.

Stocks of smaller or newly formed companies are more volatile than stocks of larger companies. Many smaller companies have limited product lines, markets, capital, and managerial resources which makes them more vulnerable to isolated business setbacks than larger companies. Lower trading volumes may reduce liquidity and make it harder to sell securities at a fair price.

During periods of market concern about inflation or deflation, some securities in which the Fund invests may become more volatile or decline in value. There is also an increased risk of issuer bankruptcy, especially for companies that are highly leveraged.

At different times value stocks may fall out of favor with investors, depending on market and other conditions, and the Fund may perform better or worse than funds that focus on growth stocks or that have a broader investment style. In addition, although value investing may provide some protection from stock market declines, even the shares of comparatively undervalued companies typically fall in price during broad market declines.

Because small company stocks can be quite volatile, you should invest in the Fund only if you can withstand wide fluctuations in share price and investment returns that may vary significantly from the overall market over a long period of time.

Investing in mutual fund shares is not the same as making a bank deposit. Your investment is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

SAFECO  MUTUAL  FUNDS                                            1-800-624-5711

Performance

Looking at how the Fund's annual total return has varied from year to year and how its average annual total returns over a one- and five-year period and since inception of the Fund compare to an unmanaged index of small capitalization stocks with lower price-to-book ratios and lower forecasted growth values, such as the Russell 2000 Value Index, gives you some idea of the Fund's risks. The Fund's returns in the bar chart and table are net of annual operating expenses. All figures assume reinvestment of dividends and distributions. The Fund's past performance, before and after taxes, does not necessarily indicate how the Fund will perform in the future. Current performance may be lower or higher than the performance shown.




  Annual Total Returns (Investor Class)

  [CHART]
                                                   Since the Fund's
                                                   inception in 1996,
 Year End      Percentage                          the highest
 --------      ----------                          quarterly return was
   '97           23.38                             27.05% for the
   '98          -21.57                             quarter ended
   '99           14.07                             December 31, 1999;
   '00           -7.54                             and the lowest
   '01           18.20                             quarterly return was
   '02           -3.76                             -33.97% for the
   '03           43.10                             quarter ended
                                                   September 30, 1998.



Average Annual Total Returns as of December 31, 2003
                                                   Life of
                                    1 year 5 years  Fund*

Safeco Small-Cap Value Fund
Investor Class

Before tax                          43.10%  11.42%   9.67%

After tax on distributions          42.97%  11.28%   9.25%

After tax on distributions and sale
of Fund shares                      28.18%   9.90%   8.27%

Russell 2000 Value Index**          46.02%  12.28%  13.06%

*Fund inception date is January 31, 1996.

**The Russell 2000 Value Index, an unmanaged index of value stocks in the Russell 2000 Index of small-capitalization U.S. stocks, is for reference only, does not mirror the Fund's investments, and reflects no deduction for fees, expenses, or taxes.


After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on your tax situation and may differ from those shown. After-tax returns shown are not relevant to shareholders who invest in Fund shares through tax-deferred arrangements such as 401(k) plans and Individual Retirement Accounts.

Fees and Expenses


There are fees and expenses you may pay if you purchase, hold, or redeem shares of the Fund. Shareholder fees are charged directly to your account. The Fund's annual operating expenses are paid from the Fund's assets and therefore you pay them indirectly.




     Fees and Expenses of the Fund (Investor Class)
     ----------------------------------------------------------------------

     Shareholder Fees

     (fees paid directly from your account)

     Redemption fees for shares held less than 90 days/1/ in the Fund 2.00% Wire redemption fee/2/ $20 Annual low balance fee/3/ $12

     Annual Fund Operating Expenses
     (expenses deducted from Fund assets)

     Management fees                                                  0.75%
     12b-1 fees                                                        None
     Other expenses                                                   0.68%
     Total annual Fund operating expenses                             1.43%
     ----------------------------------------------------------------------
     Less expense reimbursement/4/                                    0.28%
     Net annual Fund operating expenses                               1.15%


/1/30 days effective July 1, 2004.

/2/There is a higher charge for international wire redemptions, which may vary by country or dollar amount.

/3/A low balance fee is charged once each year in December for accounts with balances under $1,000 in the Fund.

/4/Safeco Asset Management Company (SAM), the Fund's advisor, has contractually agreed until April 30, 2009, to pay certain Fund operating expenses that exceed the rate of 0.40% per annum of the Fund's average daily net assets. This arrangement includes all Fund operating expenses except management fees, Rule 12b-1 fees, brokerage commissions, taxes, interest, and extraordinary expenses. SAM does not have the right to recapture waived fees or reimbursed expenses under this arrangement.

Example

The following hypothetical example shows what your expenses would be if you invested $10,000 in the Fund for the time periods indicated, assuming you reinvest all Fund distributions, earn a 5% annual return each year, and the Fund's net operating expenses remain the same. Use this example for a general comparison of the cost of investing in the Fund with the cost of investing in other mutual funds. This example is for comparison only and does not represent the Fund's actual expenses and returns, either past or future. Although your actual costs may be higher or lower, costs based on these assumptions would be:



                                 1 year 3 years 5 years 10 years

                 Investor Class   $117   $365    $633    $1,398


The Safeco Small-Cap Value Fund is managed by Greg Eisen, CFA, Assistant Vice President of Safeco Asset Management Company. Mr. Eisen has managed the Fund since its inception in 1996.

SAFECO  MUTUAL  FUNDS                                            1-800-624-5711

Safeco Growth Opportunities Fund (SAFGX)
This Fund seeks growth of capital.

Principal Investment Strategies

To achieve its objective, under normal circumstances the Fund invests most of its assets in common stocks of companies the advisor considers to be reasonably priced or undervalued, with above average growth potential. When evaluating a stock to buy for the Fund, the advisor considers factors such as:

  .   the strength of the company's balance sheet;

  .   the quality of the management team;

  .   the rate at which the company's earnings are projected to grow; or

  . whether the company's stock may be trading at a discount relative to its industry peers or the overall market.

The Fund may sell a stock if:

  . any of the above factors or other relative-value indicators have deteriorated;

  . the stock becomes overvalued, for example, as a result of overly optimistic earnings forecasts;

  .   the stock price reaches a specific target;

  . changes in market value cause the Fund to hold a larger position in the stock than the advisor wants;

  .   other companies present more attractive investment opportunities; or

  .   cash is needed to meet shareholder redemptions.

The Fund may keep holdings through periodic downturns if the advisor believes that the long-term growth prospects for the company are good.

Principal Risks of Investing in the Fund

Loss of money is a risk of investing in the Fund. The value of Fund shares goes up and down with the prices of the securities in which the Fund invests and may decline in value. Stocks selected on the basis of expected future earnings may not perform as expected and could underperform other investments. Many companies that meet the advisor's criteria for growth are small in size and may be more volatile than stocks of larger, more established companies. This means that the Fund's shares may be subject to more frequent and more significant changes in value than the stock market in general. Because the Fund may own a significant number of the outstanding shares of small companies that the advisor has strong convictions about, those shares may be more difficult for the Fund to sell at a good price in a market downturn.

During periods of market concern about inflation or deflation, some securities in which the Fund invests may become more volatile or decline in value. There is also an increased risk of issuer bankruptcy, especially for companies that are highly leveraged.

Investment returns may vary, sometimes significantly, from the overall stock market. Due to the aggressive investment strategy of this Fund, you should invest in it only if you are prepared to withstand market fluctuations and variable investment returns over a period of several years.

Investing in mutual fund shares is not the same as making a bank deposit. Your investment is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Performance


Looking at how the Fund's annual total return has varied from year to year and how its average annual total returns over a one-, five- and ten-year period compare to an unmanaged index representative of small capitalization stocks, such as the Russell 2000 Index, gives you some idea of the Fund's risks.


The Fund's returns in the bar chart and table are net of annual operating expenses. All figures assume reinvestment of dividends and distributions. The Fund's past performance, before and after taxes, does not necessarily indicate how the Fund will perform in the future. Current performance may be lower or higher than the performance shown.


  Annual Total Returns (Investor Class)

  [CHART]
                                                       During the ten-year
 Year End       Percentage                             period shown in the
 --------       ----------                             bar chart, the
  '94             -1.62                                highest quarterly
  '95             26.10                                return was 34.46%
  '96             22.90                                for the quarter
  '97             49.96                                ended June 30, 2001;
  '98              4.37                                and the lowest
  '99              2.64                                quarterly return was
  '00             -4.16                                -26.84% for the
  '01             22.03                                quarter ended
  '02            -36.92                                September 30, 2002.
  '03             43.98



Average Annual Total Returns as of December 31, 2003
                                    1 year 5 years 10 years

Safeco Growth Opportunities Fund
Investor Class

Before tax                          43.98%  1.74%   10.03%

After tax on distributions          43.98%  1.74%    7.72%

After tax on distributions and sale
of Fund shares                      28.59%  1.49%    7.34%

Russell 2000 Index*                 47.25%  7.13%    9.48%


* The Russell 2000 Index, an unmanaged index of 2,000 small capitalization U.S. stocks, is for reference only, does not mirror the Fund's investments, and reflects no deduction for fees, expenses, or taxes.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on your tax situation and may differ from those shown. After-tax returns shown are not relevant to shareholders who invest in Fund shares through tax-deferred arrangements such as 401(k) plans and Individual Retirement Accounts.

SAFECO  MUTUAL  FUNDS                                            1-800-624-5711

Fees and Expenses


There are fees and expenses you may pay if you purchase, hold, or redeem shares of the Fund. Shareholder fees are charged directly to your account. The Fund's annual operating expenses are paid from the Fund's assets and therefore you pay them indirectly.




     Fees and Expenses of the Fund (Investor Class)
     ----------------------------------------------------------------------

     Shareholder Fees

     (fees paid directly from your account)

     Redemption fees for shares held less than 90 days/1/ in the Fund 2.00% Wire redemption fee/2/ $20 Annual low balance fee/3/ $12

     Annual Fund Operating Expenses
     (expenses deducted from Fund assets)

     Management fees                                                  0.68%
     12b-1 fees                                                        None
     Other expenses                                                   0.46%
     Total annual Fund operating expenses                             1.14%
     ----------------------------------------------------------------------
     Less expense reimbursement/4/                                    0.06%
     Net annual Fund operating expenses                               1.08%


/1/30 days effective July 1, 2004.

/2/There is a higher charge for international wire redemptions, which may vary by country or dollar amount.

/3/A low balance fee is charged once each year in December for accounts with balances under $1,000 in the Fund.

/4/Safeco Asset Management Company (SAM), the Fund's advisor, has contractually agreed until April 30, 2009, to pay certain Fund operating expenses that exceed the rate of 0.40% per annum of the Fund's average daily net assets. This arrangement includes all Fund operating expenses except the Fund's management fees, Rule 12b-1 fees, brokerage commissions, taxes, interest, and extraordinary expenses. SAM does not have the right to recapture waived fees or reimbursed expenses under this arrangement.

Example

The following hypothetical example shows what your expenses would be if you invested $10,000 in the Fund for the time periods indicated, assuming you reinvest all Fund distributions, earn a 5% annual return each year, and the Fund's net operating expenses remain the same. Use this example for a general comparison of the cost of investing in the Fund with the cost of investing in other mutual funds. This example is for comparison only and does not represent the Fund's actual expenses and returns, either past or future. Although your actual costs may be higher or lower, costs based on these assumptions would be:



                 1 year 3 years 5 years 10 years

  Investor Class  $110   $343    $595    $1,317



The Safeco Growth Opportunities Fund has been co-managed by Jeffrey Schwartz, CFA, Vice President of Safeco Asset Management Company and Bill Whitlow, CFA, Vice President of Safeco Asset Management Company, since 2003. From 2001 to 2003, Mr. Schwartz was founder of Nantucket Investment Research, LLC, in Farmington Hills, Michigan and was a private investor and conducted independent investment research. From 1992 to 2001, Mr. Schwartz was at Munder Capital Management, most recently as a Senior Portfolio Manager and Principal, co-manager of the Munder MicroCap Equity Fund and the Munder Small Company Focus Style separate accounts, and on the management team of the Munder Small Company Growth Fund. Mr. Whitlow has also been a manager of the Safeco Multi-Cap Core Fund since 1997.

Safeco Balanced Fund (SAFBX)

This Fund seeks growth and income consistent with the preservation of capital.

Principal Investment Strategies

To achieve its objective, under normal circumstances the Fund invests from 50% to 70% of its assets in common stocks and at least 25% of its assets in debt securities, up to 10% of which may be below investment grade securities (also known as "junk" or "high-risk" bonds).

When evaluating a stock to buy for the Fund, the advisor looks for companies having one or more of the following characteristics:

  . undervalued stock price as measured by price-to-earnings ratios and dividend potential relative to comparable companies;

  . potential to beat the S&P 500 Index averages for risk adjusted returns over the next three- to five-year outlook; and

  .   good long-term growth potential.

When evaluating a debt security to buy for the Fund, the advisor considers factors such as:

  .   the issuer's creditworthiness;

  .   the sensitivity of the security to changes in interest rates; and

  . the level to which that market sector is already represented in the Fund's assets.

The dollar-weighted average maturity of the debt securities in the Fund is generally between three and ten years.

The advisor may use the rating services provided by Moody's, S&P, or Fitch. Bond ratings indicate an issuer's financial strength and ability to meet its debt obligations. The advisor determines a comparable rating for unrated bonds.

The Fund may sell a security if:

  . the company's growth prospects or other relative-value indicators have deteriorated;

  .   the stock price reaches a specific target;

  .   the advisor is concerned about an issuer's creditworthiness;

  .   a debt security becomes fully valued;

  . changes in market value cause the Fund to hold a larger position in the stock than the advisor wants;

  .   there are other more attractive investment opportunities available; or

  .   cash is needed to meet shareholder redemptions.

Principal Risks of Investing in the Fund


Loss of money is a risk of investing in the Fund. The value of Fund shares goes up and down with the prices of the securities in which the Fund invests and may decline in value. Debt securities (except for those issued or guaranteed by the U.S. government) may be affected by changes in the financial strength of the issuer or changes in interest rates. While falling interest rates generally increase the value of debt securities, rising interest rates can cause the value of debt securities to fall. Changes in price generally will be greater the longer the maturity of the debt security. Although debt securities in the top four rating categories are considered to be "investment grade," Moody's and others consider bonds rated "Baa" to have speculative characteristics and may have a greater risk of default. Below investment-grade debt securities generally have greater volatility, reduced liquidity, and a much higher risk of repayment default. Any bonds held by the Fund could be downgraded in credit quality or go into default.


During periods of market concern about inflation or deflation, some securities in which the Fund invests

SAFECO  MUTUAL  FUNDS                                            1-800-624-5711
may become more volatile or decline in value. There is also an increased risk of default or issuer bankruptcy, especially for companies that are highly leveraged.

The Fund may be suitable for you if you are concerned about preservation of capital and want exposure to equity and debt securities in a single investment.

Investing in mutual fund shares is not the same as making a bank deposit. Your investment is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Performance

Looking at how the Fund's annual total return has varied from year to year and how its average annual total returns over a one- and five-year period and since inception of the Fund compare to a broad index of stock performance, such as the S&P 500 Index and to a composite index that blends the performance of companies with lower price-to-book ratios and lower forecasted growth values with performance of government and corporate debt securities, mortgage-backed securities, and asset-backed securities such as the 60% Russell 1000 Value/40% Lehman Brothers Aggregate Bond Index, gives you some idea of the Fund's risks. The Fund's returns in the bar chart and table are net of annual operating expenses. All figures assume reinvestment of dividends and distributions. The Fund's past performance, before and after taxes, does not necessarily indicate how the Fund will perform in the future. Current performance may be lower or higher than the performance shown.


  Annual Total Returns (Investors Class)

  [CHART]                                                 Since the Fund's
                                                          inception in 1996,
Year End       Percentage                                 the highest quarterly
--------       ----------                                 return was 11.10% for
  '97            16.64                                    the quarter ended June
  '98            12.56                                    30, 2003; and the
  '99             1.05                                    lowest quarterly
  '00             5.09                                    return was -10.04% for
  '01            -0.29                                    the quarter ended
  '02            -8.74                                    September 30, 2002.
  '03            16.90



Average Annual Total Returns as of December 31, 2003
                                                   Life of
                                    1 year 5 years  Fund*

Safeco Balanced Fund
Investor Class

Before tax                          16.90%   2.47%  6.55%

After tax on distributions          16.29%   1.37%  5.06%

After tax on distributions and sale
of Fund shares                      11.26%   1.45%  4.79%

S&P 500 Index**                     28.67%  -0.57%  9.02%

60% Russell 1000 Value/40% Lehman

Brothers Aggregate Bond Index**     19.66%   4.79%  9.11%
*Fund inception date is January 31, 1996.
**The S&P 500 Index, an unmanaged index of 500 stocks, and the 60/40 combination of the Russell 1000 Value Index and the Lehman Brothers Aggregate Bond Index, are for reference only, do not mirror the Fund's investments, and reflect no deduction for fees, expenses, or taxes.


After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on your tax situation and may differ from those shown. After-tax returns shown are not relevant to shareholders who invest in Fund shares through tax-deferred arrangements such as 401(k) plans and Individual Retirement Accounts.

Fees and Expenses


There are fees and expenses you may pay if you purchase, hold, or redeem shares of the Fund. Shareholder fees are charged directly to your account. The Fund's annual operating expenses are paid from the Fund's assets and therefore you pay them indirectly.




     Fees and Expenses of the Fund (Investor Class)
     ----------------------------------------------------------------------

     Shareholder Fees

     (fees paid directly from your account)

     Redemption fees for shares held less than 30 days in the Fund/1/ 2.00% Wire redemption fee/2/ $20 Annual low balance fee/3/ $12

     Annual Fund Operating Expenses
     (expenses deducted from Fund assets)

     Management fees                                                  0.70%
     12b-1 fees                                                        None
     Other expenses                                                   0.73%
     Total annual Fund operating expenses                             1.43%
     ----------------------------------------------------------------------
     Less expense reimbursement/4/                                    0.33%
     Net annual Fund operating expenses                               1.10%



/1 /Effective July 1, 2004.

/2 /There is a higher charge for international wire redemptions, which may vary by country or dollar amount.

/3 /A low balance fee is charged once each year in December for accounts with balances under $1,000 in the Fund.

/4 /Safeco Asset Management Company (SAM), the Fund's advisor, has contractually agreed until April 30, 2009, to pay certain Fund operating expenses that exceed the rate of 0.40% per annum of the Fund's average daily net assets. This arrangement includes all Fund operating expenses except management fees, Rule 12b-1 fees, brokerage commissions, taxes, interest, and extraordinary expenses. SAM does not have the right to recapture waived fees or reimbursed expenses under this arrangement.





Example

The following hypothetical example shows what your expenses would be if you invested $10,000 in the Fund for the time periods indicated, assuming you reinvest all Fund distributions, earn a 5% annual return each year, and the Fund's net operating expenses remain the same. Use this example for a general comparison of the cost of investing in the Fund with the cost of investing in other mutual funds. This example is for comparison only and does not represent the Fund's actual expenses and returns, either past or future. Although your actual costs may be higher or lower, costs based on these assumptions would be:



                 1 year 3 years 5 years 10 years

  Investor Class  $112   $350    $606    $1,340



The Safeco Balanced Fund is managed by several individuals. The equity portion is co-managed by Rex L. Bentley, CFA, Vice President of Safeco Asset Management Company and Lynette D. Sagvold, CFA, Vice President of Safeco Asset Management Company. Mr. Bentley and Ms. Sagvold have co-managed the Fund since 1996 and also co-manage the Safeco Large-Cap Value Fund.



The debt security portion has been managed by Greg Card, CFA, Assistant Vice President of Safeco Asset Management Company, Tim Hokari, Assistant Vice President of Safeco Asset Management Company, Lesley Fox, Assistant Vice President of Safeco


SAFECO  MUTUAL  FUNDS                                            1-800-624-5711

Asset Management Company, and Nancy McFadden of Safeco Asset Management Company, since 2004. Mr. Card joined Safeco Asset Management Company in 2001 as a portfolio manager. From 1998 to 2001, Mr. Card was a portfolio manager at GE Financial Assurance. Mr. Hokari and Ms. Fox both joined Safeco Asset Management Company as portfolio managers in 2000. From 1994 to 1999, Mr. Hokari was with GE Financial Assurance where he was an Assistant Vice President and portfolio co-manager. From 1994 to 2000, Ms. Fox managed short-term funds for King County, Office of Finance, Treasury Department in the state of Washington. Ms. McFadden joined Safeco Asset Management Company in 2001 as a fixed income analyst. From 1995 to 2001, Ms. McFadden was an analyst with GE Financial Assurance. Mr. Card, Mr. Hokari, Ms. Fox, and Ms. McFadden also manage other Safeco Funds.

Safeco International Stock Fund (SFISX)
This Fund seeks maximum long-term total return (capital appreciation and income) by investing primarily in common stocks of established non-U.S. companies.

Principal Investment Strategies

To achieve its objective, under normal circumstances the Fund invests at least 80% of its net assets (plus any borrowings for investment purposes) in stocks and at least 65% of its assets in securities issued by companies domiciled in countries other than the United States.


When evaluating a stock to buy for the Fund, the sub-advisor that manages the Fund focuses on companies that are:


  . well established with a durable business model and a proven track record of delivering earnings and dividends;

  . undervalued relative to their intrinsic value and/or future growth potential;

  . undervalued when compared to their historic valuations, to competitors, or to companies with similar growth records; and

  .   liquid and readily traded on established foreign exchanges.

To reduce the risks associated with fluctuations in foreign currency values, security prices, and interest rates, the Fund may invest in:

  . futures contracts, which enable the Fund to buy or sell a financial investment at a particular price on a stated future date;

  . options, which give the Fund the right to buy, in the case of a call, or the right to sell, in the case of a put, the underlying security at a particular price for a specified period of time; and

  . forward contracts, such as forward foreign currency exchange contracts, which enable the Fund to "lock in" the U.S. dollar price of a security position or anticipated dividend or interest payment.

The Fund may sell a stock if:

  . the company's earnings prospects or other fundamental value indicators have deteriorated;

  .   a stock price reaches full value;

  . changes in market value cause the Fund to hold a larger position in the stock than the sub-advisor wants;

  .   other companies present more attractive investment opportunities; or

  .   cash is needed to meet shareholder redemptions.

Principal Risks of Investing in the Fund

Loss of money is a risk of investing in the Fund. The value of Fund shares goes up and down with the prices of the securities in which the Fund invests and may decline in value. Stocks selected on the basis of expected future earnings may not perform as expected and could underperform other investments.

Overseas investing carries potential risks beyond investment returns that are not associated with domestic investments. These risks include, but are not limited to:

  . currency exchange rate fluctuations affecting the U.S. dollar value of securities denominated in that foreign currency;

  . political and financial instability that may result in expropriation of assets;

  . less liquidity of foreign investments that may make it more difficult for the Fund to sell a security at a good price;

  . lack of uniform accounting, auditing, and financial reporting standards that may make it more difficult to obtain financial information about the security;

  . less government regulation and supervision of foreign stock exchanges, brokers and listed companies that may result in increased fraud or a failure to detect fraud;

  .   increased price volatility;

  .   delays in transaction settlement in some foreign markets; and

  .   taxes imposed by foreign governments.

SAFECO  MUTUAL  FUNDS                                            1-800-624-5711

Investment in futures contracts, forward contracts, and options also carry special risks. The Fund could lose money if the sub-advisor invests in futures contracts, options, or forward contracts that represent a position opposite to the direction in which the market actually moves. There is not necessarily a correlation between price movements of these types of contracts and changes in the value of their underlying securities. There may not be a liquid secondary market in which to resell futures contracts, options, and forward contracts if the sub-advisor wants to close out a position before the futures contract, option, or forward contract expires.

The Fund may be suitable for you if you want exposure to international equity markets.

Investing in mutual fund shares is not the same as making a bank deposit. Your investment is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Performance

Looking at how the Fund's annual total return has varied from year to year and how its average annual total returns over a one- and five-year period and since inception of the Fund compare to a recognized index of international stocks, such as the MSCI EAFE Index, gives you some idea of the Fund's risks. The Fund's returns in the bar chart and table are net of annual operating expenses. All figures assume reinvestment of dividends and distributions. The Fund's past performance, before and after taxes, does not necessarily indicate how the Fund will perform in the future. Current performance may be lower or higher than the performance shown.


  Annual Total Returns (Investor Class)

  [CHART]
                                                       Since the Fund's
Year End       Percentage                              inception in 1996, the
--------       ----------                              highest quarterly return
  '97             4.55                                 was 19.79% for the
  '98            14.26                                 quarter ended December
  '99            29.00                                 31, 1999; and the lowest
  '00           -10.95                                 quarterly return was
  '01           -24.30                                 -21.14% for the quarter
  '02           -19.12                                 ended September 30, 2002.
  '03            27.74



Average Annual Total Returns as of December 31, 2003
                                                      Life of
                                       1 year 5 years  Fund*

Safeco International Stock Fund
Investor Class

Before tax                             27.74%  -2.11%  2.61%

After tax on distributions             27.51%  -2.60%  2.11%

After tax on distributions and sale of
Fund shares                            18.34%  -1.93%  2.03%

MSCI EAFE Index**                      38.59%  -0.05%  3.29%

* Fund inception date is January 31, 1996.

** The MSCI EAFE Index (Morgan Stanley Capital International Europe,
   Australasia, Far East Index), an unmanaged index comprised of 21 developed equity markets outside of North America, is for reference only, does not mirror the Fund's investments, includes reinvested dividends net of tax withholding, and reflects no deduction for fees or expenses.


After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on your tax situation and may differ from those shown.

After-tax returns shown are not relevant to shareholders who invest in Fund shares through tax-deferred arrangements such as 401(k) plans and Individual Retirement Accounts.

Fees and Expenses


There are fees and expenses you may pay if you purchase, hold, or redeem shares of the Fund. Shareholder fees are charged directly to your account. The Fund's annual operating expenses are paid from the Fund's assets and therefore you pay them indirectly.




     Fees and Expenses of the Fund (Investor Class)
     ----------------------------------------------------------------------

     Shareholder Fees

     (fees paid directly from your account)

     Redemption fees for shares held less than 90 days/1/ in the Fund 2.00% Wire redemption fee/2/ $20 Annual low balance fee/3/ $12

     Annual Fund Operating Expenses
     (expenses deducted from Fund assets)

     Management fees                                                  1.00%
     12b-1 fees                                                        None
     Other expenses                                                   1.19%
     Total annual Fund operating expenses                             2.19%
     ----------------------------------------------------------------------
     Less expense reimbursement/4/                                    0.79%
     Net annual Fund operating expenses                               1.40%


/1/ 30 days effective July 1, 2004.

/2/ There is a higher charge for international wire redemptions, which may vary by country or dollar amount.

/3/ A low balance fee is charged once each year in December for accounts with balances under $1,000 in the Fund.

/4/ Safeco Asset Management Company (SAM), the Fund's advisor, has contractually agreed until April 30, 2009, to pay certain Fund operating expenses that exceed the rate of 0.40% per annum of the Fund's average daily net assets. This arrangement includes all Fund operating expenses except management fees, Rule 12b-1 fees, brokerage commissions, taxes, interest, and extraordinary expenses. SAM does not have the right to recapture waived fees or reimbursed expenses under this arrangement.

Example

The following hypothetical example shows what your expenses would be if you invested $10,000 in the Fund for the time periods indicated, assuming you reinvest all Fund distributions, earn a 5% annual return each year, and the Fund's net operating expenses remain the same. Use this example for a general comparison of the cost of investing in the Fund with the cost of investing in other mutual funds. This example is for comparison only and does not represent the Fund's actual expenses and returns, either past or future. Although your actual costs may be higher or lower, costs based on these assumptions would be:



                 1 year 3 years 5 years 10 years

  Investor Class  $143   $443    $766    $1,680



Safeco Asset Management Company is the investment advisor to the Safeco International Stock Fund. Bank of Ireland Asset Management (U.S.) Limited ("sub-advisor") is the investment sub-advisor to the Fund and is responsible for the day-to-day management of the Fund. The Fund is managed by a committee of portfolio managers at the sub-advisor who are jointly and primarily responsible for the day-to-day management of the Fund's portfolio.


SAFECO  MUTUAL  FUNDS                                            1-800-624-5711

Safeco Municipal Bond Fund (SFCOX)

 This Fund seeks to provide as high a level of current interest income exempt from federal income tax as is consistent with the relative stability of capital.

Principal Investment Strategies


To achieve its objective, the Fund invests primarily in municipal bonds rated investment grade or better with average maturities of 15 years or longer. The Fund invests under normal circumstances:



  . at least 80% of its assets in investment-grade municipal bonds with a maturity of more than one year and the interest on which is exempt from federal income tax; and

  . up to 20% of its assets in unrated municipal bonds, as long as the advisor determines they are of comparable quality to investment-grade securities.


The Fund will not invest in securities the interest on which is a tax preference item for purposes of the federal alternative minimum tax.


When evaluating a bond to buy, the advisor considers, among other things:

  .   yield;

  .   maturity;

  . structural features such as an issuer's right to buy the bond back at a stated price (a "call") or the Fund's right to require the issuer to buy the bond back at a stated price (a "put");

  .   credit quality (including the underlying rating of insured bonds);

  .   the project the issuer is financing;

  .   the original offering price;

  .   any state or local tax exemption; and

  . the amount of discount off or premium on the stated principal amount of the bond represented by the price offered.


After evaluating a bond, the advisor compares the bond to other available bonds, which may have different features. The advisor also considers the relative weighting of the Fund's holdings among states. The advisor favors long-maturity bonds in essential services that offer a significant degree of protection against issuer repurchase rights prior to maturity and good value relative to their peers.


The advisor may use the rating services provided by Moody's, S&P, or Fitch. Bond ratings indicate an issuer's financial strength and ability to meet its debt obligations.

The Fund may sell bonds when:

  . they become fully valued;

  . more attractively valued bonds become available; or

  . cash is needed to meet shareholder redemptions.

Because it often takes years for attractive relative valuations to be recognized by the municipal securities market, turnover of the Fund's portfolio can be low.

Principal Risks of Investing in the Fund

Loss of money is a risk of investing in the Fund. The Fund is subject to interest rate risk. Generally, when market interest rates rise the price of the Fund's debt securities will fall. This risk is greater for longer maturity securities and the Fund may experience greater volatility than a fund invested in bonds with a shorter average maturity.


Although securities in the top four rating categories are considered "investment grade," Moody's and others consider bonds rated "Baa" to have speculative characteristics. These lower-quality securities may be subject to greater risk of repayment default, particularly during economic downturns and periods of rising interest rates. Money to repay limited obligations and revenue bonds, which provide financing for a specific project or public facility, may be limited to the revenues generated by those projects or facilities, or to special tax revenues. There are greater risks of repayment default for these securities because repayment may depend on the credit of a private entity, and the general revenues of the public issuer will not be available for repayment.


This Fund may be suitable for you if you seek high current tax-exempt income and relative stability of principal. The Fund is not available as an investment vehicle for qualified retirement plans and other tax-favored accounts.

Investing in mutual fund shares is not the same as making a bank deposit. Your investment is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Performance

Looking at how the Fund's annual total return has varied from year to year and how its average annual total returns over a one-, five- and ten-year period compare to a widely recognized index of municipal bonds having long maturities, such as the Lehman Brothers Long Municipal Bond Index, gives you some idea of the Fund's risks. The Fund's returns in the bar chart and table are net of annual operating expenses. All figures assume reinvestment of dividends and distributions. The Fund's past performance, before and after taxes, does not necessarily indicate how the Fund will perform in the future. Current performance may be lower or higher than the performance shown.

  Annual Total Returns (Investor Class)


[CHART]                                                    During the ten-year
                                                           period shown in the
Year End   Percentage                                      bar chart, the
--------   ----------                                      highest quarterly
   '94       -8.25                                         return was 8.82% for
   '95       21.48                                         the quarter ended
   '96        3.18                                         March 31, 1995; and
   '97       10.68                                         the lowest quarterly
   '98        6.35                                         return was -6.77%
   '99       -6.18                                         for the quarter
   '00       14.17                                         ended March 31, 1994.
   '01        5.30
   '02       10.33
   '03        5.96


Average Annual Total Returns as of December 31, 2003
                                    1 year 5 years 10 years

Safeco Municipal Bond Fund
Investor Class

Before tax                           5.96%  5.69%    5.97%

After tax on distributions           5.68%  5.55%    5.83%

After tax on distributions and sale
of Fund shares                       5.70%  5.53%    5.81%

Lehman Brothers Long Municipal

Bond Index*                          6.13%  5.95%    6.40%
*The Lehman Brothers Long Municipal Bond Index, an unmanaged index of bonds with a minimum credit rating of BAA3, issued as part of a deal of at least $50 million, having an amount of at least $5 million and maturing in 22 or more years, is for reference only, does not mirror the Fund's investments, and reflects no deduction for fees, expenses, or taxes.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on your tax situation and may differ from those shown.

SAFECO  MUTUAL  FUNDS                                            1-800-624-5711

Fees and Expenses


There are fees and expenses you may pay if you purchase, hold, or redeem shares of the Fund. Shareholder fees are charged directly to your account. The Fund's annual operating expenses are paid from the Fund's assets and therefore you pay them indirectly.




    Fees and Expenses of the Fund (Investor Class)
    -----------------------------------------------------------------------

    Shareholder Fees

    (fees paid directly from your account)

    Redemption fees for shares held less than 90 days/1/ in the Fund 2.00% Wire redemption fee/2/ $ 20 Annual low balance fee/3/ $ 12

    Annual Fund Operating Expenses
    (expenses deducted from Fund assets)

    Management fees                                                   0.47%
    12b-1 fees                                                        None
    Other expenses                                                    0.14%
    Total annual Fund operating expenses/4/                           0.61%


/1/30 days effective July 1, 2004.

/2/There is a higher charge for international wire redemptions, which may vary by country or dollar amount.

/3/A low balance fee is charged once each year in December for accounts with balances under $1,000 in the Fund.

/4/Safeco Asset Management Company (SAM), the Fund's advisor, has contractually agreed until April 30, 2009, to pay certain Fund operating expenses that exceed the rate of 0.40% per annum of the Fund's average daily net assets. This arrangement includes all Fund operating expenses except management fees, Rule 12b-1 fees, brokerage commissions, taxes, interest, and extraordinary expenses. SAM does not have the right to recapture waived fees or reimbursed expenses under this arrangement.

Example


The following hypothetical example shows what your expenses would be if you invested $10,000 in the Fund for the time periods indicated, assuming you reinvest all Fund distributions, earn a 5% annual return each year, and the Fund's operating expenses remain the same. Use this example for a general comparison of the cost of investing in the Fund with the cost of investing in other mutual funds. This example is for comparison only and does not represent the Fund's actual expenses and returns, either past or future. Although your actual costs may be higher or lower, costs based on these assumptions would be:




                 1 year 3 years 5 years 10 years

 Investor Class   $62    $195    $340     $762



The Safeco Municipal Bond Fund is co-managed by Stephen C. Bauer, President and Director of Safeco Asset Management Company and Mary Metastasio, Vice President of Safeco Asset Management Company. Mr. Bauer has been a manager of the Fund since 1981 and is a manager of other Safeco Funds. Ms. Metastasio has been a manager of the Fund since 2003, has been associated with Safeco Asset Management Company since 1985, and is a manager of other Safeco Funds.

Safeco Intermediate-Term Municipal Bond Fund (SFIBX)
This Fund seeks to provide as high a level of current interest income exempt from federal income tax as is consistent with prudent investment risk.

Principal Investment Strategies

The Fund is designed to provide much of the yield potential of a long-term bond fund but with less fluctuation in share price. To achieve its objective, the Fund invests primarily in municipal bonds rated investment grade or better. The Fund's portfolio maintains an average dollar-weighted maturity of between three and ten years although individual securities held by the Fund may have maturities outside that range.

The Fund invests under normal circumstances:


  . at least 80% of its assets in investment-grade municipal bonds with maturities of more than one year and the interest on which is exempt from federal income tax; and


  . up to 20% of its assets in unrated municipal bonds, as long as the advisor determines they are of comparable quality to investment-grade securities.


The Fund will not invest in securities the interest on which is a tax preference item for purposes of the federal alternative minimum tax.


When evaluating a bond to buy, the advisor considers among other things:

  .   yield;

  .   maturity;

  . structural features such as an issuer's right to buy the bond back at a stated price (a "call") or the Fund's right to require the issuer to buy the bond back at a stated price (a "put");

  .   credit quality (including the underlying rating of insured bonds);

  .   the purpose the issuer is financing;

  .   the original offering price;

  .   any state or local tax exemption; and

  . the amount of discount off or premium on the stated principal amount of the bond represented by the price offered.

After evaluating a bond, the advisor compares the bond to other available bonds, which may have different features, and will buy the bond if it appears to offer the best relative value. The advisor may use rating services provided by Moody's, S&P, or Fitch. Bond ratings indicate an issuer's financial strength and ability to meet its debt obligations.

The Fund may sell bonds when:

  . they become fully valued;

  . more attractively valued bonds become available; or

  . cash is needed to meet shareholder redemptions.

Principal Risks of Investing in the Fund

Loss of money is a risk of investing in the Fund. The Fund is subject to interest rate risk. Generally, when market interest rates rise the price of the Fund's debt securities will fall. This risk is greater the longer the maturity of the debt security.


Although securities in the top four rating categories are considered "investment grade," Moody's and others consider bonds rated "Baa" to have speculative characteristics. These lower-quality securities may be subject to greater risk of repayment default, particularly during economic downturns and periods of rising interest rates. Money to repay limited obligations and revenue bonds, which provide financing for a specific project or public facility, may be limited to the revenues generated by those projects or facilities, or to special tax revenues. There are greater risks of repayment default for these securities because repayment may depend on the credit of a


SAFECO  MUTUAL  FUNDS                                            1-800-624-5711
private entity, and the general revenues of the public issuer will not be available for repayment.

This conservative Fund is suitable for investors seeking federally tax-exempt income with relative price stability. The Fund is not available as an investment vehicle for qualified retirement plans and other tax-favored accounts.

Investing in mutual fund shares is not the same as making a bank deposit. Your investment is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Performance

Looking at how the Fund's annual total return has varied from year to year and how its average annual total returns over a one-, five- and ten-year period compare to a widely recognized index of municipal bonds, such as the Lehman Brothers 7-Year Municipal Bond Index, gives you some idea of the Fund's risks. The Fund's returns in the bar chart and table are net of annual operating expenses. All figures assume reinvestment of dividends and distributions. The Fund's past performance, before and after taxes, does not necessarily indicate how the Fund will perform in the future. Current performance may be lower or higher than the performance shown.

  Annual Total Returns (Investor Class)

   [CHART]                                         During the ten-year
                                                   period shown in the
   Year End        Percentage                      bar chart, the
   --------        ----------                      highest quarterly
     ,94              -5.62                        return was 6.25%
     ,95              15.22                        for the quarter
     ,96               3.75                        ended March 31,
     ,97               7.50                        1995; and the lowest
     ,98               5.33                        quarterly return was
     ,99              -0.84                        -4.47% for the
     ,00               7.44                        quarter ended
     ,01               4.53                        March 31, 1994.
     ,02               8.89
     ,03               4.78


Average Annual Total Returns as of December 31, 2003
                                    1 year 5 years 10 years

Safeco Intermediate-Term
Municipal Bond Fund
Investor Class

Before tax                           4.78%  4.91%    4.96%

After tax on distributions           4.69%  4.79%    4.90%

After tax on distributions and sale
of Fund shares                       4.56%  4.75%    4.84%

Lehman Brothers 7-Year

Municipal Bond Index*                5.45%  5.92%    5.86%

*The Lehman Brothers 7-Year Municipal Bond Index, an unmanaged index of bonds rated BAA3 or above, issued as part of a deal of at least $50 million, having an amount of at least $5 million and maturing in 6 or more years, is for reference only, does not mirror the Fund's investments, and reflects no deduction for fees, expenses, or taxes.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on your tax situation and may differ from those shown.

Safeco Intermediate-Term Municipal Bond Fund (SFIBX), continued

Fees and Expenses


There are fees and expenses you may pay if you purchase, hold, or redeem shares of the Fund. Shareholder fees are charged directly to your account. The Fund's annual operating expenses are paid from the Fund's assets and therefore you pay them indirectly.



     Fees and Expenses of the Fund (Investor Class)
     ----------------------------------------------------------------------

     Shareholder Fees

     (fees paid directly from your account)

     Redemption fees for shares held less than 30 days in the Fund/1/ 2.00% Wire redemption fee/2/ $20 Annual low balance fee/3/ $12

     Annual Fund Operating Expenses
     (expenses deducted from Fund assets)

     Management fees                                                  0.50%
     12b-1 fees                                                        None
     Other expenses                                                   0.54%
     Total annual Fund operating expenses                             1.04%
     ----------------------------------------------------------------------
     Less expense reimbursement/4/                                    0.14%
     Net annual Fund operating expenses                               0.90%


/1/Effective July 1, 2004.

/2/There is a higher charge for international wire redemptions, which may vary by country or dollar amount.

/3/A low balance fee is charged once each year in December for accounts with balances under $1,000 in the Fund.

/4/Safeco Asset Management Company (SAM), the Fund's advisor, has contractually agreed until April 30, 2009, to pay certain Fund operating expenses that exceed the rate of 0.40% per annum of the Fund's average daily net assets. This arrangement includes all Fund operating expenses except management fees, Rule 12b-1 fees, brokerage commissions, taxes, interest, and extraordinary expenses. In 2003, SAM began voluntarily reimbursing the Fund to the extent that its total expenses exceed the rate of 0.70% per annum of the Fund's average daily net assets. The above "Fees and Expenses of the Fund" table reflects "contractual" expense reimbursements, if any, but does not reflect "voluntary" expense reimbursements. SAM does not have the right to recapture waived fees or reimbursed expenses under either of these arrangements.

Example

The following hypothetical example shows what your expenses would be if you invested $10,000 in the Fund for the time periods indicated, assuming you reinvest all Fund distributions, earn a 5% annual return each year, and the Fund's net operating expenses remain the same. Use this example for a general comparison of the cost of investing in the Fund with the cost of investing in other mutual funds. This example is for comparison only and does not represent the Fund's actual expenses and returns, either past or future. Although your actual costs may be higher or lower, costs based on these assumptions would be:


                    1 year 3 years 5 years 10 years

  Investor Class/1/  $92    $287    $498    $1,108


/1/With voluntary reimbursement, the net costs for one, three, five, and ten years would be $72, $224, $390, and $871, respectively.


The Safeco Intermediate-Term Municipal Bond Fund is co-managed by Mary Metastasio, Vice President of Safeco Asset Management Company and Stephen C. Bauer, President and Director of Safeco Asset Management Company. Ms. Metastasio has been a manager of the Fund since 1996 and is a manager of other Safeco Funds. Mr. Bauer has been a manager of the Fund since 2003, has been associated with Safeco Asset Management Company since 1971, and is a manager of other Safeco Funds.

SAFECO  MUTUAL  FUNDS                                            1-800-624-5711

Safeco California Tax-Free Income Fund (SFCAX)
This Fund seeks to provide as high a level of current interest income exempt from federal income tax and California state personal income tax as is consistent with the relative stability of capital.

This Fund is available to California, Oregon, Nevada and Arizona residents.

Principal Investment Strategies


To achieve its objective, the Fund invests primarily in investment-grade municipal bonds issued by the state of California or its political subdivisions and having average maturities of 15 years or longer. The Fund invests under normal circumstances:



.. at least 80% of its assets in securities the interest on which is exempt from federal income tax and California personal income tax;


.. at least 65% of its assets in investment-grade municipal bonds with a maturity of more than one year; and

.. up to 20% of its assets in unrated municipal bonds, as long as the advisor determines they are of comparable quality to investment-grade securities.


The Fund may invest in tax-exempt securities of issuers located outside the state of California. The Fund will not invest in securities the interest on which is a tax preference item for purposes of the federal alternative minimum tax.


When evaluating a bond to buy, the advisor considers among other things:

..  yield;

..  maturity;

.. structural features such as an issuer's right to buy the bond back at a stated price (a "call") or the Fund's right to require the issuer to buy the bond back at a stated price (a "put");

..  credit quality (including the underlying rating of insured bonds);

..  the project the issuer is financing;

..  the original offering price;

..  any state or local tax exemption;

.. the amount of discount off or premium on the stated principal amount of the bond represented by the price offered; and

.. whether the bond appears to offer the best overall value when compared to other available bonds.

The advisor favors long-maturity bonds in essential services that offer a significant degree of protection against issuer repurchase rights prior to maturity and good value relative to their peers. The advisor may use the rating services provided by Moody's, S&P, or Fitch. Bond ratings indicate an issuer's financial strength and ability to meet its debt obligations.

The Fund may sell bonds when:

.. they become fully valued;

.. more attractively valued bonds become available; or

.. cash is needed to meet shareholder redemptions.

Because it often takes years for attractive relative valuations to be recognized by the municipal securities market, turnover of the Fund's portfolio can be low.

Principal Risks of Investing in the Fund


Loss of money is a risk of investing in the Fund. The Fund is subject to interest rate risk. Generally, when market interest rates rise the price of the Fund's debt securities will fall. This risk is greater for longer maturity securities and the Fund may experience greater volatility than a fund invested in bonds with shorter average maturities.



Although securities in the top four rating categories are considered "investment grade," Moody's and others consider bonds rated "Baa" to have speculative characteristics. These lower-quality securities may be subject to greater risk of repayment default, particularly during economic downturns and periods of rising interest rates. Money to repay limited obligations and revenue bonds, which provide financing for a specific project or public facility, may be limited to the revenues generated by those projects or facilities, or to special tax revenues. There are greater risks of repayment default for these securities because repayment may depend on the credit of a private entity, and the general revenues of the public issuer will not be available for repayment.


Because the Fund concentrates its investments in a single state, there may be more fluctuation in the value of its securities than is the case for mutual funds whose portfolios are more geographically diverse.

This Fund may be suitable for you if you are a long-term investor and wish to earn income that is free from federal income tax and free from California state personal income tax. The Fund is not available as an investment vehicle for qualified retirement plans and other tax-favored accounts.

Investing in mutual fund shares is not the same as making a bank deposit. Your investment is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Performance

Looking at how the Fund's annual total return has varied from year to year and how its average annual total returns over a one-, five- and ten-year period compare to a widely recognized index of municipal bonds having long maturities, such as the Lehman Brothers Long Municipal Bond Index, gives you some idea of the Fund's risks. The Fund's returns in the bar chart and table are net of annual operating expenses. All figures assume reinvestment of dividends and distributions. The Fund's past performance, before and after taxes, does not necessarily indicate how the Fund will perform in the future. Current performance may be lower or higher than the performance shown.

  Annual Total Returns (Investor Class)



[CHART]                                            During the ten-year
                                                   period shown in the
  Year End        Percentage                       bar chart, the
  --------        ----------                       highest quarterly
    '94             -9.20                          return was 10.59%
    '95             26.14                          for the quarter
    '96              2.53                          ended March 31,
    '97             11.55                          1995; and the lowest
    '98              6.19                          quarterly return was
    '99             -9.18                          -6.16% for the
    '00             18.79                          quarter ended
    '01              4.12                          March 31, 1994.
    '02              8.76
    '03              4.97


Average Annual Total Returns as of December 31, 2003
                                    1 year 5 years 10 years

Safeco California Tax-Free
Income Fund
Investor Class

Before tax                           4.97%  5.10%    5.96%

After tax on distributions           4.91%  5.00%    5.78%

After tax on distributions and sale
of Fund shares                       4.87%  4.99%    5.74%

Lehman Brothers Long Municipal

Bond Index*                          6.13%  5.95%    6.40%
*The Lehman Brothers Long Municipal Bond Index, an unmanaged index of bonds with a minimum credit rating of BAA3, issued as part of a deal of at least $50 million, having an amount of at least $5 million and maturing in 22 or more years, is for reference only, is not limited to California issuers, does not mirror the Fund's investments, and reflects no deduction for fees, expenses, or taxes.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on your tax situation and may differ from those shown.

SAFECO  MUTUAL  FUNDS                                            1-800-624-5711

Fees and Expenses


There are fees and expenses you may pay if you purchase, hold, or redeem shares of the Fund. Shareholder fees are charged directly to your account.


The Fund's annual operating expenses are paid from the Fund's assets and therefore you pay them indirectly.


    Fees and Expenses of the Fund (Investor Class)
    -----------------------------------------------------------------------

    Shareholder Fees

    (fees paid directly from your account)

    Redemption fees for shares held less than 90 days/1/ in the Fund 2.00% Wire redemption fee/2/ $ 20 Annual low balance fee/3/ $ 12

    Annual Fund Operating Expenses
    (expenses deducted from Fund assets)

    Management fees                                                   0.50%
    12b-1 fees                                                        None
    Other expenses                                                    0.25%
    Total annual Fund operating expenses/4/                           0.75%

/1/30 days effective July 1, 2004.

/2/There is a higher charge for international wire redemptions, which may vary by country or dollar amount.

/3/A low balance fee is charged once each year in December for accounts with balances under $1,000 in the Fund.

/4/Safeco Asset Management Company (SAM), the Fund's advisor, has contractually agreed until April 30, 2009, to pay certain Fund operating expenses that exceed the rate of 0.40% per annum of the Fund's average daily net assets. This arrangement includes all Fund operating expenses except management fees, Rule 12b-1 fees, brokerage commissions, taxes, interest, and extraordinary expenses. In 2003, SAM began voluntarily reimbursing the Fund to the extent that its total expenses exceed the rate of 0.63% per annum of the Fund's average daily net assets. The above "Fees and Expenses of the Fund" table reflects "contractual" expense reimbursements, if any, but does not reflect "voluntary" expense reimbursements. SAM does not have the right to recapture waived fees or reimbursed expenses under either of these arrangements.

Example

The following hypothetical example shows what your expenses would be if you invested $10,000 in the Fund for the time periods indicated, assuming you reinvest all Fund distributions, earn a 5% annual return each year, and the Fund's operating expenses remain the same. Use this example for a general comparison of the cost of investing in the Fund with the cost of investing in other mutual funds. This example is for comparison only and does not represent the Fund's actual expenses and returns, either past or future. Although your actual costs may be higher or lower, costs based on these assumptions would be:


                    1 year 3 years 5 years 10 years

 Investor Class/1/   $77    $240    $417     $930


/1/With voluntary reimbursement, the net costs for one, three, five, and ten years would be $64, $202, $351, and $786, respectively.


The Safeco California Tax-Free Income Fund is co-managed by Stephen C. Bauer, President and Director of Safeco Asset Management Company and Mary Metastasio, Vice President of Safeco Asset Management Company. Mr. Bauer has been a manager of the Fund since 1983 and is a manager of other Safeco Funds. Ms. Metastasio has been a manager of the Fund since 2003, has been associated with Safeco Asset Management Company since 1985, and is a manager of other Safeco Funds.

Safeco Intermediate-Term U.S. Government Fund (SFUSX)
This Fund seeks as high a level of current income as is consistent with the preservation of capital by investing in securities issued or guaranteed by the U.S. government or its agencies and instrumentalities.

Principal Investment Strategies

To achieve its objective, under normal circumstances the Fund invests at least 80% of its net assets (plus any borrowings for investment purposes) in securities issued or guaranteed by the U.S. government or its agencies and instrumentalities. The dollar-weighted average maturity of the Fund will generally range between three and ten years although the maturity of individual securities may be out of that range.


While U.S. government security default rates may be lower in comparison to securities of most private issuers, there is still a risk of loss. Securities supported by the full faith and credit of the United States are identified in italics below. Other U.S. government securities are supported only by the credit of the issuing agency, instrumentality, or corporation and carry comparatively more risk.


U.S. government securities in which the Fund invests include, but are not limited to:


  . Mortgage-related securities backed by pools of mortgages, including modified pass-through certificates and collateralized mortgage obligations
      (CMOs), issued by the Government National Mortgage Association (GNMA), the Federal Home Loan Corporation (FHLMC), and the Federal National Mortgage Association (FNMA);

  . U.S. Treasury bills, notes, bonds, and interest or principal components of Separate Trading of Registered Interest and Principal of Securities (STRIPS). The Federal Reserve Bank creates STRIPS by separating the interest and principal components of an outstanding U.S. Treasury bond and selling them as individual securities;

  . Other U.S. government securities guaranteed by the full faith of the U.S. government but not direct obligations of the U.S. Treasury;

  . Government-sponsored agency securities (discount notes, notes, bonds, and STRIPS) including FHLMC, FNMA, Federal Home Loan Bank (FHLB), or the Federal Farm Credit Bank (FFCB), Federal Agricultural Mortgage Corp (FRMMT), or Student Loan Marketing Association (SLMA); and

  .   Securities issued by the Tennessee Valley Authority (TVA).

The Fund may also invest in mortgage obligations issued by private issuers that are collateralized by obligations issued by the U.S. government or one of its agencies.

The decision to buy or sell securities in the Fund generally falls into one or more of the following categories:

  .   to move in or out of various sectors based upon their relative values;

  . to reduce the Fund's investment in sectors viewed as overvalued, while increasing the Fund's investment in undervalued sectors;

  .   to realign the overall maturity or duration of the Fund's portfolio; or

  .   to raise cash to meet shareholder redemptions.

With each buy/sell decision, the advisor also considers the effect the transaction may have on the performance of the Fund's portfolio as a whole.

Principal Risks of Investing in the Fund


Loss of money is a risk of investing in the Fund. The Fund is subject to interest rate risk and prepayment risk (shortening and/or extension risk). Generally, when market interest rates rise the price of the Fund's debt securities will fall. This risk is greater for longer maturity securities. Prepayment (shortening) risk


SAFECO  MUTUAL  FUNDS                                            1-800-624-5711
exists when interest rates fall. Homeowners may refinance their loans resulting in mortgage-backed securities being paid off sooner than anticipated. Reinvesting the returned principal in a lower interest-rate market would reduce the Fund's income. Mortgage-backed securities are also subject to extension risk if rates increase and prepayments slow.


Mortgage related securities issued by FHLMC and FNMA, government-sponsored agency securities including FHLMC, FNMA, FHLB, FFCB, FRMMT, and SLMA, and securities issued by TVA are supported only by the credit of the issuer. Although these securities may have high credit ratings, they are not backed by the full faith and credit of the United States.

Risks associated with mortgage-backed securities, such as interest rate risk and prepayment risk may be amplified if the investment is in a CMO. CMOs that pay interest at floating rates or are subject to interest rate adjustments may be more volatile than fixed-rate obligations.

The prices of STRIPS can be more volatile than other U.S. Treasury securities when market interest rates change.

This Fund offers a combination of relative price stability and yield. It may be suitable for you if you want to earn more income than you can earn with U.S. Treasury securities, yet still wish to own a portfolio of securities with the backing of the U.S. government.

Investing in mutual fund shares is not the same as making a bank deposit. Your investment is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Performance

Looking at how the Fund's annual total return has varied from year to year and how its average annual total returns over a one-, five- and ten-year period compare to a widely recognized index of U.S. government securities, such as the Lehman Brothers Intermediate Government Index or the Merrill Lynch U.S. Treasury/Agency Master Index, gives you some idea of the Fund's risks. In the future, the prospectus will compare its performance only to the Lehman Brothers Intermediate Government Index, as its focus on intermediate government securities provides a more meaningful comparison for the Fund. The Fund's returns in the bar chart and table are net of annual operating expenses. All figures assume reinvestment of dividends and distributions. The Fund's past performance, before and after taxes, does not necessarily indicate how the Fund will perform in the future. Current performance may be lower or higher than the performance shown.

  Annual Total Returns (Investor Class)


  [CHART]                                      During the ten-year
                                               period shown in the
   Year End     Percentage                     bar chart, the
   --------     ----------                     highest quarterly
     '94          -4.27                        return was 4.79%
     '95          15.48                        for the quarter
     '96           3.98                        ended March 31,
     '97           8.97                        1995; and the lowest
     '98           6.84                        quarterly return was
     '99           0.16                        -3.58 for the
     '00           9.50                        quarter ended
     '01           7.29                        March 31, 1994.
     '02           9.84
     '03           1.40


Average Annual Total Returns as of December 31, 2003
                                    1 year 5 years 10 years

Safeco Intermediate-Term U.S.
Government Fund
Investor Class

Before tax                           1.40%  5.56%    5.78%

After tax on distributions          -0.14%  3.34%    3.36%

After tax on distributions and sale
of Fund shares                       0.91%  3.34%    3.39%

Lehman Brothers Intermediate

Government Index*                    2.30%  6.16%    6.33%

Merrill Lynch U.S. Treasury/
Agency Master Index*                 2.36%  6.22%    6.71%

*The Lehman Brothers Intermediate Government Index, an unmanaged index comprised of U.S. Treasury and U.S. agency issues from its more comprehensive U.S. Aggregate Index, excluding maturities below one year and above 9.9 years, and the Merrill Lynch U.S. Treasury/Agency Master Index, an unmanaged index of U.S. Treasury and U.S. agency securities, are for reference only, do not mirror the Fund's investments, and reflect no deduction for fees, expenses, or taxes.


After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on your tax situation and may differ from those shown. After-tax returns shown are not relevant to shareholders who invest in Fund shares through tax-deferred arrangements such as 401(k) plans and Individual Retirement Accounts.

Fees and Expenses


There are fees and expenses you may pay if you purchase, hold, or redeem shares of the Fund. Shareholder fees are charged directly to your account. The Fund's annual operating expenses are paid from the Fund's assets and therefore you pay them indirectly.



     Fees and Expenses of the Fund (Investor Class)
     ----------------------------------------------------------------------

     Shareholder Fees

     (fees paid directly from your account)

     Redemption fees for shares held less than 90 days/1/ in the Fund 2.00% Wire redemption fee/2/ $20 Annual low balance fee/3/ $12

     Annual Fund Operating Expenses
     (expenses deducted from Fund assets)

     Management fees                                                  0.55%
     12b-1 fees                                                        None
     Other expenses                                                   0.39%
     Total annual Fund operating expenses/4/                          0.94%

/1/30 days effective July 1, 2004.

/2/There is a higher charge for international wire redemptions, which may vary by country or dollar amount.

/3/A low balance fee is charged once each year in December for accounts with balances under $1,000 in the Fund.

/4/Safeco Asset Management Company (SAM), the Fund's advisor, has contractually agreed until April 30, 2009, to pay certain Fund operating expenses that exceed the rate of 0.40% per annum of the Fund's average daily net assets. This arrangement includes all Fund operating expenses except management fees, Rule 12b-1 fees, brokerage commissions, taxes, interest, and extraordinary expenses. In 2003, SAM began voluntarily reimbursing the Fund to the extent that its total expenses exceed the rate of 0.74% per annum of the Fund's average daily net assets. The above "Fees and Expenses of the Fund" table reflects "contractual" expense reimbursements, if any, but does not reflect "voluntary" expense reimbursements. SAM does not have the right to recapture waived fees or reimbursed expenses under either of these arrangements.

SAFECO  MUTUAL  FUNDS                                            1-800-624-5711

Example

The following hypothetical example shows what your expenses would be if you invested $10,000 in the Fund for the time periods indicated, assuming you reinvest all Fund distributions, earn a 5% annual return each year, and the Fund's operating expenses remain the same. Use this example for a general comparison of the cost of investing in the Fund with the cost of investing in other mutual funds. This example is for comparison only and does not represent the Fund's actual expenses and returns, either past or future. Although your actual costs may be higher or lower, costs based on these assumptions would be:


                  1 year 3 years 5 years 10 years

Investor Class/1/  $96    $300    $520    $1,155


/1/With voluntary reimbursement, the net costs for one, three, five, and ten years would be $76, $237, $411, and $918, respectively.


The Safeco Intermediate-Term U.S. Government Fund has been co-managed by Paul Stevenson, CFA, Vice President of Safeco Asset Management Company, Tim Hokari, Assistant Vice President of Safeco Asset Management Company, and Lesley Fox, Assistant Vice President of Safeco Asset Management Company, since 2003. Mr. Stevenson has been a portfolio manager at Safeco Asset Management Company since 1988. Mr. Hokari and Ms. Fox both joined Safeco Asset Management Company as portfolio managers in 2000. From 1994 to 1999, Mr. Hokari was with GE Financial Assurance where he was an Assistant Vice President and portfolio co-manager. From 1994 to 2000, Ms. Fox managed short-term funds for King County, Office of Finance, Treasury Department in the state of Washington. Mr. Hokari and Ms. Fox also manage other Safeco Funds.

Safeco Intermediate-Term Bond Fund (SAMBX)
This Fund seeks as high a level of current income as is consistent with the preservation of capital.

Principal Investment Strategies

To achieve its objective, under normal circumstances the Fund invests at least 80% of its net assets (plus any borrowings for investment purposes) in bonds, including but not limited to corporate, government, and mortgage bonds, most of which will be investment-grade quality, whether rated or unrated. The Fund may invest up to 20% of its assets in high-yield debt securities rated below investment grade ("junk" or "high-risk" bonds) and may invest in Yankee sector bonds and Eurodollar bonds. The dollar-weighted average maturity of the Fund will generally range between three and ten years.

The Fund may also invest in mortgage-backed or asset-backed securities.

The advisor analyzes each security it considers buying on a stand-alone basis and on how the security fits into the Fund's overall investment portfolio. The advisor will consider:

  .   the price of the security relative to its rating and market sector;

  . structural features, such as an issuer's right to buy the bond back at a stated price (a "call") or the Fund's right to require the issuer to buy the bond back at a stated price (a "put");

  . the effect the security might have on the existing diversification of Fund assets and allocation among various market sectors; and

  . the effect the security might have on the yield and sensitivity to interest rate changes of the Fund's overall portfolio.

The Fund may sell a security if:

  .   a different sector of the market is more attractive;

  .   another security within the same market sector offers a better value;

  . a security's rating is downgraded and would cause more than 10% of the Fund's assets to be invested in below investment-grade securities;

  .   the security becomes fully valued; or

  .   cash is needed to meet shareholder redemptions.

The Fund may engage in short-term trading to achieve its objective.

The advisor may use the rating services provided by Moody's, S&P, or Fitch. Bond ratings indicate an issuer's financial strength and ability to meet its debt obligations. The advisor determines a comparable rating for unrated bonds.

Principal Risks of Investing in the Fund

Loss of money is a risk of investing in the Fund. The Fund is subject to interest rate risk. Generally, when market interest rates rise the price of the Fund's debt securities will fall. This risk is greater for longer maturity securities.

Although securities in the top four rating categories are considered "investment grade," Moody's and others consider bonds rated "Baa" to have speculative characteristics. These lower-quality securities may be subject to greater risk of repayment default, particularly during economic downturns and periods of rising interest rates. Below investment-grade debt securities generally have greater volatility, reduced liquidity, and a much higher risk of repayment default.

In addition to credit risk, market risk, and liquidity risk, bonds of foreign issuers have risks not associated with bonds of domestic issuers. Yankee sector bonds carry the risk of nationalization of the issuer,

SAFECO  MUTUAL  FUNDS                                            1-800-624-5711
confiscatory taxation by the foreign government, and establishment of controls by the foreign government that would inhibit the remittance due to the Fund. Eurodollar bonds are subject to the risk that a foreign government might prevent dollar-denominated funds from flowing across its borders. To the extent that the Fund owns bonds denominated in foreign currencies, it could lose money as a result of unfavorable currency exchange rates.

During periods of declining interest rates, mortgage holders may be more likely to pay off their loans early. These prepayment fluctuations may decrease the overall investment returns of the Fund. The underlying borrower(s) of an asset-backed security may default on the loan and the recovered collateral may not be sufficient to cover the interest and principal payments.

Risks associated with mortgage-backed securities, such as interest rate risk and prepayment risk may be amplified if the investment is in a collateralized mortgage obligation (CMO). CMOs that pay interest at floating rates or are subject to interest rate adjustments may be more volatile than fixed-rate obligations.

Short-term trading could result in higher turnover and increased taxable distributions and transaction costs.

This Fund may be suitable for you if you want high current income and stability of capital.

Investing in mutual fund shares is not the same as making a bank deposit. Your investment is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Performance

Looking at how the Fund's annual total return has varied from year to year and how its average annual total returns over a one- and five-year period and since inception of the Fund compare to a widely recognized index of government and corporate bonds, mortgage-backed securities, and asset-backed securities, such as the Lehman Brothers Aggregate Bond Index, gives you some idea of the Fund's risks. The Fund's returns in the bar chart and table are net of annual operating expenses. All figures assume reinvestment of dividends and distributions. The Fund's past performance, before and after taxes, does not necessarily indicate how the Fund will perform in the future. Current performance may be lower or higher than the performance shown.

  Annual Total Returns (Investor Class)


[CHART]                                             Since the Fund's inception
                                                    in 1994, the highest
Year End     Percentage                             quarterly return was 5.74%
--------     ----------                             for the quarter ended June
  '94         ---0--                                30, 1995; and the lowest
  '95          17.35                                quarterly return was -3.27%
  '96           0.02                                for the quarter ended March
  '97           8.23                                31, 1996.
  '98           8.43
  '99          -3.82
  '00          11.57
  '01           6.95
  '02           7.44
  '03           3.56

              Average Annual Total Returns as of December 31, 2003
                                     Life of

                                    1 year 5 years  Fund*

Safeco Intermediate-Term
Bond Fund
Investor Class

Before tax                           3.56%  5.01%   5.58%

After Tax on distributions           2.05%  2.94%   3.34%

After Tax on distributions and sale
of Fund shares                       2.30%  2.97%   3.35%

Lehman Brothers Aggregate Bond

Index**                              4.10%  6.62%   7.11%

*Fund inception date is February 28, 1994.

**The Lehman Brothers Aggregate Bond Index, an unmanaged index of securities from the Lehman Brothers Government/Corporate Bond Index, Mortgage-Backed Securities Index, and Asset-Backed Securities Index, is for reference only, does not mirror the Fund's investments, and reflects no deduction for fees, expenses, or taxes.


After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on your tax situation and may differ from those shown. After-tax returns shown are not relevant to shareholders who invest in Fund shares through tax-deferred arrangements such as 401(k) plans and Individual Retirement Accounts.

Fees and Expenses


There are fees and expenses you may pay if you purchase, hold, or redeem shares of the Fund. Shareholder fees are charged directly to your account. The Fund's annual operating expenses are paid from the Fund's assets and therefore you pay them indirectly.




     Fees and Expenses of the Fund (Investor Class)
     ----------------------------------------------------------------------

     Shareholder Fees

     (fees paid directly from your account)

     Redemption fees for shares held less than 30 days in the Fund/1/ 2.00% Wire redemption fee/2/ $20 Annual low balance fee/3/ $12

     Annual Fund Operating Expenses
     (expenses deducted from Fund assets)

     Management fees                                                  0.50%
     12b-1 fees                                                        None
     Other expenses                                                   1.03%
     Total annual Fund operating expenses                             1.53%
     ----------------------------------------------------------------------
     Less expense reimbursement/4/                                    0.63%
     Net annual Fund operating expenses                               0.90%



/1/Effective July 1, 2004.

/2/There is a higher charge for international wire redemptions, which may vary by country or dollar amount.

/3/A low balance fee is charged once each year in December for accounts with balances under $1,000 in the Fund.

/4/Safeco Asset Management Company (SAM), the Fund's advisor, has contractually agreed until April 30, 2009, to pay certain Fund operating expenses that exceed the rate of 0.40% per annum of the Fund's average daily net assets. This arrangement includes all Fund operating expenses except management fees, Rule 12b-1 fees, brokerage commissions, taxes, interest, and extraordinary expenses. In 2003, SAM began voluntarily reimbursing the Fund to the extent that its total expenses exceed the rate of 0.74% per annum of the Fund's average daily net assets. The above "Fees and Expenses of the Fund" table reflects "contractual" expense reimbursements, if any, but does not reflect "voluntary" expense reimbursements. SAM does not have the right to recapture waived fees or reimbursed expenses under either of these arrangements.


SAFECO  MUTUAL  FUNDS                                            1-800-624-5711

Example


The following hypothetical example shows what your expenses would be if you invested $10,000 in the Fund for the time periods indicated, assuming you reinvest all Fund distributions, earn a 5% annual return each year, and the Fund's net operating expenses remain the same. Use this example for a general comparison of the cost of investing in the Fund with the cost of investing in other mutual funds. This example is for comparison only and does not represent the Fund's actual expenses and returns, either past or future. Although your actual costs may be higher or lower, costs based on these assumptions would be:




                    1 year 3 years 5 years 10 years

  Investor Class/1/  $92    $287    $498    $1,108



/1/With voluntary reimbursement, the net costs for one, three, five, and ten years would be $76, $237, $411, and $918, respectively.

The Safeco Intermediate-Term Bond Fund has been co-managed by Greg Card, CFA, Assistant Vice President of Safeco Asset Management Company, Tim Hokari, Assistant Vice President of Safeco Asset Management Company, Lesley Fox, Assistant Vice President of Safeco Asset Management Company, and Nancy McFadden of Safeco Asset Management Company, since 2004. Mr. Card joined Safeco Asset Management Company in 2001 as a portfolio manager. From 1998 to 2001, Mr. Card was a portfolio manager at GE Financial Assurance. Mr. Hokari and Ms. Fox both joined Safeco Asset Management Company as portfolio managers in 2000. From 1994 to 1999, Mr. Hokari was with GE Financial Assurance where he was an Assistant Vice President and portfolio co-manager. From 1994 to 2000, Ms. Fox managed short-term funds for King County, Office of Finance, Treasury Department in the state of Washington. Ms. McFadden joined Safeco Asset Management Company in 2001 as a fixed income analyst. From 1995 to 2001, Ms. McFadden was an analyst with GE Financial Assurance. Mr. Card, Mr. Hokari, Ms. Fox, and Ms. McFadden also manage other Safeco Funds.

Safeco High-Yield Bond Fund (SAFHX)
This Fund seeks to provide a high level of current interest income through the purchase of high-yield debt securities.

Principal Investment Strategies

To achieve its objective, under normal circumstances the Fund invests at least 80% of its net assets (plus any borrowings for investment purposes) in high-yield debt securities (also known as "junk" or "high-risk" bonds) such as corporate bonds and convertible securities that are rated below investment grade. The Fund may invest in restricted securities that are exempt from registration requirements and eligible for resale to qualified institutional investors, such as mutual funds, under Rule 144A or Section 4(2). Up to 20% of the Fund's assets may be invested in unrated securities.

The decision to buy a security for the Fund is based first upon an analysis of the issuer, including the company's creditworthiness, liquidity, and prospects for growing earnings and cash flow. Next, the advisor examines alternative bonds with similar credit statistics and/or related lines of business. This helps the advisor determine whether the bond in question is a good value relative to its peers. Finally, the advisor considers the bond's interest rate sensitivity, coupon, and call features (the bond's structure).

The Fund may sell a security:

  . if the original evaluation concerning the issuer's creditworthiness, liquidity, or prospects changes;

  .   if the value reaches a specific target; or

  .   cash is needed to meet shareholder redemptions.

The advisor may use the rating services provided by Moody's, S&P, or Fitch. Bond ratings indicate an issuer's financial strength and ability to meet its debt obligations. The advisor determines a comparable rating for unrated bonds.

Principal Risks of Investing in the Fund

Loss of money is a risk of investing in the Fund. The Fund is subject to interest rate risk and credit risk. Generally, when market interest rates rise the price of the Fund's debt securities will fall. This risk is greater for longer maturity securities. The Fund could lose money if any bonds it owns are downgraded in credit rating or go into default.

Because the Fund buys high-yield debt securities, the Fund is subject to much greater volatility, reduced liquidity, and a much higher risk of repayment default than a fund holding predominantly investment-grade securities. Companies that issue high-yield debt securities may be more highly leveraged than top-quality issuers and their debt instruments may be subject to a greater risk of default, particularly if there is an economic downturn in the issuer's industry or region. Such defaults not only reduce the Fund's yield, but could also result in a loss of principal.


It is not unusual for the Fund to have a portfolio turnover rate greater than 100%. Purchases and sales of underlying portfolio securities can increase taxable distributions and transaction costs. In 2003 the portfolio turnover rate was 177%. The turnover rate for 2004 is anticipated to be approximately equal to or greater than 100%.


This Fund may be suitable for you if you can tolerate greater risk in pursuit of higher total returns.

Investing in mutual fund shares is not the same as making a bank deposit. Your investment is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

SAFECO  MUTUAL  FUNDS                                            1-800-624-5711

Performance

Looking at how the Fund's annual total return has varied from year to year and how its average annual total returns over a one-, five- and ten-year period compare to a widely recognized index of high-yield bonds, such as the Merrill Lynch High-Yield Master II Index, gives you some idea of the Fund's risks.

The Fund's returns in the bar chart and table are net of annual operating expenses. All figures assume reinvestment of dividends and distributions. The Fund's past performance, before and after taxes, does not necessarily indicate how the Fund will perform in the future. Current performance may be lower or higher than the performance shown.

  Annual Total Returns (Investor Class)


   [CHART]                                                  During the 10-year
                                                            period shown in the
  Year End    Percentage                                    bar chart, the
  --------    ----------                                    highest quarterly
    '94         -2.25                                       return  was 10.53%
    '95         15.64                                       for the quarter
    '96         10.39                                       ended June 30,
    '97         12.79                                       2003; and the lowest
    '98          4.45                                       quarterly return was
    '99          3.74                                       -12.38% for the
    '00         -5.52                                       quarter ended
    '01         -2.05                                       June 30, 2002.
    '02        -17.47
    '03         30.50



Average Annual Total Returns as of December 31, 2003
                                    1 year 5 years 10 years

Safeco High-Yield Bond Fund
Investor Class

Before tax                          30.50%   0.67%   4.28%

After tax on distributions          26.51%  -2.68%   0.75%

After tax on distributions and sale
of Fund shares                      19.53%  -1.49%   1.44%

Merrill Lynch High-Yield Master II

Index*                              28.15%   5.02%   7.05%


*The Merrill Lynch High-Yield Master II Index, an unmanaged index of outstanding debt of domestic market issuers rated below investment grade, but not in default, is for reference only, does not mirror the Fund's investments, and reflects no deduction for fees, expenses, or taxes.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on your tax situation and may differ from those shown. After-tax returns shown are not relevant to shareholders who invest in Fund shares through tax-deferred arrangements such as 401(k) plans and Individual Retirement Accounts.

Fees and Expenses


There are fees and expenses you may pay if you purchase, hold, or redeem shares of the Fund. Shareholder fees are charged directly to your account. The Fund's annual operating expenses are paid from the Fund's assets and therefore you pay them indirectly.




     Fees and Expenses of the Fund (Investor Class)
     ----------------------------------------------------------------------

     Shareholder Fees

     (fees paid directly from your account)

     Redemption fees for shares held less than 90 days/1/ in the Fund 2.00% Wire redemption fee/2/ $20 Annual low balance fee/3/ $12

     Annual Fund Operating Expenses
     (expenses deducted from Fund assets)

     Management fees                                                  0.65%
     12b-1 fees                                                        None
     Other expenses                                                   0.62%
     Total annual Fund operating expenses                             1.27%
     ----------------------------------------------------------------------
     Less expense reimbursement/4/                                    0.22%
     Net annual Fund operating expenses                               1.05%


/1/30 days effective July 1, 2004.

/2/There is a higher charge for international wire redemptions, which may vary by country or dollar amount.

/3/A low balance fee is charged once each year in December for accounts with balances under $1,000 in the Fund.

/4/Safeco Asset Management Company (SAM), the Fund's advisor, has contractually agreed until April 30, 2009, to pay certain Fund operating expenses that exceed the rate of 0.40% per annum of the Fund's average daily net assets. This arrangement includes all Fund operating expenses except management fees, Rule 12b-1 fees, brokerage commissions, taxes, interest, and extraordinary expenses. In 2003, SAM began voluntarily reimbursing the Fund to the extent that its total expenses exceed the rate of 0.90% per annum of the Fund's average daily net assets. The above "Fees and Expenses of the Fund" table reflects "contractual" expense reimbursements, if any, but does not reflect "voluntary" expense reimbursements. SAM does not have the right to recapture waived fees or reimbursed expenses under either of these arrangements.

Example


The following hypothetical example shows what your expenses would be if you invested $10,000 in the Fund for the time periods indicated, assuming you reinvest all Fund distributions, earn a 5% annual return each year, and the Fund's net operating expenses remain the same. Use this example for a general comparison of the cost of investing in the Fund with the cost of investing in other mutual funds. This example is for comparison only and does not represent the Fund's actual expenses and returns, either past or future. Although your actual costs may be higher or lower, costs based on these assumptions would be:




                    1 year 3 years 5 years 10 years

 Investor Class/1/   $107   $334    $579    $1,283



/1/With voluntary reimbursement, the net costs for one, three, five, and ten years would be $92, $287, $498, and $1,108, respectively.



The Safeco High-Yield Bond Fund has been co-managed by Greg Card, CFA, Assistant Vice President of Safeco Asset Management Company and Beverly Denny, CFA, Assistant Vice President of Safeco Asset Management Company, since 2003. Mr. Card joined Safeco Asset Management Company in 2001 as a member of the Fund's investment team and manages other Safeco Funds. From 1998 to 2001, Mr. Card was a portfolio manager at GE Financial Assurance. Ms. Denny has been associated with Safeco Asset Management Company since 1991 and has also been a manager of other Safeco Funds.


SAFECO  MUTUAL  FUNDS                                            1-800-624-5711

Safeco Money Market Fund (SAFXX)
This Fund seeks as high a level of current income as is consistent with the preservation of capital and liquidity through investment in high-quality money market instruments maturing in 13 months or less.

Principal Investment Strategies

To achieve its objective, the Fund will purchase only high-quality securities with remaining maturities of 397 days or less. The Fund will maintain a dollar-weighted average portfolio maturity of no more than 90 days.

The Fund may invest in:


  .   commercial paper of both domestic and foreign issuers;


  . negotiable and non-negotiable certificates of deposit, bankers' acceptances, and other short-term obligations of U.S. and foreign banks;

  . repurchase agreements in which the Fund buys securities at one price and simultaneously agrees to sell them back at a higher price;

  . variable and floating rate instruments that change interest rates periodically to keep their market value near par;

  .   U.S. government securities;

  .   taxable municipal bonds;

  . restricted securities that are exempt from registration requirements and eligible for resale to qualified institutional investors, such as mutual funds, under Rule 144A or Section 4(2);

  .   corporate obligations such as publicly traded bonds and notes;

  . asset-backed securities that represent interests in pools of consumer loans, automobile loans, credit card loans, and installment loan contracts;

  .   mortgage-backed securities; and

  . when-issued and delayed delivery securities whose terms and conditions, including price, are fixed by the issuer, but are to be issued and delivered against payment in the future, typically 30 to 45 days after the date of commitment.

When evaluating a security to buy, the advisor considers, among other things:

  . yield;

  . maturity;

  . issuer credit quality; and

  . relative value compared with other alternatives.

The Fund may sell a security if:

  . the advisor becomes concerned about the issuer's creditworthiness;

  . a more attractive alternative is available; or

  . cash is needed to meet shareholder redemptions.

Principal Risks of Investing in the Fund

Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund. The Fund's yield will fluctuate with short-term interest rates.

The Fund may be suitable for you if you seek safety and stability of principal.

An investment in the Fund is not a bank deposit, and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other governmental agency.

Performance

Looking at how the Fund's annual total return has varied from year to year and its average annual total returns over a one-, five- and ten-year period give you some idea of the Fund's risks.

The Fund's returns in the bar chart and table are net of annual operating expenses. All figures assume dividend reinvestment. As with all mutual funds, past performance does not necessarily indicate future results.

  Annual Total Returns (Investor Class)

 [CHART]                                               During the ten-year
                                                       period shown in the bar
 Year End       Percentage                             chart, the highest
----------     ------------                            quarterly return was
   '94             3.53                                1.52% for the quarter
   '95             5.28                                ended December 31, 2000;
   '96             4.75                                and the lowest quarterly
   '97             4.93                                return was 0.13% for the
   '98             5.08                                quarter ended September
   '99             4.65                                30, 2003.
   '00             5.90
   '01             3.75
   '02             1.32
   '03             0.65


Average Annual Total Returns and 7-Day Yield as of
December 31, 2003

                                        7-day Yield
                                       (period ended
               1 year 5 years 10 years December 31, 2003

Safeco Money
Market Fund

Investor Class  0.65%  3.24%    3.97%      0.46%
For updated yield information, call 1-800-835-4391


SAFECO  MUTUAL  FUNDS                                            1-800-624-5711

Fees and Expenses

There are fees and expenses you will pay if you purchase and hold shares of the Fund. Shareholder fees are charged directly to your account. The Fund's annual operating expenses are paid from the Fund's assets and therefore you pay them indirectly.



                 Fees and Expenses of the Fund (Investor Class)
                 ----------------------------------------------

                 Shareholder Fees

                 (fees paid directly from your account)

                 Redemption fees                           None
                 Wire redemption fee/1/                     $20
                 Annual low balance fee/2/                  $12

                 Annual Fund Operating Expenses
                 (expenses deducted from Fund assets)

                 Management fees                          0.48%
                 12b-1 fees                                None
                 Other expenses                           0.19%
                 Total annual Fund operating expenses/3/  0.67%


/1/There is a higher charge for international wire redemptions, which may vary by country or dollar amount.

/2/A low balance fee is charged once each year in December for accounts with balances under $1,000 in the Fund.

/3/Safeco Asset Management Company (SAM), the Fund's advisor, has contractually agreed until April 30, 2009, to pay certain Fund operating expenses that exceed the rate of 0.30% per annum of the Fund's average daily net assets. This arrangement includes all Fund operating expenses except management fees, Rule 12b-1 fees, brokerage commissions, taxes, interest, and extraordinary expenses. SAM does not have the right to recapture waived fees or reimbursed expenses under this arrangement.

Example


The following hypothetical example shows what your expenses would be if you invested $10,000 in the Fund for the time periods indicated, assuming you reinvest all Fund distributions, earn a 5% annual return each year, and the Fund's operating expenses remain the same. Use this example for a general comparison of the cost of investing in the Fund with the cost of investing in other mutual funds. This example is for comparison only and does not represent the Fund's actual expenses and returns, either past or future. Although your actual costs may be higher or lower, costs based on these assumptions would be:




                 1 year 3 years 5 years 10 years

  Investor Class  $68    $214    $373     $835

Safeco Tax-Free Money Market Fund (SFTXX)
This Fund seeks to provide as high a level of current income exempt from federal income tax as is consistent with a portfolio of high-quality, short-term municipal obligations selected on the basis of liquidity and preservation of capital.

Principal Investment Strategies


To achieve its objective, the Fund will purchase only high-quality securities having minimal credit risk with remaining maturities of 397 days or less. The Fund will maintain a dollar-weighted average portfolio maturity of no more than 90 days and will invest at least 80% of its assets in securities that pay interest that is exempt from federal income tax. The Fund will not invest in securities whose interest is subject to the alternative minimum tax.


The Fund may invest in:

  . variable and floating rate instruments that change interest rates periodically to keep their market value near par;

  . municipal notes that have a maturity of one year or less from the date of purchase;

  . put bonds, which allow the holder to redeem the issue at on specified dates before maturity and receive full face value;

  .   tax-exempt commercial paper;

  . restricted securities that are exempt from registration requirements and eligible for resale to qualified institutional investors, such as mutual funds, under Rule 144A or Section 4(2).

Principal Risks of Investing in the Fund

Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money in a money market fund. The Fund's yield will fluctuate with short-term interest rates.

This Fund may be suitable for you if you seek safety and stability of principal in an investment that pays federally tax-free income. The Fund is not available as an investment vehicle for qualified retirement plans and other tax-favored accounts.

An investment in the Fund is not a bank deposit, and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other governmental agency.

SAFECO  MUTUAL  FUNDS                                            1-800-624-5711

Performance

Looking at how the Fund's annual total return has varied from year to year and its average annual total returns over a one-, five- and ten-year period gives you some idea of the Fund's risks. The Fund's returns in the bar chart and table are net of annual operating expenses. All figures assume dividend reinvestment. As with all mutual funds, past performance does not necessarily indicate future results.

  Annual Total Returns (Investor Class)

    [CHART]                                            During the ten-year
                                                       period shown in the bar
                                                       chart, the highest
 Year End       Percentage                             quarterly return was
----------     ------------                            0.94% for the quarter
   '94             2.45                                ended June 30, 2000; and
   '95             3.54                                the lowest quarterly
   '96             3.07                                return was 0.10% for the
   '97             3.12                                quarter ended September
   '98             3.07                                30, 2003.
   '99             2.77
   '00             3.52
   '01             2.34
   '02             0.97
   '03             0.51



Average Annual Total Returns and 7-Day Yield as of
December 31, 2003

----------------------------------------------------
                                        7-day Yield

                                       (period ended
                                       December 31,

               1 year 5 years 10 years     2003)

Safeco Tax-
Free Money
Market Fund

Investor Class  0.51%  2.02%    2.53%      0.54%

For updated yield information, call 1-800-835-4391.

Fees and Expenses

There are fees and expenses you will pay if you purchase and hold shares of the Fund. Shareholder fees are charged directly to your account. The Fund's annual operating expenses are paid from the Fund's assets and therefore you pay them indirectly.



             Fees and Expenses of the Fund (Investor Class)
             -----------------------------------------------------

                Shareholder Fees

                (fees paid directly from your account)

                Redemption fees                              None
                Wire redemption fee/1/                      $  20
                Annual low balance fee/2/                   $  12

                Annual Fund Operating Expenses
                (expenses deducted from Fund assets)

                Management fees                              0.50%
                12b-1 fees                                   None
                Other expenses                               0.24%
                Total annual Fund operating expenses/3/      0.74%

/1/There is a higher charge for international wire redemptions, which may vary by country or dollar amount.

/2/A low balance fee is charged once each year in December for accounts with balances under $1,000 in the Fund.

/3/Safeco Asset Management Company (SAM), the Fund's advisor, has contractually agreed until April 30, 2009, to pay certain Fund operating expenses that exceed the rate of 0.30% per annum of the Fund's average daily net assets. This arrangement includes all Fund operating expenses except management fees, Rule 12b-1 fees, brokerage commissions, taxes, interest, and extraordinary expenses. In 2003, SAM began voluntarily reimbursing the Fund to the extent that its total expenses exceed the rate of 0.65% per annum of the Fund's average daily net assets. The above "Fees and Expenses of the Fund" table reflects "contractual" expense reimbursements, if any, but does not reflect "voluntary" expense reimbursements. SAM does not have the right to recapture waived fees or reimbursed expenses under either of these arrangements.

Example

The following hypothetical example shows what your expenses would be if you invested $10,000 in the Fund for the time periods indicated, assuming you reinvest all Fund distributions, earn a 5% annual return each year, and the Fund's operating expenses remain the same. Use this example for a general comparison of the cost of investing in the Fund with the cost of investing in other mutual funds. This example is for comparison only and does not represent the Fund's actual expenses and returns, either past or future. Although your actual costs may be higher or lower, costs based on these assumptions would be:



                    1 year 3 years 5 years 10 years

  Investor Class/1/  $76    $237    $411     $918


/1/With voluntary reimbursement, the net costs for one, three, five, and ten years would be $66, $208, $362, and $810, respectively.

SAFECO  MUTUAL  FUNDS                                            1-800-624-5711

Additional Investment Information

This prospectus describes the Funds' investment objectives and some of the policies and strategies by which each Fund intends to achieve its goal. Investment percentage requirements apply to a Fund's net assets plus any borrowings for investment purposes. A Fund may exceed investment percentage limits if, after a Fund's investment, market movements cause asset values to change. However, a Fund will adjust its holdings to the extent such changes in asset values impact a Fund's borrowing limits or liquidity policies. More information about each Fund's policies and strategies is in the Statement of Additional Information (SAI).

Investment Objective and Fund Name Changes Without Shareholder Approval. Changes to a Fund's fundamental investment policies require shareholder approval. However, a Fund may, with approval from its Board of Trustees, change its investment objective and change a Fund name that suggests a particular type of investment. If this happens, a Fund may no longer meet your investment needs. We will notify you at least 60 days in advance if the Board of Trustees votes to make such a change.

Changes in Stock Prices. The same economic and market conditions that affect investment in a single stock affect mutual funds that are invested in that stock. Common stock prices rise and fall in response to many factors, including the historical and prospective earnings of the issuers of the stock, the value of their assets, general economic conditions, interest rates, investor perceptions, and market liquidity.

Temporary Defensive Strategies. From time to time, a Fund may take temporary defensive positions that are inconsistent with its principal investment policies in an attempt to respond to adverse market, economic, political, or other conditions. For temporary defensive purposes, a Fund may hold cash or invest in high-quality, short-term securities issued by an agency or instrumentality of the U.S. government, high-quality commercial paper, certificates of deposit, shares of no-load, open-end money market funds, or repurchase agreements. A Fund taking a temporary defensive position may not achieve its investment objective.

Portfolio Turnover. The Funds may engage in active and frequent trading of their assets. If a Fund does trade this way, it may incur increased transaction costs and brokerage commissions and may increase the Fund's taxable distributions, all of which can lower the actual return on your investment. The portfolio turnover rate for relevant Funds is shown in "Financial Highlights."

Equity-Related Securities. Large-Cap Value Fund, Core Equity Fund, Large-Cap Growth Fund, and Small-Cap Value Fund invest primarily in equity securities such as common stocks and do not invest a significant percentage of total assets in equity-related securities. However, the Funds may include equity-related securities when determining Fund compliance with the required 80% investment threshold. Equity-related securities include, but are not limited to, convertible securities, futures, depository receipts, and warrants.

Convertible securities are securities that can be converted or exchanged for common stock. They are subject to interest rate risk and the risk that the assets into which they can be converted or exchanged decline in value.

Futures involve an obligation to buy or sell a security at a fixed price at a particular date in the future and whose value depends on an underlying asset, interest rate, or index. Futures are subject to market risk, interest rate risk, and liquidity risk and may result in disproportionate investment losses. The Funds may not invest in futures for speculative purposes.

Depository receipts (American (ADR), European (EDR), and Global (GDR)) are receipts for shares of a foreign based corporation that are convertible into securities of foreign issuers. The Funds may invest in "sponsored" depository receipts which are issued with the involvement of the foreign company. Depository receipts carry the same currency exchange rate, political, and economic risks as the underlying foreign share.

Warrants allow a Fund to buy or sell underlying securities at a set price and are subject to market risk, interest rate risk, and liquidity risk. Security dilution will occur when warrants are exercised, as the issuing company is required to create a new share for each warrant that is exercised.

General Investment Risks

It is important to understand your risks when making an investment decision. This section summarizes some general risks of investing in mutual funds. You should also carefully consider the specific risks that may apply to investing in a particular Fund. See "Principal Risks of Investing in the Fund" for each Fund. You should also see the SAI for additional information about a Fund's investment practices and risks. You may wish to consult your personal financial advisor about these and other risks of investing in mutual funds to determine which Funds are right for you.

Credit Risk. An issuer of a debt security may not be able to pay its principal and interest or, in the case of stock, a company's earnings stability and overall financial soundness may deteriorate. A change in the credit rating of an issuer can impact the value of a security and/or its liquidity.

Currency Exchange Rate Risk. Unfavorable currency exchange rates can cause the value of foreign securities to decline in value or make investing in foreign securities more expensive.

Deflation Risk. Persistent deflation can reduce profits and erode the value of collateral underlying debt securities and increase risk of defaults.

Foreign Investment Risk. Social or political instability, inadequate or inaccurate financial information, and changes in the value of foreign currency can cause the value of foreign securities to fall.

Inflation Risk.  High inflation can erode the dollar value of debt securities.

Interest Rate Risk. Changes in interest rates can affect the value of an existing security. While falling interest rates generally increase the value of debt securities, rising interest rates can cause the value of debt securities to fall. The effect of interest rate changes is usually greater for securities with longer maturities.

Liquidity Risk. A security may not be able to be readily sold at a fair price. Securities subject to liquidity risk include stocks of small or newly formed companies or below investment-grade debt securities.



Market Risk. Market activity and changes in investor perceptions may cause the price of stocks, bonds, or other securities to decline in value, causing your investment to be worth less than when you bought it.

Market-Timing Risk. Some investors try to profit by shifting money in and out of a Fund as part of a short-term trading strategy to exploit daily price fluctuations. Excessive short-term trading can be disruptive to efficient Fund management and increases Fund transaction costs associated with buying and selling securities. These costs are borne directly by all Fund shareholders, including long-term investors who do not generate these costs. See "Policy to Discourage Abusive Market Timing" for a summary of measures that Safeco Mutual Funds has adopted in order to discourage abusive market timing or to compensate the Funds for the costs associated with it.

Some mutual funds are more likely targets of market timers than others. International funds are often targeted to take advantage of time zone and currency exchange rate arbitrage made possible by the differences between the close of foreign securities markets and the next opening of U.S. securities markets. Funds holding more volatile securities of smaller capitalized companies are also sometimes targeted. To the extent a fund family discourages market timing through a variety of methods, the exposure to market-timing risk can be significantly reduced.

Regulatory Risk. Changes in government regulations may adversely affect the value or tax consequences of holding a security.

Strategy Risk. Strategies the advisor uses to achieve a Fund's investment objective may not be successful or may achieve lesser results than a different strategy. Hedging strategies intended to offset investment risk may not be successful and in some cases could result in losses greater than the initial investment.

SAFECO  MUTUAL  FUNDS                                            1-800-624-5711

Policy to Discourage Abusive Market Timing

Safeco Mutual Funds does not encourage or recommend market-timing investment strategies and, to the extent practicable, takes certain measures to limit a Fund's exposure to abusive market timing. These measures include:

  . fair valuing securities for which accurate market prices are not available;

  .   short-term redemption fees;*

  .   limiting the number of exchanges;*

  .   monitoring large trades;

  .   non-discriminatory disclosure of Fund holdings;

  .   refusing purchases determined to be abusive market timing; and

  . monitoring individual trades in the Funds by affiliated investment professionals.

*Collecting redemption fees may not be immediately achievable for certain accounts because of system limitations and other reasons. Monitoring exchanges where the underlying account is not maintained by Safeco Mutual Funds is also limited. See "Redeeming Shares" and "Exchange Limitations," respectively.

Market timers can go to great lengths to avoid detection. Trading through omnibus accounts and frequently changing account names are just two of the methods used to avoid detection. You should understand that, despite our efforts, there is still a possibility that abusive market timing will occur.



Management


Safeco Asset Management Company (SAM) is the investment advisor for each Fund. As the advisor, SAM is responsible for implementing the investment strategies for the Funds. It provides investment research, advice, and supervision in the ongoing management of the Funds' portfolios or, if applicable, supervises the sub-advisor who is responsible for the day-to-day management of a Fund. SAM is also the accounting and administration agent for each Fund.

SAM is a wholly owned subsidiary of Safeco Corporation, which is located at Safeco Plaza, Seattle, Washington 98185. SAM is located at Two Union Square, 25/th/ Floor, Seattle, Washington 98101.

Safeco Corporation announced that it has entered into an agreement to sell SAM, Safeco Securities, Inc., the Funds' distributor, and Safeco Services Corporation, the Funds' transfer agent, as part of a larger transaction to sell its life insurance and investment businesses (collectively "Safeco Life and Investments") to Occum Acquisition Corp., a holding company formed by a group of investors led by White Mountains Insurance Group, Ltd. and Berkshire Hathaway Inc.

If customary approvals and regulatory consents are obtained and certain other conditions are met, it is anticipated that the closing will take place in the third quarter of 2004, which will shift the direct ownership and control of SAM from Safeco Corporation to Safeco Life Insurance Company. The Funds will not bear any of the expenses of the sale.

The change of ownership and control of SAM would constitute an "assignment" of the investment management agreements between SAM and the Trusts as well as any sub-advisory agreements for the Funds. Under the terms of each investment management agreement, as required by the Investment Company Act of 1940, such an assignment would automatically terminate the investment management agreement and any sub-advisory agreement with respect to the Funds. Accordingly, each Trust's Board of Trustees will consider a new investment management agreement and, if applicable, sub-advisory agreement for the Funds. If approved by the Board, any new agreements will be presented to the Funds' shareholders for their approval. There can of course be no assurance that the Board or the shareholders will approve the new agreements.


Each Fund pays SAM an annual advisory fee based on a percentage of that Fund's average daily net assets, calculated each business day and paid monthly. The Funds paid SAM advisory fees at the following rates, as a percentage of average daily net assets, for the year ended December 31, 2003:



Large-Cap Value Fund.................. 0.70%
Core Equity Fund...................... 0.67%
Large-Cap Growth Fund................. 0.80%
Multi-Cap Core Fund................... 0.70%
Small-Cap Value Fund.................. 0.75%
Growth Opportunities Fund............. 0.68%
Balanced Fund......................... 0.70%
International Stock Fund.............. 1.00%
Municipal Bond Fund................... 0.47%
Intermediate-Term Municipal Bond Fund. 0.50%
California Tax-Free Income Fund....... 0.50%
Intermediate-Term U.S. Government Fund 0.55%
Intermediate-Term Bond Fund........... 0.50%
High-Yield Bond Fund.................. 0.65%
Money Market Fund..................... 0.48%
Tax-Free Money Market Fund............ 0.50%



The Bank of Ireland Asset Management (U.S.) Limited ("sub-advisor") acts as the investment sub-advisor to the International Stock Fund. The sub-advisor's headquarters is located at 26 Fitzwilliam Place, Dublin, Ireland, and its U.S. office is located at 2 Greenwich Plaza, Greenwich, Connecticut. The sub-advisor is a direct, wholly owned subsidiary of Bank of Ireland Asset Management Limited (an investment advisory firm), which is headquartered in Dublin, Ireland, and an indirect, wholly owned subsidiary of the Bank of Ireland, which is also headquartered in Dublin, Ireland.

RCM Capital Management LLC ("sub-advisor") acts as the investment sub-advisor to the Large-Cap Growth Fund. The sub-advisor has principal offices at Four Embarcadero Center, San Francisco, California 94111. The sub-advisor is an indirect subsidiary of Dresdner Bank, which in turn is a wholly owned subsidiary of Allianz AG ("Allianz"), an international financial services provider with principal executive offices in Munich, Germany. The sub-advisor was originally formed as Rosenberg Capital Management in 1970, and its successors have been consistently in business since then.

The Funds and SAM have received an exemptive order from the Securities and Exchange Commission (SEC) that, if ratified by the Funds' shareholders to the extent necessary, permits SAM, with the approval of a Fund's Board of Trustees, to retain a different sub-advisor for a new or existing Fund and/or change the terms of the sub-advisory agreement without submitting the new sub-advisory agreement to a vote of the Fund's shareholders. The Funds will notify shareholders if there is a change of sub-advisor or terms of the sub-advisory agreement.

Proxy Voting

As a shareholder in the various portfolio companies, a Fund has the right to vote proxies. A description of the Funds' proxy voting policies and procedures is available online at www.safecoinvestorclass.com and in the SAI. To request a free copy of the SAI, call 1-800-624-5711.

Starting August 31, 2004, the Funds' most recent proxy voting record, as filed with the SEC, will be publicly available online at www.safecoinvestorclass.com and on the SEC's Web site at http://www.sec.gov.

SAFECO  MUTUAL  FUNDS                                            1-800-624-5711

Prior Performance Record of RCM Capital Management LLC. The Large-Cap Growth Fund commenced operations on October 31, 2001, and therefore has only two complete calendar years of performance to report. You may find it useful to see a composite of historical performance information relating to all accounts managed by the sub-advisor that have substantially similar (but not identical) investment objectives, policies, strategies, and risk to the Large-Cap Growth Fund. There are no material differences between the way that the sub-advisor currently manages these accounts and the way it manages the Large-Cap Growth Fund. The composite data provided in the following table is intended to illustrate the past performance of the sub-advisor in managing similar accounts as measured against a specified market index. Neither the Fund, nor SAM, nor their independent auditor have independently verified the accuracy of the composite data.

The performance information shown for the sub-advisor's composite accounts does not represent performance of the Large-Cap Growth Fund, nor does it indicate future performance results of the Fund or of the sub-advisor. The Fund's fees and expenses reduce performance and may be higher or lower than the fees and expenses reflected in the composite data that follows.


Average Annual Total Returns as of December 31, 2003*
                                                                           1 year               5 years               10 years

RCM U.S. Large Cap Select Growth Composite/1/ (net of fees)                21.51%                -2.69%                11.53%

*Average total returns for the RCM U.S. Large Cap Select Growth Composite are not intended to predict or suggest the returns that might be experienced by the Large-Cap Growth Fund, or an individual investing in the Fund. The Composite is for reference only, does not mirror the Fund's investments, and reflects no deduction for all actual Fund fees and expenses or taxes.

/1/The sub-advisor's performance information reflects average total return over the stated period of time. "Total return" shows how much an investment has increased (decreased) and includes capital appreciation and income. Returns are calculated by linking monthly total return data on a compounded basis for the relevant number of months and annualizing the result over the equivalent number of years. The sub- advisor's Composite includes all actual, fee-paying, discretionary accounts managed by the sub-advisor with investment objectives, policies, strategies, and risk substantially similar to those of the Fund. Composite returns are reduced by the actual investment management fee and expenses charged to those accounts included in the Composite. To the extent the Fund's expenses are higher than account expenses, if the Fund's expenses had been applied, performance of accounts in the Composite would have been lower.

 The sub-advisor's performance is calculated in accordance with Performance
 Presentation Standards of the Association for Investment Management and
 Research (AIMR). AIMR's method of calculating performance differs from that of the SEC, which could result in different performance data.

 Performance figures for the sub-advisor do not reflect all of the sub-advisor's assets under management and advice. The results presented above may not necessarily equate with the returns experienced by any particular account as a result of the timing of investments and redemptions.

 The private accounts contained in the Composite are not subject to certain investment limitations, diversification requirements, and other restrictions imposed by the Investment Company Act of 1940, as amended, and the Internal
 Revenue Code, which, if applicable, may have adversely affected the performance results of the private accounts.

 As of December 31, 2003, the RCM U.S. Large Cap Select Growth Composite included 89 accounts with aggregate assets of $10.5 billion.


Financial Highlights

Performance for the Funds is shown in the Financial Highlights tables. These tables are intended to help you understand the Funds' financial performance for the past five years (or, if shorter, since commencement of their operations). Certain information reflects financial results for a single Fund share. The total returns in the tables reflect the rate that an investor would have earned (or lost) on an investment in a Fund (assuming reinvestment of all dividends and distributions). The information in the Financial Highlights tables has been audited by Ernst & Young LLP, the Funds' independent auditor, whose report, along with the Funds' financial statements, is incorporated by reference in the SAI, which is available upon request.

Financial Highlights

Safeco Large-Cap Value Fund

        (For an Investor Class Share Outstanding Throughout the Period)



                                                  For the Year Ended December 31
                                            2003      2002      2001     2000     1999

Net Asset Value at Beginning of Period      $15.29    $18.82    $20.58   $22.39   $23.47

Income (Loss) From Investment
Operations

 Net Investment Income                        0.23      0.27      0.30     0.38     0.50
 Net Realized and Unrealized Gain (Loss)
 on Investments                               3.44   (3.53)+    (1.76)   (1.81)   (0.25)
----------------------------------------------------------------------------------------

 Total from Investment Operations             3.67    (3.26)    (1.46)   (1.43)     0.25

Less Distributions

 Dividends from Net Investment Income       (0.23)    (0.27)    (0.30)   (0.38)   (0.50)
 Distributions from Realized Gains              --        --        --       --   (0.83)
----------------------------------------------------------------------------------------

 Total Distributions                        (0.23)    (0.27)    (0.30)   (0.38)   (1.33)
----------------------------------------------------------------------------------------

Net Asset Value at End of Period            $18.73    $15.29    $18.82   $20.58   $22.39
----------------------------------------------------------------------------------------

Total Return                                24.20%  (17.40%)   (7.06%)  (6.36%)    1.17%

Net Assets at End of Period (000's)       $151,192  $132,467  $177,920 $217,053 $303,537

Ratios to Average Net Assets:

 Gross Expenses                              1.14%     1.11%     1.08%    1.07%    0.99%
 Required Reimbursement++                  (0.04%)   (0.01%)       --       --       --
 Net Expenses                                1.10%     1.10%     1.08%    1.07%    0.99%
 Net Investment Income                       1.39%     1.54%     1.57%    1.80%    2.18%

Portfolio Turnover Rate                        38%       17%       58%      45%      42%

+Includes $0.07 related to investment reimbursement by affiliate. See Fund's
 2003 Annual Report for details.
++See Fund's 2003 Annual Report for details.

Safeco Core Equity Fund

        (For an Investor Class Share Outstanding Throughout the Period)


                                                 For the Year Ended December 31
                                         2003     2002      2001       2000       1999

Net Asset Value at Beginning of Period   $13.54   $18.54     $20.65     $24.02     $23.25

Income (Loss) From Investment
Operations

 Net Investment Income                     0.11     0.12       0.10       0.13       0.18
 Net Realized and Unrealized Gain
 (Loss) on Investments                     3.22   (5.00)     (2.11)     (2.76)       2.00
-----------------------------------------------------------------------------------------

 Total from Investment Operations          3.33   (4.88)     (2.01)     (2.63)       2.18

Less Distributions

 Dividends from Net Investment Income    (0.11)   (0.12)     (0.10)     (0.13)     (0.18)
 Distributions from Realized Gains           --       --         --     (0.61)     (1.23)
-----------------------------------------------------------------------------------------

 Total Distributions                     (0.11)   (0.12)     (0.10)     (0.74)     (1.41)
-----------------------------------------------------------------------------------------

Net Asset Value at End of Period         $16.76   $13.54     $18.54     $20.65     $24.02
-----------------------------------------------------------------------------------------

Total Return                             24.68% (26.33%)    (9.72%)   (10.97%)      9.37%

Net Assets at End of Period (000's)    $716,106 $658,585 $1,083,035 $1,419,589 $2,147,299

Ratios to Average Net Assets:

 Expenses                                 1.05%    1.01%      0.94%      0.89%      0.83%
 Net Investment Income                    0.72%    0.77%      0.53%      0.57%      0.73%

Portfolio Turnover Rate                     24%      45%        31%        35%        34%

Safeco Large-Cap Growth Fund

        (For an Investor Class Share Outstanding Throughout the Period)


                                                                            October 31, 2001
                                                                              (Commencement

                                                         For the Year Ended of Operations) to
                                                           December 31         December 31
                                                          2003      2002          2001

Net Asset Value at Beginning of Period                    $7.74    $10.64        $10.00

Income (Loss) From Investment Operations

 Net Investment Loss                                         --    (0.02)            --
 Net Realized and Unrealized Gain (Loss) on Investments    1.56    (2.84)          0.64
---------------------------------------------------------------------------------------------

 Total from Investment Operations                          1.56    (2.86)          0.64

Less Distributions

 Dividends from Net Investment Income                        --    (0.02)            --
 Distributions from Realized Gains                           --    (0.02)            --
---------------------------------------------------------------------------------------------

 Total Distributions                                         --    (0.04)            --
---------------------------------------------------------------------------------------------

Net Asset Value at End of Period                          $9.30     $7.74        $10.64
---------------------------------------------------------------------------------------------

Total Return                                             20.16%   (26.95%)        6.40%*

Net Assets at End of Period (000's)                      $2,857    $2,083        $2,372

Ratios to Average Net Assets:

 Gross Expenses                                           2.55%     3.51%         4.29%**
 Voluntary Reimbursement++                               (1.40%)   (2.11%)       (2.89%)**
 Net Expenses                                             1.15%     1.40%         1.40%**
 Net Investment Income (Loss)                             0.03%    (0.55%)       (0.28%)**

Portfolio Turnover Rate                                     50%       29%            2%**


*Not annualized.
**Annualized.

++See Fund's 2003 Annual Report for details.

Safeco Multi-Cap Core Fund

        (For an Investor Class Share Outstanding Throughout the Period)


                                                    For the Year Ended December 31
                                               2003     2002     2001     2000      1999

Net Asset Value at Beginning of Period        $14.31   $18.86   $21.25    $25.33   $17.73

Income (Loss) From Investment Operations

 Net Investment Income (Loss)                   0.01   (0.03)   (0.03)    (0.11)   (0.10)
 Net Realized and Unrealized Gain (Loss) on
 Investments                                    6.46   (4.52)   (2.36)    (3.97)     9.71
------------------------------------------------------------------------------------------

 Total from Investment Operations               6.47   (4.55)   (2.39)    (4.08)     9.61

Less Distributions

 Dividends from Net Investment Income         (0.01)       --       --        --       --
 Distributions from Realized Gains                --       --       --        --   (2.01)
------------------------------------------------------------------------------------------

 Total Distributions                          (0.01)       --       --        --   (2.01)
------------------------------------------------------------------------------------------

Net Asset Value at End of Period              $20.77   $14.31   $18.86    $21.25   $25.33
------------------------------------------------------------------------------------------

Total Return                                  45.18%  (24.13%) (11.25%)  (16.11%)  54.25%

Net Assets at End of Period (000's)          $79,504  $57,624  $85,290  $108,113  $97,534

Ratios to Average Net Assets:

 Gross Expenses                                1.23%    1.24%    1.21%     1.11%    1.17%
 Required Reimbursement++                     (0.13%)  (0.14%)  (0.11%)   (0.01%)  (0.07%)
 Net Expenses                                  1.10%    1.10%    1.10%     1.10%    1.10%
 Net Investment Income (Loss)                  0.09%   (0.15%)  (0.15%)   (0.45%)  (0.54%)

Portfolio Turnover Rate                          27%      15%      50%       36%      49%


++See Fund's 2003 Annual Report for details.

Safeco Small-Cap Value Fund

        (For an Investor Class Share Outstanding Throughout the Period)


                                                    For the Year Ended December 31
                                               2003     2002     2001     2000     1999

Net Asset Value at Beginning of Period        $13.21   $13.78   $11.77   $12.73   $11.16

Income (Loss) From Investment Operations

 Net Investment Income (Loss)                   0.10     0.05     0.13   (0.02)   (0.06)
 Net Realized and Unrealized Gain (Loss) on
 Investments                                    5.58   (0.57)     2.01   (0.94)     1.63
-----------------------------------------------------------------------------------------

 Total from Investment Operations               5.68   (0.52)     2.14   (0.96)     1.57

Redemption Fees                                 0.01       --       --       --       --

Less Distributions

 Dividends from Net Investment Income         (0.11)   (0.05)   (0.13)       --       --
-----------------------------------------------------------------------------------------

Net Asset Value at End of Period              $18.79   $13.21   $13.78   $11.77   $12.73
-----------------------------------------------------------------------------------------

Total Return                                  43.10%   (3.76%)  18.20%   (7.54%)  14.07%

Net Assets at End of Period (000's)          $47,407  $37,733  $29,643  $22,477  $28,319

Ratios to Average Net Assets:

 Gross Expenses                                1.43%    1.42%    1.48%    1.41%    1.44%
 Required Reimbursement++                     (0.28%)  (0.27%)  (0.29%)  (0.26%)  (0.24%)
 Net Expenses                                  1.15%    1.15%    1.19%    1.15%    1.20%
 Net Investment Income (Loss)                  0.63%    0.44%    1.01%   (0.13%)  (0.49%)

Portfolio Turnover Rate                          52%      54%     141%     107%     117%


++See Fund's 2003 Annual Report for details.

Safeco Growth Opportunities Fund

        (For an Investor Class Share Outstanding Throughout the Period)


                                                      For the Year Ended December 31
                                               2003      2002      2001      2000      1999

Net Asset Value at Beginning of Period         $17.19    $27.25    $22.33    $23.30    $22.70

Income (Loss) From Investment
Operations

 Net Investment Loss                           (0.10)    (0.22)    (0.16)    (0.19)    (0.16)
 Net Realized and Unrealized Gain (Loss) on
 Investments                                     7.65   (9.86)+      5.08    (0.78)      0.76
----------------------------------------------------------------------------------------------

 Total from Investment Operations                7.55   (10.08)      4.92    (0.97)      0.60

Redemption Fees                                  0.01      0.02        --        --        --
----------------------------------------------------------------------------------------------

Net Asset Value at End of Period               $24.75    $17.19    $27.25    $22.33    $23.30
----------------------------------------------------------------------------------------------

Total Return                                   43.98%  (36.92%)    22.03%   (4.16%)     2.64%

Net Assets at End of Period (000's)          $493,232  $413,147  $829,052  $637,557  $815,041

Ratios to Average Net Assets:

 Gross Expenses                                 1.14%     1.09%     1.03%     1.05%     1.07%
 Required Reimbursement++                      (0.06%)   (0.01%)       --        --    (0.05%)
 Net Expenses                                   1.08%     1.08%     1.03%     1.05%     1.02%
 Net Investment Loss                           (0.46%)   (0.91%)   (0.71%)   (0.74%)   (0.57%)

Portfolio Turnover Rate                           46%       37%       65%       63%       38%


+Includes $0.10 related to investment reimbursement by affiliate. See Fund's
 2003 Annual Report for details.
++See Fund's 2003 Annual Report for details.

Safeco Balanced Fund

        (For an Investor Class Share Outstanding Throughout the Period)


                                                    For the Year Ended December 31
                                               2003     2002     2001     2000     1999

Net Asset Value at Beginning of Period        $10.36   $11.69   $12.06   $11.81   $12.22

Income (Loss) From Investment Operations

 Net Investment Income                          0.25     0.29     0.33     0.34     0.31
 Net Realized and Unrealized Gain (Loss) on
 Investments                                    1.48   (1.31)   (0.37)     0.25   (0.18)
-----------------------------------------------------------------------------------------

 Total from Investment Operations               1.73   (1.02)   (0.04)     0.59     0.13

Less Distributions

 Dividends from Net Investment Income         (0.26)   (0.31)   (0.33)   (0.34)   (0.31)
 Distributions from Realized Gains                --       --       --       --   (0.23)
-----------------------------------------------------------------------------------------

 Total Distributions                          (0.26)   (0.31)   (0.33)   (0.34)   (0.54)
-----------------------------------------------------------------------------------------

Net Asset Value at End of Period              $11.83   $10.36   $11.69   $12.06   $11.81
-----------------------------------------------------------------------------------------

Total Return                                  16.90%  (8.74%)  (0.29%)    5.09%    1.05%

Net Assets at End of Period (000's)          $16,596  $13,588  $14,736  $14,816  $18,008

Ratios to Average Net Assets:

 Gross Expenses                                1.43%    1.47%    1.49%    1.43%    1.33%
 Required Reimbursement++                     (0.33%)  (0.37%)  (0.39%)  (0.33%)  (0.19%)
 Net Expenses                                  1.10%    1.10%    1.10%    1.10%    1.14%
 Net Investment Income                         2.23%    2.67%    2.82%    2.83%    2.51%

Portfolio Turnover Rate                          37%      59%      75%      63%      95%


++See Fund's 2003 Annual Report for details.

Safeco International Stock Fund

        (For an Investor Class Share Outstanding Throughout the Period)


                                                     For the Year Ended December 31
                                               2003     2002      2001      2000      1999

Net Asset Value at Beginning of Period         $8.43    $10.54    $14.24    $16.95   $13.14

Income (Loss) From Investment
Operations

 Net Investment Income                          0.11      0.08      0.06      0.08     0.03
 Net Realized and Unrealized Gain (Loss) on
 Investments and Foreign Currency               2.22    (2.13)    (3.65)    (1.94)     3.78
--------------------------------------------------------------------------------------------

 Total from Investment Operations               2.33    (2.05)    (3.59)    (1.86)     3.81

Redemption Fees                                 0.01      0.03      0.14        --       --

Less Distributions

 Dividends from Net Investment Income         (0.13)    (0.09)    (0.25)    (0.08)       --
 Distributions from Realized Gains                --        --        --    (0.77)       --
--------------------------------------------------------------------------------------------

 Total Distributions                          (0.13)    (0.09)    (0.25)    (0.85)       --
--------------------------------------------------------------------------------------------

Net Asset Value at End of Period              $10.64     $8.43    $10.54    $14.24   $16.95
--------------------------------------------------------------------------------------------

Total Return                                  27.74%  (19.12%)  (24.30%)  (10.95%)   29.00%

Net Assets at End of Period (000's)          $23,983   $18,241   $23,398   $33,019  $36,967

Ratios to Average Net Assets:

 Gross Expenses                                2.19%     2.09%     2.08%     1.79%    1.72%
 Required Reimbursement++                     (0.79%)   (0.69%)   (0.62%)   (0.39%)  (0.03%)
 Net Expenses                                  1.40%     1.40%     1.46%     1.40%    1.69%
 Net Investment Income                         1.28%     0.86%     0.46%     0.23%    0.21%

Portfolio Turnover Rate                          37%       16%      163%       33%      24%


++See Fund's 2003 Annual Report for details.

Safeco Municipal Bond Fund

        (For an Investor Class Share Outstanding Throughout the Period)


                                                 For the Year Ended December 31
                                            2003     2002     2001     2000     1999

Net Asset Value at Beginning of Period      $14.45   $13.97   $13.96   $12.89   $14.45

Income from Investment Operations

 Net Investment Income                        0.70     0.71     0.71     0.70     0.69
 Net Realized and Unrealized Gain (Loss)
 on Investments                            0.13     0.69     0.02     1.07     (1.56)
---------------------------------------------------------------------------------------

 Total from Investment Operations             0.83     1.40     0.73     1.77   (0.87)

Less Distributions

 Dividends from Net Investment Income       (0.67)   (0.69)   (0.69)   (0.70)   (0.69)
 Distributions from Realized Gains          (0.17)   (0.23)   (0.03)       --       --
---------------------------------------------------------------------------------------

 Total Distributions                        (0.84)   (0.92)   (0.72)   (0.70)   (0.69)
---------------------------------------------------------------------------------------

Net Asset Value at End of Period            $14.44   $14.45   $13.97   $13.96   $12.89
---------------------------------------------------------------------------------------

Total Return                                 5.96%   10.33%    5.30%   14.17%   (6.18%)

Net Assets at End of Period (000's)       $563,305 $569,484 $533,803 $499,831 $470,267

Ratios to Average Net Assets:

 Expenses                                    0.61%    0.61%    0.62%    0.62%    0.60%
 Net Investment Income                       4.83%    4.91%    5.01%    5.27%    5.04%

Portfolio Turnover Rate                        20%      19%       9%      32%      17%


++See Fund's 2003 Annual Report for details.

Safeco Intermediate-Term Municipal Bond Fund

        (For an Investor Class Share Outstanding Throughout the Period)



                                                    For the Year Ended December 31
                                               2003     2002     2001     2000     1999

Net Asset Value at Beginning of Period        $11.10   $10.73   $10.76   $10.46   $11.02

Income from Investment Operations

 Net Investment Income                          0.42     0.42     0.44     0.45     0.45
 Net Realized and Unrealized Gain (Loss) on
 Investments                                    0.10     0.52     0.05     0.31   (0.54)
-----------------------------------------------------------------------------------------

 Total from Investment Operations               0.52     0.94     0.49     0.76   (0.09)

Less Distributions

 Dividends from Net Investment Income         (0.42)   (0.42)   (0.44)   (0.45)   (0.45)
 Distributions from Realized Gains            (0.06)   (0.15)   (0.08)   (0.01)   (0.02)
-----------------------------------------------------------------------------------------

 Total Distributions                          (0.48)   (0.57)   (0.52)   (0.46)   (0.47)
-----------------------------------------------------------------------------------------

Net Asset Value at End of Period              $11.14   $11.10   $10.73   $10.76   $10.46
-----------------------------------------------------------------------------------------

Total Return                                   4.78%    8.89%    4.53%    7.44%   (0.84%)

Net Assets at End of Period (000's)          $16,152  $16,587  $15,223  $13,896  $14,607

Ratios to Average Net Assets:

 Gross Expenses                                1.04%    0.99%    0.96%    0.97%    0.92%
 Required Reimbursement++                     (0.14%)  (0.09%)  (0.06%)  (0.07%)  (0.06%)
 Voluntary Reimbursement++                    (0.20%)      --       --       --       --
 Net Expenses                                  0.70%    0.90%    0.90%    0.90%    0.86%
 Net Investment Income                         3.73%    3.77%    4.01%    4.27%    4.18%

Portfolio Turnover Rate                          22%      24%      22%      16%      11%


++See Fund's 2003 Annual Report for details.

Safeco California Tax-Free Income Fund

        (For an Investor Class Share Outstanding Throughout the Period)


                                                   For the Year Ended December 31
                                               2003    2002    2001     2000     1999

Net Asset Value at Beginning of Period        $12.67   $12.39  $12.49   $11.04  $12.74

Income from Investment Operations

 Net Investment Income                          0.60     0.61    0.62     0.56    0.56
 Net Realized and Unrealized Gain (Loss) on
 Investments                                    0.02     0.44  (0.11)     1.45  (1.70)
---------------------------------------------------------------------------------------

 Total from Investment Operations               0.62     1.05    0.51     2.01  (1.14)

Less Distributions

 Dividends from Net Investment Income         (0.57)   (0.55)  (0.61)   (0.56)  (0.56)
 Distributions in Excess of Net Investment
 Income                                           --   (0.04)      --       --      --
 Distributions from Realized Gains            (0.04)   (0.18)      --       --      --
---------------------------------------------------------------------------------------

 Total Distributions                          (0.61)   (0.77)  (0.61)   (0.56)  (0.56)
---------------------------------------------------------------------------------------

Net Asset Value at End of Period              $12.68   $12.67  $12.39   $12.49  $11.04
---------------------------------------------------------------------------------------

Total Return                                   4.97%    8.76%   4.12%   18.79%  (9.18%)

Net Assets at End of Period (000's)          $85,731  $93,293 $90,165 $104,988 $85,782

Ratios to Average Net Assets:

 Gross Expenses                                0.75%    0.73%   0.75%    0.74%   0.74%
 Voluntary Reimbursement++                    (0.12%)      --      --       --      --
 Net Expenses                                  0.63%    0.73%   0.75%    0.74%   0.74%
 Net Investment Income                         4.72%    4.57%   4.98%    4.85%   4.66%

Portfolio Turnover Rate                          19%      25%     32%      26%     25%


++See Fund's 2003 Annual Report for details.

Safeco Intermediate-Term U.S. Government Fund
        (For an Investor Class Share Outstanding Throughout the Period)


                                                   For the Year Ended December 31
                                               2003    2002     2001     2000     1999

Net Asset Value at Beginning of Period         $9.88    $9.47   $9.35    $9.10    $9.64

Income from Investment Operations

 Net Investment Income                          0.35     0.46    0.55     0.59     0.55
 Net Realized and Unrealized Gain (Loss) on
 Investments                                  (0.21)     0.45    0.12     0.25   (0.54)
----------------------------------------------------------------------------------------

 Total from Investment Operations               0.14     0.91    0.67     0.84     0.01

Less Distributions

 Dividends from Net Investment Income         (0.43)   (0.50)  (0.55)   (0.59)   (0.55)
----------------------------------------------------------------------------------------

Net Asset Value at End of Period               $9.59    $9.88   $9.47    $9.35    $9.10
----------------------------------------------------------------------------------------

Total Return                                   1.40%    9.84%   7.29%    9.50%    0.16%

Net Assets at End of Period (000's)          $66,109  $55,644 $45,218  $37,564  $39,449

Ratios to Average Net Assets:

 Gross Expenses                                0.94%    0.93%   0.98%    1.05%    0.98%
 Required Reimbursement++                         --       --  (0.03%)  (0.10%)  (0.04%)
 Voluntary Reimbursement++                    (0.20%)      --      --       --       --
 Net Expenses                                  0.74%    0.93%   0.95%    0.95%    0.94%
 Net Investment Income                         3.40%    4.67%   5.74%    6.43%    5.92%

Portfolio Turnover Rate                          78%      63%     63%     160%     133%


++See Fund's 2003 Annual Report for details.

Safeco Intermediate-Term Bond Fund

        (For an Investor Class Share Outstanding Throughout the Period)


                                                  For the Year Ended December 31
                                              2003    2002    2001    2000     1999

Net Asset Value at Beginning of Period        $8.58   $8.41   $8.30   $7.90    $8.64

Income from Investment Operations

 Net Investment Income                         0.33    0.41    0.46    0.48     0.41
 Net Realized and Unrealized Gain (Loss) on
 Investments                                 (0.03)    0.20    0.11    0.40   (0.74)
-------------------------------------------------------------------------------------

 Total from Investment Operations              0.30    0.61    0.57    0.88   (0.33)

Less Distributions

 Dividends from Net Investment Income        (0.36)  (0.44)  (0.46)  (0.48)   (0.41)
-------------------------------------------------------------------------------------

Net Asset Value at End of Period              $8.52   $8.58   $8.41   $8.30    $7.90
-------------------------------------------------------------------------------------

Total Return                                  3.56%   7.44%   6.95%  11.57%  (3.82%)

Net Assets at End of Period (000's)          $7,418  $8,218  $7,295  $5,956   $6,781

Ratios to Average Net Assets:

 Gross Expenses                               1.53%   1.51%   1.59%   1.63%    1.41%
 Required Reimbursement++                    (0.63%) (0.61%) (0.69%) (0.73%)  (0.47%)
 Voluntary Reimbursement++                   (0.16%)     --      --      --       --
 Net Expenses                                 0.74%   0.90%   0.90%   0.90%    0.94%
 Net Investment Income                        3.91%   4.76%   5.41%   6.01%    5.10%

Portfolio Turnover Rate                         51%     93%    126%    102%     147%


++See Fund's 2003 Annual Report for details.

Safeco High-Yield Bond Fund

        (For an Investor Class Share Outstanding Throughout the Period)


                                                    For the Year Ended December 31
                                               2003     2002      2001     2000     1999

Net Asset Value at Beginning of Period         $4.89     $6.51    $7.26    $8.38    $8.78

Income from Investment Operations

 Net Investment Income                          0.48      0.52     0.61     0.69     0.71
 Net Realized and Unrealized Gain (Loss) on
 Investments                                    0.94    (1.64)   (0.75)   (1.12)   (0.40)
------------------------------------------------------------------------------------------

 Total from Investment Operations               1.42    (1.12)   (0.14)   (0.43)     0.31

Redemption Fees                                 0.01      0.01       --       --       --

Less Distributions

 Dividends from Net Investment Income         (0.48)    (0.51)   (0.61)   (0.69)   (0.71)
------------------------------------------------------------------------------------------

Net Asset Value at End of Period               $5.84     $4.89    $6.51    $7.26    $8.38
------------------------------------------------------------------------------------------

Total Return                                  30.50%  (17.47%)  (2.05%)  (5.52%)    3.74%

Net Assets at End of Period (000's)          $39,312   $32,647  $51,454  $54,540  $73,004

Ratios to Average Net Assets:

 Gross Expenses                                1.27%     1.28%    1.14%    1.13%    0.99%
 Required Reimbursement++                     (0.22%)   (0.22%)  (0.07%)  (0.08%)  (0.04%)
 Voluntary Reimbursement++                    (0.15%)       --       --       --       --
 Net Expenses                                  0.90%     1.06%    1.07%    1.05%    0.95%
 Net Investment Income                         8.83%     9.27%    8.75%    8.63%    8.31%

Portfolio Turnover Rate                         177%      163%     185%      45%      71%
------------------------------------------------------------------------------------------


++See Fund's 2003 Annual Report for details.

Safeco Money Market Fund

        (For an Investor Class Share Outstanding Throughout the Period)


                                                For the Year Ended December 31
                                         2003     2002      2001      2000      1999

Net Asset Value at Beginning of Period    $1.00    $1.00     $1.00     $1.00     $1.00

Income from Investment Operations

 Net Investment Income                     0.01     0.01      0.04      0.06      0.05

Less Distributions

 Dividends from Net Investment Income    (0.01)   (0.01)    (0.04)    (0.06)    (0.05)
---------------------------------------------------------------------------------------

Net Asset Value at End of Period          $1.00    $1.00     $1.00     $1.00     $1.00
---------------------------------------------------------------------------------------

Total Return                              0.65%    1.32%     3.75%     5.90%     4.65%

Net Assets at End of Period (000's)    $349,808 $353,236  $227,142  $242,195  $240,459

Ratios to Average Net Assets:

 Gross Expenses                           0.67%    0.76%     0.92%     0.97%     0.95%
 Required Reimbursement++                    --       --    (0.12%)   (0.17%)   (0.14%)
 Voluntary Reimbursement++                   --   (0.02%)       --        --        --
 Net Expenses                             0.67%    0.74%     0.80%     0.80%     0.81%

Net Investment Income                     0.65%    1.29%     3.71%     5.72%     4.55%


++See Fund's 2003 Annual Report for details.

Safeco Tax-Free Money Market Fund

        (For an Investor Class Share Outstanding Throughout the Period)


                                              For the Year Ended December 31
                                         2003    2002    2001     2000      1999

Net Asset Value at Beginning of Period   $1.00    $1.00   $1.00   $1.00     $1.00

Income from Investment Operations

 Net Investment Income                    0.01     0.01    0.02    0.03      0.03

Less Distributions

 Dividends from Net Investment Income   (0.01)   (0.01)  (0.02)  (0.03)    (0.03)
-----------------------------------------------------------------------------------

Net Asset Value at End of Period         $1.00    $1.00   $1.00   $1.00     $1.00
-----------------------------------------------------------------------------------

Total Return                             0.51%    0.97%   2.34%   3.52%     2.77%

Net Assets at End of Period (000's)    $67,128  $75,954 $76,554 $73,934   $77,323

Ratios to Average Net Assets:

 Gross Expenses                          0.74%    0.75%   0.75%   0.73%     0.70%
 Voluntary Reimbursement++              (0.09%)      --      --  (0.02%)+  (0.04%)+
 Net Expenses                            0.65%    0.75%   0.75%   0.71%     0.66%
 Net Investment Income                   0.51%    0.97%   2.31%   3.46%     2.72%


+Represnts fees waived by the advisor. The fee waiver expired on April 30, 2000. ++See Fund's 2003 Annual Report for details.

Fund Distributions and Tax Considerations


The following information is provided to help you understand the dividends and capital gain distributions you may receive from owning Fund shares as well as the federal income tax you may have to pay on them. This information is not complete and is not intended as tax advice. Distributions may be subject to foreign, state, and local taxes, even if they are not subject to federal income tax. Generally no attempt is made to discuss foreign, state, or local tax laws or tax laws applicable to corporate shareholders or to shareholders that receive special tax treatments such as qualified retirement plan participants and certain trusts. Tax laws are subject to change. You should consult a competent tax advisor about your individual circumstances.



Distributions from a Fund. Dividends are distributions of a Fund's investment income, less expenses, and include dividends earned on stocks and interest income earned on bonds. Distributions of net capital gains represent net profits that a Fund makes on portfolio securities that are sold for more than they originally cost.


The Large-Cap Value Fund, Core Equity Fund, and Balanced Fund intend to declare and pay dividends, if any, during the last month of each calendar quarter.


The Large-Cap Growth Fund, Multi-Cap Core Fund, Small-Cap Value Fund, Growth Opportunities Fund, and International Stock Fund intend to declare and pay dividends, if any, annually in December. The Municipal Bond Fund, Intermediate-Term Municipal Bond Fund, California Tax-Free Income Fund, Intermediate-Term U.S. Government Fund, Intermediate-Term Bond Fund, High-Yield Bond Fund, Money Market Fund, and Tax-Free Money Market Fund intend to declare dividends, if any, each business day and pay them monthly. All Funds (except the money market Funds) pay capital gain distributions and special dividends, if any, in March and December.


Dividends and other distributions paid by a Fund on the Investor Class and each other class of its shares are calculated at the same time and in the same manner.


Your shares become entitled to dividends on the next business day after you purchase them. If you redeem all your shares in any of the bond Funds or money market Funds at any time during a month, you will receive all declared and undistributed dividends through the date of redemption, together with the redemption proceeds. Remember, Fund distributions have the effect of reducing net asset value per share by the amount distributed.


Reinvesting Distributions. We automatically reinvest your dividends and capital gain distributions in additional shares of the distributing Fund unless you tell us in writing that you wish to receive them in cash. Retirement accounts must reinvest all dividends and other distributions unless the account owner is over age 591/2. The price of reinvested shares is the shares' market value on the date the distribution is made.

We may reinvest into your account any distribution checks that are returned to us as "undeliverable" or that remain outstanding for more than six months. This reinvestment will reflect the net asset value per share next computed after the check is cancelled. Subsequent distributions may also be reinvested.

Tax Considerations. Depending on which Fund you invest in, your dividends may be taxable or wholly or partly tax free; other distributions will be fully taxable, regardless of the Fund that makes them. If distributions are taxable, they are generally included in your taxable income for the year in which they are distributed, whether you reinvest them in additional shares of the distributing Fund or receive them in cash. Certain distributions made in January are taxable as if received in the prior December. Fund distributions reinvested in a retirement or other tax-qualified account are generally not taxable until you take money out.





You cannot control the timing of when capital gains are recognized by a Fund, since it is the advisor who decides when to sell Fund holdings. When you redeem or exchange Fund shares, you may also realize a capital gain or loss.



Taxable dividends and distributions of the excess of net short-term capital gain over net long-term capital loss are generally taxed as ordinary income; however, certain qualifying dividends paid by a Fund (generally consisting of dividends that a Fund has received from domestic and certain foreign corporations) are taxed at a maximum federal income tax rate of 15%. Distributions of a Fund's net profits from the sale of securities held for more than one year are generally taxed as long-term capital gains (again at a maximum 15% rate). Long-term capital gains treatment depends on how long a Fund held the securities that generated the gain, not on how long you have been invested in the Fund.


If you purchase shares shortly before a Fund pays a taxable dividend or other distribution, you will pay the full price for the shares, then receive part of the share price back as a taxable distribution, even though the distribution represents a partial return of your capital.

SAFECO  MUTUAL  FUNDS                                            1-800-624-5711

If the International Stock Fund pays nonrefundable taxes to foreign governments, those taxes will reduce the Fund's dividends but will still be included in your taxable income. However, you may be able to claim an offsetting credit or deduction on your tax return for your share of those taxes.

Redeeming or exchanging Fund shares that are worth more than you paid for them will give you capital gains that are taxed as long-term or short-term capital gains depending on how long you held (or are treated as holding) your shares in the Fund. Consult your tax advisor for current capital gains and federal income tax rates.


If you redeem Fund shares at a loss, that loss may not be deductible if you purchase shares of the same Fund, regardless of class, within 30 days before or after the redemption. The amount of the non-deductible loss will increase the basis of the newly purchased shares.


We will notify you annually of the amount and nature of Fund distributions. You or your tax advisor should keep track of your transactions and any resulting gain or loss. If you do redeem Fund shares for a loss, you may be able to use this capital loss to offset any capital gains you have.

For regular, non-qualified accounts, we do not withhold taxes when you receive Fund distributions or redeem shares if you have certified that the tax identification number you gave us is correct and that you are otherwise not subject to federal backup withholding.


Special Considerations. States generally treat Fund distributions of interest on U.S. Treasury securities and other direct obligations of the U.S. government as tax-free income. However, this treatment may depend on a Fund's owning a certain minimum percentage of U.S. Treasury securities. The Intermediate-Term U.S. Government Fund may invest a portion of its portfolio in U.S. Treasury securities.


Each of the tax-exempt Funds pays dividends that are exempt from federal income tax. However, certain Fund distributions may be taxable, including any distributions representing capital gains and income derived from certain bonds bought below their amortized issue price (at a discount). The tax-exempt Funds typically buy discount bonds as part of a call protection strategy.

If you purchase shares of a tax-exempt Fund and redeem them at a loss within six months, you may deduct only the amount of the loss that exceeds the amount of dividends from tax-exempt interest that you received during that period.


If you receive Social Security or railroad retirement benefits, you may need to include tax-free Fund dividends in your income when determining any federal income tax that may be due on those benefits.


The California Tax-Free Income Fund pays dividends that are exempt from California state personal income taxes. Certain situations, in addition to those above, may result in taxable income, however. For example, the redemption or exchange of Fund shares may result in capital gain or loss for California income tax purposes. The tax exemption for interest income from California municipal bonds does not apply to most corporate shareholders.

Qualified Retirement Plans and Accounts

The Funds (other than the tax-exempt Funds) may be used as investment vehicles for a variety of qualified retirement plans and accounts for individuals, businesses, and nonprofit organizations that provide tax-favored saving for education or retirement. The annual contribution limits and other requirements for these plans and accounts are subject to change. It is important that you read plan and/or account documents carefully and consult your personal tax advisor before contributing money. Certain retirement accounts have an annual custodial fee of $5 per Fund up to a maximum of $10. The custodial fee is waived for retirement accounts with balances over $10,000.


Individual Retirement Accounts (IRAs). For 2004, individuals can generally contribute up to $3,000 to an IRA, ($3,500 if you are age 50 or older).


  . Traditional IRA. Depending on your earned income and other considerations, your contribution to a traditional IRA may be partially or fully tax deductible. You pay no tax on your IRA earnings until withdrawal.


  . Roth IRA. Although contributions to a Roth IRA are not tax deductible, earnings on your Roth IRA are tax free while they accumulate and at withdrawal, if you meet certain requirements. Your ability to make a full contribution to a Roth IRA is based on your income level and filing status.



Coverdell Education Savings Accounts (ESAs). An ESA (formerly known as an "Education IRA") is a vehicle for saving for a child's higher education. Currently, up to $2,000 can be contributed each taxable year to an ESA for the same beneficiary. Contributions to an ESA are not tax deductible, but earnings on the account are generally tax free if used to pay qualified education expenses. There are income limitations on who can contribute to an ESA. See your tax advisor for further details.

Simplified Employee Pension IRAs (SEP-IRAs). SEP-IRAs are qualified retirement plans for small businesses and self-employed individuals. SEP-IRAs have the same investment minimums as traditional IRAs.

Savings Incentive Match Plan For Employees IRAs (SIMPLE IRAs). SIMPLE IRAs are qualified retirement plans for small businesses and self-employed individuals. Contribution methods for a SIMPLE plan include employee deferrals, employer matching contributions, and employer non-elective contributions. Minimum investment amounts are negotiable.

403(b)(7) Plans. 403(b)(7) plans are qualified retirement plans for certain tax-exempt organizations and school systems to which both employers and employees may contribute. Minimum investment amounts are negotiable. 403(b)(7) accounts held directly with Safeco Mutual Funds cannot accept employer contributions.

401(k) Plans. 401(k) plans allow employers and employees to make tax-advantaged contributions to a retirement account. Minimum investment amounts are negotiable.

Profit Sharing and Money Purchase Pension Plans. Profit Sharing and Money Purchase Pension Plans allow corporations, partnerships, and self-employed persons to make annual, tax-deductible contributions to a retirement account for each person covered by the plan. A plan may be adopted individually or paired with another plan. Minimum investment amounts are negotiable.

For information about the above accounts and plans, please call us at 1-800-624-5711.

SAFECO  MUTUAL  FUNDS                                            1-800-624-5711

Your Account

Valuing Your Shares


The net asset value per share (NAV) of the class(es) of each Fund (other than the money market Funds) is generally determined as of the close of regular trading on the New York Stock Exchange (NYSE) (usually 4:00 p.m. Eastern time, 1:00 p.m. Pacific time) every day the NYSE is open. NAV is calculated by dividing the value of a Fund's net assets allocated to each share class by the number of shares outstanding for that class. On holidays or other days when the NYSE is closed, the NAV is not calculated and the Funds do not transact purchase or redemption requests.



Each Fund's Board of Trustees has adopted procedures to value a Fund's portfolio securities, in general, based on market value.



Market value information for each Fund's investment holdings is obtained from a pricing service. Values for equity portfolio securities listed on securities exchanges are based on the last reported sale price on the national exchange on which the securities are primarily traded, unless there are no transactions, in which case the value is based on the last reported bid price. Values for equity portfolio securities primarily traded on the NASDAQ National Market System are based on the NASDAQ Official Closing Price, unless there are no transactions, in which case the value is based on the last reported bid price from NASDAQ. Values for fixed-income portfolio securities (other than short-term securities) are based on matrix pricing models that consider bid prices, quotations from dealers, transactions in comparable securities, and various relationships between securities. Short-term portfolio securities maturing within 60 days from the time of purchase are valued at amortized cost, which approximates market value.


When reliable market quotations are not available, a Fund may value the security at its fair value as determined in good faith by or under the supervision of its Board of Trustees. When fair-value pricing is used, the prices used by the Fund to calculate its NAV may differ from quoted or published prices for the same securities.


Due to time zone differences, many foreign securities markets close several hours before the close of the NYSE resulting in closing prices for some securities that do not reflect events that occur after the close of those foreign markets but before the close of the NYSE. As a result, we have adopted fair-value pricing procedures, which, among other things, require a Fund holding foreign securities to fair value such securities if there has been a movement in the U.S. market that exceeds a specified threshold. Although the threshold may be revised from time to time and the number of days on which fair-value prices will be used will depend on market activity, it is possible that fair-value prices will be used by a Fund holding foreign securities to a significant extent.


To the extent that a Fund owns securities that trade in other markets on days when the NYSE is closed, the value of a Fund's assets may change on days when shareholders cannot purchase or redeem shares. In addition, trading in some of a Fund's assets may not occur on days when a Fund is open for business.


Each money market Fund, like most money market funds, values securities on the basis of amortized cost. Amortized cost valuation involves valuing a security at its cost and adding or subtracting any discount or premium (reflective of maturity) regardless of the impact of fluctuating interest rates on the market value of the security. This method minimizes the effect of changes in a security's market value and helps each money market Fund maintain a stable $1.00 share price.

Additional Expense Information


Revenue Sharing. Safeco Securities, Inc. and its affiliates may pay broker-dealers and other marketers fees for various levels of marketing support and exposure and may be willing to contribute financially to take part in various events hosted or sponsored by various marketing organizations (i.e., "pay-to-play"). These relationship arrangement payments are not made with Fund assets. In addition, the Funds' transfer agent, Safeco Services Corporation, enters into sub-transfer agent agreements with various administrative service providers. These payments are made by Safeco Services Corporation and are not specifically for sales, distribution, shelf space, marketing support, or exposure to sales forces.


Soft-Dollar Arrangements. Under "soft-dollar" arrangements, mutual fund investment advisors use part of the brokerage commissions they pay to broker-dealers for executing trades to obtain research and other services. These arrangements can create incentives for investment advisors to trade excessively or use broker-dealers who otherwise do not provide best execution of Fund trades or promise favored distribution arrangements to obtain more soft-dollar services, thereby increasing shareholders' costs. See the SAI for information regarding the Funds' brokerage practices.


Portfolio Brokerage Commission. SAM attempts to obtain brokerage services for Fund trades from broker-dealers who consistently provide timely execution of trades at the lowest price ("best execution"). In situations involving thinly traded securities, SAM will occasionally use broker-dealers with expertise in such securities even though the commission may not be the lowest available. SAM has not entered into brokerage arrangements whereby trades are directed to specific broker-dealers in return for marketing or sales commitments with respect to Fund shares or other products and services offered by SAM's affiliates.


Opening Your Account




To open an account, complete an account application and mail it to Safeco Mutual Funds with a check made payable to Safeco Mutual Funds for your initial purchase. If you are investing for a retirement account, complete and sign a retirement account application (note: you may not invest in tax-exempt Funds for a retirement account).

Before we open an account, we may be required to verify the identity of prospective account owners and/or authorized traders on an account. As part of our customer identification program, we may ask you to provide personal information on the application for all authorized persons on the account. In addition to your name, this information includes date of birth, Social Security number (SSN) or individual taxpayer identification number (ITIN), and residential street address. Safeco Mutual Funds may use independent means to verify the accuracy of the information provided.


We reserve the right to refuse an account application, close an existing account, or take such other steps that we deem necessary to comply with our customer identification program.


Safeco Mutual Funds are only open to U.S. citizens and resident aliens within the U.S. having a SSN or ITIN.

Transacting Business

BY MAIL:

You can apply for a new account or request account transactions by writing to Safeco Mutual Funds at the following address:

Safeco Mutual Funds
P.O. Box 219241
Kansas City, MO 64121-9241

For overnight/express delivery:
Safeco Mutual Funds
330 W. 9/th/ Street
Kansas City, MO 64105-1514

BY WIRE:

If you have an account with Safeco Mutual Funds, you can request that your bank transmit U.S. funds by wire to the Funds' designated bank. In order to use this method, you must first call Safeco Mutual Funds at 1-800-624-5711.

The wire must be received by the Funds' bank by the close of regular trading on the NYSE in order to receive that day's NAV. If we receive your purchase after the NYSE has closed for the day, the price you will pay is the NAV as of the next business day. Your bank should send wires to:

State Street Bank, Boston, MA

ABA # 011000028

Account # 99061905

Have your bank include with the wire, the account owner name and number of your Safeco Mutual Funds account and the name of the Fund in which you want to invest. Please note that your bank may charge a fee to wire funds. Safeco Mutual Funds is not responsible for delays caused by inadequate wire instructions.

SAFECO  MUTUAL  FUNDS                                            1-800-624-5711

When redeeming shares, you may request that redemption proceeds be wired to your pre-established bank account. Safeco Mutual Funds currently charges a $20 fee to wire redemption proceeds (a higher charge applies to international wires, which may vary by country or dollar amount) and some banks charge a fee to receive a wire.


OVER THE INTERNET OR BY TELEPHONE:

Certain account transactions may be done over the Internet or by telephone. The range of transactions allowed under this option may vary by type of account. If you do this, you must be willing to assume the risk of any loss so long as we follow reasonable security procedures to verify your identity, such as requiring that you use a PIN (personal identification number) or provide certain personal information. Although we record calls for your protection and employ measures to prevent unauthorized account access, we cannot assure you that Internet or telephone activity will be completely secure or free of delays or malfunctions. Safeco Mutual Funds is not responsible for the negligence or wrongful acts of third parties.

For Internet transactions, visit the Safeco Mutual Funds Web site at www.safecoinvestorclass.com. For telephone transactions, call 1-800-624-5711 to speak to a representative or use our Automated Services Line at 1-800-835-4391. Our Automated Services Line provides a menu of choices to conduct transactions and gives you Fund price information, mailing and wiring instructions, and other Fund information.


If your securities broker maintains an account for you and holds your Fund shares in its "street name," you must contact an investment professional at your securities broker to place an order affecting your Fund shares.


During times of unusual market volatility, you may find it difficult to access Safeco Mutual Funds over the Internet or by telephone. We may suspend, limit, modify, or terminate Internet and telephone transaction privileges at any time without prior notice.

THROUGH A REGISTERED SECURITIES DEALER, REGISTERED INVESTMENT ADVISOR, BANK, OR OTHER FINANCIAL INSTITUTION:

You may purchase or redeem shares through various third party intermediaries, including banks, brokers, and investment advisors. The intermediary may charge a fee for its services.





The Funds' transfer agent may pay securities dealers and other financial intermediaries a servicing fee for providing certain administrative services to qualified retirement plan and other institutional omnibus accounts, and the Funds' advisor may pay a portion of such fees from the advisor's own resources.


Purchasing, Redeeming, and Exchanging Shares


The price of one Fund share, whether you are purchasing, redeeming, or exchanging shares is its NAV next determined after the order is placed with a Fund, the Funds' transfer agent or its designee, or the Funds' principal underwriter (distributor) and any dealers which have a selling agreement to sell Fund shares. Orders must include any money required and sufficient instructions to complete your transaction. If we receive your order after the NYSE has closed for the day, NAV will be calculated as of the next business day.

The Funds have entered into agreements authorizing the Funds' transfer agent and the Funds' principal underwriter (distributor) and their designees, including dealers which have entered into agreements to sell Fund shares, to accept purchase orders and redemptions on the Fund's behalf. All such purchase orders and redemptions received in good order by the intermediary (or its designee) before 4:00 p.m. Eastern time will receive that day's NAV, and all purchase orders and redemptions received in good order by the intermediary (or its designee) after 4:00 p.m. Eastern time will receive the next day's NAV.

Recent SEC proposals, with few limited exceptions, would require that all trades, including those through intermediaries, be received by the Funds prior to the close of the NYSE in order to receive that day's NAV. Trade orders may have to be placed with intermediaries well in advance of the NYSE close to allow the intermediary time to aggregate and transmit orders to the Funds. Shareholders are advised to inquire regarding an intermediary's trading policies and procedures.



Unless your financial advisor maintains your account and holds your Fund shares in its "street name" in an omnibus account with Safeco Mutual Funds, we must have received a completed, signed account application and your money before we can conduct any transaction.

We and our authorized intermediaries reserve the right not to accept customer orders that are incomplete or unclear, and the intermediaries reserve the right to accept certain institutional customer orders conditioned on the understanding that the orders may later be refused if they cannot be transmitted to us or processed in a timely manner.

The Funds no longer issue share certificates. Shares are electronically recorded. To redeem existing certificated shares, you must submit the certificates to Safeco Mutual Funds along with a letter of instruction.

When the NYSE is closed or if trading is restricted or an emergency exists, you may not be able to purchase, redeem, or exchange Fund shares or we may delay paying your redemption proceeds. Also, if immediate payment could adversely affect a Fund, we may delay payment for up to seven days. Payment for shares you recently purchased by check or electronic transfer may be delayed until the check or electronic transfer clears, which may take up to 15 calendar days from the date of your purchase.

In addition to Investor Class, some of the Funds offer Class A, Class B, Class C, and Institutional Class shares that are offered in separate prospectuses. Because the Funds' separate share classes have different fees and expenses, their net investment performances will vary.

We reserve the right to refuse any purchase order, including exchanges. If we refuse your purchase order, we will notify you in writing or by telephone and return any money due, unless prohibited from doing so by law. If your purchase order was part of an exchange, the entire transaction will be voided as though the order had never been received. If your order was submitted through an intermediary we will contact that intermediary.

Authorizing Signatures. On your account application, you will be asked to specify the number of signatures required to authorize account changes and transactions. Please note that allowing fewer than all account owners to authorize account changes and transactions has important implications. For example, one owner of a joint account could redeem shares without the co-owner's signature. If you select fewer than all account owner signatures, you can revoke this instruction by sending a written request to Safeco Mutual Funds. Unless you indicate otherwise, we will require that all account owners sign any account change or transaction instructions.

We may require certified copies of supporting documents (e.g., death certificates and court orders) and a signature guarantee from a bank, credit union, or broker-dealer that participates in a STAMP Medallion Signature Guarantee program before we can process certain transactions and requests. A STAMP Medallion Signature Guarantee helps ensure that you have in fact authorized a transaction or change to your account. You can obtain a STAMP Medallion Signature Guarantee for a nominal fee from most banks, brokerage firms, and other financial institutions. We do not accept notarized signatures.

Purchasing Shares. You may purchase shares of a Fund only if it is qualified for purchase in the state where you live. If you do not designate the Fund(s) in which you want to invest, your money will be invested in the Money Market Fund. We reserve the right to refuse the purchase of shares.

You may purchase up to $50,000 in share value per day through electronic funds transfer from your bank account. Your bank may charge you a fee for this service.

Minimum purchase amounts vary by type of account and apply separately to each Fund. Current minimum amounts for the purchase of Fund shares are shown in the following table:


Minimum

Purchase                          Additional
Amounts       Initial Additional  Purchases
per Fund      Amount   Amounts   through AIM*
------------- ------- ---------- ------------

Regular

Accounts      $2,500     $100        $100
---------------------------------------------

UTMA

Accounts      $1,000     $100        $100
---------------------------------------------

Traditional &

Roth IRAs     $2,000     $100        $ 50
---------------------------------------------

Education
Savings

Accounts      $1,000     $100        $ 50

*Our Automatic Investment Method (AIM) allows you to make regular monthly purchases by authorizing us to withdraw a specific amount from your bank account and invest it in the Fund of your choice.

If you are an employer that uses group billing, you may establish a self-administered Payroll Deduction Plan in any Fund. Payroll deduction amounts are negotiable. For more information, call us at 1-800-624-5711.

We do not accept currency, credit card convenience checks, traveler's checks, or money orders, and can accept only checks and wires made payable to Safeco Mutual Funds and drawn in U.S. dollars on a U.S. bank account. We reserve the right to refuse any check, including third party checks. You will be charged a $12 service fee for every check or electronic funds transfer returned unpaid.

Redeeming Shares. You can redeem (sell) your shares of the Funds at any time, subject to certain restrictions, in the same way that shares are purchased, including by mail, over the Internet or by telephone, or through certain intermediaries. Internet and telephone redemptions may not be available for retirement accounts.

SAFECO  MUTUAL  FUNDS                                            1-800-624-5711

The Multi-Cap Core Fund, Small-Cap Value Fund, Growth Opportunities Fund, International Stock Fund, Municipal Bond Fund, California Tax-Free Income Fund, Intermediate-Term U.S. Government Fund, and High-Yield Bond Fund will assess a 2.00% redemption fee (as a percentage of the amount redeemed or exchanged) for shares purchased prior to July 1, 2004 that are held less than 90 days in the Fund. Effective July 1, 2004, all Funds, other than the money market Funds, will assess a 2.00% redemption fee (as a percentage of the amount redeemed or exchanged) for shares held less than 30 days in the Fund. These fees will be paid directly to the Fund and help offset the brokerage commissions, market impact, and other costs associated with fluctuations in Fund asset levels and cash flow caused by short-term shareholder trading.


The holding period is Fund specific. We do not consider the total time the money has been invested in the Safeco mutual fund family in determining the holding period. For purposes of determining the redemption fee, shares held the longest will be redeemed first.

The redemption fee will not be taken on shares:

  . purchased under an approved pre-established systematic purchase arrangement;

  .   purchased through reinvestment of dividends or capital gains;

  .   purchased through a Fund merger;

  .   redeemed under an approved pre-established Systematic Withdrawal Plan;


  . redeemed by omnibus accounts maintained by intermediaries that do not have the systematic capability to process the redemption fee;


  . redeemed by certain approved fee-based programs that do not have the systematic capability to process the redemption fee;

  . held through certain qualified retirement plans that do not have the systematic capability to process the redemption fee;

  . redeemed following the death or post-purchase disability of the shareholder; and

  .   when redemption is initiated by a Fund.

The Funds have the discretion to waive the 2.00% redemption fee if necessary to preserve a Fund's qualification as a regulated investment company for tax purposes.

Safeco Mutual Funds encourages brokers that maintain omnibus accounts, sponsors of fee-based program accounts, and retirement plan administrators to modify computer programs where necessary to impose the redemption fee or to develop alternate processes to monitor and restrict short-term trading activity in the Funds. To the extent computer programs require modification or alternate processes are needed, a Fund's ability to assess a redemption fee on these types of accounts is limited. Applicable redemption fees will be implemented as the technical ability to collect the fee is developed.

To redeem shares, Funds may require all account owner signatures, updated account registration, and bank account information. A STAMP Medallion Signature Guarantee is required if a redemption, including exchanges and transfers, is over $50,000, is made payable to someone other than an account owner, or is submitted in conjunction with an address update. We reserve the right to require a STAMP Medallion Signature Guarantee in other circumstances, without notice.

Generally, we will mail redemption checks on the next business day after the redemption date. Your money may be transferred directly to your bank account if you choose this service on your initial application or if you send us a written request. If you change your address by telephone or over the Internet you may not use those services to redeem shares for a period of 30 days. There is a $25 charge to place a stop payment on a check.

If you choose the Systematic Withdrawal Plan, a Fund will automatically redeem shares in your account and send you a monthly withdrawal check or will transfer money electronically to your bank. Your bank may charge you for this service. The minimum withdrawal for this service is $50 per Fund. For more information call 1-800-624-5711.

We may reinvest into your account any redemption checks that are returned to us as "undeliverable" or that remain outstanding for more than six months. This reinvestment will reflect the NAV next computed after the check is cancelled.

Redemption Drafts--Money Market Funds Only. If you are a shareholder in one of the money market Funds, we will send you, upon request and free of charge, redemption drafts that allow you to withdraw funds from your account. You must have a minimum balance of $1,000 before ordering drafts. Redemption drafts are not available for retirement accounts.

Drafts may be made payable to anyone and must be:

1) $500 or more; and

2) signed by the authorized account owners.

We reserve the right to refuse drafts on accounts that have uncollected funds. If you write a draft against insufficient funds, there may be a charge and we may close your account. There is a $25 charge to place a stop payment on a draft.


Exchange Privilege. An exchange is when you redeem shares of one Fund and shortly thereafter purchase shares of another Fund that is approved for purchase in your state. Always read the prospectus before making an exchange into a Fund that is new to you.


Several Funds assess a 2.00% redemption fee on the value of exchanged shares that are held less than 90 days in the Fund (30 days for all Funds except the money market Funds, effective July 1, 2004). (See "Redeeming Shares" for details and applicable Funds.)


Here are some additional things you should know about exchanges:

  . exchanges of Fund shares must be at least $1,000 and must satisfy minimum investment amounts for new Funds;

  . under normal circumstances, we will purchase shares of the Fund into which you are exchanging on the same day that we process your order to redeem; and

  . exchanges of mutual fund shares are generally taxable events (except for certain tax-qualified accounts). You may realize a capital gain or loss when you make an exchange.

Exchange Limitations. Keep in mind that mutual funds are not intended to be used as vehicles for frequent trading in response to short-term market fluctuations. To protect the interests of other shareholders in the Fund, we may cancel the exchange privileges of any parties who, in the opinion of Safeco Mutual Funds, are using abusive market timing strategies. Except for exchanges from the money market Funds or systematic exchanges that are preauthorized, exchange activity is limited to four exchanges within a one calendar year period per Fund.


Safeco Mutual Funds reserves the right to revise, suspend, or revoke the exchange privilege, limit the amount of any exchange, or refuse an exchange at any time, for any reason.


These limitations will not affect your ability to redeem your shares from any of the Funds, but may prevent you from purchasing the shares of the same or another Fund with your redemption proceeds. A Fund may delay forwarding redemption proceeds for up to seven days if the investor redeeming shares is engaged in excessive trading or if the amount of the redemption request otherwise would be disruptive to efficient portfolio management or, in the opinion of Safeco Mutual Funds, would adversely affect the Fund.

The ability of Safeco Mutual Funds to monitor exchanges made by the underlying shareholders of omnibus accounts, retirement plan accounts, and approved fee-based program accounts is limited in those instances in which the broker, retirement plan administrator, or fee-based program sponsor maintains the underlying shareholder accounts.

Maintaining Your Account

Account Statements. Periodically, you will receive an account statement indicating your current Fund holdings and transactions affecting your account. We reserve the right to charge a reasonable fee for additional copies of your account statement(s).

Confirmation statements will be sent to you after each transaction that affects your account balance other than:

  .   purchases made using AIM;

  .   group purchases made by employers on behalf of their employees;

  . non quarter-end distributions that are reinvested or sent via electronic transfer;

  .   annual custodial fees for retirement accounts; and

  .   annual low balance fees.


Please review the information on each confirmation statement for accuracy immediately upon receipt. If you do not notify us within 30 days of any processing error, the Funds' transfer agent will consider the transactions listed on the confirmation statement to be correct.


We will also send you semiannual and annual reports. To reduce the volume of mail, we will send only one copy of these reports and the prospectus to a household (same surname, same address). If you need additional copies or do not want your mailings to be "householded," please contact us.


Low Balance Accounts. Maintaining and servicing low balance accounts in a Fund increases expenses for all shareholders. For this reason, we may close your investment in a Fund if it falls below $500. If this happens, we will first give you at least a 30-day notice, then redeem your shares at NAV and send the proceeds to you. In addition, accounts, other than employer sponsored plans, with balances under


SAFECO  MUTUAL  FUNDS                                            1-800-624-5711

$1,000 in a Fund will be charged a $12 "low balance" fee. The low balance fee will be automatically deducted once each year from your account. The valuation of accounts and the fee deduction are expected to take place during the month of December. We will waive the fee if combined Safeco Fund balances for the same shareholder SSN or ITIN exceed $10,000.


Account Changes. If you purchased your shares through an investment professional who maintains an investment account for you and holds your shares in "street name" you should send your account registration changes or other requests to that firm. If shares are registered directly in your name, you may print the registration form from our Web site at www.safecoinvestorclass.com or call 1-800-624-5711 to request that we mail the form to you. Make sure the form is signed by the authorized owner(s) specified on your account application. We may require certified copies of supporting documents (e.g., death certificates and court orders) and a signature guarantee from a bank, credit union, or broker-dealer that participates in a STAMP Medallion Signature Guarantee program before we can process the request.

Automatic Investment Method or Systematic Withdrawal Plan Changes. Send your request to change AIM purchases or systematic withdrawals in writing to Safeco Mutual Funds, P.O. Box 219241, Kansas City, MO 64121-9241. If you have enrolled in the Internet option or telephone option service, you may place your request over the Internet or with a representative by telephone. Fund balance and transaction requirements apply. All changes must be completed at least 5 business days before your next scheduled transaction.

                             SAFECO FAMILY OF FUNDS



                                                        Nasdaq Symbol

          Long-Term Growth                              Investor Class

          Safeco Large-Cap Value Fund                   SAFIX
          Safeco Core Equity Fund                       SAFQX
          Safeco Large-Cap Growth Fund                  SUGRX
          Safeco Multi-Cap Core Fund                    SFNWX
          Safeco Small-Cap Value Fund                   SFSCX
          Safeco Growth Opportunities Fund              SAFGX
          Safeco Balanced Fund                          SAFBX
          Safeco International Stock Fund               SFISX

          Tax-Free Bond Income

          Safeco Municipal Bond Fund                    SFCOX
          Safeco Intermediate-Term Municipal Bond Fund  SFIBX
          Safeco California Tax-Free Income Fund        SFCAX

          Bond Income

          Safeco Intermediate-Term U.S. Government Fund SFUSX
          Safeco Intermediate-Term Bond Fund            SAMBX
          Safeco High-Yield Bond Fund                   SAFHX

          Stability of Principal

          Safeco Money Market Fund                      SAFXX
          Safeco Tax-Free Money Market Fund             SFTXX

SAFECO  MUTUAL  FUNDS                                            1-800-624-5711

For More Information

If you would like more information, the following documents are available free upon request:

Annual/Semiannual Reports


Additional information about a Fund's investments is available in the Fund's annual and semiannual reports. In these reports, you will find a discussion of the market conditions and investment strategies that significantly affected its performance for the respective reporting period.


Statement of Additional Information (SAI)

The SAI provides more detailed information about the Funds. A current SAI is on file with the SEC, is incorporated herein by reference, and is legally considered part of this prospectus.

For copies of these documents or for other information about the Funds:

    Write to:

                               Safeco Mutual Funds

                            P.O. Box 219241 Kansas City, MO 64121-9241

    Call:

                            1-800-624-5711

    Visit our Web site:

                           www.safecoinvestorclass.com

    Or contact the SEC [note: the SEC may charge a fee to copy documents]:

    Write to:

                          SEC Public Reference Section

                            Washington, DC 20549-0102

    E-mail:
                               publicinfo@sec.gov

    Visit the SEC Web site: http://www.sec.gov
                            Registration filings are located
                            on the EDGAR Database

    Visit the SEC:          Public Reference Room

                             450 Fifth Street, N.W.

                            Washington, DC 20549-0102
                            1-202-942-8090 or 1-800-SEC-0330

                            SEC 1940 Act File Numbers:         811-6167
                                                811-5574
                                                811-7300
                                                811-3347
                                                811-6667

Privacy Statement

Safeco Mutual Funds appreciates the trust you place in us when you ask us to help protect and accumulate your assets. You trust us with your private, personal information when you invest with us. We are committed to protecting your private information. Safeco does not sell information about you to others.

To learn more about how Safeco collects and uses your personal information, please read the following notice.

Safeco's sources of information about you We collect personal information about you from:

.. Information provided by you or your representative on applications or other forms furnished to us or through other interactions that you or your representative have with us.

..  Information arising from your investments in or accounts with us. .
   Information from other sources with your consent.

Safeco's use of your personal information
We treat your information with respect and concern for your privacy. We do not disclose any nonpublic personal information about our customers or former customers to anyone, except as permitted by law.

Some examples of disclosures permitted by law are:

.. We may share information with affiliated and unaffiliated companies with whom we have contracts for investment management, distribution and servicing of the Funds.

.. We may share tax reporting information and other information as required by governmental agencies.

..  We may share information with other organizations with your consent.

When we make this type of disclosure it is done to service your Safeco account, or to inform you about Safeco products and services. Before disclosing your information, we require these companies to contractually agree to keep it confidential and use it only for the transaction we request.

Independent Safeco Representatives

The Representatives authorized to sell Safeco Mutual Funds are not Safeco employees and not subject to Safeco's Privacy Policy. Because they have a unique business relationship with you, they may have additional personal information about you that Safeco does not have. They may use this information differently than Safeco. Contact your Representative to learn more about their privacy practices.

Protecting your personal information from unauthorized access We limit employee access to customer information to those employees with a legitimate business reason for such access. We maintain physical, electronic and procedural safeguards to protect your personal information from being accessed by unauthorized persons.

Changes to this Statement

We may occasionally make changes to this statement and will notify you of those changes.

This information is provided on behalf of the Safeco family of mutual funds, their distributor, and their transfer agent.


For Shareholder Services    Mailing Address            You should rely only on
1-800-624-5711              Safeco Mutual Funds        the information
Telephone calls are         P.O. Box 219241            contained in the
tape- recorded for your     Kansas City, MO 64121-9241 prospectus or that we have
protection.                                            referred you to. We have
                            Distributor                not authorized anyone to
For 24-hour Automated       Safeco Securities, Inc.    provide you with
Performance                                            information that is
Information and                                        different. The prospectus
Transactions                                           is not an offer or a
1-800-835-4391                                         solicitation of an
                                                       offer for you to purchase
Web Site                                               shares of the Funds in
www.safecoinvestorclass.com                            any state unless the
                                                       shares are qualified for
                                                       purchase there.


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Safeco Mutual Funds
Prospectus

Advisor Classes

April 30, 2004


AS WITH ALL MUTUAL FUND SHARES, THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED THE SHARES OFFERED IN THIS PROSPECTUS OR DETERMINED WHETHER THIS PROSPECTUS IS ACCURATE OR COMPLETE. ANYONE WHO TELLS YOU OTHERWISE IS COMMITTING A CRIME.


Advisor Class A, Class B, and Class C
Safeco Large-Cap Value Fund
Safeco Core Equity Fund
Safeco Large-Cap Growth Fund
Safeco Multi-Cap Core Fund
Safeco Small-Cap Value Fund
Safeco Growth Opportunities Fund
Safeco Balanced Fund
Safeco International Stock Fund
Safeco Municipal Bond Fund
Safeco Intermediate-Term Municipal Bond Fund
Safeco California Tax-Free Income Fund
Safeco Intermediate-Term U.S. Government Fund
Safeco Intermediate-Term Bond Fund
Safeco High-Yield Bond Fund
Safeco Money Market Fund

Table of Contents


                                                                 PAGE
                                                                 ----
Stock Funds
Safeco Large-Cap Value Fund (formerly Safeco Dividend Income
  Fund).........................................................   1
Safeco Core Equity Fund (formerly Safeco Equity Fund)...........   5
Safeco Large-Cap Growth Fund (formerly Safeco U.S. Growth
  Fund).........................................................   9
Safeco Multi-Cap Core Fund (formerly Safeco Northwest Fund).....  13
Safeco Small-Cap Value Fund (formerly Safeco Small Company Value
  Fund).........................................................  18
Safeco Growth Opportunities Fund................................  23
Safeco Balanced Fund............................................  28
Safeco International Stock Fund.................................  33

Tax-Exempt Bond Funds
Safeco Municipal Bond Fund......................................  38
Safeco Intermediate-Term Municipal Bond Fund....................  43
Safeco California Tax-Free Income Fund..........................  48

Taxable Bond Funds
Safeco Intermediate-Term U.S. Government Fund (formerly Safeco
  U.S. Government Fund).........................................  53
Safeco Intermediate-Term Bond Fund (formerly Safeco Managed Bond
  Fund).........................................................  58
Safeco High-Yield Bond Fund.....................................  63

Money Market Fund
Safeco Money Market Fund........................................  68

Additional Investment Information
General Investment Risks........................................  73
Policy to Discourage Abusive Market Timing......................  74
Management......................................................  74
Proxy Voting....................................................  75
Financial Highlights............................................  77
Fund Distributions and Tax Considerations....................... 123
Qualified Retirement Plans and Accounts......................... 124

Your Account
Choosing a Share Class.......................................... 126
Valuing Your Shares............................................. 126
Calculating Sales Charges....................................... 127
Sales Charge Reductions and Waivers............................. 129
Understanding 12b-1 Fees........................................ 131
Additional Expense Information.................................. 131
Opening Your Account............................................ 131
Transacting Business............................................ 132
Purchasing, Redeeming, and Exchanging Shares.................... 132
Maintaining Your Account........................................ 135

NASDAQ Symbols.................................................. 137

For More Information............................................ 138

Safeco Large-Cap Value Fund
This Fund seeks long-term growth of capital plus current income.

Principal Investment Strategies

To achieve its objective, under normal circumstances the Fund invests at least 80% of its net assets (plus any borrowings for investment purposes) in equity and equity-related securities of companies whose total market capitalization at the time of investment is at least $4 billion.

When evaluating a stock to buy for the Fund, the advisor analyzes various valuation measures such as the ratio of a company's price-to-earnings, price-to-revenues, and price-to-cash flow compared to its historical ratios, industry comparisons, the ratio for the company's competitors, and companies with similar growth rates. The advisor generally seeks companies having:

..  good earnings;

..  good value relative to share price; or

..  attractive growth potential.

The Fund may sell a security if:

.. the company's earnings prospects or other relative-value indicators have deteriorated;

..  the stock price reaches a specific target;

.. changes in market value cause the Fund to hold a larger position in the stock than the advisor wants;

..  other securities present more attractive investment opportunities; or

..  cash is needed to meet shareholder redemptions.

Principal Risks of Investing in the Fund

Loss of money is a risk of investing in the Fund. The value of Fund shares goes up and down with the prices of the securities in which the Fund invests and may decline in value. Stocks selected on the basis of expected future earnings may not perform as expected and could underperform other investments.

At different times, large-capitalization stocks as a group could fall out of favor with the market and may underperform funds that focus on small- or medium-sized capitalization stocks.

During periods of market concern about inflation or deflation, some securities in which the Fund invests may become more volatile or decline in value. There is also an increased risk of issuer bankruptcy, especially for companies that are highly leveraged.

The Fund may be suitable for you if you want a current income component to your stock investments.

Investing in mutual fund shares is not the same as making a bank deposit. Your investment is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

SAFECO  MUTUAL  FUNDS                                            1-800-528-6501

Performance


On September 30, 1996, the Fund began offering Class A and Class B shares in addition to the Investor Class shares. The Fund began offering Class C shares on May 1, 2000. Performance of Class A, Class B, and Class C shares for periods prior to September 30, 1996, is derived from the Fund's Investor Class shares. Performance of Class C shares for the period September 30, 1996 to May 1, 2000, is derived from Class B shares.

Looking at how the Fund's annual total return has varied from year to year and how its average annual total returns over a one-, five- and ten-year period compare to an index that measures companies with lower price-to-book ratios and lower forecasted growth values, such as the Russell 1000 Value Index, gives you some idea of the Fund's risks. The Fund's returns in the bar chart and table are net of annual operating expenses which, prior to September 30, 1996, did not impose Rule 12b-1 fees (.25% for Class A shares and 1.00% for Class B and Class C shares) and would be lower if they did. The returns in the bar chart do not reflect sales charges (loads) and would be lower if they did. Returns in the "Average Annual Total Returns" table have been adjusted to reflect sales charges. All figures assume reinvestment of dividends and distributions. The Fund's past performance, before and after taxes, does not necessarily indicate how the Fund will perform in the future. Current performance may be lower or higher than the performance shown.
  Annual Total Returns (Class A)*



   [CHART]                                                 During the ten-year
                                                           period shown in the
  Year End    Percentage                                   bar chart, the
  --------    ----------                                   highest quarterly
    '94         -1.09                                      return was 14.75%
    '95         30.36                                      for the quarter
    '96         23.95                                      ended June, 30,
    '97         26.15                                      2003; and the lowest
    '98          5.38                                      quarterly return was
    '99          1.01                                      -17.62% for the
    '00         -6.59                                      quarter ended
    '01         -7.33                                      September 30, 2002.
    '02        -17.57
    '03         23.90


* Returns have not been restated to reflect Rule 12b-1 fees prior to September 30, 1996, and would be lower if they were.


Average Annual Total Returns as of December 31, 2003
                                   1 year 5 years 10 years

Safeco Large-Cap Value Fund*

Class A before tax                 16.75%  -3.39%   5.98%

Class A after tax on distributions 16.57%  -4.07%   4.11%

Class A after tax on distributions
and sale of Fund shares            11.10%  -3.20%   4.18%

Class B before tax                 17.98%  -3.36%   6.19%

Class C before tax                 22.00%  -2.92%   6.11%

Russell 1000 Value Index**         30.03%   3.57%  11.87%
* Returns have not been restated to reflect Rule 12b-1 fees prior to September 30, 1996, and would be lower if they were.
** The Russell 1000 Value Index, an unmanaged index of value stocks in the Russell 1000 Index of the 1,000 largest-capitalization U.S. stocks, is for reference only, does not mirror the Fund's investments, and reflects no deduction for fees, expenses, or taxes.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on your tax situation and may differ from those shown. After-tax returns shown are not relevant to shareholders who invest in Fund shares through tax-deferred arrangements such as 401(k) plans and Individual Retirement Accounts. After-tax returns are shown only for Class A shares and the after-tax returns for other share classes offered in the prospectus may vary.

Fees and Expenses

There are fees and expenses you may pay if you purchase, hold, or redeem shares of the Fund. Shareholder fees are charged directly to your account. The Fund's annual operating expenses are paid from the Fund's assets and therefore you pay them indirectly.



Fees and Expenses of the Fund
                                                                Class A Class B  Class C

Sales Charges and Shareholder Fees
(fees paid directly from your account)

Maximum sales charge ("load") imposed on purchases
(as a percentage of purchase price)                              5.75%*   None     None
Maximum deferred sales charge ("load") (as a percentage
of sale or purchase price whichever is less)                      None   5.00%**  1.00%***
Sales charge on reinvested dividends                              None    None     None
Redemption fee for shares held less than 30 days in the Fund/1/  2.00%    None     None
Wire redemption fee/2/                                             $20     $20      $20
Annual low balance fee/3/                                          $12     $12      $12

Annual Fund Operating Expenses
(expenses deducted from Fund assets)

Management fees                                                  0.70%   0.70%    0.70%
12b-1 fees                                                       0.25%   1.00%    1.00%
Other expenses                                                   0.76%   0.85%    0.63%
Total annual Fund operating expenses                             1.71%   2.55%    2.33%
--------------------------------------------------------------- ------- -------  -------
Less expense reimbursement/4/                                    0.36%   0.45%    0.23%
Net annual Fund operating expenses                               1.35%   2.10%    2.10%

* Purchases of $1,000,000 or more of Class A shares are not subject to a front-end sales charge, but a 1.00% deferred sales charge will apply to redemptions made in the first twelve months except with respect to participant-directed redemptions from qualified retirement plans.
** The contingent deferred sales charge on Class B shares reduces to zero after six years from purchase, and the Class B shares convert to Class A shares at that time.
*** The contingent deferred sales charge on Class C shares applies only to redemptions made in the first twelve months after purchase.

/1/ Effective July 1, 2004.
/2/ There is a higher charge for international wire redemptions, which may vary by country or dollar amount.
/3/ A low balance fee is charged once each year in December for accounts with balances under $1,000 in the Fund.
/4/ Safeco Asset Management Company (SAM), the Fund's advisor, has contractually agreed until April 30, 2009, to pay certain Fund operating expenses that exceed the rate of 0.40% per annum of the Fund's average daily net assets. This arrangement includes all Fund operating expenses except management fees, Rule 12b-1 fees, brokerage commissions, taxes, interest, and extraordinary expenses. SAM does not have the right to recapture waived fees or reimbursed expenses under this arrangement.

SAFECO  MUTUAL  FUNDS                                            1-800-528-6501

Example

The following hypothetical example shows what your expenses would be if you invested $10,000 in the Fund for the time periods indicated, assuming you reinvest all Fund distributions, earn a 5% annual return each year, and the Fund's net operating expenses remain the same. Use this example for a general comparison of the cost of investing in the Fund with the cost of investing in other mutual funds. This example is for comparison only and does not represent the Fund's actual expenses and returns, either past or future. Although your actual costs may be higher or lower, costs based on these assumptions would be:

                                 1 year 3 years 5 years 10 years*

Class A                           $705   $978   $1,272   $2,105

Class B--with redemption          $713   $958   $1,329   $2,064
      --without redemption        $213   $658   $1,129   $2,064

Class C--with redemption          $313   $658   $1,129   $2,431
      --without redemption        $213   $658   $1,129   $2,431

* Expenses for Class B shares reflect their conversion to Class A shares after six years.



The Safeco Large-Cap Value Fund is co-managed by Rex L. Bentley, CFA, Vice President of Safeco Asset Management Company and Lynette D. Sagvold, CFA, Vice President of Safeco Asset Management Company. Mr. Bentley and Ms. Sagvold have also co-managed the equity portion of the Safeco Balanced Fund since 1996.

Safeco Core Equity Fund
This Fund seeks long-term growth of capital and reasonable current income.

Principal Investment Strategies

To achieve its objective, under normal circumstances the Fund invests at least 80% of its net assets (plus any borrowings for investment purposes) in equity securities and, to a much lesser extent, invests in equity-related securities.

The Fund invests primarily in stocks of larger, established companies that:

..  are proven performers;

..  have predictable earnings growth over a three- to five-year outlook; or

..  have good value relative to earnings prospects.

To a lesser extent, the Fund buys stocks the advisor believes will benefit from a specific short-term earnings catalyst, such as a cost-cutting program or company restructure.

The Fund may sell a stock if:

.. the company's earnings prospects or relative-value indicators have deteriorated;

.. the stock becomes overvalued (prices are high relative to the three-year outlook for earnings);

..  an earnings catalyst is not successful;

..  the stock price reaches a specific target;

.. changes in market value cause the Fund to hold a larger position in the stock than the advisor wants;

..  other companies present more attractive investment opportunities; or

..  cash is needed to meet shareholder redemptions.

Principal Risks of Investing in the Fund

Loss of money is a risk of investing in the Fund. The value of Fund shares goes up and down with the prices of the securities in which the Fund invests and may decline in value. Stocks selected on the basis of expected future earnings may not perform as expected and could underperform other investments.

At different times, large-capitalization stocks as a group could fall out of favor with the market and may underperform funds that focus on small- or medium-sized capitalization stocks.

During periods of market concern about inflation or deflation, some securities in which the Fund invests may become more volatile or decline in value. There is also an increased risk of issuer bankruptcy, especially for companies that are highly leveraged.

The Fund may be suitable for you if you seek an attractive total return on your investment but are uncomfortable with a more aggressive growth fund.

Investing in mutual fund shares is not the same as making a bank deposit. Your investment is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

SAFECO  MUTUAL  FUNDS                                            1-800-528-6501

Performance

On September 30, 1996, the Fund began offering Class A and Class B shares in addition to the Investor Class shares. The Fund began offering Class C shares on May 1, 2000. Performance of Class A, Class B, and Class C shares for periods prior to September 30, 1996, is derived from the Fund's Investor Class shares. Performance of Class C shares for the period September 30, 1996 to May 1, 2000, is derived from Class B shares.

Looking at how the Fund's annual total return has varied from year to year and how its average annual total returns over a one-, five- and ten-year period compare to a broad market index, such as the S&P 500 Index, gives you some idea of the Fund's risks. The Fund's returns in the bar chart and table are net of annual operating expenses which, prior to September 30, 1996, did not impose Rule 12b-1 fees (.25% for Class A shares and 1.00% for Class B and Class C shares) and would be lower if they did. The returns in the bar chart do not reflect sales charges (loads) and would be lower if they did. Returns in the "Average Annual Total Returns" table have been adjusted to reflect sales charges. All figures assume reinvestment of dividends and distributions. The Fund's past performance, before and after taxes, does not necessarily indicate how the Fund will perform in the future. Current performance may be lower or higher than the performance shown.



  Annual Total Returns (Class A)*

  [CHART]                                                  During the ten-year
                                                           period shown in the
  Year End    Percentage                                   bar chart, the
  --------    ----------                                   highest quarterly
    '94          9.93                                      return was 18.72%
    '95         25.26                                      for the quarter
    '96         25.00                                      ended December 31,
    '97         23.56                                      1998; and the lowest
    '98         24.77                                      quarterly return was
    '99          9.13                                      -18.40% for the
    '00        -11.34                                      quarter ended
    '01        -10.06                                      September 30, 2002.
    '02        -26.59
    '03         24.41


* Returns have not been restated to reflect Rule 12b-1 fees prior to September 30, 1996, and would be lower if they were.


Average Annual Total Returns as of December 31, 2003
                                   1 year 5 years 10 years

Safeco Core Equity Fund*


Class A before tax                 17.23%  -5.61%   7.12%

Class A after tax on distributions 17.15%  -6.09%   5.51%

Class A after tax on distributions
and sale of Fund shares            11.29%  -4.83%   5.36%

Class B before tax                 18.53%  -5.54%   7.23%

Class C before tax                 22.42%  -5.17%   7.14%

S&P 500 Index**                    28.67%  -0.57%  11.06%

* Returns have not been restated to reflect Rule 12b-1 fees prior to September 30, 1996, and would be lower if they were.
** The S&P 500 Index, an unmanaged index of 500 stocks, is for reference only, does not mirror the Fund's investments, and reflects no deduction for fees, expenses, or taxes.
After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on your tax situation and may differ from those shown. After-tax returns shown are not relevant to shareholders who invest in Fund shares through tax-deferred arrangements such as 401(k) plans and Individual Retirement Accounts. After-tax returns are shown only for Class A shares and the after-tax returns for other share classes offered in the prospectus may vary.

Fees and Expenses


There are fees and expenses you may pay if you purchase, hold, or redeem shares of the Fund. Shareholder fees are charged directly to your account. The Fund's annual operating expenses are paid from the Fund's assets and therefore you pay them indirectly.





Fees and Expenses of the Fund
                                                                Class A Class B  Class C

Sales Charges and Shareholder Fees
(fees paid directly from your account)

Maximum sales charge ("load") imposed on purchases
(as a percentage of purchase price)                              5.75%*   None     None
Maximum deferred sales charge ("load") (as a percentage
of sale or purchase price whichever is less)                      None   5.00%**  1.00%***
Sales charge on reinvested dividends                              None    None     None
Redemption fee for shares held less than 30 days in the Fund/1/  2.00%    None     None
Wire redemption fee/2/                                             $20     $20      $20
Annual low balance fee/3/                                          $12     $12      $12

Annual Fund Operating Expenses
(expenses deducted from Fund assets)

Management fees                                                  0.67%   0.67%    0.67%
12b-1 fees                                                       0.25%   1.00%    1.00%
Other expenses                                                   2.48%   0.71%    0.74%
Total annual Fund operating expenses                             3.40%   2.38%    2.41%
--------------------------------------------------------------- ------- -------  -------
Less expense reimbursement/4/                                    2.08%   0.31%    0.34%
Net annual Fund operating expenses                               1.32%   2.07%    2.07%


* Purchases of $1,000,000 or more of Class A shares are not subject to a front-end sales charge, but a 1.00% deferred sales charge will apply to redemptions made in the first twelve months except with respect to participant-directed redemptions from qualified retirement plans.
** The contingent deferred sales charge on Class B shares reduces to zero after six years from purchase, and the Class B shares convert to Class A shares at that time.
*** The contingent deferred sales charge on Class C shares applies only to redemptions made in the first twelve months after purchase.

/1/ Effective July 1, 2004.
/2/ There is a higher charge for international wire redemptions, which may vary by country or dollar amount.
/3/ A low balance fee is charged once each year in December for accounts with balances under $1,000 in the Fund.
/4/ Safeco Asset Management Company (SAM), the Fund's advisor, has contractually agreed until April 30, 2009, to pay certain Fund operating expenses that exceed the rate of 0.40% per annum of the Fund's average daily net assets. This arrangement includes all Fund operating expenses except management fees, Rule 12b-1 fees, brokerage commissions, taxes, interest, and extraordinary expenses. SAM does not have the right to recapture waived fees or reimbursed expenses under this arrangement.


SAFECO  MUTUAL  FUNDS                                            1-800-528-6501

Example

The following hypothetical example shows what your expenses would be if you invested $10,000 in the Fund for the time periods indicated, assuming you reinvest all Fund distributions, earn a 5% annual return each year, and the Fund's net operating expenses remain the same. Use this example for a general comparison of the cost of investing in the Fund with the cost of investing in other mutual funds. This example is for comparison only and does not represent the Fund's actual expenses and returns, either past or future. Although your actual costs may be higher or lower, costs based on these assumptions would be:


                                 1 year 3 years 5 years 10 years*

Class A                           $702   $969   $1,257   $2,074

Class B--with redemption          $710   $949   $1,314   $2,032
      --without redemption        $210   $649   $1,114   $2,032

Class C--with redemption          $310   $649   $1,114   $2,400
      --without redemption        $210   $649   $1,114   $2,400


* Expenses for Class B shares reflect their conversion to Class A shares after six years.




The Safeco Core Equity Fund is co-managed by Richard D. Meagley, CFA, Vice President of Safeco Asset Management Company and Darcy MacLaren, CFA, Vice President of Safeco Asset Management Company. Mr. Meagley has been a manager of the Fund since 1995. Ms. MacLaren has been a manager of the Fund since 2003 and has been Director of Equity Research at Safeco Asset Management Company since 1994.

Safeco Large-Cap Growth Fund
This Fund seeks long-term growth of capital.

Principal Investment Strategies

To achieve its objective, under normal circumstances the Fund invests at least 80% of its net assets (plus any borrowings for investment purposes) in equity and equity-related securities of companies whose total market capitalization at the time of investment is within the range of market capitalizations of companies included in the Russell 1000 Growth Index.


When evaluating a stock to buy for the Fund, the sub-advisor that manages the Fund considers factors such as:


..  the strength of the company's balance sheet;

..  the quality of the management team;

..  products or services that differentiate the company from its competitors;

..  the company's commitment to research and development; and

..  ongoing new products and services.

The Fund may sell a stock if:

.. any of the above factors or other relative investment-merit indicators have deteriorated;

..  the stock's capacity for growth and capital appreciation diminishes;

..  other companies present more attractive investment opportunities; or

..  cash is needed to meet shareholder redemptions.

The Fund may keep holdings through periodic downturns if it believes the long-term growth prospects for the company are good.
Principal Risks of Investing in the Fund

Loss of money is a risk of investing in the Fund. The value of Fund shares goes up and down with the prices of the securities in which the Fund invests and may decline in value. Stocks selected on the basis of expected future growth may not perform as expected and could underperform other investments.

To the extent that the Fund invests in certain sectors such as technology and healthcare, the value of the Fund's shares may be particularly vulnerable to market and economic factors affecting companies in those sectors.

At different times, large-capitalization stocks as a group could fall out of favor with the market and may underperform funds that focus on small- or medium-sized capitalization stocks.

During periods of market concern about inflation or deflation, some securities in which the Fund invests may become more volatile or decline in value. There is also an increased risk of issuer bankruptcy, especially for companies that are highly leveraged.

Investment returns may vary, sometimes significantly, from the overall stock market. Since growth funds are generally more aggressive than other types of mutual funds, you should invest in the Fund only if you are prepared to withstand market fluctuations and variable investment returns over a period of several years.

Investing in mutual fund shares is not the same as making a bank deposit. Your investment is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

SAFECO  MUTUAL  FUNDS                                            1-800-528-6501

Performance

The Fund offers Class A, Class B, and Class C shares.


Looking at the Fund's annual total return and how its average annual total returns over a one-year period and since inception of the Fund compare to an unmanaged index of large capitalization growth stocks, such as the Russell 1000 Growth Index, an unmanaged index of growth stocks in the Russell 1000 Index gives you some idea of the Fund's risks. The Fund's returns in the bar chart and table are net of annual operating expenses, including Rule 12b-1 fees (.25% for Class A shares and 1.00% for Class B and Class C shares). The returns in the bar chart do not reflect sales charges (loads) and would be lower if they did. Returns in the "Average Annual Total Returns" table reflect sales charges. All figures assume reinvestment of dividends and distributions. The Fund's past performance, before and after taxes, does not necessarily indicate how the Fund will perform in the future. Current performance may be lower or higher than the performance shown.



  Annual Total Returns (Class A)

  [CHART]                                                  Since the Fund's
                                                           inception in 2001,
    Year End    Percentage                                 the highest
    --------    ----------                                 quarterly return was
      '94                                                  10.20% for the
      '95                                                  quarter ended June
      '96                                                  30, 2003; and the
      '97                                                  lowest quarterly
      '98                                                  return was -16.83%
      '99                                                  for the quarter
      '00                                                  ended June 30, 2002.
      '01
      '02        -27.12
      '03         19.92


Average Annual Total Returns as of December 31, 2003
                                            Life of
                                    1 year   Fund*

Safeco Large-Cap Growth Fund


Class A before tax                  13.05%   -5.94%

Class A after tax on distributions  13.05%   -5.98%

Class A after tax on distributions
and sale of Fund shares              8.48%   -5.05%

Class B before tax                  14.06%   -5.40%

Class C before tax                  18.06%   -4.06%

Russell 1000 Growth Index**         29.76%    1.09%


* Fund inception date is October 31, 2001.
** The Russell 1000 Growth Index, an unmanaged index of growth stocks in the Russell 1000 Index of the 1,000 largest-capitalization U.S. stocks, is for reference only, does not mirror the Fund's investments, and reflects no deduction for fees, expenses, or taxes.
After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on your tax situation and may differ from those shown. After-tax returns shown are not relevant to shareholders who invest in Fund shares through tax-deferred arrangements such as 401(k) plans and Individual Retirement Accounts. After-tax returns are shown only for Class A shares and the after-tax returns for other share classes offered in the prospectus may vary.

Fees and Expenses


There are fees and expenses you may pay if you purchase, hold, or redeem shares of the Fund. Shareholder fees are charged directly to your account. The Fund's annual operating expenses are paid from the Fund's assets and therefore you pay them indirectly.




Fees and Expenses of the Fund
                                                                Class A Class B  Class C

Sales Charges and Shareholder Fees
(fees paid directly from your account)

Maximum sales charge ("load") imposed on purchases
(as a percentage of purchase price)                              5.75%*   None     None
Maximum deferred sales charge ("load") (as a percentage
of sale or purchase price whichever is less)                      None   5.00%**  1.00%***
Sales charge on reinvested dividends                              None    None     None
Redemption fee for shares held less than 30 days in the Fund/1/  2.00%    None     None
Wire redemption fee/2/                                             $20     $20      $20
Annual low balance fee/3/                                          $12     $12      $12

Annual Fund Operating Expenses
(expenses deducted from Fund assets)

Management fees                                                  0.80%   0.80%    0.80%
12b-1 fees                                                       0.25%   1.00%    1.00%
Other expenses/4/                                                1.74%   1.75%    1.66%
Total annual Fund operating expenses/4/                          2.79%   3.55%    3.46%


* Purchases of $1,000,000 or more of Class A shares are not subject to a front-end sales charge, but a 1.00% deferred sales charge will apply to redemptions made in the first twelve months except with respect to participant-directed redemptions from qualified retirement plans.
** The contingent deferred sales charge on Class B shares reduces to zero after six years from purchase, and the Class B shares convert to Class A shares at that time.
*** The contingent deferred sales charge on Class C shares applies only to redemptions made in the first twelve months after purchase.


/1/ Effective July 1, 2004.
/2/ There is a higher charge for international wire redemptions, which may vary by country or dollar amount.
/3/ A low balance fee is charged once each year in December for accounts with balances under $1,000 in the Fund.
/4/ Safeco Asset Management Company (SAM), the Fund's advisor, voluntarily reimburses the Fund to the extent that its total expenses exceed the rate of 1.40% per annum of the Fund's average daily net assets for Class A shares and 2.15% per annum for Class B and Class C shares. SAM does not have the right to recapture waived fees or reimbursed expenses under this arrangement.


SAFECO  MUTUAL  FUNDS                                            1-800-528-6501

Example

The following hypothetical example shows what your expenses would be if you invested $10,000 in the Fund for the time periods indicated, assuming you reinvest all Fund distributions, earn a 5% annual return each year, and the Fund's operating expenses remain the same. Use this example for a general comparison of the cost of investing in the Fund with the cost of investing in other mutual funds. This example is for comparison only and does not represent the Fund's actual expenses and returns, either past or future. Although your actual costs may be higher or lower, costs based on these assumptions would be:

                                  1 year 3 years 5 years 10 years*


Class A/1/                         $841  $1,390  $1,964   $3,514

Class B/2/--with redemption        $858  $1,388  $2,040   $3,496
       --without redemption        $358  $1,088  $1,840   $3,496

Class C/3/--with redemption        $449  $1,062  $1,798   $3,738
       --without redemption        $349  $1,062  $1,798   $3,738


* Expenses for Class B shares reflect their conversion to Class A shares after six years.


/1/ With voluntary reimbursement, the net costs for Class A shares for one, three, five, and ten years would be $709, $993, $1,297, and $2,158, respectively.
/2/ With voluntary reimbursement, the net costs for Class B shares for one, three, five, and ten years would be $718, $973, $1,354, and $2,117 with redemption and $218, $673, $1,154, and $2,117 without redemption, respectively.
/3/ With voluntary reimbursement, the net costs for Class C shares for one, three, five, and ten years would be $318, $673, $1,154, and $2,483 with redemption and $218, $673, $1,154 and $2,483 without redemption, respectively.



Safeco Asset Management Company is the investment advisor to the Safeco Large-Cap Growth Fund. RCM Capital Management LLC ("sub-advisor"), formerly Dresdner RCM Global Investors LLC, is the investment sub-advisor to the Fund and is responsible for the day-to-day management of the Fund. Seth A. Reicher, CFA and Peter A. Goetz, CFA are primarily responsible for the day-to-day management of the Fund's portfolio. Mr. Reicher is a Managing Director of the sub-advisor, which he has been associated with since 1993. Mr. Goetz is a Director of the sub-advisor, which he has been associated with since 1999. Mr. Reicher and Mr. Goetz also manage or co-manage other accounts of the sub-advisor or its clients.

Safeco Multi-Cap Core Fund
This Fund seeks long-term growth of capital.




Principal Investment Strategies


To achieve its objective, under normal circumstances the Fund invests in a blend of growth and value-oriented stocks of companies of any size.

When evaluating a stock to buy for the Fund, the advisor looks for companies with:

..  faster earnings growth than their competitors;

..  low price-to-earnings ratios when compared to competitors;

..  a share price that represents good value; or

..  potential for long-term appreciation.

The Fund may invest in index futures as a cash management technique in order to keep fully invested.

The Fund may sell a stock if:

.. any of the above factors or other indicators of relative investment merit have deteriorated;

..  the stock price reaches a specific target;

..  the stock becomes overvalued compared to other stocks in the industry;

.. changes in market value cause the Fund to hold a larger position in the stock than the advisor wants;

..  other stocks present more attractive investment opportunities; or

..  cash is needed to meet shareholder redemptions.

Principal Risks of Investing in the Fund


Loss of money is a risk of investing in the Fund. The value of Fund shares goes up and down with the prices of the securities in which the Fund invests and may decline in value. Stocks selected on the basis of expected future earnings may not perform as expected and could underperform other investments. Stocks of small- and medium-sized companies may be more volatile and less liquid than the general market.

In a down market, higher risk securities such as small-capitalization stocks or futures could become harder to value or sell at a fair price. These situations may result in less than expected income and/or lower price per share.

During periods of market concern about inflation or deflation, some securities in which the Fund invests may become more volatile or decline in value. There is also an increased risk of issuer bankruptcy, especially for companies that are highly leveraged.

The Fund may be suitable for you if you seek long-term growth and are prepared to withstand market fluctuations and variable investment returns over a period of several years.

Investing in mutual fund shares is not the same as making a bank deposit. Your investment is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

SAFECO  MUTUAL  FUNDS                                            1-800-528-6501

Performance


On September 30, 1996, the Fund began offering Class A and Class B shares in addition to the Investor Class shares. The Fund began offering Class C shares on May 1, 2000. Performance of Class A, Class B, and Class C shares for periods prior to September 30, 1996, is derived from the Fund's Investor Class shares. Performance of Class C shares for the period September 30, 1996 to May 1, 2000, is derived from Class B shares.



Looking at how the Fund's annual total return has varied from year to year and how its average annual total returns over a one-, five- and ten-year period compare to a broad market index such as the Russell 3000 Index or the S&P 500 Index gives you some idea of the Fund's risks. In the future, the prospectus will not compare the Fund's performance to the S&P 500 Index since the Russell 3000 Index provides a more comprehensive blend of small- and mid-sized companies in addition to the large-cap companies generally found in the S&P 500 Index. The Fund's returns in the bar chart and table are net of annual operating expenses which, prior to September 30, 1996, did not impose Rule 12b-1 fees (.25% for Class A shares and 1.00% for Class B and Class C shares) and would be lower if they did. The returns in the bar chart do not reflect sales charges (loads) and would be lower if they did. Returns in the "Average Annual Total Returns" table have been adjusted to reflect sales charges. All figures assume reinvestment of dividends and distributions. The Fund's past performance, before and after taxes, does not necessarily indicate how the Fund will perform in the future. Current performance may be lower or higher than the performance shown.

  Annual Total Returns (Class A)*



  [CHART]                                                  During the ten-year
                                                           period shown in the
  Year End        Percentage                               bar chart, the
  --------        ----------                               highest quarterly
    '94             -1.55                                  return was 34.99%
    '95             20.17                                  for the quarter
    '96             14.95                                  ended December 31,
    '97             30.79                                  1999; and the lowest
    '98              2.87                                  quarterly return was
    '99             53.90                                  -21.07% for the
    '00            -16.27                                  quarter ended
    '01            -11.46                                  September 30, 2001.
    '02            -24.33
    '03             44.83



* Returns have not been restated to reflect Rule 12b-1 fees prior to September 30, 1996, and would be lower if they were.

Average Annual Total Returns as of December 31, 2003
                                   1 year 5 years 10 years

Safeco Multi-Cap Core Fund*


Class A before tax                 36.47%   3.34%   7.99%

Class A after tax on distributions 36.47%   2.92%   7.03%

Class A after tax on distributions
and sale of Fund shares            23.70%   2.72%   6.53%

Class B before tax                 38.77%   3.46%   8.20%

Class C before tax                 42.74%   3.82%   8.09%

Russell 3000 Index**               31.04%   0.36%  10.77%

S&P 500 Index**                    28.67%  -0.57%  11.06%


* Returns have not been restated to reflect Rule 12b-1 fees prior to September 30, 1996, and would be lower if they were.
** The Russell 3000 Index, an unmanaged index of the 3,000 largest U.S.
   companies based on market capitalization and the S&P 500 Index, an unmanaged index of 500 stocks, are for reference only, do not mirror the Fund's investments, and reflect no deduction for fees, expenses, or taxes.
After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on your tax situation and may differ from those shown. After-tax returns shown are not relevant to shareholders who invest in Fund shares through tax-deferred arrangements such as 401(k) plans and Individual Retirement Accounts. After-tax returns are shown only for Class A shares and the after-tax returns for other share classes offered in the prospectus may vary.

SAFECO  MUTUAL  FUNDS                                            1-800-528-6501

Fees and Expenses


There are fees and expenses you may pay if you purchase, hold, or redeem shares of the Fund. Shareholder fees are charged directly to your account. The Fund's annual operating expenses are paid from the Fund's assets and therefore you pay them indirectly.





Fees and Expenses of the Fund
                                                                Class A Class B  Class C
Sales Charges and Shareholder Fees
(fees paid directly from your account)

Maximum sales charge ("load") imposed on purchases
(as a percentage of purchase price)                              5.75%*   None     None
Maximum deferred sales charge ("load") (as a percentage
of sale or purchase price whichever is less)                      None   5.00%**  1.00%***
Sales charge on reinvested dividends                              None    None     None
Redemption fee for shares held less than 30 days in the Fund/1/  2.00%    None     None
Wire redemption fee/2/                                             $20     $20      $20
Annual low balance fee/3/                                          $12     $12      $12

Annual Fund Operating Expenses
(expenses deducted from Fund assets)

Management fees                                                  0.70%   0.70%    0.70%
12b-1 fees                                                       0.25%   1.00%    1.00%
Other expenses                                                   0.83%   0.84%    0.76%
Total annual Fund operating expenses                             1.78%   2.54%    2.46%
--------------------------------------------------------------- ------- -------  -------
Less expense reimbursement/4/                                    0.43%   0.44%    0.36%
Net annual Fund operating expenses                               1.35%   2.10%    2.10%

* Purchases of $1,000,000 or more of Class A shares are not subject to a front-end sales charge, but a 1.00% deferred sales charge will apply to redemptions made in the first twelve months except with respect to participant-directed redemptions from qualified retirement plans.
** The contingent deferred sales charge on Class B shares reduces to zero after six years from purchase, and the Class B shares convert to Class A shares at that time.
*** The contingent deferred sales charge on Class C shares applies only to redemptions made in the first twelve months after purchase.
/1/ Effective July 1, 2004.
/2/ There is a higher charge for international wire redemptions, which may vary by country or dollar amount.
/3/ A low balance fee is charged once each year in December for accounts with balances under $1,000 in the Fund.
/4/ Safeco Asset Management Company (SAM), the Fund's advisor, has contractually agreed until April 30, 2009, to pay certain Fund operating expenses that exceed the rate of 0.40% per annum of the Fund's average daily net assets. This arrangement includes all Fund operating expenses except management fees, Rule 12b-1 fees, brokerage commissions, taxes, interest, and extraordinary expenses. SAM does not have the right to recapture waived fees or reimbursed expenses under this arrangement.

Example

The following hypothetical example shows what your expenses would be if you invested $10,000 in the Fund for the time periods indicated, assuming you reinvest all Fund distributions, earn a 5% annual return each year, and the Fund's net operating expenses remain the same. Use this example for a general comparison of the cost of investing in the Fund with the cost of investing in other mutual funds. This example is for comparison only and does not represent the Fund's actual expenses and returns, either past or future. Although your actual costs may be higher or lower, costs based on these assumptions would be:

                                 1 year 3 years 5 years 10 years*


Class A                           $705   $978   $1,272   $2,105

Class B--with redemption          $713   $958   $1,329   $2,064
      --without redemption        $213   $658   $1,129   $2,064

Class C--with redemption          $313   $658   $1,129   $2,431
      --without redemption        $213   $658   $1,129   $2,431


* Expenses for Class B shares reflect their conversion to Class A shares after six years.


The Safeco Multi-Cap Core Fund is co-managed by Bill Whitlow, CFA, Vice President of Safeco Asset Management Company and Brian Clancy, CFA, Equity Analyst at Safeco Asset Management Company. Mr. Whitlow has been a manager of the Fund since 1997 and is a manager of the Safeco Growth Opportunities Fund. Mr. Clancy has been a manager of the Fund since 2003 and has been associated with Safeco Asset Management Company as an investment professional since 1996.


SAFECO  MUTUAL  FUNDS                                            1-800-528-6501

Safeco Small-Cap Value Fund
This Fund seeks long-term growth of capital through investing primarily in small-sized companies.

Principal Investment Strategies

To achieve its objective, under normal circumstances the Fund invests at least 80% of its net assets (plus any borrowings for investment purposes) in equity and equity-related securities of companies with total market capitalization at the time of investment of less than $1.5 billion.

When evaluating a stock to buy for the Fund, the advisor looks for companies having one or more of the following characteristics:

..  long-term potential for above-average or improving earnings growth;

..  involvement in new or innovative products or services; or

.. a share price that represents good relative value as determined by price-to-earnings ratio or other commonly used valuation measures.

The Fund may sell a stock if:

.. the company's earnings prospects or other relative-value indicators have deteriorated;

..  the stock price reaches a specific target;

.. changes in market value cause the Fund to hold a larger position in the stock than the advisor wants;

..  other companies present more attractive investment opportunities; or

..  cash is needed to meet shareholder redemptions.
Principal Risks of Investing in the Fund

Loss of money is a risk of investing in the Fund. The value of Fund shares goes up and down with the prices of the securities in which the Fund invests and may decline in value. Stocks selected on the basis of expected future earnings may not perform as expected and could underperform other investments.

Stocks of smaller or newly formed companies are more volatile than stocks of larger companies. Many smaller companies have limited product lines, markets, capital, and managerial resources which makes them more vulnerable to isolated business setbacks than larger companies. Lower trading volumes may reduce liquidity and make it harder to sell securities at a fair price.

During periods of market concern about inflation or deflation, some securities in which the Fund invests may become more volatile or decline in value. There is also an increased risk of issuer bankruptcy, especially for companies that are highly leveraged.

At different times value stocks may fall out of favor with investors, depending on market and other conditions, and the Fund may perform better or worse than funds that focus on growth stocks or that have a broader investment style. In addition, although value investing may provide some protection from stock market declines, even the shares of comparatively undervalued companies typically fall in price during broad market declines.

Because small company stocks can be quite volatile, you should invest in the Fund only if you can withstand wide fluctuations in share price and investment returns that may vary significantly from the overall market over a long period of time.

Investing in mutual fund shares is not the same as making a bank deposit. Your investment is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Performance

On September 30, 1996, the Fund began offering Class A and Class B shares in addition to the Investor Class shares. The Fund began offering Class C shares on October 1, 2003. Performance of Class A, Class B, and Class C shares for periods prior to September 30, 1996, is derived from the Fund's Investor Class shares. Performance of Class C shares for the period September 30, 1996 to October 1, 2003, is derived from Class B shares.



Looking at how the Fund's annual total return has varied from year to year and how its average annual total returns over a one- and five-year period and since inception of the Fund compare to an unmanaged index of small capitalization stocks with lower price-to-book ratios and lower forecasted growth values, such as the Russell 2000 Value Index, gives you some idea of the Fund's risks. The Fund's returns in the bar chart and table are net of annual operating expenses which, prior to September 30, 1996, did not impose Rule 12b-1 fees (.25% for Class A shares and 1.00% for Class B and Class C shares) and would be lower if they did. The returns in the bar chart do not reflect sales charges (loads) and would be lower if they did. Returns in the "Average Annual Total Returns" table have been adjusted to reflect sales charges. All figures assume reinvestment of dividends and distributions. The Fund's past performance, before and after taxes, does not necessarily indicate how the Fund will perform in the future. Current performance may be lower or higher than the performance shown.


  Annual Total Returns (Class A)*


  [CHART]                                                  Since the Fund's
                                                           inception in 1996,
  Year End    Percentage                                   the highest
  --------    ----------                                   quarterly return was
    '94                                                    27.15% for the
    '95                                                    quarter ended
    '96                                                    December 31, 1999;
    '97         23.21                                      and the lowest
    '98        -21.96                                      quarterly return was
    '99         13.17                                      -33.97% for the
    '00         -7.65                                      quarter ended
    '01         17.92                                      September 30, 1998.
    '02         -4.01
    '03         42.61


* Returns have not been restated to reflect Rule 12b-1 fees prior to September 30, 1996, and would be lower if they were.

SAFECO  MUTUAL  FUNDS                                            1-800-528-6501

Average Annual Total Returns as of December 31, 2003
                                                  Life of
                                   1 year 5 years  Fund*


Safeco Small-Cap Value Fund**

Class A before tax                 34.45%   9.71%   8.52%

Class A after tax on distributions 34.39%   9.63%   8.14%

Class A after tax on distributions
and sale of Fund shares            22.47%   8.41%   7.26%

Class B before tax                 36.67%   9.93%   8.69%

Class C before tax                 40.67%  10.21%   8.57%

Russell 2000 Value Index***        46.02%  12.28%  13.06%

* Fund inception date is January 31, 1996.
** Returns have not been restated to reflect Rule 12b-1 fees prior to September
   30, 1996, and would be lower if they were.
*** The Russell 2000 Value Index, an unmanaged index of value stocks in the Russell 2000 Index of small-capitalization U.S. stocks, is for reference only, does not mirror the Fund's investments, and reflects no deduction for fees, expenses, or taxes.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on your tax situation and may differ from those shown. After-tax returns shown are not relevant to shareholders who invest in Fund shares through tax-deferred arrangements such as 401(k) plans and Individual Retirement Accounts. After-tax returns are shown only for Class A shares and the after-tax returns for other share classes offered in the prospectus may vary.

Fees and Expenses


There are fees and expenses you may pay if you purchase, hold, or redeem shares of the Fund. Shareholder fees are charged directly to your account. The Fund's annual operating expenses are paid from the Fund's assets and therefore you pay them indirectly.



Fees and Expenses of the Fund
                                                                Class A Class B   Class C

Sales Charges and Shareholder Fees
(fees paid directly from your account)

Maximum sales charge ("load") imposed on purchases
(as a percentage of purchase price)                              5.75%*   None     None
Maximum deferred sales charge ("load") (as a percentage
of sale or purchase price whichever is less)                      None   5.00%**  1.00%***
Sales charge on reinvested dividends                              None    None     None
Redemption fee for shares held less than 30 days in the Fund/1/  2.00%    None     None
Wire redemption fee/2/                                             $20     $20      $20
Annual low balance fee/3/                                          $12     $12      $12

Annual Fund Operating Expenses
(expenses deducted from Fund assets)

Management fees                                                  0.75%   0.75%    0.75%/4/
12b-1 fees                                                       0.25%   1.00%    1.00%/4/
Other expenses                                                   0.82%   0.97%   37.62%/4/
Total annual Fund operating expenses                             1.82%   2.72%   39.37%/4/
--------------------------------------------------------------- ------- -------  -------
Less expense reimbursement/5/                                    0.42%   0.57%   37.22%/4/
Net annual Fund operating expenses                               1.40%   2.15%    2.15%/4/


* Purchases of $1,000,000 or more of Class A shares are not subject to a front-end sales charge, but a 1.00% deferred sales charge will apply to redemptions made in the first twelve months except with respect to participant-directed redemptions from qualified retirement plans.
** The contingent deferred sales charge on Class B shares reduces to zero after six years from purchase, and the Class B shares convert to Class A shares at that time.
*** The contingent deferred sales charge on Class C shares applies only to redemptions made in the first twelve months after purchase.
/1/ Effective July 1, 2004.
/2/ There is a higher charge for international wire redemptions, which may vary by country or dollar amount.
/3/ A low balance fee is charged once each year in December for accounts with balances under $1,000 in the Fund.
/4/ Annualized.
/5/ Safeco Asset Management Company (SAM), the Fund's advisor, has contractually agreed until April 30, 2009, to pay certain Fund operating expenses that exceed the rate of 0.40% per annum of the Fund's average daily net assets. This arrangement includes all Fund operating expenses except management fees, Rule 12b-1 fees, brokerage commissions, taxes, interest, and extraordinary expenses. SAM does not have the right to recapture waived fees or reimbursed expenses under this arrangement.

SAFECO  MUTUAL  FUNDS                                            1-800-528-6501

Example

The following hypothetical example shows what your expenses would be if you invested $10,000 in the Fund for the time periods indicated, assuming you reinvest all Fund distributions, earn a 5% annual return each year, and the Fund's net operating expenses remain the same. Use this example for a general comparison of the cost of investing in the Fund with the cost of investing in other mutual funds. This example is for comparison only and does not represent the Fund's actual expenses and returns, either past or future. Although your actual costs may be higher or lower, costs based on these assumptions would be:

                                 1 year 3 years 5 years 10 years*


Class A                           $709   $993   $1,297   $2,158

Class B--with redemption          $718   $973   $1,354   $2,117
      --without redemption        $218   $673   $1,154   $2,117

Class C--with redemption          $318   $673   $1,154   $2,483
      --without redemption        $218   $673   $1,154   $2,483


* Expenses for Class B shares reflect their conversion to Class A shares after six years.



The Safeco Small-Cap Value Fund is managed by Greg Eisen, CFA, Assistant Vice President of Safeco Asset Management Company. Mr. Eisen has managed the Fund since its inception in 1996.

Safeco Growth Opportunities Fund
This Fund seeks growth of capital.

Principal Investment Strategies

To achieve its objective, under normal circumstances the Fund invests most of its assets in common stocks of companies the advisor considers to be reasonably priced or undervalued, with above average growth potential. When evaluating a stock to buy for the Fund, the advisor considers factors such as:

..  the strength of the company's balance sheet;

..  the quality of the management team;

..  the rate at which the company's earnings are projected to grow; or

.. whether the company's stock may be trading at a discount relative to its industry peers or the overall market.

The Fund may sell a stock if:

.. any of the above factors or other relative-value indicators have deteriorated;

.. the stock becomes overvalued, for example, as a result of overly optimistic earnings forecasts;

..  the stock price reaches a specific target;

.. changes in market value cause the Fund to hold a larger position in the stock than the advisor wants;

..  other companies present more attractive investment opportunities; or

..  cash is needed to meet shareholder redemptions.

The Fund may keep holdings through periodic downturns if the advisor believes that the long-term growth prospects for the company are good.

Principal Risks of Investing in the Fund

Loss of money is a risk of investing in the Fund. The value of Fund shares goes up and down with the prices of the securities in which the Fund invests and may decline in value. Stocks selected on the basis of expected future earnings may not perform as expected and could underperform other investments. Many companies that meet the advisor's criteria for growth are small in size and may be more volatile than stocks of larger, more established companies. This means that the Fund's shares may be subject to more frequent and more significant changes in value than the stock market in general. Because the Fund may own a significant number of the outstanding shares of small companies that the advisor has strong convictions about, those shares may be more difficult for the Fund to sell at a good price in a market downturn.

During periods of market concern about inflation or deflation, some securities in which the Fund invests may become more volatile or decline in value. There is also an increased risk of issuer bankruptcy, especially for companies that are highly leveraged.

Investment returns may vary, sometimes significantly, from the overall stock market. Due to the aggressive investment strategy of this Fund, you should invest in it only if you are prepared to withstand market fluctuations and variable investment returns over a period of several years.

Investing in mutual fund shares is not the same as making a bank deposit. Your investment is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

SAFECO  MUTUAL  FUNDS                                            1-800-528-6501

Performance


On September 30, 1996, the Fund began offering Class A and Class B shares in addition to the Investor Class shares. The Fund began offering Class C shares on May 1, 2000. Performance of Class A, Class B, and Class C shares for periods prior to September 30, 1996, is derived from the Fund's Investor Class shares. Performance of Class C shares for the period September 30, 1996 to May 1, 2000, is derived from Class B shares.



Looking at how the Fund's annual total return has varied from year to year and how its average annual total returns over a one-, five- and ten-year period compare to an unmanaged index representative of small capitalization stocks, such as the Russell 2000 Index, gives you some idea of the Fund's risks. The Fund's returns in the bar chart and table are net of annual operating expenses which, prior to September 30, 1996, did not impose Rule 12b-1 fees (.25% for Class A shares and 1.00% for Class B and Class C shares) and would be lower if they did. The returns in the bar chart do not reflect sales charges (loads) and would be lower if they did. Returns in the "Average Annual Total Returns" table have been adjusted to reflect sales charges. All figures assume reinvestment of dividends and distributions. The Fund's past performance, before and after taxes, does not necessarily indicate how the Fund will perform in the future. Current performance may be lower or higher than the performance shown.


  Annual Total Returns (Class A)*


  [CHART]                                                  During the ten-year
                                                           period shown in the
  Year End    Percentage                                   bar chart, the
  --------    ----------                                   highest quarterly
    '94          -1.62                                     return was 34.38%
    '95          26.10                                     for the quarter
    '96          22.90                                     ended June 30, 2001;
    '97          49.61                                     and the lowest
    '98           4.47                                     quarterly return was
    '99           2.43                                     -26.86% for the
    '00          -4.52                                     quarter ended
    '01          21.66                                     September 30, 2002.
    '02         -37.05
    '03          43.67




* Returns have not been restated to reflect Rule 12b-1 fees prior to September 30, 1996, and would be lower if they were.

Average Annual Total Returns as of December 31, 2003
                                   1 year 5 years 10 years

Safeco Growth Opportunities Fund*

Class A before tax                 35.37%  0.28%    9.23%

Class A after tax on distributions 35.37%  0.28%    6.93%

Class A after tax on distributions
and sale of Fund shares            22.99%  0.24%    6.62%

Class B before tax                 37.64%  0.35%    9.38%

Class C before tax                 41.64%  0.75%    9.28%

Russell 2000 Index**               47.25%  7.13%    9.48%


* Returns have not been restated to reflect Rule 12b-1 fees prior to September 30, 1996, and would be lower if they were.
** The Russell 2000 Index, an unmanaged index of 2,000 small capitalization
   U.S. stocks, is for reference only, does not mirror the Fund's investments, and reflects no deduction for fees, expenses, or taxes.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on your tax situation and may differ from those shown. After-tax returns shown are not relevant to shareholders who invest in Fund shares through tax-deferred arrangements such as 401(k) plans and Individual Retirement Accounts. After-tax returns are shown only for Class A shares and the after-tax returns for other share classes offered in the prospectus may vary.



SAFECO  MUTUAL  FUNDS                                            1-800-528-6501

Fees and Expenses



There are fees and expenses you may pay if you purchase, hold, or redeem shares of the Fund. Shareholder fees are charged directly to your account. The Fund's annual operating expenses are paid from the Fund's assets and therefore you pay them indirectly.




Fees and Expenses of the Fund
                                                                Class A Class B  Class C

Sales Charges and Shareholder Fees
(fees paid directly from your account)

Maximum sales charge ("load") imposed on purchases
(as a percentage of purchase price)                              5.75%*   None     None
Maximum deferred sales charge ("load") (as a percentage
of sale or purchase price whichever is less)                      None   5.00%**  1.00%***
Sales charge on reinvested dividends                              None    None     None
Redemption fee for shares held less than 30 days in the Fund/1/  2.00%    None     None
Wire redemption fee/2/                                             $20     $20      $20
Annual low balance fee/3/                                          $12     $12      $12

Annual Fund Operating Expenses
(expenses deducted from Fund assets)

Management fees                                                  0.68%   0.68%    0.68%
12b-1 fees                                                       0.25%   1.00%    1.00%
Other expenses                                                   1.45%   0.77%    0.80%
Total annual Fund operating expenses                             2.38%   2.45%    2.48%
--------------------------------------------------------------- ------- -------  -------
Less expense reimbursement/4/                                    1.05%   0.37%    0.40%
Net annual Fund operating expenses                               1.33%   2.08%    2.08%

* Purchases of $1,000,000 or more of Class A shares are not subject to a front-end sales charge, but a 1.00% deferred sales charge will apply to redemptions made in the first twelve months except with respect to participant-directed redemptions from qualified retirement plans.
** The contingent deferred sales charge on Class B shares reduces to zero after six years from purchase, and the Class B shares convert to Class A shares at that time.
*** The contingent deferred sales charge on Class C shares applies only to redemptions made in the first twelve months after purchase.
/1/ Effective July 1, 2004.
/2/ There is a higher charge for international wire redemptions, which may vary by country or dollar amount.
/3/ A low balance fee is charged once each year in December for accounts with balances under $1,000 in the Fund.
/4/ Safeco Asset Management Company (SAM), the Fund's advisor, has contractually agreed until April 30, 2009, to pay certain Fund operating expenses that exceed the rate of 0.40% per annum of the Fund's average daily net assets. This arrangement includes all Fund operating expenses except management fees, Rule 12b-1 fees, brokerage commissions, taxes, interest, and extraordinary expenses. SAM does not have the right to recapture waived fees or reimbursed expenses under this arrangement.

Example

The following hypothetical example shows what your expenses would be if you invested $10,000 in the Fund for the time periods indicated, assuming you reinvest all Fund distributions, earn a 5% annual return each year, and the Fund's net operating expenses remain the same. Use this example for a general comparison of the cost of investing in the Fund with the cost of investing in other mutual funds. This example is for comparison only and does not represent the Fund's actual expenses and returns, either past or future. Although your actual costs may be higher or lower, costs based on these assumptions would be:

                                 1 year 3 years 5 years 10 years*


Class A                           $703   $972   $1,262   $2,084

Class B--with redemption          $711   $952   $1,319   $2,043
      --without redemption        $211   $652   $1,119   $2,043

Class C--with redemption          $311   $652   $1,119   $2,410
      --without redemption        $211   $652   $1,119   $2,410


* Expenses for Class B shares reflect their conversion to Class A shares after six years.


The Safeco Growth Opportunities Fund has been co-managed by Jeffrey Schwartz, CFA, Vice President of Safeco Asset Management Company and Bill Whitlow, CFA, Vice President of Safeco Asset Management Company, since 2003. From 2001 to 2003, Mr. Schwartz was founder of Nantucket Investment Research, LLC, in Farmington Hills, Michigan and was a private investor and conducted independent investment research. From 1992 to 2001, Mr. Schwartz was at Munder Capital Management, most recently as a Senior Portfolio Manager and Principal, co-manager of the Munder MicroCap Equity Fund and the Munder Small Company Focus Style separate accounts, and on the management team of the Munder Small Company Growth Fund. Mr. Whitlow has also been a manager of the Safeco Multi-Cap Core Fund since 1997.


SAFECO  MUTUAL  FUNDS                                            1-800-528-6501

Safeco Balanced Fund
This Fund seeks growth and income consistent with the preservation of capital.



Principal Investment Strategies

To achieve its objective, under normal circumstances the Fund invests from 50% to 70% of its assets in common stocks and at least 25% of its assets in debt securities, up to 10% of which may be below investment grade securities (also known as "junk" or "high-risk" bonds).

When evaluating a stock to buy for the Fund, the advisor looks for companies having one or more of the following characteristics:

.. undervalued stock price as measured by price-to-earnings ratios and dividend potential relative to comparable companies;

.. potential to beat the S&P 500 Index averages for risk adjusted returns over the next three- to five-year outlook; and

..  good long-term growth potential.

When evaluating a debt security to buy for the Fund, the advisor considers factors such as:

..  the issuer's creditworthiness;

..  the sensitivity of the security to changes in interest rates; and

.. the level to which that market sector is already represented in the Fund's assets.

The dollar-weighted average maturity of the debt securities in the Fund is generally between three and ten years.


The advisor may use the rating services provided by Moody's, S&P, or Fitch. Bond ratings indicate an issuer's financial strength and ability to meet its debt obligations. The advisor determines a comparable rating for unrated bonds.


The Fund may sell a security if:

.. the company's growth prospects or other relative-value indicators have deteriorated;

..  the stock price reaches a specific target;

.. changes in market value cause the Fund to hold a larger position in the stock than the advisor wants;

..  the advisor is concerned about an issuer's creditworthiness;

..  a debt security becomes fully valued;

..  there are other more attractive investment opportunities available; or

..  cash is needed to meet shareholder redemptions.

Principal Risks of Investing in the Fund

Loss of money is a risk of investing in the Fund. The value of Fund shares goes up and down with the prices of the securities in which the Fund invests and may decline in value. Debt securities (except for those issued or guaranteed by the U.S. government) may be affected by changes in the financial strength of the issuer or changes in interest rates. While falling interest rates generally increase the value of debt securities, rising interest rates can cause the value of debt securities to fall. Changes in price generally will be greater the longer the maturity of the debt security. Although debt securities in the top four rating categories are considered to be "investment grade," Moody's and others consider bonds rated "Baa" to have speculative characteristics and may have a greater risk of default. Below investment-grade debt securities generally have greater volatility, reduced liquidity, and a much higher risk of repayment default. Any bonds held by the Fund could be downgraded in credit quality or go into default.


During periods of market concern about inflation or deflation, some securities in which the Fund invests may become more volatile or decline in value. There is also an increased risk of default or issuer bankruptcy, especially for companies that are highly leveraged.


The Fund may be suitable for you if you are concerned about preservation of capital and want exposure to equity and debt securities in a single investment.

Investing in mutual fund shares is not the same as making a bank deposit. Your investment is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Performance


On September 30, 1996, the Fund began offering Class A and Class B shares in addition to the Investor Class shares. The Fund began offering Class C shares on October 1, 2003. Performance of Class A, Class B, and Class C shares for periods prior to September 30, 1996, is derived from the Fund's Investor Class shares. Performance of Class C shares for the period September 30, 1996 to October 1, 2003, is derived from Class B shares.



Looking at how the Fund's annual total return has varied from year to year and how its average annual total returns over a one- and five-year period and since inception of the Fund compare to a broad index of stock performance, such as the S&P 500 Index and to a composite index that blends the performance of companies with lower price-to-book ratios and lower forecasted growth values with performance of government and corporate debt securities, mortgage-backed securities, and asset-backed securities such as the 60% Russell 1000 Value/40% Lehman Brothers Aggregate Bond Index, gives you some idea of the Fund's risks. The Fund's returns in the bar chart and table are net of annual operating expenses which, prior to September 30, 1996, did not impose Rule 12b-1 fees (.25% for Class A shares and 1.00% for Class B and Class C shares) and would be lower if they did. The returns in the bar chart do not reflect sales charges (loads) and would be lower if they did. Returns in the "Average Annual Total Returns" table have been adjusted to reflect sales charges. All figures assume reinvestment of dividends and distributions. The Fund's past performance, before and after taxes, does not necessarily indicate how the Fund will perform in the future. Current performance may be lower or higher than the performance shown.



  Annual Total Returns (Class A)*


  [CHART]                                                  Since the Fund's
                                                           inception in 1996,
  Year End    Percentage                                   the highest
  --------    ----------                                   quarterly return was
    '94                                                    11.11% for the
    '95                                                    quarter ended June
    '96                                                    30, 2003; and the
    '97         16.29                                      lowest quarterly
    '98         12.06                                      return was -10.14%
    '99          0.75                                      for the quarter
    '00          4.71                                      ended September 30,
    '01         -0.42                                      2002.
    '02         -8.95
    '03         16.62



* Returns have not been restated to reflect Rule 12b-1 fees prior to September 30, 1996, and would be lower if they were.

SAFECO  MUTUAL  FUNDS                                            1-800-528-6501

Average Annual Total Returns as of December 31, 2003
                                                  Life of
                                   1 year 5 years  Fund*

Safeco Balanced Fund**


Class A before tax                  9.96%   1.00%  5.48%

Class A after tax on distributions  9.45%   0.03%  4.12%

Class A after tax on distributions
and sale of Fund shares             6.70%   0.27%  3.94%

Class B before tax                 10.79%   1.08%  5.66%

Class C before tax                 14.76%   1.45%  5.53%

S&P 500 Index***                   28.67%  -0.57%  9.02%

60% Russell 1000 Value/40%
Lehman Brothers Aggregate
Bond Index***                      19.66%   4.79%  9.11%

* Fund inception date is January 31, 1996.
** Returns have not been restated to reflect Rule 12b-1 fees prior to September
   30, 1996, and would be lower if they were.

*** The S&P 500 Index, an unmanaged index of 500 stocks, and the 60/40 combination of the Russell 1000 Value Index and the Lehman Brothers Aggregate Bond Index, are for reference only, do not mirror the Fund's investments, and reflect no deduction for fees, expenses, or taxes.


After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on your tax situation and may differ from those shown. After-tax returns shown are not relevant to shareholders who invest in Fund shares through tax-deferred arrangements such as 401(k) plans and Individual Retirement Accounts. After-tax returns are shown only for Class A shares and the after-tax returns for other share classes offered in the prospectus may vary.

Fees and Expenses


There are fees and expenses you may pay if you purchase, hold, or redeem shares of the Fund. Shareholder fees are charged directly to your account. The Fund's annual operating expenses are paid from the Fund's assets and therefore you pay them indirectly.




Fees and Expenses of the Fund
                                                                Class A Class B   Class C

Sales Charges and Shareholder Fees
(fees paid directly from your account)

Maximum sales charge ("load") imposed on purchases
(as a percentage of purchase price)                              5.75%*   None     None
Maximum deferred sales charge ("load") (as a percentage
of sale or purchase price whichever is less)                      None   5.00%**  1.00%***
Sales charge on reinvested dividends                              None    None     None
Redemption fee for shares held less than 30 days in the Fund/1/  2.00%    None     None
Wire redemption fee/2/                                             $20     $20      $20
Annual low balance fee/3/                                          $12     $12      $12

Annual Fund Operating Expenses
(expenses deducted from Fund assets)

Management fees                                                  0.70%   0.70%    0.70%/4/
12b-1 fees                                                       0.25%   1.00%    1.00%/4/
Other expenses                                                   0.98%   1.05%   40.39%/4/
Total annual Fund operating expenses                             1.93%   2.75%   42.09%/4/
--------------------------------------------------------------- ------- -------  -------
Less expense reimbursement/5/                                    0.58%   0.65%   39.99%/4/
Net annual Fund operating expenses                               1.35%   2.10%    2.10%/4/


* Purchases of $1,000,000 or more of Class A shares are not subject to a front-end sales charge, but a 1.00% deferred sales charge will apply to redemptions made in the first twelve months except with respect to participant-directed redemptions from qualified retirement plans.
** The contingent deferred sales charge on Class B shares reduces to zero after six years from purchase, and the Class B shares convert to Class A shares at that time.
*** The contingent deferred sales charge on Class C shares applies only to redemptions made in the first twelve months after purchase.


/1/ Effective July 1, 2004.
/2/ There is a higher charge for international wire redemptions, which may vary by country or dollar amount.
/3/ A low balance fee is charged once each year in December for accounts with balances under $1,000 in the Fund.
/4/ Annualized.
/5/ Safeco Asset Management Company (SAM), the Fund's advisor, has contractually agreed until April 30, 2009, to pay certain Fund operating expenses that exceed the rate of 0.40% per annum of the Fund's average daily net assets. This arrangement includes all Fund operating expenses except management fees, Rule 12b-1 fees, brokerage commissions, taxes, interest, and extraordinary expenses. SAM does not have the right to recapture waived fees or reimbursed expenses under this arrangement.


SAFECO  MUTUAL  FUNDS                                            1-800-528-6501

Example

The following hypothetical example shows what your expenses would be if you invested $10,000 in the Fund for the time periods indicated, assuming you reinvest all Fund distributions, earn a 5% annual return each year, and the Fund's net operating expenses remain the same. Use this example for a general comparison of the cost of investing in the Fund with the cost of investing in other mutual funds. This example is for comparison only and does not represent the Fund's actual expenses and returns, either past or future. Although your actual costs may be higher or lower, costs based on these assumptions would be:
                                 1 year 3 years 5 years 10 years*


Class A                           $705   $978   $1,272   $2,105

Class B--with redemption          $713   $958   $1,329   $2,064
      --without redemption        $213   $658   $1,129   $2,064

Class C--with redemption          $313   $658   $1,129   $2,431
      --without redemption        $213   $658   $1,129   $2,431


* Expenses for Class B shares reflect their conversion to Class A shares after six years.


The Safeco Balanced Fund is managed by several individuals. The equity portion is co-managed by Rex L. Bentley, CFA, Vice President of Safeco Asset Management Company and Lynette D. Sagvold, CFA, Vice President of Safeco Asset Management Company. Mr. Bentley and Ms. Sagvold have co-managed the Fund since 1996 and also co-manage the Safeco Large-Cap Value Fund.

The debt security portion has been managed by Greg Card, CFA, Assistant Vice President of Safeco Asset Management Company, Tim Hokari, Assistant Vice President of Safeco Asset Management Company, Lesley Fox, Assistant Vice President of Safeco Asset Management Company, and Nancy McFadden of Safeco Asset Management Company, since 2004. Mr. Card joined Safeco Asset Management Company in 2001 as a portfolio manager. From 1998 to 2001, Mr. Card was a portfolio manager at GE Financial Assurance. Mr. Hokari and Ms. Fox both joined Safeco Asset Management Company as portfolio managers in 2000. From 1994 to 1999, Mr. Hokari was with GE Financial Assurance where he was an Assistant Vice President and portfolio co-manager. From 1994 to 2000, Ms. Fox managed short-term funds for King County, Office of Finance, Treasury Department in the state of Washington. Ms. McFadden joined Safeco Asset Management Company in 2001 as a fixed income analyst. From 1995 to 2001, Ms. McFadden was an analyst with GE Financial Assurance. Mr. Card, Mr. Hokari, Ms. Fox, and Ms. McFadden also manage other Safeco Funds.

Safeco International Stock Fund
This Fund seeks maximum long-term total return (capital appreciation and income) by investing primarily in common stocks of established non-U.S. companies.

Principal Investment Strategies

To achieve its objective, under normal circumstances the Fund invests at least 80% of its net assets (plus any borrowings for investment purposes) in stocks and at least 65% of its assets in securities issued by companies domiciled in countries other than the United States.


When evaluating a stock to buy for the Fund, the sub-advisor that manages the Fund focuses on companies that are:


.. well established with a durable business model and a proven track record of delivering earnings and dividends;

..  undervalued relative to their intrinsic value and/or future growth potential;

.. undervalued when compared to their historic valuations, to competitors, or to companies with similar growth records; and

..  liquid and readily traded on established foreign exchanges.

To reduce the risks associated with fluctuations in foreign currency values, security prices, and interest rates, the Fund may invest in:

.. futures contracts, which enable the Fund to buy or sell a financial investment at a particular price on a stated future date;

.. options, which give the Fund the right to buy, in the case of a call, or the right to sell, in the case of a put, the underlying security at a particular price for a specified period of time; and

.. forward contracts, such as forward foreign currency exchange contracts, which enable the Fund to "lock in" the U.S. dollar price of a security position or anticipated dividend or interest payment.

The Fund may sell a stock if:

.. the company's earnings prospects or other fundamental value indicators have deteriorated;


..  a stock price reaches full value;


.. changes in market value cause the Fund to hold a larger position in the stock than the sub-advisor wants;

..  other companies present more attractive investment opportunities; or

..  cash is needed to meet shareholder redemptions.

Principal Risks of Investing in the Fund

Loss of money is a risk of investing in the Fund. The value of Fund shares goes up and down with the prices of the securities in which the Fund invests and may decline in value. Stocks selected on the basis of expected future earnings may not perform as expected and could underperform other investments.

Overseas investing carries potential risks beyond investment returns that are not associated with domestic investments. These risks include, but are not limited to:

.. currency exchange rate fluctuations affecting the U.S. dollar value of securities denominated in that foreign currency;

.. political and financial instability that may result in expropriation of assets;

.. less liquidity of foreign investments that may make it more difficult for the Fund to sell a security at a good price;

.. lack of uniform accounting, auditing, and financial reporting standards that may make it more difficult to obtain financial information about the security;

.. less government regulation and supervision of foreign stock exchanges, brokers and listed companies that may result in increased fraud or a failure to detect fraud;

..  increased price volatility;

..  delays in transaction settlement in some foreign markets; and

..  taxes imposed by foreign governments.


Investment in futures contracts, forward contracts, and options also carry special risks. The Fund could lose money if the sub-advisor invests in futures contracts, options, or forward contracts that represent a position opposite to the direction in which the


SAFECO  MUTUAL  FUNDS                                            1-800-528-6501
market actually moves. There is not necessarily a correlation between price movements of these types of contracts and changes in the value of their underlying securities. There may not be a liquid secondary market in which to resell futures contracts, options, and forward contracts if the sub-advisor wants to close out a position before the futures contract, option, or forward contract expires.


The Fund may be suitable for you if you want exposure to international equity markets.

Investing in mutual fund shares is not the same as making a bank deposit. Your investment is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Performance


On September 30, 1996, the Fund began offering Class A and Class B shares in addition to the Investor Class shares. The Fund began offering Class C shares on May 1, 2000. Performance of Class A, Class B, and Class C shares for periods prior to September 30, 1996, is derived from the Fund's Investor Class shares. Performance of Class C shares for the period September 30, 1996 to May 1, 2000, is derived from Class B shares.



Looking at how the Fund's annual total return has varied from year to year and how its average annual total returns over a one- and five-year period and since inception of the Fund compare to a recognized index of international stocks, such as the MSCI EAFE Index, gives you some idea of the Fund's risks. The Fund's returns in the bar chart and table are net of annual operating expenses which, prior to September 30, 1996, did not impose Rule 12b-1 fees (.25% for Class A shares and 1.00% for Class B and Class C shares) and would be lower if they did. The returns in the bar chart do not reflect sales charges (loads) and would be lower if they did. Returns in the "Average Annual Total Returns" table have been adjusted to reflect sales charges. All figures assume reinvestment of dividends and distributions. The Fund's past performance, before and after taxes, does not necessarily indicate how the Fund will perform in the future. Current performance may be lower or higher than the performance shown.


  Annual Total Returns (Class A)*


  [CHART]                                                  Since the Fund's
                                                           inception in 1996,
  Year End    Percentage                                   the highest
  --------    ----------                                   quarterly return was
    '94                                                    19.70% for the
    '95                                                    quarter ended
    '96                                                    December 31, 1999;
    '97          4.30                                      and the lowest
    '98         13.68                                      quarterly return was
    '99         28.64                                      -21.25% for the
    '00        -11.05                                      quarter ended
    '01        -24.49                                      September 30, 2002.
    '02        -19.27
    '03         27.51


* Returns have not been restated to reflect Rule 12b-1 fees prior to September 30, 1996, and would be lower if they were.

Average Annual Total Returns as of December 31, 2003
                                                  Life of
                                   1 year 5 years  Fund*

Safeco International Stock Fund**


Class A before tax                 20.18%  -3.53%  1.56%

Class A after tax on distributions 19.98%  -4.02%  1.08%

Class A after tax on distributions
and sale of Fund shares            13.39%  -3.14%  1.12%

Class B before tax                 21.41%  -3.49%  1.71%

Class C before tax                 25.38%  -3.15%  1.57%

MSCI EAFE Index***                 38.59%  -0.05%  3.29%


* Fund inception date is January 31, 1996.
** Returns have not been restated to reflect Rule 12b-1 fees prior to September
   30, 1996, and would be lower if they were.
*** The MSCI EAFE Index (Morgan Stanley Capital International Europe,
    Australasia, Far East Index), an unmanaged index comprised of 21 developed equity markets outside of North America, is for reference only, does not mirror the Fund's investments, includes reinvested dividends net of tax withholding, and reflects no deduction for fees or expenses.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on your tax situation and may differ from those shown. After-tax returns shown are not relevant to shareholders who invest in Fund shares through tax-deferred arrangements such as 401(k) plans and Individual Retirement Accounts. After-tax returns are shown only for Class A shares and the after-tax returns for other share classes offered in the prospectus may vary.

SAFECO  MUTUAL  FUNDS                                            1-800-528-6501

Fees and Expenses


There are fees and expenses you may pay if you purchase, hold, or redeem shares of the Fund. Shareholder fees are charged directly to your account. The Fund's annual operating expenses are paid from the Fund's assets and therefore you pay them indirectly.




Fees and Expenses of the Fund
                                                                Class A Class B  Class C

Sales Charges and Shareholder Fees
(fees paid directly from your account)

Maximum sales charge ("load") imposed on purchases
(as a percentage of purchase price)                              5.75%*   None     None
Maximum deferred sales charge ("load") (as a percentage
of sale or purchase price whichever is less)                      None   5.00%**  1.00%***
Sales charge on reinvested dividends                              None    None     None
Redemption fee for shares held less than 30 days in the Fund/1/  2.00%    None     None
Wire redemption fee/2/                                             $20     $20      $20
Annual low balance fee/3/                                          $12     $12      $12

Annual Fund Operating Expenses
(expenses deducted from Fund assets)

Management fees                                                  1.00%   1.00%    1.00%
12b-1 fees                                                       0.25%   1.00%    1.00%
Other expenses                                                   1.24%   2.16%    1.29%
Total annual Fund operating expenses                             2.49%   4.16%    3.29%
--------------------------------------------------------------- ------- -------  -------
Less expense reimbursement/4/                                    0.84%   1.76%    0.89%
Net annual Fund operating expenses                               1.65%   2.40%    2.40%


* Purchases of $1,000,000 or more of Class A shares are not subject to a front-end sales charge, but a 1.00% deferred sales charge will apply to redemptions made in the first twelve months except with respect to participant-directed redemptions from qualified retirement plans.
** The contingent deferred sales charge on Class B shares reduces to zero after six years from purchase, and the Class B shares convert to Class A shares at that time.
*** The contingent deferred sales charge on Class C shares applies only to redemptions made in the first twelve months after purchase.
/1/ Effective July 1, 2004.
/2/ There is a higher charge for international wire redemptions, which may vary by country or dollar amount.
/3/ A low balance fee is charged once each year in December for accounts with balances under $1,000 in the Fund.
/4/ Safeco Asset Management Company (SAM), the Fund's advisor, has contractually agreed until April 30, 2009, to pay certain Fund operating expenses that exceed the rate of 0.40% per annum of the Fund's average daily net assets. This arrangement includes all Fund operating expenses except management fees, Rule 12b-1 fees, brokerage commissions, taxes, interest, and extraordinary expenses. SAM does not have the right to recapture waived fees or reimbursed expenses under this arrangement.

Example

The following hypothetical example shows what your expenses would be if you invested $10,000 in the Fund for the time periods indicated, assuming you reinvest all Fund distributions, earn a 5% annual return each year, and the Fund's net operating expenses remain the same. Use this example for a general comparison of the cost of investing in the Fund with the cost of investing in other mutual funds. This example is for comparison only and does not represent the Fund's actual expenses and returns, either past or future. Although your actual costs may be higher or lower, costs based on these assumptions would be:
                                 1 year 3 years 5 years 10 years*


Class A                           $733  $1,065  $1,420   $2,417

Class B--with redemption          $743  $1,048  $1,480   $2,380
      --without redemption        $243    $748  $1,280   $2,380

Class C--with redemption          $343    $748  $1,280   $2,736
      --without redemption        $243    $748  $1,280   $2,736


* Expenses for Class B shares reflect their conversion to Class A shares after six years.



Safeco Asset Management Company is the investment advisor to the Safeco International Stock Fund. Bank of Ireland Asset Management (U.S.) Limited ("sub-advisor") is the investment sub-advisor to the Fund and is responsible for the day-to-day management of the Fund. The Fund is managed by a committee of portfolio managers at the sub-advisor who are jointly and primarily responsible for the day-to-day management of the Fund's portfolio.

SAFECO  MUTUAL  FUNDS                                            1-800-528-6501

Safeco Municipal Bond Fund
This Fund seeks to provide as high a level of current interest income exempt from federal income tax as is consistent with the relative stability of capital.

Principal Investment Strategies


To achieve its objective, the Fund invests primarily in municipal bonds rated investment grade or better with average maturities of 15 years or longer. The Fund invests under normal circumstances:

.. at least 80% of its assets in investment-grade municipal bonds with a maturity of more than one year and the interest on which is exempt from federal income tax; and

.. up to 20% of its assets in unrated municipal bonds, as long as the advisor determines they are of comparable quality to investment-grade securities.

The Fund will not invest in securities the interest on which is a tax preference item for purposes of the federal alternative minimum tax.


When evaluating a bond to buy, the advisor considers, among other things:

..  yield;

..  maturity;

.. structural features such as an issuer's right to buy the bond back at a stated price (a "call") or the Fund's right to require the issuer to buy the bond back at a stated price (a "put");

..  credit quality (including the underlying rating of insured bonds);

..  the project the issuer is financing;

..  the original offering price;

..  any state or local tax exemption; and

.. the amount of discount off or premium on the stated principal amount of the bond represented by the price offered.

After evaluating a bond, the advisor compares the bond to other available bonds, which may have different features. The advisor also considers the relative weighting of the Fund's holdings among states. The advisor favors long-maturity bonds in essential services that offer a significant degree of protection against issuer repurchase rights prior to maturity and good value relative to their peers.

The advisor may use the rating services provided by Moody's, S&P, or Fitch. Bond ratings indicate an issuer's financial strength and ability to meet its debt obligations.

The Fund may sell bonds when:

..  they become fully valued;

..  more attractively valued bonds become available; or

..  cash is needed to meet shareholder redemptions.

Because it often takes years for attractive relative valuations to be recognized by the municipal securities market, turnover of the Fund's portfolio can be low.

Principal Risks of Investing in the Fund

Loss of money is a risk of investing in the Fund. The Fund is subject to interest rate risk. Generally, when market interest rates rise the price of the Fund's debt securities will fall. This risk is greater for longer maturity securities and the Fund may experience greater volatility than a fund invested in bonds with a shorter average maturity.


Although securities in the top four rating categories are considered "investment grade," Moody's and others consider bonds rated "Baa" to have speculative characteristics. These lower-quality securities may be subject to greater risk of repayment default, particularly during economic downturns and periods of rising interest rates. Money to repay limited obligations and revenue bonds, which provide financing for a specific project or public facility, may be limited to the revenues generated by those projects or facilities, or to special tax revenues. There are greater risks of repayment default for these securities because repayment may depend on the credit of a private entity, and the general revenues of the public issuer will not be available for repayment.


This Fund may be suitable for you if you seek high current tax-exempt income and relative stability of principal. The Fund is not available as an investment vehicle for qualified retirement plans and other tax-favored accounts.

Investing in mutual fund shares is not the same as making a bank deposit. Your investment is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Performance


On September 30, 1996, the Fund began offering Class A and Class B shares in addition to the Investor Class shares. The Fund began offering Class C shares on October 1, 2003. Performance of Class A, Class B, and Class C shares for periods prior to September 30, 1996, is derived from the Fund's Investor Class shares. Performance of Class C shares for the period September 30, 1996 to October 1, 2003, is derived from Class B shares.



Looking at how the Fund's annual total return has varied from year to year and how its average annual total returns over a one-, five- and ten-year period compare to a widely recognized index of municipal bonds having long maturities gives you some idea of the Fund's risks. The Fund's returns in the bar chart and table are net of annual operating expenses which, prior to September 30, 1996, did not impose Rule 12b-1 fees (.25% for Class A shares and 1.00% for Class B and C shares) and would be lower if they did. The returns in the bar chart do not reflect sales charges (loads) and would be lower if they did. Returns in the "Average Annual Total Returns" table have been adjusted to reflect sales charges. All figures assume reinvestment of dividends and distributions. The Fund's past performance, before and after taxes, does not necessarily indicate how the Fund will perform in the future. Current performance may be lower or higher than the performance shown.


  Annual Total Returns (Class A)*


  [CHART]                                                  During the ten-year
                                                           period shown in the
  Year End        Percentage                               bar chart, the
  --------        ----------                               highest quarterly
    '94             -8.25                                  return was 8.82% for
    '95             21.48                                  the quarter ended
    '96              3.18                                  March 31, 1995; and
    '97             10.17                                  the lowest quarterly
    '98              5.75                                  return was -6.77%
    '99             -6.47                                  for the quarter
    '00             13.76                                  ended March 31, 1994.
    '01              4.92
    '02              9.99
    '03              5.66



* Returns have not been restated to reflect Rule 12b-1 fees prior to September 30, 1996, and would be lower if they were.

SAFECO  MUTUAL  FUNDS                                            1-800-528-6501

Average Annual Total Returns as of December 31, 2003
                                   1 year 5 years 10 years

Safeco Municipal Bond Fund*


Class A before tax                  0.91%  4.38%    5.20%

Class A after tax on distributions  0.65%  4.24%    5.07%

Class A after tax on distributions
and sale of Fund shares             2.24%  4.34%    5.09%

Class B before tax                 -0.07%  4.21%    5.23%

Class C before tax                  3.89%  4.54%    5.13%

Lehman Brothers Long Municipal
Bond Index**                        6.13%  5.95%    6.40%


* Returns have not been restated to reflect Rule 12b-1 fees prior to September 30, 1996, and would be lower if they were.
** The Lehman Brothers Long Municipal Bond Index, an unmanaged index of bonds with a minimum credit rating of BAA3, issued as part of a deal of at least $50 million, having an amount of at least $5 million and maturing in 22 or more years, is for reference only, does not mirror the Fund's investments, and reflects no deduction for fees, expenses, or taxes.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on your tax situation and may differ from those shown. After-tax returns are shown only for Class A shares and the after-tax returns for other share classes offered in the prospectus may vary.

Fees and Expenses



There are fees and expenses you may pay if you purchase, hold, or redeem shares of the Fund. Shareholder fees are charged directly to your account. The Fund's annual operating expenses are paid from the Fund's assets and therefore you pay them indirectly.




Fees and Expenses of the Fund
                                                                Class A Class B   Class C

Sales Charges and Shareholder Fees
(fees paid directly from your account)

Maximum sales charge ("load") imposed on purchases
(as a percentage of purchase price)                              4.50%*   None     None
Maximum deferred sales charge ("load") (as a percentage
of sale or purchase price whichever is less)                      None   5.00%**   1.00***
Sales charge on reinvested dividends                              None    None     None
Redemption fee for shares held less than 30 days in the Fund/1/  2.00%    None     None
Wire redemption fee/2/                                             $20     $20      $20
Annual low balance fee/3/                                          $12     $12      $12

Annual Fund Operating Expenses
(expenses deducted from Fund assets)

Management fees                                                  0.47%   0.47%    0.47%/4/
12b-1 fees                                                       0.25%   1.00%    1.00%/4/
Other expenses                                                   0.15%   0.19%   41.66%/4/
Total annual Fund operating expenses                             0.87%   1.66%   43.13%/4/
--------------------------------------------------------------- ------- -------  -------
Less expense reimbursement/5/                                     None    None   41.26%/4/
Net annual Fund operating expenses                               0.87%   1.66%    1.87%/4/

* Purchases of $1,000,000 or more of Class A shares are not subject to a front-end sales charge, but a 1.00% deferred sales charge will apply to redemptions made in the first twelve months.
** The contingent deferred sales charge on Class B shares reduces to zero after six years from purchase, and the Class B shares convert to Class A shares at that time.
*** The contingent deferred sales charge on Class C shares applies only to redemptions made in the first twelve months after purchase.
/1/ Effective July 1, 2004.
/2/ There is a higher charge for international wire redemptions, which may vary by country or dollar amount.
/3/ A low balance fee is charged once each year in December for accounts with balances under $1,000 in the Fund.
/4/ Annualized.
/5/ Safeco Asset Management Company (SAM), the Fund's advisor, has contractually agreed until April 30, 2009, to pay certain Fund operating expenses that exceed the rate of 0.40% per annum of the Fund's average daily net assets. This arrangement includes all Fund operating expenses except management fees, Rule 12b-1 fees, brokerage commissions, taxes, interest, and extraordinary expenses. SAM does not have the right to recapture waived fees or reimbursed expenses under this arrangement.

SAFECO  MUTUAL  FUNDS                                            1-800-528-6501

Example

The following hypothetical example shows what your expenses would be if you invested $10,000 in the Fund for the time periods indicated, assuming you reinvest all Fund distributions, earn a 5% annual return each year, and the Fund's net operating expenses remain the same. Use this example for a general comparison of the cost of investing in the Fund with the cost of investing in other mutual funds. This example is for comparison only and does not represent the Fund's actual expenses and returns, either past or future. Although your actual costs may be higher or lower, costs based on these assumptions would be:

                                 1 year 3 years 5 years 10 years*


Class A                           $535   $715     $911   $1,474

Class B--with redemption          $669   $823   $1,102   $1,561
      --without redemption        $169   $523     $902   $1,561

Class C--with redemption          $290   $588   $1,011   $2,190
      --without redemption        $190   $588   $1,011   $2,190


* Expenses for Class B shares reflect their conversion to Class A shares after six years.




The Safeco Municipal Bond Fund is co-managed by Stephen C. Bauer, President and Director of Safeco Asset Management Company and Mary Metastasio, Vice President of Safeco Asset Management Company. Mr. Bauer has been a manager of the Fund since 1981 and is a manager of other Safeco Funds. Ms. Metastasio has been a manager of the Fund since 2003, has been associated with Safeco Asset Management Company since 1985, and is a manager of other Safeco Funds.

Safeco Intermediate-Term Municipal Bond Fund
This Fund seeks to provide as high a level of current interest income exempt from federal income tax as is consistent with prudent investment risk.


Principal Investment Strategies


The Fund is designed to provide much of the yield potential of a long-term bond fund but with less fluctuation in share price. To achieve its objective, the Fund invests primarily in municipal bonds rated investment grade or better. The Fund's portfolio maintains an average dollar-weighted maturity of between three and ten years although individual securities held by the Fund may have maturities outside that range.


The Fund invests under normal circumstances:


.. at least 80% of its assets in investment-grade municipal bonds with maturities of more than one year and the interest on which is exempt from federal income tax; and

.. up to 20% of its assets in unrated municipal bonds, as long as the advisor determines they are of comparable quality to investment-grade securities.



The Fund will not invest in securities the interest on which is a tax preference item for purposes of the federal alternative minimum tax.


When evaluating a bond to buy, the advisor considers among other things:

..  yield;

..  maturity;

.. structural features such as an issuer's right to buy the bond back at a stated price (a "call") or the Fund's right to require the issuer to buy the bond back at a stated price (a "put");

..  credit quality (including the underlying rating of insured bonds);

..  the purpose the issuer is financing;

..  the original offering price;

..  any state or local tax exemption; and

.. the amount of discount off or premium on the stated principal amount of the bond represented by the price offered.


After evaluating a bond, the advisor compares the bond to other available bonds, which may have different features, and will buy the bond if it appears to offer the best relative value. The advisor may use rating services provided by Moody's, S&P, or Fitch. Bond ratings indicate an issuer's financial strength and ability to meet its debt obligations.


The Fund may sell bonds when:

..  they become fully valued;

..  more attractively valued bonds become available; or

..  cash is needed to meet shareholder redemptions.

Principal Risks of Investing in the Fund

Loss of money is a risk of investing in the Fund. The Fund is subject to interest rate risk. Generally, when market interest rates rise the price of the Fund's debt securities will fall. This risk is greater the longer the maturity of the debt security.

Although securities in the top four rating categories are considered "investment grade," Moody's and others consider bonds rated "Baa" to have speculative characteristics. These lower-quality securities may be subject to greater risk of repayment default, particularly during economic downturns and periods of rising interest rates. Money to repay limited obligations and revenue bonds, which provide financing for a specific project or public facility, may be limited to the revenues generated by those projects or facilities, or to special tax revenues. There are greater risks of repayment default for these securities because repayment may depend on the credit of a private entity, and the general revenues of the public issuer will not be available for repayment.

This conservative Fund is suitable for investors seeking federally tax-exempt income with relative price stability. The Fund is not available as an investment vehicle for qualified retirement plans and other tax-favored accounts.

Investing in mutual fund shares is not the same as making a bank deposit. Your investment is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

SAFECO  MUTUAL  FUNDS                                            1-800-528-6501

Performance


On March 7, 2003, the Fund began offering Class A, Class B, and Class C shares in addition to the Investor Class shares. Performance of Class A, Class B, and Class C shares for periods prior to March 7, 2003, is derived from the Fund's Investor Class shares.



Looking at how the Fund's annual total return has varied from year to year and how its average annual total returns over a one-, five- and ten-year period compare to a widely recognized index of municipal bonds, such as the Lehman Brothers 7-Year Municipal Bond Index, gives you some idea of the Fund's risks. The Fund's returns in the bar chart and table are net of annual operating expenses which, prior to March 7, 2003, did not impose Rule 12b-1 fees (.25% for Class A shares and 1.00% for Class B and Class C shares) and would be lower if they did. The returns in the bar chart do not reflect sales charges (loads) and would be lower if they did. Returns in the "Average Annual Total Returns" table have been adjusted to reflect sales charges. All figures assume reinvestment of dividends and distributions. The Fund's past performance, before and after taxes, does not necessarily indicate how the Fund will perform in the future. Current performance may be lower or higher than the performance shown.



  Annual Total Returns (Class A)*

  [CHART]                                                  During the ten-year
                                                           period shown in the
  Year End    Percentage                                   bar chart, the
  --------    ----------                                   highest quarterly
    '94         -5.62                                      return was 6.25% for
    '95         15.22                                      the quarter ended
    '96          3.75                                      March 31, 1995; and
    '97          7.50                                      the lowest quarterly
    '98          5.33                                      return was -4.47%
    '99         -0.84                                      for the quarter
    '00          7.44                                      ended March 31, 1994.
    '01          4.53
    '02          8.89
    '03          4.58

* Returns have not been restated to reflect Rule 12b-1 fees prior to March 7, 2003 and would be lower if they were.

Average Annual Total Returns as of December 31, 2003
                                   1 year 5 years 10 years

Safeco Intermediate-Term
Municipal Bond Fund*


Class A before tax                  0.94%  4.12%    4.57%

Class A after tax on distributions  0.85%  4.01%    4.51%

Class A after tax on distributions
and sale of Fund shares             1.95%  4.05%    4.49%

Class B before tax                 -0.11%  4.56%    4.87%

Class C before tax                  2.89%  4.73%    4.87%

Lehman Brothers 7-Year
Municipal Bond Index**              5.45%  5.92%    5.86%



* Returns for periods prior to March 7, 2003 have not been restated to reflect Rule 12b-1 fees and would be lower if they were.
** The Lehman Brothers 7-Year Municipal Bond Index, an unmanaged index of bonds rated BAA3 or above, issued as part of a deal of at least $50 million, having an amount of at least $5 million and maturing in 6 or more years, is for reference only, does not mirror the Fund's investments, and reflects no deduction for fees, expenses, or taxes.


After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on your tax situation and may differ from those shown. After-tax returns are shown only for adjusted Class A shares and the after-tax returns for the other share classes offered in this prospectus may vary.

SAFECO  MUTUAL  FUNDS                                            1-800-528-6501

Fees and Expenses

There are fees and expenses you may pay if you purchase, hold, or redeem shares of the Fund. Shareholder fees are charged directly to your account. The Fund's annual operating expenses are paid from the Fund's assets and therefore you pay them indirectly.


Fees and Expenses of the Fund
                                                        Class A Class B   Class C
Sales Charges and Shareholder Fees
(fees paid directly from your account)

Maximum sales charge ("load") imposed on purchases
(as a percentage of purchase price)                      3.50%*   None     None
Maximum deferred sales charge ("load") (as a percentage
of sale or purchase price whichever is less)              None   4.00%**  1.00%***
Sales charge on reinvested dividends                      None    None     None
Redemption fee for shares held less than in the Fund/1/  2.00%    None     None
Wire redemption fee/2/                                     $20     $20      $20
Annual low balance fee/3/                                  $12     $12      $12

Annual Fund Operating Expenses
(expenses deducted from Fund assets)

Management fees                                          0.50%   0.50%    0.50%/4/
12b-1 fees                                               0.25%   1.00%    1.00%/4/
Other expenses                                           6.95%  14.93%   19.32%/4/
Total annual Fund operating expenses                     7.70%  16.43%   20.82%/4/
------------------------------------------------------- ------- -------  -------
Less expense reimbursement/5/                            6.55%  14.53%   18.92%/4/
Net annual Fund operating expenses                       1.15%   1.90%    1.90%/4/


* Purchases of $1,000,000 or more of Class A shares are not subject to a front-end sales charge, but a 1.00% deferred sales charge will apply to redemptions made in the first twelve months.
** The contingent deferred sales charge on Class B shares reduces to zero after five years from purchase, and the Class B shares convert to Class A shares at that time.
*** The contingent deferred sales charge on Class C shares applies only to redemptions made in the first twelve months after purchase.


/1/ Effective July 1, 2004.
/2/ There is a higher charge for international wire redemptions, which may vary by country or dollar amount.
/3/ A low balance fee is charged once each year in December for accounts with balances under $1,000 in the Fund.
/4/ Annualized.
/5/ Safeco Asset Management Company (SAM), the Fund's advisor, has contractually agreed until April 30, 2009, to pay certain Fund operating expenses that exceed the rate of 0.40% per annum of the Fund's average daily net assets. This arrangement includes all Fund operating expenses except management fees, Rule 12b-1 fees, brokerage commissions, taxes, interest, and extraordinary expenses. In 2003, SAM began voluntarily reimbursing the Fund to the extent that its total expenses exceed the rate of 0.85% per annum of the Fund's average daily net assets for Class A shares and 1.60% per annum for Class B and Class C shares. The above "Fees and Expenses of the Fund" table reflects "contractual" expense reimbursements, if any, but does not reflect "voluntary" expense reimbursements. SAM does not have the right to recapture waived fees or reimbursed expenses under either of these arrangements.

Example


The following hypothetical example shows what your expenses would be if you invested $10,000 in the Fund for the time periods indicated, assuming you reinvest all Fund distributions, earn a 5% annual return each year, and the Fund's net operating expenses remain the same. Use this example for a general comparison of the cost of investing in the Fund with the cost of investing in other mutual funds. This example is for comparison only and does not represent the Fund's actual expenses and returns, either past or future. Although your actual costs may be higher or lower, costs based on these assumptions would be:
                                  1 year 3 years 5 years 10 years*

Class A/1/                         $463   $703     $961   $1,699

Class B/2/--with redemption        $593   $797   $1,126   $1,764
       --without redemption        $193   $597   $1,026   $1,764

Class C/3/--with redemption        $293   $597   $1,026   $2,222
       --without redemption        $193   $597   $1,026   $2,222


* Expenses for Class B shares reflect their conversion to Class A shares after five years.

/1/ With voluntary reimbursement, the net costs for Class A shares for one, three, five, and ten years would be $434, $612, $805, and $1,362, respectively.
/2/ With voluntary reimbursement, the net costs for Class B shares for one, three, five, and ten years would be $563, $705, $971, and $1,428 with redemption and $163, $505, $871, and $1,428 without redemption, respectively.
/3/ With voluntary reimbursement, the net costs for Class C shares for one, three, five, and ten years would be $263, $505, $871, and $1,900 with redemption and $163, $505, $871, and $1,900 without redemption, respectively.





The Safeco Intermediate-Term Municipal Bond Fund is co-managed by Mary Metastasio, Vice President of Safeco Asset Management Company and Stephen C. Bauer, President and Director of Safeco Asset Management Company. Ms. Metastasio has been a manager of the Fund since 1996 and is a manager of other Safeco Funds. Mr. Bauer has been a manager of the Fund since 2003, has been associated with Safeco Asset Management Company since 1971, and is a manager of other Safeco Funds.



SAFECO  MUTUAL  FUNDS                                            1-800-528-6501

Safeco California Tax-Free Income Fund
This Fund seeks to provide as high a level of current interest income exempt from federal income tax and California state personal income tax as is consistent with the relative stability of capital.

This Fund is available to California, Oregon, Nevada and Arizona residents.


Principal Investment Strategies


To achieve its objective, the Fund invests primarily in investment-grade municipal bonds issued by the state of California or its political subdivisions and having average maturities of 15 years or longer. The Fund invests under normal circumstances:



.. at least 80% of its assets in securities the interest on which is exempt from federal income tax and California personal income tax;


.. at least 65% of its assets in investment-grade municipal bonds with a maturity of more than one year; and

.. up to 20% of its assets in unrated municipal bonds, as long as the advisor determines they are of comparable quality to investment-grade securities.


The Fund may invest in tax-exempt securities of issuers located outside the state of California. The Fund will not invest in securities the interest on which is a tax preference item for purposes of the federal alternative minimum tax.


When evaluating a bond to buy, the advisor considers among other things:

..  yield;

..  maturity;

.. structural features such as an issuer's right to buy the bond back at a stated price (a "call") or the Fund's right to require the issuer to buy the bond back at a stated price (a "put");

..  credit quality (including the underlying rating of insured bonds);

..  the project the issuer is financing;

..  the original offering price;

..  any state or local tax exemption;

.. the amount of discount off or premium on the stated principal amount of the bond represented by the price offered; and

.. whether the bond appears to offer the best overall value when compared to other available bonds.

The advisor favors long-maturity bonds in essential services that offer a significant degree of protection against issuer repurchase rights prior to maturity and good value relative to their peers. The advisor may use the rating services provided by Moody's, S&P, or Fitch. Bond ratings indicate an issuer's financial strength and ability to meet its debt obligations.

The Fund may sell bonds when:

..  they become fully valued;

..  more attractively valued bonds become available; or

..  cash is needed to meet shareholder redemptions.

Because it often takes years for attractive relative valuations to be recognized by the municipal securities market, turnover of the Fund's portfolio can be low.

Principal Risks of Investing in the Fund

Loss of money is a risk of investing in the Fund. The Fund is subject to interest rate risk. Generally, when market interest rates rise the price of the Fund's debt securities will fall. This risk is greater for longer maturity securities and the Fund may experience greater volatility than a fund invested in bonds with shorter average maturities.

Although securities in the top four rating categories are considered "investment grade," Moody's and others consider bonds rated "Baa" to have speculative characteristics. These lower-quality securities may be subject to greater risk of repayment default, particularly during economic downturns and periods of rising interest rates. Money to repay limited obligations and revenue bonds, which provide financing for a specific project or public facility, may be limited to the revenues generated by those projects or facilities, or to special tax revenues. There are greater risks of repayment default for these securities because repayment may depend on the credit of a private entity, and the general revenues of the public issuer will not be available for repayment.


Because the Fund concentrates its investments in a single state, there may be more fluctuation in the value of its securities than is the case for mutual funds whose portfolios are more geographically diverse.

This Fund may be suitable for you if you are a long-term investor and wish to earn income that is free from federal income tax and free from California state personal income tax. The Fund is not available as an investment vehicle for qualified retirement plans and other tax-favored accounts.

Investing in mutual fund shares is not the same as making a bank deposit. Your investment is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Performance


On September 30, 1996, the Fund began offering Class A and Class B shares in addition to the Investor Class shares. The Fund began offering Class C shares on October 1, 2003. Performance of Class A, Class B, and Class C shares for periods prior to September 30, 1996, is derived from the Fund's Investor Class shares. Performance of Class C shares for the period September 30, 1996 to October 1, 2003, is derived from Class B shares.



Looking at how the Fund's annual total return has varied from year to year and how its average annual total returns over a one-, five- and ten-year period compare to a widely recognized index of municipal bonds having long maturities, such as the Lehman Brothers Long Municipal Bond Index, gives you some idea of the Fund's risks. The Fund's returns in the bar chart and table are net of annual operating expenses which, prior to September 30, 1996, did not impose Rule 12b-1 fees (.25% for Class A shares and 1.00% for Class B and Class C shares) and would be lower if they did. The returns in the bar chart do not reflect sales charges (loads) and would be lower if they did. Returns in the "Average Annual Total Returns" table have been adjusted to reflect sales charges. All figures assume reinvestment of dividends and distributions. The Fund's past performance, before and after taxes, does not necessarily indicate how the Fund will perform in the future. Current performance may be lower or higher than the performance shown.


  Annual Total Returns (Class A)*


  [CHART]                                                  During the ten-year
                                                           period shown in the
  Year End        Percentage                               bar chart, the
  --------        ----------                               highest quarterly
    '94             -9.20                                  return was 10.59%
    '95             26.14                                  for the quarter
    '96              2.56                                  ended March 31,
    '97             11.29                                  1995; and the lowest
    '98              5.73                                  quarterly return was
    '99             -9.41                                  -6.16% for the
    '00             18.41                                  quarter ended March
    '01              3.82                                  31, 1994.
    '02              8.31
    '03              4.79




* Returns have not been restated to reflect Rule 12b-1 fees prior to September 30, 1996, and would be lower if they were.

SAFECO  MUTUAL  FUNDS                                            1-800-528-6501

Average Annual Total Returns as of December 31, 2003
                                   1 year 5 years 10 years


Safeco California Tax-Free Income Fund*

Class A before tax                  0.05%  3.84%    5.25%

Class A after tax on distributions -0.01%  3.74%    5.07%

Class A after tax on distributions
and sale of Fund shares             1.51%  3.85%    5.07%

Class B before tax                 -1.04%  3.68%    5.26%

Class C before tax                  2.97%  4.02%    5.16%

Lehman Brothers Long Municipal
Bond Index**                        6.13%  5.95%    6.40%


* Returns have not been restated to reflect Rule 12b-1 fees prior to September 30, 1996, and would be lower if they were.
** The Lehman Brothers Long Municipal Bond Index, an unmanaged index of bonds with a minimum credit rating of BAA3, issued as part of a deal of at least $50 million, having an amount of at least $5 million and maturing in 22 or more years, is for reference only, is not limited to California issuers, does not mirror the Fund's investments, and reflects no deduction for fees, expenses, or taxes.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on your tax situation and may differ from those shown. After-tax returns are shown only for Class A shares and the after-tax returns for other share classes offered in the prospectus may vary.

Fees and Expenses

There are fees and expenses you may pay if you purchase, hold, or redeem shares of the Fund. Shareholder fees are charged directly to your account. The Fund's annual operating expenses are paid from the Fund's assets and therefore you pay them indirectly.


Fees and Expenses of the Fund
                                                                Class A Class B  Class C

Sales Charges and Shareholder Fees
(fees paid directly from your account)

Maximum sales charge ("load") imposed on purchases
(as a percentage of purchase price)                              4.50%*   None     None
Maximum deferred sales charge ("load") (as a percentage
of sale or purchase price whichever is less)                      None   5.00%**   1.00***
Sales charge on reinvested dividends                              None    None     None
Redemption fee for shares held less than 30 days in the Fund/1/  2.00%    None     None
Wire redemption fee/2/                                             $20     $20      $20
Annual low balance fee/3/                                          $12     $12      $12

Annual Fund Operating Expenses
(expenses deducted from Fund assets)

Management fees                                                  0.50%   0.50%    0.50%/4/
12b-1 fees                                                       0.25%   1.00%    1.00%/4/
Other expenses                                                   0.31%   0.26%    2.59%/4/
Total annual Fund operating expenses                             1.06%   1.76%    4.09%/4/
--------------------------------------------------------------- ------- -------  -------
Less expense reimbursement/5/                                     None    None    2.19%/4/
Net annual Fund operating expenses                               1.06%   1.76%    1.90%/4/


* Purchases of $1,000,000 or more of Class A shares are not subject to a front-end sales charge, but a 1.00% deferred sales charge will apply to redemptions made in the first twelve months.
** The contingent deferred sales charge on Class B shares reduces to zero after six years from purchase, and the Class B shares convert to Class A shares at that time.
*** The contingent deferred sales charge on Class C shares applies only to redemptions made in the first twelve months after purchase.
/1/ Effective July 1, 2004.
/2/ There is a higher charge for international wire redemptions, which may vary by country or dollar amount.
/3/ A low balance fee is charged once each year in December for accounts with balances under $1,000 in the Fund.
/4/ Annualized.
/5/ Safeco Asset Management Company (SAM), the Fund's advisor, has contractually agreed until April 30, 2009, to pay certain Fund operating expenses that exceed the rate of 0.40% per annum of the Fund's average daily net assets. This arrangement includes all Fund operating expenses except management fees, Rule 12b-1 fees, brokerage commissions, taxes, interest, and extraordinary expenses. In 2003, SAM began voluntarily reimbursing the Fund to the extent that its total expenses exceed the rate of 0.86% per annum of the Fund's average daily net assets for Class A shares and 1.61% per annum for Class B and Class C shares. The above "Fees and Expenses of the Fund" table reflects "contractual" expense reimbursements, if any, but does not reflect "voluntary" expense reimbursements. SAM does not have the right to recapture waived fees or reimbursed expenses under either of these arrangements.

SAFECO  MUTUAL  FUNDS                                            1-800-528-6501

Example


The following hypothetical example shows what your expenses would be if you invested $10,000 in the Fund for the time periods indicated, assuming you reinvest all Fund distributions, earn a 5% annual return each year, and the Fund's net operating expenses remain the same. Use this example for a general comparison of the cost of investing in the Fund with the cost of investing in other mutual funds. This example is for comparison only and does not represent the Fund's actual expenses and returns, either past or future. Although your actual costs may be higher or lower, costs based on these assumptions would be:



                                  1 year 3 years 5 years 10 years*

Class A/1/                         $553   $772   $1,008   $1,686

Class B/2/--with redemption        $679   $854   $1,154   $1,719
       --without redemption        $179   $554     $954   $1,719

Class C/3/--with redemption        $293   $597   $1,026   $2,222
       --without redemption        $193   $597   $1,026   $2,222


* Expenses for Class B shares reflect their conversion to Class A shares after six years.

/1/ With voluntary reimbursement, the net costs for Class A shares for one, three, five, and ten years would be $534, $712, $905, and $1,463, respectively.
/2/ With voluntary reimbursement, the net costs for Class B shares for one, three, five, and ten years would be $664, $808, $1,076, and $1,526 with redemption and $164, $508, $876, and $1,526 without redemption, respectively.
/3/ With voluntary reimbursement, the net costs for Class C shares for one, three, five, and ten years would be $264, $508, $876, and $1,911 with redemption and $164, $508, $876, and $1,911 without redemption, respectively.




The Safeco California Tax-Free Income Fund is co-managed by Stephen C. Bauer, President and Director of Safeco Asset Management Company and Mary Metastasio, Vice President of Safeco Asset Management Company. Mr. Bauer has been a manager of the Fund since 1983 and is a manager of other Safeco Funds. Ms. Metastasio has been a manager of the Fund since 2003, has been associated with Safeco Asset Management Company since 1985, and is a manager of other Safeco Funds.

Safeco Intermediate-Term U.S. Government Fund
This Fund seeks as high a level of current income as is consistent with the preservation of capital by investing in securities issued or guaranteed by the U.S. government or its agencies and instrumentalities.

Principal Investment Strategies

To achieve its objective, under normal circumstances the Fund invests at least 80% of its net assets (plus any borrowings for investment purposes) in securities issued or guaranteed by the U.S. government or its agencies and instrumentalities. The dollar-weighted average maturity of the Fund will generally range between three and ten years although the maturity of individual securities may be out of that range.


While U.S. government security default rates may be lower in comparison to securities of most private issuers, there is still a risk of loss. Securities supported by the full faith and credit of the United States are identified in italics below. Other U.S. government securities are supported only by the credit of the issuing agency, instrumentality, or corporation and carry comparatively more risk.


U.S. government securities in which the Fund invests include, but are not limited to:


.. Mortgage-related securities backed by pools of mortgages, including modified pass-through certificates and collateralized mortgage obligations (CMOs), issued by the Government National Mortgage Association (GNMA), the Federal Home Loan Corporation (FHLMC), and the Federal National Mortgage Association
   (FNMA);

.. U.S. Treasury bills, notes, bonds, and interest or principal components of Separate Trading of Registered Interest and Principal of Securities (STRIPS). The Federal Reserve Bank creates STRIPS by separating the interest and principal components of an outstanding U.S. Treasury bond and selling them as individual securities;

..  Other U.S. government securities guaranteed by the full faith of the U.S.
   government but not direct obligations of the U.S. Treasury;


.. Government-sponsored agency securities (discount notes, notes, bonds, and STRIPS) including FHLMC, FNMA, Federal Home Loan Bank (FHLB), or the Federal Farm Credit Bank (FFCB), Federal Agricultural Mortgage Corp (FRMMT), or Student Loan Marketing Association (SLMA); and

..  Securities issued by the Tennessee Valley Authority (TVA).

The Fund may also invest in mortgage obligations issued by private issuers that are collateralized by obligations issued by the U.S. government or one of its agencies.

The decision to buy or sell securities in the Fund generally falls into one or more of the following categories:

..  to move in or out of various sectors based upon their relative values;

.. to reduce the Fund's investment in sectors viewed as overvalued, while increasing the Fund's investment in undervalued sectors;

..  to realign the overall maturity or duration of the Fund's portfolio; or

..  to raise cash to meet shareholder redemptions.

With each buy/sell decision, the advisor also considers the effect the transaction may have on the performance of the Fund's portfolio as a whole.

Principal Risks of Investing in the Fund

Loss of money is a risk of investing in the Fund. The Fund is subject to interest rate risk and prepayment risk (shortening and/or extension risk). Generally, when market interest rates rise the price of the Fund's debt securities will fall. This risk is greater for longer maturity securities. Prepayment (shortening) risk exists when interest rates fall. Homeowners may refinance their loans resulting in mortgage-backed securities being paid off sooner than anticipated. Reinvesting the returned principal in a lower interest-rate market would reduce the Fund's income. Mortgage-backed securities are also subject to extension risk if rates increase and prepayments slow.


Mortgage related securities issued by FHLMC and FNMA, government-sponsored agency securities including FHLMC, FNMA, FHLB, FFCB, FRMMT,


SAFECO  MUTUAL  FUNDS                                            1-800-528-6501
and SLMA, and securities issued by TVA are supported only by the credit of the issuer. Although these securities may have high credit ratings, they are not backed by the full faith and credit of the United States.


Risks associated with mortgage-backed securities, such as interest rate risk and prepayment risk may be amplified if the investment is in a CMO. CMOs that pay interest at floating rates or are subject to interest rate adjustments may be more volatile than fixed-rate obligations.

The prices of STRIPS can be more volatile than other U.S. Treasury securities when market interest rates change.

This Fund offers a combination of relative price stability and yield. It may be suitable for you if you want to earn more income than you can earn with U.S. Treasury securities, yet still wish to own a portfolio of securities with the backing of the U.S. government.

Investing in mutual fund shares is not the same as making a bank deposit. Your investment is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Performance


On May 1, 2000, the Fund began offering Class A and Class B shares in addition to the Investor Class shares. The Fund began offering Class C shares on October 1, 2003. Performance of Class A, Class B, and Class C shares for periods prior to May 1, 2000, is derived from the Fund's Investor Class shares. Performance of Class C shares for the period May 1, 2000 to October 31, 2003, is derived from Class B shares.



Looking at how the Fund's annual total return has varied from year to year and how its average annual total returns over a one-, five- and ten-year period compare to a widely recognized index of U.S. government securities, such as the Lehman Brothers Intermediate Government Index or the Merrill Lynch U.S. Treasury/Agency Master Index, gives you some idea of the Fund's risks. In the future, the prospectus will compare its performance only to the Lehman Brothers Intermediate Government Index, as its focus on intermediate government securities provides a more meaningful comparison for the Fund. The Fund's returns in the bar chart and table are net of annual operating expenses which, prior to May 1, 2000, did not impose Rule 12b-1 fees (.25% for Class A shares and 1.00% for Class B and Class C shares) and would be lower if they did. The returns in the bar chart do not reflect sales charges (loads) and would be lower if they did. Returns in the "Average Annual Total Returns" table have been adjusted to reflect sales charges. All figures assume reinvestment of dividends and distributions. The Fund's past performance, before and after taxes, does not necessarily indicate how the Fund will perform in the future. Current performance may be lower or higher than the performance shown.



  Annual Total Returns (Class A)*

  [CHART]                                                  During the ten-year
                                                           period shown in the
  Year End    Percentage                                   bar chart, the
  --------    ----------                                   highest quarterly
    '94         -4.27                                      return was 4.79% for
    '95         15.48                                      the quarter ended
    '96          3.98                                      March 31, 1995; and
    '97          8.97                                      the lowest quarterly
    '98          6.84                                      return was -3.58%
    '99          0.16                                      for the quarter
    '00          9.25                                      ended March 31, 1994.
    '01          7.02
    '02          9.53
    '03          1.14




* Returns have not been restated to reflect Rule 12b-1 fees prior to May 1, 2000, and would be lower if they were.

Average Annual Total Returns as of December 31, 2003
                                   1 year 5 years 10 years

Safeco Intermediate-Term U.S.
Government Fund*


Class A before tax                 -2.41%  4.60%    5.30%

Class A after tax on distributions -3.81%  2.47%    2.93%

Class A after tax on distributions
and sale of Fund shares            -1.57%  2.58%    2.99%

Class B before tax                 -3.50%  4.62%    5.39%

Class C before tax                 -0.49%  4.81%    5.40%

Lehman Brothers Intermediate
Government Index**                  2.30%  6.16%    6.33%

Merrill Lynch U.S. Treasury/
Agency Master Index**               2.36%  6.22%    6.71%


* Returns have not been restated to reflect Rule 12b-1 fees prior to May 1, 2000, and would be lower if they were.
** The Lehman Brothers Intermediate Government Index, an unmanaged index comprised of U.S. Treasury and U.S. agency issues from its more comprehensive U.S. Aggregate Index, excluding maturities below one year and above 9.9 years, and the Merrill Lynch U.S. Treasury/Agency Master Index, an unmanaged index of U.S. Treasury and U.S. agency securities, are for reference only, do not mirror the Fund's investments, and reflect no deduction for fees, expenses, or taxes.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on your tax situation and may differ from those shown. After-tax returns shown are not relevant to shareholders who invest in Fund shares through tax-deferred arrangements such as 401(k) plans and Individual Retirement Accounts. After-tax returns are shown only for Class A shares and the after-tax returns for other share classes offered in the prospectus may vary.

SAFECO  MUTUAL  FUNDS                                            1-800-528-6501

Fees and Expenses


There are fees and expenses you may pay if you purchase, hold, or redeem shares of the Fund. Shareholder fees are charged directly to your account. The Fund's annual operating expenses are paid from the Fund's assets and therefore you pay them indirectly.




Fees and Expenses of the Fund
                                                                Class A Class B   Class C

Sales Charges and Shareholder Fees
(fees paid directly from your account)

Maximum sales charge ("load") imposed on purchases
(as a percentage of purchase price)                              3.50%*   None     None
Maximum deferred sales charge ("load") (as a percentage
of sale or purchase price whichever is less)                      None   4.00%**   1.00***
Sales charge on reinvested dividends                              None    None     None
Redemption fee for shares held less than 30 days in the Fund/1/  2.00%    None     None
Wire redemption fee/2/                                             $20     $20      $20
Annual low balance fee/3/                                          $12     $12      $12

Annual Fund Operating Expenses
(expenses deducted from Fund assets)

Management fees                                                  0.55%   0.55%    0.55%/4/
12b-1 fees                                                       0.25%   1.00%    1.00%/4/
Other expenses                                                   0.51%   0.55%   42.01%/4/
Total annual Fund operating expenses                             1.31%   2.10%   43.56%/4/
--------------------------------------------------------------- ------- -------  -------
Less expense reimbursement/5/                                    0.11%   0.15%   41.61%/4/
Net annual Fund operating expenses                               1.20%   1.95%    1.95%/4/


* Purchases of $1,000,000 or more of Class A shares are not subject to a front-end sales charge, but a 1.00% deferred sales charge will apply to redemptions made in the first twelve months except with respect to participant-directed redemptions from qualified retirement plans.
** The contingent deferred sales charge on Class B shares reduces to zero after five years from purchase, and the Class B shares convert to Class A shares at that time.
*** The contingent deferred sales charge on Class C shares applies only to redemptions made in the first twelve months after purchase.
/1/ Effective July 1, 2004.
/2/ There is a higher charge for international wire redemptions, which may vary by country or dollar amount.
/3/ A low balance fee is charged once each year in December for accounts with balances under $1,000 in the Fund.
/4/ Annualized.
/5/ Safeco Asset Management Company (SAM), the Fund's advisor, has contractually agreed until April 30, 2009, to pay certain Fund operating expenses that exceed the rate of 0.40% per annum of the Fund's average daily net assets. This arrangement includes all Fund operating expenses except management fees, Rule 12b-1 fees, brokerage commissions, taxes, interest, and extraordinary expenses. In 2003, SAM began voluntarily reimbursing the Fund to the extent that its total expenses exceed the rate of 0.99% per annum of the Fund's average daily net assets for Class A shares and 1.74% per annum for Class B and Class C shares. The above "Fees and Expenses of the Fund" table reflects "contractual" expense reimbursements, if any, but does not reflect "voluntary" expense reimbursements. SAM does not have the right to recapture waived fees or reimbursed expenses under either of these arrangements.

Example



The following hypothetical example shows what your expenses would be if you invested $10,000 in the Fund for the time periods indicated, assuming you reinvest all Fund distributions, earn a 5% annual return each year, and the Fund's net operating expenses remain the same. Use this example for a general comparison of the cost of investing in the Fund with the cost of investing in other mutual funds. This example is for comparison only and does not represent the Fund's actual expenses and returns, either past or future. Although your actual costs may be higher or lower, costs based on these assumptions would be:


                                  1 year 3 years 5 years 10 years*


Class A/1/                         $468   $718     $987   $1,754

Class B/2/--with redemption        $598   $812   $1,152   $1,819
       --without redemption        $198   $612   $1,052   $1,819

Class C/3/--with redemption        $298   $612   $1,052   $2,275
       --without redemption        $198   $612   $1,052   $2,275


* Expenses for Class B shares reflect their conversion to Class A shares after five years.


/1/ With voluntary reimbursement, the net costs for Class A shares for one, three, five, and ten years would be $447, $654, $878, and $1,521, respectively.
/2/ With voluntary reimbursement, the net costs for Class B shares for one, three, five, and ten years would be $577, $748, $1,044, and $1,586 with redemption and $177, $548, $944, and $1,586 without redemption, respectively.
/3/ With voluntary reimbursement, the net costs for Class C shares for one, three, five, and ten years would be $277, $548, $944, and $2,052 with redemption and $177, $548, $944, and $2,052 without redemption, respectively.



The Safeco Intermediate-Term U.S. Government Fund has been co-managed by Paul Stevenson, CFA, Vice President of Safeco Asset Management Company, Tim Hokari, Assistant Vice President of Safeco Asset Management Company, and Lesley Fox, Assistant Vice President of Safeco Asset Management Company, since 2003.
Mr. Stevenson has been a portfolio manager at Safeco Asset Management Company since 1988. Mr. Hokari and Ms. Fox both joined Safeco Asset Management Company as portfolio managers in 2000. From 1994 to 1999, Mr. Hokari was with GE Financial Assurance where he was an Assistant Vice President and portfolio co-manager. From 1994 to 2000, Ms. Fox managed short-term funds for King County, Office of Finance, Treasury Department in the state of Washington. Mr. Hokari and Ms. Fox also manage other Safeco Funds.


SAFECO  MUTUAL  FUNDS                                            1-800-528-6501

Safeco Intermediate-Term Bond Fund
This Fund seeks as high a level of current income as is consistent with the preservation of capital.


Principal Investment Strategies


To achieve its objective, under normal circumstances the Fund invests at least 80% of its net assets (plus any borrowings for investment purposes) in bonds, including but not limited to corporate, government, and mortgage bonds, most of which will be investment-grade quality, whether rated or unrated. The Fund may invest up to 20% of its assets in high-yield debt securities rated below investment grade ("junk" or "high-risk" bonds) and may invest in Yankee sector bonds and Eurodollar bonds. The dollar-weighted average maturity of the Fund will generally range between three and ten years.


The Fund may also invest in mortgage-backed or asset-backed securities.

The advisor analyzes each security it considers buying on a stand-alone basis and on how the security fits into the Fund's overall investment portfolio. The advisor will consider:

..  the price of the security relative to its rating and market sector;


.. structural features, such as an issuer's right to buy the bond back at a stated price (a "call") or the Fund's right to require the issuer to buy the bond back at a stated price (a "put");


.. the effect the security might have on the existing diversification of Fund assets and allocation among various market sectors; and

.. the effect the security might have on the yield and sensitivity to interest rate changes of the Fund's overall portfolio.

The Fund may sell a security if:

..  a different sector of the market is more attractive;

..  another security within the same market sector offers a better value;

.. a security's rating is downgraded and would cause more than 10% of the Fund's assets to be invested in below investment-grade securities;

..  the security becomes fully valued; or

..  cash is needed to meet shareholder redemptions.

The Fund may engage in short-term trading to achieve its objective.

The advisor may use the rating services provided by Moody's, S&P, or Fitch. Bond ratings indicate an issuer's financial strength and ability to meet its debt obligations. The advisor determines a comparable rating for unrated bonds.

Principal Risks of Investing in the Fund

Loss of money is a risk of investing in the Fund. The Fund is subject to interest rate risk. Generally, when market interest rates rise the price of the Fund's debt securities will fall. This risk is greater for longer maturity securities.

Although securities in the top four rating categories are considered "investment grade," Moody's and others consider bonds rated "Baa" to have speculative characteristics. These lower-quality securities may be subject to greater risk of repayment default, particularly during economic downturns and periods of rising interest rates. Below investment-grade debt securities generally have greater volatility, reduced liquidity, and a much higher risk of repayment default.

In addition to credit risk, market risk, and liquidity risk, bonds of foreign issuers have risks not associated with bonds of domestic issuers. Yankee sector bonds carry the risk of nationalization of the issuer, confiscatory taxation by the foreign government, and establishment of controls by the foreign government that would inhibit the remittance due to the Fund. Eurodollar bonds are subject to the risk that a foreign government might prevent dollar-denominated funds from flowing across its borders. To the extent that the Fund owns bonds denominated in foreign currencies, it could lose money as a result of unfavorable currency exchange rates.

During periods of declining interest rates, mortgage holders may be more likely to pay off their loans early. These prepayment fluctuations may decrease the overall investment returns of the Fund. The underlying borrower(s) of an asset-backed security may default on the loan and the recovered collateral may not be sufficient to cover the interest and principal payments.

Risks associated with mortgage-backed securities, such as interest rate r isk and prepayment risk may be amplified if the investment is in a collateralized mortgage obligation (CMO). CMOs that pay interest at floating rates or are subject to interest rate adjustments may be more volatile than fixed-rate obligations.

Short-term trading could result in higher turnover and increased taxable distributions and transaction costs.

This Fund may be suitable for you if you want high current income and stability of capital.

Investing in mutual fund shares is not the same as making a bank deposit. Your investment is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Performance


On September 30, 1996, the Fund began offering Class A and Class B shares in addition to the Investor Class shares. The Fund began offering Class C shares on October 1, 2003. Performance of Class A, Class B, and Class C shares for periods prior to September 30, 1996, is derived from the Fund's Investor Class shares. Performance of Class C shares for the period September 30, 1996 to October 1, 2003, is derived from Class B shares.



Looking at how the Fund's annual total return has varied from year to year and how its average annual total returns over a one- and five-year period and since inception of the Fund compare to a widely recognized index of government and corporate bonds, mortgage-backed securities, and asset-backed securities, such as the Lehman Brothers Aggregate Bond Index, gives you some idea of the Fund's risks. The Fund's returns in the bar chart and table are net of annual operating expenses which, prior to September 30, 1996, did not impose Rule 12b-1 fees (.25% for Class A shares and 1.00% for Class B and Class C shares) and would be lower if they did. The returns in the bar chart do not reflect sales charges (loads) and would be lower if they did. Returns in the "Average Annual Total Returns" table have been adjusted to reflect sales charges. All figures assume reinvestment of dividends and distributions. The Fund's past performance, before and after taxes, does not necessarily indicate how the Fund will perform in the future. Current performance may be lower or higher than the performance shown.


  Annual Total Returns (Class A)*


  [CHART]                                                  Since the Fund's
                                                           inception in 1994,
  Year End        Percentage                               the highest
  --------        ----------                               quarterly return was
    '94                                                    5.74% for the
    '95             17.35                                  quarter ended
    '96              0.07                                  June 30, 1995; and
    '97              7.78                                  the lowest quarterly
    '98              7.87                                  return was -3.27%
    '99             -4.24                                  for the quarter
    '00             11.19                                  ended March 31, 1996.
    '01              6.69
    '02              7.18
    '03              3.30





* Returns have not been restated to reflect Rule 12b-1 fees prior to September 30, 1996, and would be lower if they were.


SAFECO  MUTUAL  FUNDS                                            1-800-528-6501

Average Annual Total Returns as of December 31, 2003
                                       1 year 5 years Fund*

Safeco Intermediate-Term Bond
Fund**


Class A before tax                     -0.31%  3.96%  4.95%

Class A after tax on distributions     -1.67%  2.01%  2.81%

Class A after tax on distributions and
sale of Fund shares                    -0.21%  2.14%  2.87%

Class B before tax                     -1.33%  3.77%  4.80%

Class C before tax                      1.47%  3.90%  4.69%

Lehman Brothers Aggregate
Bond Index***                           4.10%  6.62%  7.11%


*   Fund inception date is February 28, 1994.
** Returns have not been restated to reflect Rule 12b-1 fees prior to September 30, 1996, and would be lower if they were.
*** The Lehman Brothers Aggregate Bond Index, an unmanaged index of securities from the Lehman Brothers Government/Corporate Bond Index, Mortgage-Backed Securities Index, and Asset-Backed Securities Index, is for reference only, does not mirror the Fund's investments, and reflects no deduction for fees, expenses, or taxes.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on your tax situation and may differ from those shown. After-tax returns shown are not relevant to shareholders who invest in Fund shares through tax-deferred arrangements such as 401(k) plans and Individual Retirement Accounts. After-tax returns are shown only for Class A shares and the after-tax returns for other share classes offered in the prospectus may vary.

Fees and Expenses


There are fees and expenses you may pay if you purchase, hold, or redeem shares of the Fund. Shareholder fees are charged directly to your account. The Fund's annual operating expenses are paid from the Fund's assets and therefore you pay them indirectly.


Fees and Expenses of the Fund
                                                                Class A Class B   Class C

Sales Charges and Shareholder Fees
(fees paid directly from your account)

Maximum sales charge ("load") imposed on purchases
(as a percentage of purchase price)                              3.50%*   None     None
Maximum deferred sales charge ("load") (as a percentage
of sale or purchase price whichever is less)                      None   4.00%**   1.00***
Sales charge on reinvested dividends                              None    None     None
Redemption fee for shares held less than 30 days in the Fund/1/  2.00%    None     None
Wire redemption fee/2/                                             $20     $20      $20
Annual low balance fee/3/                                          $12     $12      $12

Annual Fund Operating Expenses
(expenses deducted from Fund assets)

Management fees                                                  0.50%   0.50%    0.50%/4/
12b-1 fees                                                       0.25%   1.00%    1.00%/4/
Other expenses                                                   1.30%   1.28%   41.04%/4/
Total annual Fund operating expenses                             2.05%   2.78%   42.54%/4/
--------------------------------------------------------------- ------- -------  -------
Less expense reimbursement/5/                                    0.90%   0.88%   40.64%/4/
Net annual Fund operating expenses                               1.15%   1.90%    1.90%/4/


* Purchases of $1,000,000 or more of Class A shares are not subject to a front-end sales charge, but a 1.00% deferred sales charge will apply to redemptions made in the first twelve months except with respect to participant-directed redemptions from qualified retirement plans.
** The contingent deferred sales charge on Class B shares reduces to zero after five years from purchase, and the Class B shares convert to Class A shares at that time.
*** The contingent deferred sales charge on Class C shares applies only to redemptions made in the first twelve months after purchase.


/1/ Effective July 1, 2004.
/2/ There is a higher charge for international wire redemptions, which may vary by country or dollar amount.
/3/ A low balance fee is charged once each year in December for accounts with balances under $1,000 in the Fund.
/4/ Annualized.
/5/ Safeco Asset Management Company (SAM), the Fund's advisor, has contractually agreed until April 30, 2009, to pay certain Fund operating expenses that exceed the rate of 0.40% per annum of the Fund's average daily net assets. This arrangement includes all Fund operating expenses except management fees, Rule 12b-1 fees, brokerage commissions, taxes, interest, and extraordinary expenses. In 2003, SAM began voluntarily reimbursing the Fund to the extent that its total expenses exceed the rate of 0.99% per annum of the Fund's average daily net assets for Class A shares and 1.74% per annum for Class B and Class C shares. The above "Fees and Expenses of the Fund" table reflects "contractual" expense reimbursements, if any, but does not reflect "voluntary" expense reimbursements. SAM does not have the right to recapture waived fees or reimbursed expenses under either of these arrangements.


SAFECO  MUTUAL  FUNDS                                            1-800-528-6501

Example



The following hypothetical example shows what your expenses would be if you invested $10,000 in the Fund for the time periods indicated, assuming you reinvest all Fund distributions, earn a 5% annual return each year, and the Fund's net operating expenses remain the same. Use this example for a general comparison of the cost of investing in the Fund with the cost of investing in other mutual funds. This example is for comparison only and does not represent the Fund's actual expenses and returns, either past or future. Although your actual costs may be higher or lower, costs based on these assumptions would be:


                                  1 year 3 years 5 years 10 years*


Class A/1/                         $463   $703     $961   $1,699

Class B/2/--with redemption        $593   $797   $1,126   $1,764
       --without redemption        $193   $597   $1,026   $1,764

Class C/3/--with redemption        $293   $597   $1,026   $2,222
       --without redemption        $193   $597   $1,026   $2,222


* Expenses for Class B shares reflect their conversion to Class A shares after five years.


/1/ With voluntary reimbursement, the net costs for Class A shares for one, three, five, and ten years would be $447, $654, $878, and $1,521, respectively.
/2/ With voluntary reimbursement, the net costs for Class B shares for one, three, five, and ten years would be $577, $748, $1,044, and $1,586 with redemption and $177, $548, $944, and $1,586 without redemption, respectively.
/3/ With voluntary reimbursement, the net costs for Class C shares for one, three, five, and ten years would be $277, $548, $944, and $2,052 with redemption and $177, $548, $944, and $2,052 without redemption, respectively.



The Safeco Intermediate-Term Bond Fund has been co-managed by Greg Card, CFA, Assistant Vice President of Safeco Asset Management Company, Tim Hokari, Assistant Vice President of Safeco Asset Management Company, Lesley Fox, Assistant Vice President of Safeco Asset Management Company, and Nancy McFadden of Safeco Asset Management Company, since 2004. Mr. Card joined Safeco Asset Management Company in 2001 as a portfolio manager. From 1998 to 2001, Mr. Card was a portfolio manager at GE Financial Assurance. Mr. Hokari and Ms. Fox both joined Safeco Asset Management Company as portfolio managers in 2000. From 1994 to 1999, Mr. Hokari was with GE Financial Assurance where he was an Assistant Vice President and portfolio co-manager. From 1994 to 2000, Ms. Fox managed short-term funds for King County, Office of Finance, Treasury Department in the state of Washington. Ms. McFadden joined Safeco Asset Management Company in 2001 as a fixed income analyst. From 1995 to 2001, Ms. McFadden was an analyst with GE Financial Assurance. Mr. Card, Mr. Hokari, Ms. Fox, and Ms. McFadden also manage other Safeco Funds.

Safeco High-Yield Bond Fund
This Fund seeks to provide a high level of current interest income through the purchase of high-yield debt securities.


Principal Investment Strategies

To achieve its objective, under normal circumstances the Fund invests at least 80% of its net assets (plus any borrowings for investment purposes) in high-yield debt securities (also known as "junk" or "high-risk" bonds) such as corporate bonds and convertible securities that are rated below investment grade. The Fund may invest in restricted securities that are exempt from registration requirements and eligible for resale to qualified institutional investors, such as mutual funds, under Rule 144A or Section 4(2). Up to 20% of the Fund's assets may be invested in unrated securities.

The decision to buy a security for the Fund is based first upon an analysis of the issuer, including the company's creditworthiness, liquidity, and prospects for growing earnings and cash flow. Next, the advisor examines alternative bonds with similar credit statistics and/or related lines of business. This helps the advisor determine whether the bond in question is a good value relative to its peers. Finally, the advisor considers the bond's interest rate sensitivity, coupon, and call features (the bond's structure).

The Fund may sell a security:

.. if the original evaluation concerning the issuer's creditworthiness, liquidity, or prospects changes;

..  if the value reaches a specific target; or

..  cash is needed to meet shareholder redemptions.

The advisor may use the rating services provided by Moody's, S&P, or Fitch. Bond ratings indicate an issuer's financial strength and ability to meet its debt obligations. The advisor determines a comparable rating for unrated bonds.

Principal Risks of Investing in the Fund

Loss of money is a risk of investing in the Fund. The Fund is subject to interest rate risk and credit risk. Generally, when market interest rates rise the price of the Fund's debt securities will fall. This risk is greater for longer maturity securities. The Fund could lose money if any bonds it owns are downgraded in credit rating or go into default.

Because the Fund buys high-yield debt securities, the Fund is subject to much greater volatility, reduced liquidity, and a much higher risk of repayment default than a fund holding predominantly investment-grade securities. Companies that issue high-yield debt securities may be more highly leveraged than top-quality issuers and their debt instruments may be subject to a greater risk of default, particularly if there is an economic downturn in the issuer's industry or region. Such defaults not only reduce the Fund's yield, but could also result in a loss of principal.


It is not unusual for the Fund to have a portfolio turnover rate greater than 100%. Purchases and sales of underlying portfolio securities can increase taxable distributions and transaction costs. In 2003 the portfolio turnover rate was 177%. The turnover rate for 2004 is anticipated to be approximately equal to or greater than 100%.


This Fund may be suitable for you if you can tolerate greater risk in pursuit of higher total returns.

Investing in mutual fund shares is not the same as making a bank deposit. Your investment is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

SAFECO  MUTUAL  FUNDS                                            1-800-528-6501

Performance


On January 31, 1997, the Fund began offering Class A and Class B shares in addition to the Investor Class shares. The Fund began offering Class C shares on May 1, 2000. Performance of Class A, Class B, and Class C shares for periods prior to January 31, 1997, is derived from the Fund's Investor Class shares. Performance of Class C shares for the period January 31, 1997 to May 1, 2000, is derived from Class B shares.


Looking at how the Fund's annual total return has varied from year to year and how its average annual total returns over a one-, five- and ten-year period compare to a widely recognized index of high-yield bonds, such as the Merrill Lynch High-Yield Master II Index, gives you some idea of the Fund's risks. The Fund's returns in the bar chart and table are net of annual operating expenses which, prior to January 31, 1997, did not impose Rule 12b-1 fees (.25% for Class A shares and 1.00% for Class B and Class C shares) and would be lower if they did. The returns in the bar chart do not reflect sales charges (loads) and would be lower if they did. Returns in the "Average Annual Total Returns" table have been adjusted to reflect sales charges. All figures assume reinvestment of dividends and distributions. The Fund's past performance, before and after taxes, does not necessarily indicate how the Fund will perform in the future. Current performance may be lower or higher than the performance shown.

  Annual Total Returns (Class A)*


  [CHART]                                                  During the ten-year
                                                           period shown in the
  Year End    Percentage                                   bar chart, the
  --------    ----------                                   highest quarterly
    '94         -2.25                                      return was 10.67%
    '95         15.64                                      for the quarter
    '96         10.39                                      ended June 30, 2003;
    '97         12.49                                      and the lowest
    '98          4.32                                      quarterly return was
    '99          3.52                                      -12.59% for the
    '00         -5.75                                      quarter ended June
    '01         -2.29                                      30, 2002.
    '02        -17.68
    '03         30.41



* Returns have not been restated to reflect Rule 12b-1 fees prior to January 31, 1997, and would be lower if they were.

Average Annual Total Returns as of December 31, 2003
                                   1 year 5 years 10 years


Safeco High-Yield Bond Fund*

Class A before tax                 24.55%  -0.45%   3.65%

Class A after tax on distributions 20.85%  -3.67%   0.20%

Class A after tax on distributions
and sale of Fund shares            15.68%  -2.35%   0.95%

Class B before tax                 24.21%  -0.58%   3.66%

Class C before tax                 28.35%  -0.27%   3.59%

Merrill Lynch High-Yield Master
II Index**                         28.15%   5.02%   7.05%


* Returns have not been restated to reflect Rule 12b-1 fees prior to January 31, 1997, and would be lower if they were.
** The Merrill Lynch High-Yield Master II Index, an unmanaged index of outstanding debt of domestic market issuers rated below investment grade, but not in default, is for reference only, does not mirror the Fund's investments, and reflects no deduction for fees, expenses, or taxes.


After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on your tax situation and may differ from those shown. After-tax returns shown are not relevant to shareholders who invest in Fund shares through tax-deferred arrangements such as 401(k) plans and Individual Retirement Accounts. After-tax returns are shown only for Class A shares and the after-tax returns for other share classes offered in the prospectus may vary.


SAFECO  MUTUAL  FUNDS                                            1-800-528-6501

Fees and Expenses

There are fees and expenses you may pay if you purchase, hold, or redeem shares of the Fund. Shareholder fees are charged directly to your account. The Fund's annual operating expenses are paid from the Fund's assets and therefore you pay them indirectly.


Fees and Expenses of the Fund
                                                                Class A Class B  Class C

Sales Charges and Shareholder Fees
(fees paid directly from your account)

Maximum sales charge ("load") imposed on purchases
(as a percentage of purchase price)                              4.50%*   None     None
Maximum deferred sales charge ("load") (as a percentage
of sale or purchase price whichever is less)                      None   5.00%**  1.00%***
Sales charge on reinvested dividends                              None    None     None
Redemption fee for shares held less than 30 days in the Fund/1/  2.00%    None     None
Wire redemption fee/2/                                             $20     $20      $20
Annual low balance fee/3/                                          $12     $12      $12

Annual Fund Operating Expenses
(expenses deducted from Fund assets)

Management fees                                                  0.65%   0.65%    0.65%
12b-1 fees                                                       0.25%   1.00%    1.00%
Other expenses                                                   0.51%   1.23%    0.80%
Total annual Fund operating expenses                             1.41%   2.88%    2.45%
--------------------------------------------------------------- ------- -------  -------
Less expense reimbursement/4/                                    0.11%   0.83%    0.40%
Net annual Fund operating expenses                               1.30%   2.05%    2.05%


* Purchases of $1,000,000 or more of Class A shares are not subject to a front-end sales charge, but a 1.00% deferred sales charge will apply to redemptions made in the first twelve months except with respect to participant-directed redemptions from qualified retirement plans.
** The contingent deferred sales charge on Class B shares reduces to zero after six years from purchase, and the Class B shares convert to Class A shares at that time.
*** The contingent deferred sales charge on Class C shares applies only to redemptions made in the first twelve months after purchase.
/1/ Effective July 1, 2004.
/2/ There is a higher charge for international wire redemptions, which may vary by country or dollar amount.
/3/ A low balance fee is charged once each year in December for accounts with balances under $1,000 in the Fund.
/4/ Safeco Asset Management Company (SAM), the Fund's advisor, has contractually agreed until April 30, 2009, to pay certain Fund operating expenses that exceed the rate of 0.40% per annum of the Fund's average daily net assets. This arrangement includes all Fund operating expenses except management fees, Rule 12b-1 fees, brokerage commissions, taxes, interest, and extraordinary expenses. In 2003, SAM began voluntarily reimbursing the Fund to the extent that its total expenses exceed the rate of 1.15% per annum of the Fund's average daily net assets for Class A shares and 1.90% per annum for Class B and Class C shares. The above "Fees and Expenses of the Fund" table reflects "contractual" expense reimbursements, if any, but does not reflect "voluntary" expense reimbursements. SAM does not have the right to recapture waived fees or reimbursed expenses under either of these arrangements.

Example


The following hypothetical example shows what your expenses would be if you invested $10,000 in the Fund for the time periods indicated, assuming you reinvest all Fund distributions, earn a 5% annual return each year, and the Fund's net operating expenses remain the same. Use this example for a general comparison of the cost of investing in the Fund with the cost of investing in other mutual funds. This example is for comparison only and does not represent the Fund's actual expenses and returns, either past or future. Although your actual costs may be higher or lower, costs based on these assumptions would be:


                                  1 year 3 years 5 years 10 years*


Class A/1/                         $576   $844   $1,131   $1,947

Class B/2/--with redemption        $708   $943   $1,303   $2,010
       --without redemption        $208   $643   $1,103   $2,010

Class C/3/--with redemption        $308   $643   $1,103   $2,379
       --without redemption        $208   $643   $1,103   $2,379


* Expenses for Class B shares reflect their conversion to Class A shares after six years.


/1/ With voluntary reimbursement, the net costs for Class A shares for one, three, five, and ten years would be $562, $799, $1,054, and $1,785, respectively.
/2/ With voluntary reimbursement, the net costs for Class B shares for one, three, five, and ten years would be $693, $897, $1,226, and $1,848 with redemption and $193, $597, $1,026, and $1,848 without redemption, respectively.
/3/ With voluntary reimbursement, the net costs for Class C shares for one, three, five, and ten years would be $293, $597, $1,026, and $2,222 with redemption and $193, $597, $1,026, and $2,222 without redemption, respectively.




The Safeco High-Yield Bond Fund has been co-managed by Greg Card, CFA, Assistant Vice President of Safeco Asset Management Company and Beverly Denny, CFA, Assistant Vice President of Safeco Asset Management Company, since 2003. Mr. Card joined Safeco Asset Management Company in 2001 as a member of the Fund's investment team and manages other Safeco Funds. From 1998 to 2001, Mr. Card was a portfolio manager at GE Financial Assurance. Ms. Denny has been associated with Safeco Asset Management Company since 1991 and has also been a manager of other Safeco Funds.


SAFECO  MUTUAL  FUNDS                                            1-800-528-6501

Safeco Money Market Fund
This Fund seeks as high a level of current income as is consistent with the preservation of capital and liquidity through investment in high-quality money market instruments maturing in 13 months or less.


Principal Investment Strategies

To achieve its objective, the Fund will purchase only high-quality securities with remaining maturities of 397 days or less. The Fund will maintain a dollar-weighted average portfolio maturity of no more than 90 days.

The Fund may invest in:

..  commercial paper of both domestic and foreign issuers;

.. negotiable and non-negotiable certificates of deposit, bankers' acceptances, and other short-term obligations of U.S. and foreign banks;

.. repurchase agreements in which the Fund buys securities at one price and simultaneously agrees to sell them back at a higher price;

.. variable and floating rate instruments that change interest rates periodically to keep their market value near par;

..  U.S. government securities;

..  taxable municipal bonds;

.. restricted securities that are exempt from registration requirements and eligible for resale to qualified institutional investors, such as mutual funds, under Rule 144A or Section 4(2);

..  corporate obligations such as publicly traded bonds and notes;

.. asset-backed securities that represent interests in pools of consumer loans, automobile loans, credit card loans, and installment loan contracts;

..  mortgage-backed securities; and


.. when-issued and delayed delivery securities whose terms and conditions, including price, are fixed by the issuer, but are to be issued and delivered against payment in the future, typically 30 to 45 days after the date of commitment.


When evaluating a security to buy, the advisor considers, among other things:

..  yield;

..  maturity;

..  issuer credit quality; and

..  relative value compared with other alternatives.

The Fund may sell a security if:

..  the advisor becomes concerned about the issuer's creditworthiness;

..  a more attractive alternative is available; or

..  cash is needed to meet shareholder redemptions.

Principal Risks of Investing in the Fund

Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund. The Fund's yield will fluctuate with short-term interest rates.

The Fund may be suitable for you if you seek safety and stability of principal.

An investment in the Fund is not a bank deposit, and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other governmental agency.

Performance


On September 30, 1996, the Fund began offering Class A and Class B shares in addition to the Investor Class shares. The Fund began offering Class C shares on May 1, 2000. Performance of Class A, Class B, and Class C shares for periods prior to September 30, 1996, is derived from the Fund's Investor Class shares. Performance of Class C shares for the period September 30, 1996 to May 1, 2000, is derived from Class B shares.


Looking at how the Fund's annual total return has varied from year to year and its average annual total returns over a one-, five- and ten-year period give you some idea of the Fund's risks. The Fund's returns in the bar chart and table are net of annual operating expenses. All figures assume dividend reinvestment. As with all mutual funds, past performance does not necessarily indicate future results. Current performance may be lower or higher than the performance shown.


  Annual Total Returns (Class A)

  [CHART]                                                  During the ten-year
                                                           period shown in the
  Year End    Percentage                                   bar chart, the
  --------    ----------                                   highest quarterly
    '94          3.53                                      return was 1.53% for
    '95          5.28                                      the quarter ended
    '96          4.78                                      December 31, 2000;
    '97          4.97                                      and the lowest
    '98          4.92                                      quarterly return was
    '99          4.64                                      0.10% for the
    '00          5.91                                      quarter ended
    '01          3.75                                      September 30, 2003.
    '02          1.28
    '03          0.55




Average Annual Total Returns and 7-Day Yield as of December 31, 2003
                                                  7-day Yield
                                                 (period ended
            1 year     5 years     10 years    December 31, 2003)


Safeco Money Market Fund

Class A      0.55%      3.20%        3.95%            0.40%

Class B      0.55%      3.21%        3.93%            0.40%

Class C      0.55%      3.20%        3.93%            0.40%

For updated yield information, call 1-800-463-8794


SAFECO  MUTUAL  FUNDS                                            1-800-528-6501

Fees and Expenses

There are fees and expenses you may pay if you purchase, hold, or redeem shares of the Fund. Shareholder fees are charged directly to your account. The Fund's annual operating expenses are paid from the Fund's assets and therefore you pay them indirectly.


Fees and Expenses of the Fund
                                                        Class A Class B Class C

Sales Charges and Shareholder Fees
(fees paid directly from your account)

Maximum sales charge ("load") imposed on purchases
(as a percentage of purchase price)                       None    None    None
Maximum deferred sales charge ("load") (as a percentage
of sale or purchase price whichever is less)              None    None*   None**
Sales charge on reinvested dividends                      None    None    None
Redemption fees                                           None    None    None
Wire redemption fee/1/                                     $20     $20     $20
Annual low balance fee/2/                                  $12     $12     $12

Annual Fund Operating Expenses
(expenses deducted from Fund assets)

Management fees                                          0.48%   0.48%   0.48%
12b-1 fees/3/                                             None    None    None
Other expenses                                           0.50%   0.69%   0.53%
Total annual Fund operating expenses                     0.98%   1.17%   1.01%
------------------------------------------------------- ------- ------- -------
Less expense reimbursement/4/                            0.20%   0.39%   0.23%
Net annual Fund operating expenses                       0.78%   0.78%   0.78%


* A contingent deferred sales charge may apply if you redeem Class B shares of the Money Market Fund that were purchased by exchange from another Fund.
** A 1.00% contingent deferred sales charge may apply if, within the first twelve months of the initial purchase, you redeem Class C shares of the Money Market Fund that were purchased by exchange from another Fund.
/1/ There is a higher charge for international wire redemptions, which may vary by country or dollar amount.
/2/ A low balance fee is charged once each year in December for accounts with balances under $1,000 in the Fund.
/3/ The Fund does not currently pay any 12b-1 fees. Shareholders will be notified in advance by a supplement to the prospectus in the event that the Fund establishes a Rule 12b-1 fee under its Rule 12b-1 Plan.
/4/ Safeco Asset Management Company (SAM), the Fund's advisor, has contractually agreed until April 30, 2009, to pay certain Fund operating expenses that exceed the rate of 0.30% per annum of the Fund's average daily net assets. This arrangement includes all Fund operating expenses except management fees, Rule 12b-1 fees, brokerage commissions, taxes, interest, and extraordinary expenses. SAM does not have the right to recapture waived fees or reimbursed expenses under this arrangement.

Example

The following hypothetical example shows what your expenses would be if you invested $10,000 in the Fund for the time periods indicated, assuming you reinvest all Fund distributions, earn a 5% annual return each year, and the Fund's net operating expenses remain the same. Use this example for a general comparison of the cost of investing in the Fund with the cost of investing in other mutual funds. This example is for comparison only and does not represent the Fund's actual expenses and returns, either past or future. Although your actual costs may be higher or lower, costs based on these assumptions would be:
        1 year 3 years 5 years 10 years


Class A  $80    $249    $433     $966

Class B  $80    $249    $433     $966

Class C  $80    $249    $433     $966

Shares of the Money Market Fund are not currently subject to any 12b-1 fees.


SAFECO  MUTUAL  FUNDS                                            1-800-528-6501

Additional Investment Information


This prospectus describes the Funds' investment objectives and some of the policies and strategies by which each Fund intends to achieve its goal. Investment percentage requirements apply to a Fund's net assets plus any borrowings for investment purposes. A Fund may exceed investment percentage limits if, after a Fund's investment, market movements cause asset values to change. However, a Fund will adjust its holdings to the extent such changes in asset values impact a Fund's borrowing limits or liquidity policies. More information about each Fund's policies and strategies is in the Statement of Additional Information (SAI).

Investment Objective and Fund Name Changes Without Shareholder
Approval. Changes to a Fund's fundamental investment policies require shareholder approval. However, a Fund may, with approval from its Board of Trustees, change its investment objective and change a Fund name that suggests a particular type of investment. If this happens, a Fund may no longer meet your investment needs. We will notify you at least 60 days in advance if the Board of Trustees votes to make such a change.


Changes in Stock Prices. The same economic and market conditions that affect investment in a single stock affect mutual funds that are invested in that stock. Common stock prices rise and fall in response to many factors, including the historical and prospective earnings of the issuers of the stock, the value of their assets, general economic conditions, interest rates, investor perceptions, and market liquidity.



Temporary Defensive Strategies. From time to time, a Fund may take temporary defensive positions that are inconsistent with its principal investment policies in an attempt to respond to adverse market, economic, political, or other conditions. For temporary defensive purposes, a Fund may hold cash or invest in high-quality, short-term securities issued by an agency or instrumentality of the U.S. government, high-quality commercial paper, certificates of deposit, shares of no-load, open-end money market funds, or repurchase agreements. A Fund taking a temporary defensive position may not achieve its investment objective.


Portfolio Turnover. The Funds may engage in active and frequent trading of their assets. If a Fund does trade this way, it may incur increased transaction costs and brokerage commissions and may increase the Fund's taxable distributions, all of which can lower the actual return on your investment. The portfolio turnover rate for relevant Funds is shown in "Financial Highlights."

Equity-Related Securities. Large-Cap Value Fund, Core Equity Fund, Large-Cap Growth Fund, and Small-Cap Value Fund invest primarily in equity securities such as common stocks and do not invest a significant percentage of total assets in equity-related securities. However, the Funds may include equity-related securities when determining Fund compliance with the required 80% investment threshold. Equity-related securities include, but are not limited to, convertible securities, futures, depository receipts, and warrants.

Convertible securities are securities that can be converted or exchanged for common stock. They are subject to interest rate risk and the risk that the assets into which they can be converted or exchanged decline in value.

Futures involve an obligation to buy or sell a security at a fixed price at a particular date in the future and whose value depends on an underlying asset, interest rate, or index. Futures are subject to market risk, interest rate risk, and liquidity risk and may result in disproportionate investment losses. The Funds may not invest in futures for speculative purposes.

Depository receipts (American (ADR), European (EDR), and Global (GDR)) are receipts for shares of a foreign based corporation that are convertible into securities of foreign issuers. The Funds may invest in "sponsored" depository receipts which are issued with the involvement of the foreign company. Depository receipts carry the same currency exchange rate, political, and economic risks as the underlying foreign share.

Warrants allow a Fund to buy or sell underlying securities at a set price and are subject to market risk, interest rate risk, and liquidity risk. Security dilution will occur when warrants are exercised, as the issuing company is required to create a new share for each warrant that is exercised.

General Investment Risks

It is important to understand your risks when making an investment decision. This section summarizes some general risks of investing in mutual funds. You should also carefully consider the specific risks that may apply to investing in a particular Fund. See "Principal Risks of Investing in the Fund" for each Fund. You should also see the SAI for additional information about a Fund's investment practices and risks. You may wish to consult your personal financial advisor about these and other risks of investing in mutual funds to determine which Funds are right for you.

Credit Risk. An issuer of a debt security may not be able to pay its principal and interest or, in the case of stock, a company's earnings stability and overall financial soundness may deteriorate. A change in the credit rating of an issuer can impact the value of a security and/or its liquidity.


Currency Exchange Rate Risk. Unfavorable currency exchange rates can cause the value of foreign securities to decline in value or make investing in foreign securities more expensive.



Deflation Risk. Persistent deflation can reduce profits and erode the value of collateral underlying debt securities and increase risk of defaults.


Foreign Investment Risk. Social or political instability, inadequate or inaccurate financial information, and changes in the value of foreign currency can cause the value of foreign securities to fall.

Inflation Risk.  High inflation can erode the dollar value of debt securities.

Interest Rate Risk. Changes in interest rates can affect the value of an existing security. While falling interest rates generally increase the value of debt securities, rising interest rates can cause the value of debt securities to fall. The effect of interest rate changes is usually greater for securities with longer maturities.


Liquidity Risk. A security may not be able to be readily sold at a fair price. Securities subject to liquidity risk include stocks of small or newly formed companies or below investment-grade debt securities.



Market Risk. Market activity and changes in investor perceptions may cause the price of stocks, bonds, or other securities to decline in value, causing your investment to be worth less than when you bought it.


Market-Timing Risk. Some investors try to profit by shifting money in and out of a Fund as part of a short-term trading strategy to exploit daily price fluctuations. Excessive short-term trading can be disruptive to efficient Fund management and increases Fund transaction costs associated with buying and selling securities. These costs are borne directly by all Fund shareholders, including long-term investors who do not generate these costs. See "Policy to Discourage Abusive Market Timing" for a summary of measures that Safeco Mutual Funds has adopted in order to discourage abusive market timing or to compensate the Funds for the costs associated with it.

Some mutual funds are more likely targets of market timers than others. International funds are often targeted to take advantage of time zone and currency exchange rate arbitrage made possible by the differences between the close of foreign securities markets and the next opening of U.S. securities markets. Funds holding more volatile securities of smaller capitalized companies are also sometimes targeted. To the extent a fund family discourages market timing through a variety of methods, the exposure to market-timing risk can be significantly reduced.

Regulatory Risk. Changes in government regulations may adversely affect the value or tax consequences of holding a security.

Strategy Risk. Strategies the advisor uses to achieve a Fund's investment objective may not be successful or may achieve lesser results than a different strategy. Hedging strategies intended to offset investment risk may not be successful and in some cases could result in losses greater than the initial investment.

SAFECO  MUTUAL  FUNDS                                            1-800-528-6501

Policy to Discourage Abusive Market Timing

Safeco Mutual Funds does not encourage or recommend market-timing investment strategies and, to the extent practicable, takes certain measures to limit a Fund's exposure to abusive market timing. These measures include:

..  fair valuing securities for which accurate market prices are not available;

..  short-term redemption fees;*

..  limiting the number of exchanges;*

..  monitoring large trades;

..  non-discriminatory disclosure of Fund holdings;


..  refusing purchases determined to be abusive market timing; and


.. monitoring individual trades in the Funds by affiliated investment professionals.

* Collecting redemption fees may not be immediately achievable for certain accounts because of system limitations and other reasons. Monitoring exchanges where the underlying account is not maintained by Safeco Mutual Funds is also limited. See "Redeeming Shares" and "Exchange Limitations," respectively.


Market timers can go to great lengths to avoid detection. Trading through omnibus accounts and frequently changing account names are just two of the methods used to avoid detection. You should understand that, despite our efforts, there is still a possibility that abusive market timing will occur.


Management


Safeco Asset Management Company (SAM) is the investment advisor for each Fund. As the advisor, SAM is responsible for implementing the investment strategies for the Funds. It provides investment research, advice, and supervision in the ongoing management of the Funds' portfolios or, if applicable, supervises the sub-advisor who is responsible for the day-to-day management of a Fund. SAM is also the accounting and administration agent for each Fund.



SAM is a wholly owned subsidiary of Safeco Corporation, which is located at Safeco Plaza, Seattle, Washington 98185. SAM is located at Two Union Square, 25/th/ Floor, Seattle, Washington 98101.



Safeco Corporation announced that it has entered into an agreement to sell SAM, Safeco Securities, Inc., the Funds' distributor, and Safeco Services Corporation, the Funds' transfer agent, as part of a larger transaction to sell its life insurance and investment businesses (collectively "Safeco Life and Investments") to Occum Acquisition Corp., a holding company formed by a group of investors led by White Mountains Insurance Group, Ltd. and Berkshire Hathaway Inc.

If customary approvals and regulatory consents are obtained and certain other conditions are met, it is anticipated that the closing will take place in the third quarter of 2004, which will shift the direct ownership and control of SAM from Safeco Corporation to Safeco Life Insurance Company. The Funds will not bear any of the expenses of the sale.

The change of ownership and control of SAM would constitute an "assignment" of the investment management agreements between SAM and the Trusts as well as any sub-advisory agreements for the Funds. Under the terms of each investment management agreement, as required by the Investment Company Act of 1940, such an assignment would automatically terminate the investment management agreement and any sub-advisory agreement with respect to the Funds. Accordingly, each Trust's Board of Trustees will consider a new investment management agreement and, if applicable, sub-advisory agreement for the Funds. If approved by the Board, any new agreements will be presented to the Funds' shareholders for their approval. There can of course be no assurance that the Board or the shareholders will approve the new agreements.


Each Fund pays SAM an annual advisory fee based on a percentage of that Fund's average daily net assets, calculated each business day and paid monthly. The Funds paid SAM advisory fees at the following rates, as a percentage of average daily net assets, for the year ended December 31, 2003:


Large-Cap Value Fund                   0.70%
Core Equity Fund                       0.67%
Large-Cap Growth Fund                  0.80%
Multi-Cap Core Fund                    0.70%
Small-Cap Value Fund                   0.75%
Growth Opportunities Fund              0.68%
Balanced Fund                          0.70%
International Stock Fund               1.00%
Municipal Bond Fund                    0.47%
Intermediate-Term Municipal Bond Fund  0.50%
California Tax-Free Income Fund        0.50%
Intermediate-Term U.S. Government Fund 0.55%
Intermediate-Term Bond Fund            0.50%
High-Yield Bond Fund                   0.65%
Money Market Fund                      0.48%



The Bank of Ireland Asset Management (U.S.) Limited ("sub-advisor") acts as the investment sub-advisor to the International Stock Fund. The sub-advisor's headquarters is located at 26 Fitzwilliam Place, Dublin, Ireland, and its U.S. office is located at 2 Greenwich Plaza, Greenwich, Connecticut. The sub-advisor is a direct, wholly owned subsidiary of Bank of Ireland Asset Management Limited (an investment advisory firm), which is headquartered in Dublin, Ireland, and an indirect, wholly owned subsidiary of the Bank of Ireland, which is also headquartered in Dublin, Ireland.


RCM Capital Management LLC ("sub-advisor") acts as the investment sub-advisor to the Large-Cap Growth Fund. The sub-advisor has principal offices at Four Embarcadero Center, San Francisco, California 94111. The sub-advisor is an indirect subsidiary of Dresdner Bank, which in turn is a wholly owned subsidiary of Allianz AG ("Allianz"), an international financial services provider with principal executive offices in Munich, Germany. The sub-advisor was originally formed as Rosenberg Capital Management in 1970, and its successors have been consistently in business since then.


The Funds and SAM have received an exemptive order from the Securities and Exchange Commission (SEC) that, if ratified by the Funds' shareholders to the extent necessary, permits SAM, with the approval of a Fund's Board of Trustees, to retain a different sub-advisor for a new or existing Fund and/or change the terms of the sub-advisory agreement without submitting the new sub-advisory agreement to a vote of the Fund's shareholders. The Funds will notify shareholders if there is a change of sub-advisor or terms of the sub-advisory agreement.


Proxy Voting

As a shareholder in the various portfolio companies, a Fund has the right to vote proxies. A description of the Funds' proxy voting policies and procedures is available online at www.safecofunds.com and in the SAI. To request a free copy of the SAI, call 1-800-528-6501.


Starting August 31, 2004, the Funds' most recent proxy voting record, as filed with the SEC, will be publicly available online at www.safecofunds.com and on the SEC's Web site at http://www.sec.gov.


SAFECO  MUTUAL  FUNDS                                            1-800-528-6501

Prior Performance Record of RCM Capital Management LLC.

The Large-Cap Growth Fund commenced operations on October 31, 2001, and therefore has only two complete calendar years of performance to report. You may find it useful to see a composite of historical performance information relating to all accounts managed by the sub-advisor that have substantially similar (but not identical) investment objectives, policies, strategies, and risk to the Large-Cap Growth Fund. There are no material differences between the way that the sub-advisor currently manages these accounts and the way it manages the Large-Cap Growth Fund. The composite data provided in the following table is intended to illustrate the past performance of the sub-advisor in managing similar accounts as measured against a specified market index. Neither the Fund, nor SAM, nor their independent auditor have independently verified the accuracy of the composite data.

The performance information shown for the sub-advisor's composite accounts does not represent performance of the Large-Cap Growth Fund, nor does it indicate future performance results of the Fund or of the sub-advisor. The Fund's fees and expenses reduce performance and may be higher or lower than the fees and expenses reflected in the composite data that follows.



Average Annual Total Returns as of December 31, 2003*
                                                            1 year 5 years 10 years

RCM U.S. Large Cap Select Growth Composite/1/ (net of fees) 21.51%  -2.69%  11.53%

  * Average total returns for the RCM U.S. Large Cap Select Growth Composite are not intended to predict or suggest the returns that might be experienced by the Large-Cap Growth Fund, or an individual investing in the Fund. The Composite is for reference only, does not mirror the Fund's investments, and reflects no deduction for all actual Fund fees and expenses, including any sales charges, or taxes.

/1/ The sub-advisor's performance information reflects average total return over the stated period of time. "Total return" shows how much an investment has increased (decreased) and includes capital appreciation and income. Returns are calculated by linking monthly total return data on a compounded basis for the relevant number of months and annualizing the result over the equivalent number of years. The sub-advisor's Composite includes all actual, fee-paying, discretionary accounts managed by the sub-advisor with investment objectives, policies, strategies, and risk substantially similar to those of the Fund. Composite returns are reduced by the actual investment management fee and expenses charged to those accounts included in the Composite. To the extent the Fund's expenses are higher than account expenses, if the Fund's expenses had been applied, performance of accounts in the Composite would have been lower.

    The sub-advisor's performance is calculated in accordance with Performance Presentation Standards of the Association for Investment Management and Research (AIMR). AIMR's method of calculating performance differs from that of the SEC, which could result in different performance data.

    Performance figures for the sub-advisor do not reflect all of the sub-advisor's assets under management and advice. The results presented above may not necessarily equate with the returns experienced by any particular account as a result of the timing of investments and redemptions.

    The private accounts contained in the Composite are not subject to certain investment limitations, diversification requirements, and other restrictions imposed by the Investment Company Act of 1940, as amended, and the Internal Revenue Code, which, if applicable, may have adversely affected the performance results of the private accounts.

    As of December 31, 2003, the RCM U.S. Large Cap Select Growth Composite included 89 accounts with aggregate assets of $10.5 billion.

Financial Highlights

Performance for the Funds is shown in the Financial Highlights tables. These tables are intended to help you understand the Funds' financial performance for the past five years (or, if shorter, since commencement of their operations). Certain information reflects financial results for a single Fund share. The total returns in the tables reflect the rate that an investor would have earned (or lost) on an investment in a Fund (assuming reinvestment of all dividends and distributions). The information in the Financial Highlights tables has been audited by Ernst & Young LLP, the Funds' independent auditor, whose report, along with the Funds' financial statements, is incorporated by reference in the SAI, which is available upon request.

Safeco Large-Cap Value Fund
(For a Class A Share Outstanding Throughout the Period)



                                                    For the Year Ended December 31
                                               2003     2002      2001     2000     1999

Net Asset Value at Beginning of Period       $15.37   $18.91    $20.68   $22.52   $23.55

Income (Loss) From Investment
Operations
 Net Investment Income                         0.18     0.23      0.25     0.35     0.42
 Net Realized and Unrealized Gain (Loss) on
 Investments                                   3.47    (3.54)++  (1.77)   (1.84)   (0.20)
------------------------------------------------------------------------------------------

 Total from Investment Operations              3.65    (3.31)    (1.52)   (1.49)    0.22

Less Distributions
 Dividends from Net Investment Income         (0.18)   (0.23)    (0.25)   (0.35)   (0.42)
 Distributions from Realized Gains               --       --        --       --    (0.83)
------------------------------------------------------------------------------------------

 Total Distributions                          (0.18)   (0.23)    (0.25)   (0.35)   (1.25)
------------------------------------------------------------------------------------------

Net Asset Value at End of Period             $18.84   $15.37    $18.91   $20.68   $22.52
------------------------------------------------------------------------------------------

Total Return+                                 23.90%  (17.57%)   (7.33%)  (6.59%)   1.01%

Net Assets at End of Period (000's)          $1,426     $712      $882   $1,092   $2,046

Ratios to Average Net Assets:
 Gross Expenses                                1.71%    1.62%     1.52%    1.62%    1.47%
 Required Reimbursement+++                    (0.36%)  (0.27%)   (0.17%)  (0.27%)  (0.16%)
 Net Expenses                                  1.35%    1.35%     1.35%    1.35%    1.31%
 Net Investment Income                         1.15%    1.30%     1.30%    1.56%    1.84%

Portfolio Turnover Rate                          38%      17%       58%      45%      42%


+ Excludes the effects of sales charges. If sales charges were included, the total return would be lower.
++ Includes $0.07 related to investment reimbursement by affiliate. See Fund's 2003 Annual Report for details.
+++ See Fund's 2003 Annual Report for details.

Safeco Large-Cap Value Fund
(For a Class B Share Outstanding Throughout the Period)



                                                    For the Year Ended December 31
                                               2003     2002      2001     2000     1999

Net Asset Value at Beginning of Period       $15.39   $18.95    $20.71   $22.53   $23.57

Income (Loss) From Investment Operations
 Net Investment Income                         0.07     0.10      0.11     0.18     0.25
 Net Realized and Unrealized Gain (Loss) on
 Investments                                   3.46    (3.56)++  (1.76)   (1.82)   (0.21)
------------------------------------------------------------------------------------------

 Total from Investment Operations              3.53    (3.46)    (1.65)   (1.64)    0.04

Less Distributions
 Dividends from Net Investment Income         (0.07)   (0.10)    (0.11)   (0.18)   (0.25)
 Distributions from Realized Gains               --       --        --       --    (0.83)
------------------------------------------------------------------------------------------

 Total Distributions                          (0.07)   (0.10)    (0.11)   (0.18)   (1.08)
------------------------------------------------------------------------------------------

Net Asset Value at End of Period             $18.85   $15.39    $18.95   $20.71   $22.53
------------------------------------------------------------------------------------------

Total Return+                                 22.98%  (18.28%)   (7.98%)  (7.29%)   0.18%

Net Assets at End of Period (000's)          $1,140     $747    $1,160   $1,532   $2,365

Ratios to Average Net Assets:
 Gross Expenses                                2.55%    2.35%     2.24%    2.27%    2.22%
 Required Reimbursement+++                    (0.45%)  (0.25%)   (0.14%)  (0.17%)  (0.16%)
 Net Expenses                                  2.10%    2.10%     2.10%    2.10%    2.06%
 Net Investment Income                         0.42%    0.52%     0.55%    0.80%    1.09%

Portfolio Turnover Rate                          38%      17%       58%      45%      42%


+ Excludes the effects of sales charges. If sales charges were included, the total return would be lower.
++ Includes $0.07 related to investment reimbursement by affiliate. See Fund's 2003 Annual Report for details.
+++ See Fund's 2003 Annual Report for details.

Safeco Large-Cap Value Fund
(For a Class C Share Outstanding Throughout the Period)



                                                                            Eight-Month
                                                                            Period Ended
                                             For the Year Ended December 31 December 31#
                                               2003      2002       2001        2000

Net Asset Value at Beginning of Period       $15.44    $18.99     $20.75       $21.06

Income (Loss) From Investment Operations
 Net Investment Income                         0.06      0.12       0.12         0.12
 Net Realized and Unrealized Gain (Loss) on
 Investments                                   3.48     (3.55)++   (1.76)       (0.31)
----------------------------------------------------------------------------------------

 Total from Investment Operations              3.54     (3.43)     (1.64)       (0.19)

Less Distributions
 Dividends from Net Investment Income         (0.06)    (0.12)     (0.12)       (0.12)
----------------------------------------------------------------------------------------

Net Asset Value at End of Period             $18.92    $15.44     $18.99       $20.75
----------------------------------------------------------------------------------------

Total Return+                                 23.00%   (18.12%)    (7.90%)      (0.90%)*

Net Assets at End of Period (000's)            $119       $89        $97          $99

Ratios to Average Net Assets:
 Gross Expenses                                2.33%     2.36%      2.03%        1.95%**
 Required Reimbursement+++                    (0.23%)   (0.26%)       --           --
 Net Expenses                                  2.10%     2.10%      2.03%        1.95%**
 Net Investment Income                         0.38%     0.68%      0.60%        0.85%**

Portfolio Turnover Rate                          38%       17%        58%          45%**


*   Not annualized.
**  Annualized.
+ Excludes the effects of sales charges. If sales charges were included, the total return would be lower.
++ Includes $0.07 related to investment reimbursement by affiliate. See Fund's 2003 Annual Report for details.
# For the period from April 30, 2000 (initial issue date of Class C shares) through December 31, 2000.
+++ See Fund's 2003 Annual Report for details.

Safeco Core Equity Fund
(For a Class A Share Outstanding Throughout the Period)



                                                   For the Year Ended December 31
                                            2003      2002      2001      2000      1999

Net Asset Value at Beginning of Period     $13.55    $18.56    $20.68    $24.06    $23.27

Income (Loss) From Investment
Operations
 Net Investment Income                       0.07      0.08      0.04      0.04      0.11
 Net Realized and Unrealized Gain (Loss)
 on Investments                              3.23     (5.01)    (2.12)    (2.77)     2.02
------------------------------------------------------------------------------------------

 Total from Investment Operations            3.30     (4.93)    (2.08)    (2.73)     2.13

Less Distributions
 Dividends from Net Investment Income       (0.07)    (0.08)    (0.04)    (0.04)    (0.11)
 Distributions from Realized Gains             --        --        --     (0.61)    (1.23)
------------------------------------------------------------------------------------------

 Total Distributions                        (0.07)    (0.08)    (0.04)    (0.65)    (1.34)
------------------------------------------------------------------------------------------

Net Asset Value at End of Period           $16.78    $13.55    $18.56    $20.68    $24.06
------------------------------------------------------------------------------------------

Total Return+                               24.41%   (26.59%)  (10.06%)  (11.34%)    9.13%

Net Assets at End of Period (000's)       $16,117   $13,897   $21,519   $53,410   $61,625

Ratios to Average Net Assets:
 Gross Expenses                              3.40%     2.17%     1.42%     1.35%     1.12%
 Required Reimbursement+++                  (2.08%)   (0.86%)   (0.14%)   (0.09%)      --
 Net Expenses                                1.32%     1.31%     1.28%     1.26%     1.12%
 Net Investment Income                       0.46%     0.48%     0.18%     0.19%     0.44%

Portfolio Turnover Rate                        24%       45%       31%       35%       34%


+ Excludes the effects of sales charges. If sales charges were included, the total return would be lower.
+++ See Fund's 2003 Annual Report for details.

Safeco Core Equity Fund
(For a Class B Share Outstanding Throughout the Period)



                                                   For the Year Ended December 31
                                            2003      2002      2001      2000      1999

Net Asset Value at Beginning of Period     $13.26    $18.20    $20.38    $23.83    $23.15

Income (Loss) From Investment
Operations
 Net Investment Loss                        (0.04)    (0.05)    (0.11)    (0.13)    (0.07)
 Net Realized and Unrealized Gain (Loss)
 on Investments                              3.16     (4.89)    (2.07)    (2.71)     1.98
-------------------------------------------------------------------------------------------

 Total from Investment Operations            3.12     (4.94)    (2.18)    (2.84)     1.91

Less Distributions
 Distributions from Realized Gains             --        --        --     (0.61)    (1.23)
-------------------------------------------------------------------------------------------

Net Asset Value at End of Period           $16.38    $13.26    $18.20    $20.38    $23.83
-------------------------------------------------------------------------------------------

Total Return+                               23.53%   (27.14%)  (10.70%)  (11.91%)    8.18%

Net Assets at End of Period (000's)       $10,697   $10,520   $16,423   $20,349   $28,260

Ratios to Average Net Assets:
 Gross Expenses                              2.38%     2.16%     2.05%     2.06%     2.05%
 Required Reimbursement+++                  (0.31%)   (0.10%)   (0.02%)   (0.05%)   (0.10%)
 Net Expenses                                2.07%     2.06%     2.03%     2.01%     1.95%
 Net Investment Loss                        (0.26%)   (0.28%)   (0.58%)   (0.54%)   (0.41%)

Portfolio Turnover Rate                        24%       45%       31%       35%       34%


+ Excludes the effects of sales charges. If sales charges were included, the total return would be lower.
+++ See Fund's 2003 Annual Report for details.

Safeco Core Equity Fund
(For a Class C Share Outstanding Throughout the Period)



                                                                            Eight-Month
                                                                            Period Ended
                                             For the Year Ended December 31 December 31#
                                               2003       2002      2001        2000

Net Asset Value at Beginning of Period       $13.28     $18.22    $20.40       $22.87

Income (Loss) From Investment Operations
 Net Investment Loss                          (0.04)     (0.03)    (0.09)       (0.06)
 Net Realized and Unrealized Gain (Loss) on
 Investments                                   3.15      (4.91)    (2.09)       (1.80)
-----------------------------------------------------------------------------------------

 Total from Investment Operations              3.11      (4.94)    (2.18)       (1.86)

Less Distributions
 Distributions from Realized Gains               --         --        --        (0.61)
-----------------------------------------------------------------------------------------

Net Asset Value at End of Period             $16.39     $13.28    $18.22       $20.40
-----------------------------------------------------------------------------------------

Total Return+                                 23.42%    (27.11%)  (10.73%)      (8.08%)*

Net Assets at End of Period (000's)            $181       $129      $155         $119

Ratios to Average Net Assets:
 Gross Expenses                                2.41%      2.34%     2.03%        1.84%**
 Required Reimbursement+++                    (0.34%)    (0.28%)      --           --
 Net Expenses                                  2.07%      2.06%     2.03%        1.84%**
 Net Investment Loss                          (0.29%)    (0.24%)   (0.58%)      (0.44%)**

Portfolio Turnover Rate                          24%        45%       31%          35%**


*   Not annualized.
**  Annualized.
+ Excludes the effects of sales charges. If sales charges were included, the total return would be lower.
# For the period from April 30, 2000 (initial issue date of Class C shares) through December 31, 2000.
+++ See Fund's 2003 Annual Report for details.

Safeco Large-Cap Growth Fund
(For a Class A Share Outstanding Throughout the Period)



                                                                            October 31, 2001
                                                                            (Commencement of
                                                         For the Year Ended  Operations) to
                                                            December 31       December 31
                                                           2003      2002         2001

Net Asset Value at Beginning of Period                    $7.73    $10.63        $10.00

Income (Loss) From Investment Operations
 Net Investment Loss                                      (0.02)    (0.05)        (0.01)
 Net Realized and Unrealized Gain (Loss) on Investments    1.56     (2.83)         0.64
--------------------------------------------------------------------------------------------

 Total from Investment Operations                          1.54     (2.88)         0.63

Less Distributions
 Distributions from Realized Gains                           --     (0.02)           --
--------------------------------------------------------------------------------------------

Net Asset Value at End of Period                          $9.27     $7.73        $10.63
--------------------------------------------------------------------------------------------

Total Return+                                             19.92%   (27.12%)        6.30%*

Net Assets at End of Period (000's)                      $1,088      $811        $1,074

Ratios to Average Net Assets:
 Gross Expenses                                            2.79%     3.71%         4.54%**
 Voluntary Reimbursement+++                               (1.39%)   (2.06%)       (2.89%)**
 Net Expenses                                              1.40%     1.65%         1.65%**
 Net Investment Loss                                      (0.23%)   (0.55%)       (0.50%)**

Portfolio Turnover Rate                                      50%       29%            2%**


*   Not annualized.
**  Annualized.
+ Excludes the effects of sales charges. If sales charges were included, the total return would be lower.
+++ See Fund's 2003 Annual Report for details.

Safeco Large-Cap Growth Fund
(For a Class B Share Outstanding Throughout the Period)



                                                                            October 31, 2001
                                                                              (Commencement
                                                         For the Year Ended of Operations) to
                                                           December 31         December 31
                                                          2003      2002          2001

Net Asset Value at Beginning of Period                   $7.66    $10.62         $10.00

Income (Loss) From Investment Operations
 Net Investment Loss                                     (0.08)    (0.11)         (0.02)
 Net Realized and Unrealized Gain (Loss) on Investments   1.54     (2.83)          0.64
---------------------------------------------------------------------------------------------

 Total from Investment Operations                         1.46     (2.94)          0.62

Less Distributions
 Distributions from Realized Gains                          --     (0.02)            --
---------------------------------------------------------------------------------------------

Net Asset Value at End of Period                         $9.12     $7.66         $10.62
---------------------------------------------------------------------------------------------

Total Return+                                            19.06%   (27.71%)         6.20%*

Net Assets at End of Period (000's)                       $960      $784         $1,062

Ratios to Average Net Assets:
 Gross Expenses                                           3.55%     4.46%          5.29%**
 Voluntary Reimbursement+++                              (1.40%)   (2.06%)        (2.89%)**
 Net Expenses                                             2.15%     2.40%          2.40%**
 Net Investment Loss                                     (0.97%)   (1.32%)        (1.25%)**

Portfolio Turnover Rate                                     50%       29%             2%**


*   Not annualized.
**  Annualized.
+ Excludes the effects of sales charges. If sales charges were included, the total return would be lower.
+++ See Fund's 2003 Annual Report for details.

Safeco Large-Cap Growth Fund
(For a Class C Share Outstanding Throughout the Period)



                                                                            October 31, 2001
                                                                              (Commencement
                                                         For the Year Ended of Operations) to
                                                           December 31         December 31
                                                          2003      2002          2001

Net Asset Value at Beginning of Period                   $7.66    $10.62         $10.00

Income (Loss) From Investment Operations
 Net Investment Loss                                     (0.08)    (0.11)         (0.02)
 Net Realized and Unrealized Gain (Loss) on Investments   1.54     (2.83)          0.64
---------------------------------------------------------------------------------------------

 Total from Investment Operations                         1.46     (2.94)          0.62

Less Distributions
 Distributions from Realized Gains                          --     (0.02)            --
---------------------------------------------------------------------------------------------

Net Asset Value at End of Period                         $9.12     $7.66         $10.62
---------------------------------------------------------------------------------------------

Total Return+                                            19.06%   (27.71%)         6.20%*

Net Assets at End of Period (000's)                       $927      $775         $1,062

Ratios to Average Net Assets:
 Gross Expenses                                           3.46%     4.44%          5.29%**
 Voluntary Reimbursement+++                              (1.31%)   (2.04%)        (2.89%)**
 Net Expenses                                             2.15%     2.40%          2.40%**
 Net Investment Loss                                     (0.98%)   (1.32%)        (1.25%)**

Portfolio Turnover Rate                                     50%       29%             2%**


*   Not annualized.
**  Annualized.
+ Excludes the effects of sales charges. If sales charges were included, the total return would be lower.
+++ See Fund's 2003 Annual Report for details.

Safeco Multi-Cap Core Fund
(For a Class A Share Outstanding Throughout the Period)




                                                    For the Year Ended December 31
                                               2003     2002     2001     2000     1999

Net Asset Value at Beginning of Period       $14.03   $18.54   $20.94   $25.01   $17.56

Income (Loss) From Investment Operations
 Net Investment Loss                          (0.02)   (0.07)   (0.08)   (0.14)   (0.12)
 Net Realized and Unrealized Gain (Loss) on
 Investments                                   6.31    (4.44)   (2.32)   (3.93)    9.58
-----------------------------------------------------------------------------------------

 Total from Investment Operations              6.29    (4.51)   (2.40)   (4.07)    9.46

Less Distributions
 Distributions from Realized Gains               --       --       --       --    (2.01)
-----------------------------------------------------------------------------------------

Net Asset Value at End of Period             $20.32   $14.03   $18.54   $20.94   $25.01
-----------------------------------------------------------------------------------------

Total Return+                                 44.83%  (24.33%) (11.46%) (16.27%)  53.90%

Net Assets at End of Period (000's)          $5,590   $3,527   $5,141   $6,621   $4,774

Ratios to Average Net Assets:
 Gross Expenses                                1.78%    1.62%    1.52%    1.49%    1.56%
 Required Reimbursement+++                    (0.43%)  (0.27%)  (0.17%)  (0.14%)  (0.20%)
 Net Expenses                                  1.35%    1.35%    1.35%    1.35%    1.36%
 Net Investment Loss                          (0.14%)  (0.40%)  (0.41%)  (0.67%)  (0.81%)

Portfolio Turnover Rate                          27%      15%      50%      36%      49%


+ Excludes the effects of sales charges. If sales charges were included, the total return would be lower.
+++ See Fund's 2003 Annual Report for details.

Safeco Multi-Cap Core Fund
(For a Class B Share Outstanding Throughout the Period)




                                                    For the Year Ended December 31
                                               2003     2002     2001     2000     1999

Net Asset Value at Beginning of Period       $13.41   $17.86   $20.33   $24.46   $17.31

Income (Loss) From Investment Operations
 Net Investment Loss                          (0.16)   (0.19)   (0.21)   (0.30)   (0.25)
 Net Realized and Unrealized Gain (Loss) on
 Investments                                   6.03    (4.26)   (2.26)   (3.83)    9.41
-----------------------------------------------------------------------------------------

 Total from Investment Operations              5.87    (4.45)   (2.47)   (4.13)    9.16

Less Distributions
 Distributions from Realized Gains               --       --       --       --    (2.01)
-----------------------------------------------------------------------------------------

Net Asset Value at End of Period             $19.28   $13.41   $17.86   $20.33   $24.46
-----------------------------------------------------------------------------------------

Total Return+                                 43.77%  (24.92%) (12.15%) (16.88%)  52.57%

Net Assets at End of Period (000's)          $4,397   $3,726   $5,753   $6,449   $4,842

Ratios to Average Net Assets:
 Gross Expenses                                2.54%    2.35%    2.26%    2.22%    2.32%
 Required Reimbursement+++                    (0.44%)  (0.25%)  (0.16%)  (0.12%)  (0.20%)
 Net Expenses                                  2.10%    2.10%    2.10%    2.10%    2.12%
 Net Investment Loss                          (0.90%)  (1.15%)  (1.16%)  (1.42%)  (1.56%)

Portfolio Turnover Rate                          27%      15%      50%      36%      49%


+ Excludes the effects of sales charges. If sales charges were included, the total return would be lower.
+++ See Fund's 2003 Annual Report for details.

Safeco Multi-Cap Core Fund
(For a Class C Share Outstanding Throughout the Period)



                                                                            Eight-Month
                                                                            Period Ended
                                             For the Year Ended December 31 December 31#
                                               2003       2002      2001        2000

Net Asset Value at Beginning of Period       $13.42     $17.87    $20.33       $24.21

Income (Loss) From Investment Operations
 Net Investment Loss                          (0.12)     (0.18)    (0.20)       (0.21)
 Net Realized and Unrealized Gain (Loss) on
 Investments                                   5.99      (4.27)    (2.26)       (3.67)
-----------------------------------------------------------------------------------------

 Total from Investment Operations              5.87      (4.45)    (2.46)       (3.88)
-----------------------------------------------------------------------------------------

Net Asset Value at End of Period             $19.29     $13.42    $17.87       $20.33
-----------------------------------------------------------------------------------------

Total Return+                                 43.74%    (24.90%)  (12.10%)     (16.03%)*

Net Assets at End of Period (000's)            $166        $75      $100         $103

Ratios to Average Net Assets:
 Gross Expenses                                2.46%      2.57%     2.25%        2.07%**
 Required Reimbursement+++                    (0.36%)    (0.47%)   (0.15%)         --
 Net Expenses                                  2.10%      2.10%     2.10%        2.07%**
 Net Investment Loss                          (0.87%)    (1.15%)   (1.15%)      (1.34%)**

Portfolio Turnover Rate                          27%        15%       50%          36%**


*   Not annualized.
**  Annualized.
+ Excludes the effects of sales charges. If sales charges were included, the total return would be lower.
# For the period from April 30, 2000 (initial issue date of Class C shares) through December 31, 2000.
+++ See Fund's 2003 Annual Report for details.

Safeco Small-Cap Value Fund
(For a Class A Share Outstanding Throughout the Period)



                                                    For the Year Ended December 31
                                               2003     2002     2001     2000     1999

Net Asset Value at Beginning of Period       $13.01   $13.57   $11.59   $12.55   $11.09

Income (Loss) From Investment Operations
 Net Investment Income (Loss)                  0.04     0.02     0.10    (0.04)   (0.09)
 Net Realized and Unrealized Gain (Loss) on
 Investments                                   5.49    (0.56)    1.98    (0.92)    1.55
-----------------------------------------------------------------------------------------
 Total from Investment Operations              5.53    (0.54)    2.08    (0.96)    1.46

Redemption Fees                                0.01       --       --       --       --

Less Distributions
 Dividends from Net Investment Income         (0.05)   (0.02)   (0.10)      --       --
-----------------------------------------------------------------------------------------

Net Asset Value at End of Period             $18.50   $13.01   $13.57   $11.59   $12.55
-----------------------------------------------------------------------------------------

Total Return+                                 42.61%   (4.01%)  17.92%   (7.65%)  13.17%

Net Assets at End of Period (000's)          $3,127   $1,507   $1,009     $847   $1,067

Ratios to Average Net Assets:
 Gross Expenses                                1.82%    1.75%    1.82%    1.92%    1.97%
 Required Reimbursement+++                    (0.42%)  (0.35%)  (0.38%)  (0.52%)  (0.50%)
 Net Expenses                                  1.40%    1.40%    1.44%    1.40%    1.47%
 Net Investment Income (Loss)                  0.38%    0.23%    0.75%   (0.32%)  (0.79%)

Portfolio Turnover Rate                          52%      54%     141%     107%     117%


+ Excludes the effects of sales charges. If sales charges were included, the total return would be lower.
+++ See Fund's 2003 Annual Report for details.

Safeco Small-Cap Value Fund
(For a Class B Share Outstanding Throughout the Period)



                                                    For the Year Ended December 31
                                               2003     2002     2001     2000     1999

Net Asset Value at Beginning of Period       $12.48   $13.10   $11.19   $12.22   $10.88

Income (Loss) From Investment Operations
 Net Investment Income (Loss)                 (0.05)   (0.07)    0.01    (0.12)   (0.16)
 Net Realized and Unrealized Gain (Loss) on
 Investments                                   5.24    (0.55)    1.91    (0.91)    1.50
-----------------------------------------------------------------------------------------

 Total from Investment Operations              5.19    (0.62)    1.92    (1.03)    1.34

Redemption Fees                                0.01       --       --       --       --

Less Distributions
 Dividends from Net Investment Income            --       --    (0.01)      --       --
-----------------------------------------------------------------------------------------

Net Asset Value at End of Period             $17.68   $12.48   $13.10   $11.19   $12.22
-----------------------------------------------------------------------------------------

Total Return+                                 41.67%   (4.73%)  17.11%   (8.43%)  12.32%

Net Assets at End of Period (000's)          $1,767   $1,333   $1,334   $1,144   $1,274

Ratios to Average Net Assets:
 Gross Expenses                                2.72%    2.54%    2.56%    2.63%    2.75%
 Required Reimbursement+++                    (0.57%)  (0.39%)  (0.37%)  (0.48%)  (0.54%)
 Net Expenses                                  2.15%    2.15%    2.19%    2.15%    2.21%
 Net Investment Income (Loss)                 (0.36%)  (0.57%)   0.04%   (1.01%)  (1.55%)

Portfolio Turnover Rate                          52%      54%     141%     107%     117%


+ Excludes the effects of sales charges. If sales charges were included, the total return would be lower.
+++ See Fund's 2003 Annual Report for details.

Safeco Small-Cap Value Fund
(For a Class C Share Outstanding Throughout the Period)



                                                  Three-Month
                                                  Period Ended
                                                  December 31#
                                                      2003

Net Asset Value at Beginning of Period               $15.13

Income (Loss) From Investment Operations
 Net Investment Loss                                  (0.02)
 Net Realized and Unrealized Gain on Investments       2.56
---------------------------------------------------------------

 Total from Investment Operations                      2.54

Redemption Fees                                        0.01
---------------------------------------------------------------

Net Asset Value at End of Period                     $17.68
---------------------------------------------------------------

Total Return+                                         16.85%*

Net Assets at End of Period (000's)                    $118

Ratios to Average Net Assets:
 Gross Expenses                                       39.37%**
 Required Reimbursement+++                           (37.22%)**
 Net Expenses                                          2.15%**
 Net Investment Loss                                  (0.64%)**

Portfolio Turnover Rate                                  52%**


*   Not annualized.
**  Annualized.
+ Excludes the effects of sales charges. If sales charges were included, the total return would be lower.
# For the period from October 1, 2003 (initial issue date of Class C shares) through December 31, 2003.
+++ See Fund's 2003 Annual Report for details.

Safeco Growth Opportunities Fund
(For a Class A Share Outstanding Throughout the Period)



                                                    For the Year Ended December 31
                                            2003       2002      2001      2000      1999

Net Asset Value at Beginning of Period     $16.97    $26.96     $22.16    $23.21    $22.66

Income (Loss) From Investment
Operations
 Net Investment Loss                        (0.16)    (0.24)     (0.20)    (0.25)    (0.19)
 Net Realized and Unrealized Gain (Loss)
 on Investments                              7.56     (9.77)++    5.00     (0.80)     0.74
--------------------------------------------------------------------------------------------

 Total from Investment Operations            7.40    (10.01)      4.80     (1.05)     0.55

Redemption Fees                              0.01      0.02         --        --        --
--------------------------------------------------------------------------------------------

Net Asset Value at End of Period           $24.38    $16.97     $26.96    $22.16    $23.21
--------------------------------------------------------------------------------------------

Total Return+                               43.67%   (37.05%)    21.66%    (4.52%)    2.43%

Net Assets at End of Period (000's)       $21,475   $19,024    $33,877   $26,020   $27,597

Ratios to Average Net Assets:
 Gross Expenses                              2.38%     1.67%      1.36%     1.49%     1.34%
 Required Reimbursement+++                  (1.05%)   (0.34%)    (0.05%)   (0.18%)   (0.11%)
 Net Expenses                                1.33%     1.33%      1.31%     1.31%     1.23%
 Net Investment Loss                        (0.70%)   (1.17%)    (1.00%)   (1.00%)   (0.80%)

Portfolio Turnover Rate                        46%       37%        65%       63%       38%


+ Excludes the effects of sales charges. If sales charges were included, the total return would be lower.
++ Includes $0.10 related to investment reimbursement by affiliate. See Fund's 2003 Annual Report for details.
+++ See Fund's 2003 Annual Report for details.

Safeco Growth Opportunities Fund
(For a Class B Share Outstanding Throughout the Period)



                                                   For the Year Ended December 31
                                            2003      2002      2001      2000      1999

Net Asset Value at Beginning of Period     $16.16   $25.87     $21.42    $22.57    $22.21

Income (Loss) From Investment
Operations
 Net Investment Loss                        (0.28)   (0.39)     (0.40)    (0.41)    (0.35)
 Net Realized and Unrealized Gain (Loss)
 on Investments                              7.16    (9.34)++    4.85     (0.74)     0.71
-------------------------------------------------------------------------------------------

 Total from Investment Operations            6.88    (9.73)      4.45     (1.15)     0.36

Redemption Fees                              0.01     0.02         --        --        --

Less Distributions
 Distributions from Realized Gains             --       --         --        --        --
-------------------------------------------------------------------------------------------

Net Asset Value at End of Period           $23.05   $16.16     $25.87    $21.42    $22.57
-------------------------------------------------------------------------------------------

Total Return+                               42.64%  (37.53%)    20.77%    (5.10%)    1.62%

Net Assets at End of Period (000's)       $11,126   $8,734    $14,346   $12,391   $14,637

Ratios to Average Net Assets:
 Gross Expenses                              2.45%    2.21%      2.09%     2.16%     2.24%
 Required Reimbursement+++                  (0.37%)  (0.13%)    (0.03%)   (0.10%)   (0.21%)
 Net Expenses                                2.08%    2.08%      2.06%     2.06%     2.03%
 Net Investment Loss                        (1.43%)  (1.92%)    (1.75%)   (1.71%)   (1.59%)

Portfolio Turnover Rate                        46%      37%        65%       63%       38%


+ Excludes the effects of sales charges. If sales charges were included, the total return would be lower.
++ Includes $0.10 related to investment reimbursement by affiliate. See Fund's 2003 Annual Report for details.
+++ See Fund's 2003 Annual Report for details.

Safeco Growth Opportunities Fund
(For a Class C Share Outstanding Throughout the Period)



                                                                                        Eight-Month
                                                                                        Period Ended
                                                         For the Year Ended December 31 December 31#
                                                           2003      2002       2001        2000

Net Asset Value at Beginning of Period                   $16.16    $25.85     $21.40       $23.34

Income (Loss) From Investment Operations
 Net Investment Loss                                      (0.29)    (0.33)     (0.35)       (0.23)
 Net Realized and Unrealized Gain (Loss) on Investments    7.17     (9.38)++    4.80        (1.71)
-----------------------------------------------------------------------------------------------------

 Total from Investment Operations                          6.88     (9.71)      4.45        (1.94)

Redemption Fees                                            0.01      0.02         --           --
-----------------------------------------------------------------------------------------------------

Net Asset Value at End of Period                         $23.05    $16.16     $25.85       $21.40
-----------------------------------------------------------------------------------------------------

Total Return+                                             42.64%   (37.49%)    20.74%       (8.27%)*

Net Assets at End of Period (000's)                        $198      $161       $194         $120

Ratios to Average Net Assets:
 Gross Expenses                                            2.48%     2.33%      2.06%        2.02%**
 Required Reimbursement+++                                (0.40%)   (0.25%)       --           --
 Net Expenses                                              2.08%     2.08%      2.06%        2.02%**
 Net Investment Loss                                      (1.45%)   (1.93%)    (1.75%)      (1.71%)**

Portfolio Turnover Rate                                      46%       37%        65%          63%**


*   Not annualized.
**  Annualized.
+ Excludes the effects of sales charges. If sales charges were included, the total return would be lower.
++ Includes $0.10 related to investment reimbursement by affiliate. See Fund's 2003 Annual Report for details.
# For the period from April 30, 2000 (initial issue date of Class C shares) through December 31, 2000.
+++ See Fund's 2003 Annual Report for details.

Safeco Balanced Fund
(For a Class A Share Outstanding Throughout the Period)



                                                    For the Year Ended December 31
                                               2003     2002     2001     2000     1999

Net Asset Value at Beginning of Period       $10.40   $11.73   $12.09   $11.87   $12.23

Income (Loss) From Investment Operations
 Net Investment Income                         0.22     0.26     0.30     0.32     0.22
 Net Realized and Unrealized Gain (Loss) on
 Investments                                   1.49    (1.30)   (0.36)    0.22    (0.13)
-----------------------------------------------------------------------------------------

 Total from Investment Operations              1.71    (1.04)   (0.06)    0.54     0.09

Less Distributions
 Dividends from Net Investment Income         (0.23)   (0.29)   (0.30)   (0.32)   (0.22)
 Distributions from Realized Gains               --       --       --       --    (0.23)
-----------------------------------------------------------------------------------------

 Total Distributions                          (0.23)   (0.29)   (0.30)   (0.32)   (0.45)
-----------------------------------------------------------------------------------------

Net Asset Value at End of Period             $11.88   $10.40   $11.73   $12.09   $11.87
-----------------------------------------------------------------------------------------

Total Return+                                 16.62%   (8.95%)  (0.42%)   4.71%    0.75%

Net Assets at End of Period (000's)          $1,671   $1,586   $1,733   $1,789   $2,573

Ratios to Average Net Assets:
 Gross Expenses                                1.93%    1.81%    1.82%    1.88%    1.68%
 Required Reimbursement+++                    (0.58%)  (0.46%)  (0.47%)  (0.53%)  (0.32%)
 Net Expenses                                  1.35%    1.35%    1.35%    1.35%    1.36%
 Net Investment Income                         2.00%    2.42%    2.57%    2.62%    2.16%

Portfolio Turnover Rate                          37%      59%      75%      63%      95%


+ Excludes the effects of sales charges. If sales charges were included, the total return would be lower.
+++ See Fund's 2003 Annual Report for details.

Safeco Balanced Fund
(For a Class B Share Outstanding Throughout the Period)



                                                                For the Year Ended December 31
                                                           2003     2002     2001     2000     1999

Net Asset Value at Beginning of Period                   $10.37   $11.71   $12.07   $11.83   $12.24

Income (Loss) From Investment Operations
 Net Investment Income                                     0.14     0.19     0.21     0.23     0.18
 Net Realized and Unrealized Gain (Loss) on Investments    1.48    (1.32)   (0.36)    0.24    (0.18)
-----------------------------------------------------------------------------------------------------

 Total from Investment Operations                          1.62    (1.13)   (0.15)    0.47     0.00

Less Distributions
 Dividends from Net Investment Income                     (0.15)   (0.21)   (0.21)   (0.23)   (0.18)
 Distributions from Realized Gains                           --       --       --       --    (0.23)
-----------------------------------------------------------------------------------------------------

 Total Distributions                                      (0.15)   (0.21)   (0.21)   (0.23)   (0.41)
-----------------------------------------------------------------------------------------------------

Net Asset Value at End of Period                         $11.84   $10.37   $11.71   $12.07   $11.83
-----------------------------------------------------------------------------------------------------

Total Return+                                             15.79%   (9.70%)  (1.19%)   4.03%   (0.01%)

Net Assets at End of Period (000's)                      $1,789   $1,641   $1,979   $1,904   $2,553

Ratios to Average Net Assets:
 Gross Expenses                                            2.75%    2.59%    2.55%    2.56%    2.46%
 Required Reimbursement+++                                (0.65%)  (0.49%)  (0.45%)  (0.46%)  (0.32%)
 Net Expenses                                              2.10%    2.10%    2.10%    2.10%    2.14%
 Net Investment Income                                     1.27%    1.66%    1.82%    1.89%    1.43%

Portfolio Turnover Rate                                      37%      59%      75%      63%      95%


+ Excludes the effects of sales charges. If sales charges were included, the total return would be lower.
+++ See Fund's 2003 Annual Report for details.

Safeco Balanced Fund
(For a Class C Share Outstanding Throughout the Period)



                                                  Three-Month
                                                  Period Ended
                                                  December 31#
                                                      2003

Net Asset Value at Beginning of Period               $11.03

Income From Investment Operations
 Net Investment Income                                 0.02
 Net Realized and Unrealized Gain on Investments       0.82
---------------------------------------------------------------

 Total from Investment Operations                      0.84

Less Distributions
 Dividends from Net Investment Income                 (0.03)
---------------------------------------------------------------

Net Asset Value at End of Period                     $11.84
---------------------------------------------------------------

Total Return+                                          7.65%*

Net Assets at End of Period (000's)                    $108

Ratios to Average Net Assets:
 Gross Expenses                                       42.09%**
 Required Reimbursement+++                           (39.99%)**
 Net Expenses                                          2.10%**
 Net Investment Income                                 0.65%**

Portfolio Turnover Rate                                  37%**


*   Not annualized.
**  Annualized.
+ Excludes the effects of sales charges. If sales charges were included, the total return would be lower.
# For the period from October 1, 2003 (initial issue date of Class C shares) through December 31, 2003.
+++ See Fund's 2003 Annual Report for details.

Safeco International Stock Fund
(For a Class A Share Outstanding Throughout the Period)


                                                    For the Year Ended December 31
                                               2003     2002     2001     2000     1999

Net Asset Value at Beginning of Period        $8.36   $10.45   $14.20   $16.89   $13.13

Income (Loss) From Investment Operations
 Net Investment Income (Loss)                  0.10     0.06     0.05     0.05    (0.01)
 Net Realized and Unrealized Gain (Loss) on
 Investments and Foreign Currency              2.19    (2.11)   (3.71)   (1.92)    3.77
-----------------------------------------------------------------------------------------
 Total from Investment Operations              2.29    (2.05)   (3.66)   (1.87)    3.76

Redemption Fee                                 0.01     0.03     0.14       --       --

Less Distributions
 Dividends from Net Investment Income         (0.12)   (0.07)   (0.23)   (0.05)      --
 Distributions from Realized Gains               --       --       --    (0.77)      --
-----------------------------------------------------------------------------------------

 Total Distributions                          (0.12)   (0.07)   (0.23)   (0.82)      --
-----------------------------------------------------------------------------------------

Net Asset Value at End of Period             $10.54    $8.36   $10.45   $14.20   $16.89
-----------------------------------------------------------------------------------------

Total Return+                                 27.51%  (19.27%) (24.49%) (11.05%)  28.64%

Net Assets at End of Period (000's)          $1,449     $795     $969   $1,423   $1,215

Ratios to Average Net Assets:
 Gross Expenses                                2.49%    2.45%    2.40%    2.21%    2.11%
 Required Reimbursement+++                    (0.84%)  (0.80%)  (0.69%)  (0.56%)  (0.38%)
 Net Expenses                                  1.65%    1.65%    1.71%    1.65%    1.73%
 Net Investment Income (Loss)                  1.22%    0.68%    0.36%    0.04%   (0.06%)

Portfolio Turnover Rate                          37%      16%     163%      33%      24%


+ Excludes the effects of sales charges. If sales charges were included, the total return would be lower.
+++ See Fund's 2003 Annual Report for details.

Safeco International Stock Fund
(For a Class B Share Outstanding Throughout the Period)



                                                    For the Year Ended December 31
                                               2003     2002     2001     2000     1999

Net Asset Value at Beginning of Period        $8.21   $10.25   $13.88   $16.56   $12.99


Income (Loss) From Investment Operations
 Net Investment Income (Loss)                  0.04    (0.01)   (0.06)   (0.09)   (0.10)
 Net Realized and Unrealized Gain (Loss) on
 Investments and Foreign Currency              2.12    (2.06)   (3.60)   (1.82)    3.67
-----------------------------------------------------------------------------------------

 Total from Investment Operations              2.16    (2.07)   (3.66)   (1.91)    3.57

Redemption Fee                                 0.01     0.03     0.14       --       --

Less Distributions
 Dividends from Net Investment Income         (0.06)      --    (0.11)      --       --
 Distributions from Realized Gains               --       --       --    (0.77)      --
-----------------------------------------------------------------------------------------

 Total Distributions                          (0.06)      --    (0.11)   (0.77)      --
-----------------------------------------------------------------------------------------

Net Asset Value at End of Period             $10.32    $8.21   $10.25   $13.88   $16.56
-----------------------------------------------------------------------------------------

Total Return+                                 26.41%  (19.89%) (25.07%) (11.52%)  27.48%

Net Assets at End of Period (000's)            $733     $736   $1,027   $1,492   $1,392

Ratios to Average Net Assets:
 Gross Expenses                                4.16%    3.34%    3.20%    2.97%    3.02%
 Required Reimbursement+++                    (1.76%)  (0.94%)  (0.74%)  (0.57%)  (0.51%)
 Net Expenses                                  2.40%    2.40%    2.46%    2.40%    2.51%
 Net Investment Income (Loss)                  0.44%   (0.11%)  (0.52%)  (0.64%)  (0.84%)

Portfolio Turnover Rate                          37%      16%     163%      33%      24%


+ Excludes the effects of sales charges. If sales charges were included, the total return would be lower.
+++ See Fund's 2003 Annual Report for details.

Safeco International Stock Fund
(For a Class C Share Outstanding Throughout the Period)



                                                                            Eight-Month
                                                                            Period Ended
                                             For the Year Ended December 31 December 31#
                                               2003       2002      2001        2000

Net Asset Value at Beginning of Period        $8.21     $10.25    $13.85       $15.82

Income (Loss) From Investment Operations
 Net Investment Income (Loss)                  0.03      (0.01)    (0.07)       (0.07)
 Net Realized and Unrealized Gain (Loss) on
 Investments and Foreign Currency              2.13      (2.06)    (3.57)       (1.13)
-----------------------------------------------------------------------------------------

 Total from Investment Operations              2.16      (2.07)    (3.64)       (1.20)

Redemption Fee                                 0.01       0.03      0.14           --

Less Distributions
 Dividends from Net Investment Income         (0.05)        --     (0.10)          --
 Distributions from Realized Gains               --         --        --        (0.77)
-----------------------------------------------------------------------------------------

 Total Distributions                          (0.05)        --     (0.10)       (0.77)
-----------------------------------------------------------------------------------------

Net Asset Value at End of Period             $10.33      $8.21    $10.25       $13.85
-----------------------------------------------------------------------------------------

Total Return+                                 26.38%    (19.90%)  (25.08%)      (7.76%)*

Net Assets at End of Period (000's)             $99        $78       $80          $97

Ratios to Average Net Assets:
 Gross Expenses                                3.29%      3.28%     3.03%        2.66%**
 Required Reimbursement+++                    (0.89%)    (0.88%)   (0.57%)      (0.26%)**
 Net Expenses                                  2.40%      2.40%     2.46%        2.40%**
 Net Investment Income (Loss)                  0.34%     (0.19%)   (0.68%)      (0.75%)**

Portfolio Turnover Rate                          37%        16%      163%          33%**


*   Not annualized.
**  Annualized.
+ Excludes the effects of sales charges. If sales charges were included, the total return would be lower.
# For the period from April 30, 2000 (initial issue date of Class C shares) through December 31, 2000.
+++ See Fund's 2003 Annual Report for details.

Safeco Municipal Bond Fund
(For a Class A Share Outstanding Throughout the Period)



                                                  For the Year Ended December 31
                                              2003    2002    2001    2000     1999

Net Asset Value at Beginning of Period       $14.46  $13.98  $13.97  $12.90  $14.45

Income (Loss) From Investment Operations
 Net Investment Income                         0.66    0.66    0.66    0.65    0.64
 Net Realized and Unrealized Gain (Loss) on
 Investments                                   0.13    0.69    0.02    1.07   (1.55)
-------------------------------------------------------------------------------------

 Total from Investment Operations              0.79    1.35    0.68    1.72   (0.91)

Less Distributions
 Dividends from Net Investment Income         (0.63)  (0.64)  (0.64)  (0.65)  (0.64)
 Distributions from Realized Gains            (0.17)  (0.23)  (0.03)     --      --
-------------------------------------------------------------------------------------

 Total Distributions                          (0.80)  (0.87)  (0.67)  (0.65)  (0.64)
-------------------------------------------------------------------------------------

Net Asset Value at End of Period             $14.45  $14.46  $13.98  $13.97  $12.90
-------------------------------------------------------------------------------------

Total Return+                                  5.66%   9.99%   4.92%  13.76%  (6.47%)

Net Assets at End of Period (000's)          $6,538  $3,787  $1,273  $1,052    $929

Ratios to Average Net Assets:
 Expenses                                      0.87%   0.89%   0.98%   0.97%   0.98%
 Net Investment Income                         4.58%   4.74%   4.63%   4.96%   4.66%

Portfolio Turnover Rate                          20%     19%      9%     32%     17%


+ Excludes the effects of sales charges. If sales charges were included, the total return would be lower.

Safeco Municipal Bond Fund
(For a Class B Share Outstanding Throughout the Period)



                                                  For the Year Ended December 31
                                              2003    2002    2001    2000     1999

Net Asset Value at Beginning of Period       $14.42  $13.95  $13.94  $12.88  $14.43

Income (Loss) From Investment Operations
 Net Investment Income                         0.55    0.55    0.55    0.56    0.54
 Net Realized and Unrealized Gain (Loss) on
 Investments                                   0.14    0.68    0.02    1.06   (1.55)
-------------------------------------------------------------------------------------

 Total from Investment Operations              0.69    1.23    0.57    1.62   (1.01)

Less Distributions
 Dividends from Net Investment Income         (0.52)  (0.53)  (0.53)  (0.56)  (0.54)
 Distributions from Realized Gains            (0.17)  (0.23)  (0.03)     --      --
-------------------------------------------------------------------------------------

 Total Distributions                          (0.69)  (0.76)  (0.56)  (0.56)  (0.54)
-------------------------------------------------------------------------------------

Net Asset Value at End of Period             $14.42  $14.42  $13.95  $13.94  $12.88
-------------------------------------------------------------------------------------

Total Return+                                  4.93%   9.07%   4.14%  12.87%  (7.14%)

Net Assets at End of Period (000's)          $3,141  $2,494  $1,236    $686  $1,322

Ratios to Average Net Assets:
 Expenses                                      1.66%   1.68%   1.73%   1.71%   1.70%
 Net Investment Income                         3.78%   3.86%   3.87%   4.24%   3.94%

Portfolio Turnover Rate                          20%     19%      9%     32%     17%


+ Excludes the effects of sales charges. If sales charges were included, the total return would be lower.

Safeco Municipal Bond Fund
(For a Class C Share Outstanding Throughout the Period)



                                                  Three-Month
                                                  Period Ended
                                                  December 31#
                                                      2003

Net Asset Value at Beginning of Period               $14.45

Income From Investment Operations
 Net Investment Income                                 0.16
 Net Realized and Unrealized Gain on Investments       0.04
---------------------------------------------------------------

 Total from Investment Operations                      0.20

Less Distributions
 Dividends from Net Investment Income                 (0.13)
 Distributions from Realized Gains                    (0.10)
---------------------------------------------------------------

 Total Distributions                                  (0.23)
---------------------------------------------------------------

Net Asset Value at End of Period                     $14.42
---------------------------------------------------------------

Total Return+                                          1.40%*

Net Assets at End of Period (000's)                    $100

Ratios to Average Net Assets:
 Expenses                                             43.13%**
 Required Reimbursement+++                           (41.26%)**
 Net Expenses                                          1.87%**
 Net Investment Income                                 4.36%**

Portfolio Turnover Rate                                  20%**


*   Not annualized.
**  Annualized.
+ Excludes the effects of sales charges. If sales charges were included, the total return would be lower.
# For the period from October 1, 2003 (initial issue date of Class C shares) through December 31, 2003.
+++ See Fund's 2003 Annual Report for details.

Safeco Intermediate-Term Municipal Bond Fund
(For a Class A Share Outstanding Throughout the Period)



                                                          Ten-Month
                                                         Period Ended
                                                         December 31#
                                                             2003

Net Asset Value at Beginning of Period                      $11.21

Income (Loss) from Investment Operations
 Net Investment Income                                        0.32
 Net Realized and Unrealized Gain (Loss) on Investments      (0.01)
----------------------------------------------------------------------

 Total from Investment Operations                             0.31

Less Distributions
 Dividends from Net Investment Income                        (0.32)
 Distributions from Realized Gains                           (0.06)
----------------------------------------------------------------------

 Total Distributions                                         (0.38)
----------------------------------------------------------------------

Net Asset Value at End of Period                            $11.14
----------------------------------------------------------------------

Total Return+                                                 3.07%*

Net Assets at End of Period (000's)                           $416

Ratios to Average Net Assets:
 Gross Expenses                                               7.70%**
 Required Reimbursement+++                                   (6.55%)**
 Voluntary Reimbursement+++                                  (0.30%)**
 Net Expenses                                                 0.85%**
 Net Investment Income                                        3.51%**

Portfolio Turnover Rate                                         22%**


*   Not annualized.
**  Annualized.
+ Excludes the effects of sales charges. If sales charges were included, the total return would be lower.
# For the period from March 7, 2003 (initial issue date of Class A, B and C shares) through December 31, 2003.
+++ See Fund's 2003 Annual Report for details.

Safeco Intermediate-Term Municipal Bond Fund
(For a Class B Share Outstanding Throughout the Period)



                                                          Ten-Month
                                                         Period Ended
                                                         December 31#
                                                             2003

Net Asset Value at Beginning of Period                      $11.21

Income (Loss) from Investment Operations
 Net Investment Income                                        0.26
 Net Realized and Unrealized Gain (Loss) on Investments      (0.02)
----------------------------------------------------------------------

 Total from Investment Operations                             0.24

Less Distributions
 Dividends from Net Investment Income                        (0.26)
 Distributions from Realized Gains                           (0.06)
----------------------------------------------------------------------

 Total Distributions                                         (0.32)
----------------------------------------------------------------------

Net Asset Value at End of Period                            $11.13
----------------------------------------------------------------------

Total Return+                                                 2.38%*

Net Assets at End of Period (000's)                           $150

Ratios to Average Net Assets:
 Gross Expenses                                              16.43%**
 Required Reimbursement+++                                  (14.53%)**
 Voluntary Reimbursement+++                                  (0.30%)**
 Net Expenses                                                 1.60%**
 Net Investment Income                                        2.78%**

Portfolio Turnover Rate                                         22%**


*   Not annualized.
**  Annualized.
+ Excludes the effects of sales charges. If sales charges were included, the total return would be lower.
# For the period from March 7, 2003 (initial issue date of Class A, B and C shares) through December 31, 2003.
+++ See Fund's 2003 Annual Report for details.

Safeco Intermediate-Term Municipal Bond Fund
(For a Class C Share Outstanding Throughout the Period)


                                                          Ten-Month
                                                         Period Ended
                                                         December 31#
                                                             2003

Net Asset Value at Beginning of Period                      $11.21

Income (Loss) from Investment Operations
 Net Investment Income                                        0.26
 Net Realized and Unrealized Gain (Loss) on Investments      (0.02)
----------------------------------------------------------------------

 Total from Investment Operations                             0.24

Less Distributions
 Dividends from Net Investment Income                        (0.26)
 Distributions from Realized Gains                           (0.06)
----------------------------------------------------------------------

 Total Distributions                                         (0.32)
----------------------------------------------------------------------

Net Asset Value at End of Period                            $11.13
----------------------------------------------------------------------

Total Return+                                                 2.39%*

Net Assets at End of Period (000's)                            $99

Ratios to Average Net Assets:
 Gross Expenses                                              20.82%**
 Required Reimbursement+++                                  (18.92%)**
 Voluntary Reimbursement+++                                  (0.30%)**
 Net Expenses                                                 1.60%**
 Net Investment Income                                        2.81%**

Portfolio Turnover Rate                                         22%**


*   Not annualized.
**  Annualized.
+ Excludes the effects of sales charges. If sales charges were included, the total return would be lower.
# For the period from March 7, 2003 (initial issue date of Class A, B and C shares) through December 31, 2003.
+++ See Fund's 2003 Annual Report for details.

Safeco California Tax-Free Income Fund
(For a Class A Share Outstanding Throughout the Period)



                                                  For the Year Ended December 31
                                               2003    2002    2001    2000     1999

Net Asset Value at Beginning of Period       $12.67   $12.40  $12.50  $11.05  $12.74

Income (Loss) From Investment Operations
 Net Investment Income                         0.56     0.57    0.58    0.53    0.52
 Net Realized and Unrealized Gain (Loss) on
 Investments                                   0.03     0.43   (0.11)   1.45   (1.69)
--------------------------------------------------------------------------------------

 Total from Investment Operations              0.59     1.00    0.47    1.98   (1.17)

Less Distributions
 Dividends from Net Investment Income         (0.53)   (0.51)  (0.57)  (0.53)  (0.52)
 Distributions in Excess of Net Investment
 Income                                          --    (0.04)     --      --      --
 Distributions from Realized Gains            (0.04)   (0.18)     --      --      --
--------------------------------------------------------------------------------------

 Total Distributions                          (0.57)   (0.73)  (0.57)  (0.53)  (0.52)
--------------------------------------------------------------------------------------

Net Asset Value at End of Period             $12.69   $12.67  $12.40  $12.50  $11.05
--------------------------------------------------------------------------------------

Total Return+                                  4.79%    8.31%   3.82%  18.41%  (9.41%)

Net Assets at End of Period (000's)            $741     $636    $645    $675    $740

Ratios to Average Net Assets:
 Gross Expenses                                1.06%    1.06%   1.06%   1.05%   1.07%
 Voluntary Reimbursement+++                   (0.20%)     --      --      --      --
 Net Expenses                                  0.86%    1.06%   1.06%   1.05%   1.07%
 Net Investment Income                         4.49%    4.25%   4.66%   4.62%   4.36%

Portfolio Turnover Rate                          19%      25%     32%     26%     25%


+ Excludes the effects of sales charges. If sales charges were included, the total return would be lower.
+++ See Fund's 2003 Annual Report for details.

Safeco California Tax-Free Income Fund
(For a Class B Share Outstanding Throughout the Period)



                                                  For the Year Ended December 31
                                               2003    2002    2001    2000     1999

Net Asset Value at Beginning of Period       $12.65   $12.39  $12.49  $11.04  $12.73

Income (Loss) From Investment Operations
 Net Investment Income                         0.47     0.48    0.49    0.45    0.43
 Net Realized and Unrealized Gain (Loss) on
 Investments                                   0.02     0.42   (0.11)   1.45   (1.69)
--------------------------------------------------------------------------------------

 Total from Investment Operations              0.49     0.90    0.38    1.90   (1.26)

Less Distributions
 Dividends from Net Investment Income         (0.44)   (0.42)  (0.48)  (0.45)  (0.43)
 Distributions in Excess of Net Investment
 Income                                          --    (0.04)     --      --      --
 Distributions from Realized Gains            (0.04)   (0.18)     --      --      --
--------------------------------------------------------------------------------------

 Total Distributions                          (0.48)   (0.64)  (0.48)  (0.45)  (0.43)
--------------------------------------------------------------------------------------

Net Asset Value at End of Period             $12.66   $12.65  $12.39  $12.49  $11.04
--------------------------------------------------------------------------------------

Total Return+                                  3.96%    7.47%   3.02%  17.63% (10.07%)

Net Assets at End of Period (000's)          $1,021   $1,111  $1,613  $1,176    $799

Ratios to Average Net Assets:
 Gross Expenses                                1.76%    1.77%   1.80%   1.72%   1.80%
 Voluntary Reimbursement+++                   (0.15%)     --      --      --      --
 Net Expenses                                  1.61%    1.77%   1.80%   1.72%   1.80%
 Net Investment Income                         3.74%    3.54%   3.97%   3.88%   3.63%

Portfolio Turnover Rate                          19%      25%     32%     26%     25%


+ Excludes the effects of sales charges. If sales charges were included, the total return would be lower.
+++ See Fund's 2003 Annual Report for details.

Safeco California Tax-Free Income Fund
(For a Class C Share Outstanding Throughout the Period)



                                                  Three-Month
                                                  Period Ended
                                                  December 31#
                                                      2003

Net Asset Value at Beginning of Period               $12.55

Income From Investment Operations
 Net Investment Income                                 0.14
 Net Realized and Unrealized Gain on Investments       0.09
---------------------------------------------------------------

 Total from Investment Operations                      0.23

Less Distributions
 Dividends from Net Investment Income                 (0.11)
 Distributions from Realized Gains                    (0.01)
---------------------------------------------------------------

 Total Distributions                                  (0.12)
---------------------------------------------------------------

Net Asset Value at End of Period                     $12.66
---------------------------------------------------------------

Total Return+                                          1.91%*

Net Assets at End of Period (000's)                    $101

Ratios to Average Net Assets:

Gross Expenses                                         4.09%**
 Required Reimbursement+++                            (2.19%)**
 Voluntary Reimbursement+++                           (0.29%)**
 Net Expenses                                          1.61%**
 Net Investment Income                                 4.60%**

Portfolio Turnover Rate                                  19%**


*   Not annualized.
**  Annualized.
+ Excludes the effects of sales charges. If sales charges were included, the total return would be lower.
# For the period from October 1, 2003 (initial issue date of Class C shares) through December 31, 2003.
+++ See Fund's 2003 Annual Report for details.

Safeco Intermediate-Term U.S. Government Fund
(For a Class A Share Outstanding Throughout the Period)



                                                                                        Eight-Month
                                                                                        Period Ended
                                                         For the Year Ended December 31 December 31#
                                                           2003      2002      2001         2000

Net Asset Value at Beginning of Period                    $9.88     $9.47     $9.35        $9.01

Income (Loss) From Investment Operations
 Net Investment Income                                     0.36      0.43      0.52         0.36
 Net Realized and Unrealized Gain (Loss) on Investments   (0.25)     0.45      0.12         0.34
----------------------------------------------------------------------------------------------------

 Total from Investment Operations                          0.11      0.88      0.64         0.70

Less Distributions
 Dividends from Net Investment Income                     (0.40)    (0.47)    (0.52)       (0.36)
----------------------------------------------------------------------------------------------------

Net Asset Value at End of Period                          $9.59     $9.88     $9.47        $9.35
----------------------------------------------------------------------------------------------------

Total Return+                                              1.14%     9.53%     7.02%        8.03%*

Net Assets at End of Period (000's)                      $5,375      $740      $266         $105

Ratios to Average Net Assets:
 Gross Expenses                                            1.31%     1.41%     1.47%        1.27%**
 Required Reimbursement+++                                (0.11%)   (0.21%)   (0.27%)      (0.07%)**
 Voluntary Reimbursement+++                               (0.21%)      --        --           --
 Net Expenses                                              0.99%     1.20%     1.20%        1.20%**
 Net Investment Income                                     2.93%     3.99%     5.44%        5.97%**

Portfolio Turnover Rate                                      78%       63%       63%         160%**


*  Not annualized.
**  Annualized.
+ Excludes the effects of sales charges. If sales charges were included, the total return would be lower.
# For the period from April 30, 2000 (initial issue date of Class A and B shares) through December 31, 2000.
+++ See Fund's 2003 Annual Report for details.

Safeco Intermediate-Term U.S. Government Fund
(For a Class B Share Outstanding Throughout the Period)




                                                                                        Eight-Month
                                                                                        Period Ended
                                                         For the Year Ended December 31 December 31#
                                                           2003      2002      2001         2000

Net Asset Value at Beginning of Period                    $9.89     $9.47     $9.36        $9.01

Income (Loss) From Investment Operations
 Net Investment Income                                     0.29      0.36      0.45         0.25
 Net Realized and Unrealized Gain (Loss) on Investments   (0.25)     0.46      0.11         0.35
----------------------------------------------------------------------------------------------------

 Total from Investment Operations                          0.04      0.82      0.56         0.60

Less Distributions
 Dividends from Net Investment Income                     (0.33)    (0.40)    (0.45)       (0.25)
----------------------------------------------------------------------------------------------------

Net Asset Value at End of Period                          $9.60     $9.89     $9.47        $9.36
----------------------------------------------------------------------------------------------------

Total Return+                                              0.38%     8.83%     6.10%        7.61%*

Net Assets at End of Period (000's)                      $2,965      $337      $189         $139

Ratios to Average Net Assets:
 Gross Expenses                                            2.10%     2.28%     2.14%        1.99%**
 Required Reimbursement+++                                (0.15%)   (0.33%)   (0.19%)      (0.04%)**
 Voluntary Reimbursement+++                               (0.21%)      --        --           --
 Net Expenses                                              1.74%     1.95%     1.95%        1.95%**
 Net Investment Income                                     2.16%     3.49%     4.74%        5.22%**

Portfolio Turnover Rate                                      78%       63%       63%         160%**


*   Not annualized.
**  Annualized.
+ Excludes the effects of sales charges. If sales charges were included, the total return would be lower.
# For the period from April 30, 2000 (initial issue date of Class A and B shares) through December 31, 2000.
+++ See Fund's 2003 Annual Report for details.

Safeco Intermediate-Term U.S. Government Fund
(For a Class C Share Outstanding Throughout the Period)



                                                  Three-Month
                                                  Period Ended
                                                  December 31#
                                                      2003

Net Asset Value at Beginning of Period                $9.71

Loss From Investment Operations
 Net Investment Loss                                  (0.03)
 Net Realized and Unrealized Loss on Investments      (0.01)
---------------------------------------------------------------

 Total from Investment Operations                     (0.04)

Less Distributions
 Dividends from Net Investment Income                 (0.07)
---------------------------------------------------------------

Net Asset Value at End of Period                      $9.60
---------------------------------------------------------------

Total Return+                                         (0.27%)*

Net Assets at End of Period (000's)                     $99

Ratios to Average Net Assets:
 Gross Expenses                                       43.56%**
 Required Reimbursement+++                           (41.61%)**
 Voluntary Reimbursement+++                           (0.21%)**
 Net Expenses                                          1.74%**
 Net Investment Loss                                  (0.93%)**

Portfolio Turnover Rate                                  78%**


*   Not annualized.
**  Annualized.
+ Excludes the effects of sales charges. If sales charges were included, the total return would be lower.
# For the period from October 1, 2003 (initial issue date of Class C shares) through December 31, 2003.
+++ See Fund's 2003 Annual Report for details.

Safeco Intermediate-Term Bond Fund
(For a Class A Share Outstanding Throughout the Period)



                                                   For the Year Ended December 31
                                               2003     2002     2001    2000    1999

Net Asset Value at Beginning of Period        $8.57    $8.40    $8.29   $7.90   $8.65

Income (Loss) From Investment Operations
 Net Investment Income                         0.31     0.39     0.43    0.46    0.39
 Net Realized and Unrealized Gain (Loss) on
 Investments                                  (0.03)    0.20     0.11    0.39   (0.75)
---------------------------------------------------------------------------------------

 Total from Investment Operations              0.28     0.59     0.54    0.85   (0.36)

Less Distributions
 Dividends from Net Investment Income         (0.34)   (0.42)   (0.43)  (0.46)  (0.39)
---------------------------------------------------------------------------------------

Net Asset Value at End of Period              $8.51    $8.57    $8.40   $8.29   $7.90
---------------------------------------------------------------------------------------

Total Return+                                  3.30%    7.18%    6.69%  11.19%  (4.24%)

Net Assets at End of Period (000's)          $1,166   $1,282   $1,092    $539    $573

Ratios to Average Net Assets:
 Gross Expenses                                2.05%    1.95%    1.97%   2.07%   1.87%
 Required Reimbursement+++                    (0.90%)  (0.80%)  (0.82%) (0.92%) (0.66%)
 Voluntary Reimbursement+++                   (0.16%)     --       --      --      --
 Net Expenses                                  0.99%    1.15%    1.15%   1.15%   1.21%
 Net Investment Income                         3.60%    4.48%    5.12%   5.80%   4.79%

Portfolio Turnover Rate                          51%      93%     126%    102%    147%


+ Excludes the effects of sales charges. If sales charges were included, the total return would be lower.
+++ See Fund's 2003 Annual Report for details.

Safeco Intermediate-Term Bond Fund
(For a Class B Share Outstanding Throughout the Period)



                                                  For the Year Ended December 31
                                               2003     2002    2001    2000    1999

Net Asset Value at Beginning of Period        $8.56    $8.40   $8.28   $7.89   $8.64

Income (Loss) From Investment Operations
 Net Investment Income                         0.24     0.32    0.37    0.40    0.32
 Net Realized and Unrealized Gain (Loss) on
 Investments                                  (0.02)    0.19    0.12    0.39   (0.75)
--------------------------------------------------------------------------------------

 Total from Investment Operations              0.22     0.51    0.49    0.79   (0.43)

Less Distributions
 Dividends from Net Investment Income         (0.27)   (0.35)  (0.37)  (0.40)  (0.32)
--------------------------------------------------------------------------------------

Net Asset Value at End of Period              $8.51    $8.56   $8.40   $8.28   $7.89
--------------------------------------------------------------------------------------

Total Return+                                  2.65%    6.26%   6.03%  10.39%  (4.98%)

Net Assets at End of Period (000's)          $1,020   $1,024    $915    $746    $924

Ratios to Average Net Assets:
 Gross Expenses                                2.78%    2.67%   2.76%   2.79%   2.61%
 Required Reimbursement+++                    (0.88%)  (0.77%) (0.86%) (0.89%) (0.67%)
 Voluntary Reimbursement+++                   (0.16%)     --      --      --      --
 Net Expenses                                  1.74%    1.90%   1.90%   1.90%   1.94%
 Net Investment Income                         2.89%    3.76%   4.40%   5.08%   4.02%

Portfolio Turnover Rate                          51%      93%    126%    102%    147%


+ Excludes the effects of sales charges. If sales charges were included, the total return would be lower.
+++ See Fund's 2003 Annual Report for details.

Safeco Intermediate-Term Bond Fund
(For a Class C Share Outstanding Throughout the Period)



                                                  Three-Month
                                                  Period Ended
                                                  December 31#
                                                      2003

Net Asset Value at Beginning of Period                $8.56

Income From Investment Operations
 Net Investment Income                                 0.04
 Net Realized and Unrealized Loss on Investments      (0.03)
---------------------------------------------------------------

 Total from Investment Operations                      0.01

Less Distributions
 Dividends from Net Investment Income                 (0.07)
---------------------------------------------------------------

Net Asset Value at End of Period                      $8.50
---------------------------------------------------------------

Total Return+                                          0.01%*

Net Assets at End of Period (000's)                     $99

Ratios to Average Net Assets:
 Gross Expenses                                       42.54%**
 Required Reimbursement+++                           (40.64%)**
 Voluntary Reimbursement+++                           (0.16%)**
 Net Expenses                                          1.74%**
 Net Investment Income                                 1.90%**

Portfolio Turnover Rate                                  51%**


*   Not annualized.
**  Annualized.
+ Excludes the effects of sales charges. If sales charges were included, the total return would be lower.
# For the period from October 1, 2003 (initial issue date of Class C shares) through December 31, 2003.
+++ See Fund's 2003 Annual Report for details.

Safeco High-Yield Bond Fund
(For a Class A Share Outstanding Throughout the Period)



                                                    For the Year Ended December 31
                                               2003     2002     2001     2000     1999

Net Asset Value at Beginning of Period        $4.89    $6.51    $7.26    $8.38    $8.78

Income (Loss) from Investment Operations
 Net Investment Income                         0.47     0.51     0.60     0.66     0.69
 Net Realized and Unrealized Gain (Loss) on
 Investments                                   0.95    (1.64)   (0.75)   (1.12)   (0.40)
-----------------------------------------------------------------------------------------

 Total from Investment Operations              1.42    (1.13)   (0.15)   (0.46)    0.29

Redemption Fees                                0.01     0.01       --       --       --

Less Distributions
 Dividends from Net Investment Income         (0.47)   (0.50)   (0.60)   (0.66)   (0.69)
-----------------------------------------------------------------------------------------

Net Asset Value at End of Period              $5.85    $4.89    $6.51    $7.26    $8.38
-----------------------------------------------------------------------------------------

Total Return+                                 30.41%  (17.68%)  (2.29%)  (5.75%)   3.52%

Net Assets at End of Period (000's)          $2,857   $1,934   $1,086   $1,144   $1,583

Ratios to Average Net Assets:
 Gross Expenses                                1.41%    1.63%    1.45%    1.56%    1.35%
 Required Reimbursement+++                    (0.11%)  (0.32%)  (0.13%)  (0.26%)  (0.17%)
 Voluntary Reimbursement+++                   (0.15%)     --       --       --       --
 Net Expenses                                  1.15%    1.31%    1.32%    1.30%    1.18%
 Net Investment Income                         8.56%    9.32%    8.39%    8.38%    8.01%

Portfolio Turnover Rate                         177%     163%     185%      45%      71%


+ Excludes the effects of sales charges. If sales charges were included, the total return would be lower.
+++ See Fund's 2003 Annual Report for details.

Safeco High-Yield Bond Fund
(For a Class B Share Outstanding Throughout the Period)



                                                  For the Year Ended December 31
                                              2003     2002    2001    2000     1999

Net Asset Value at Beginning of Period       $4.89    $6.51   $7.25   $8.38    $8.78

Income (Loss) from Investment Operations
 Net Investment Income                        0.42     0.46    0.55    0.60     0.63
 Net Realized and Unrealized Gain (Loss) on
 Investments                                  0.94    (1.64)  (0.74)  (1.13)   (0.40)
--------------------------------------------------------------------------------------

 Total from Investment Operations             1.36    (1.18)  (0.19)  (0.53)    0.23

Redemption Fees                               0.01     0.01      --      --       --

Less Distributions
 Dividends from Net Investment Income        (0.42)   (0.45)  (0.55)  (0.60)   (0.63)
--------------------------------------------------------------------------------------

Net Asset Value at End of Period             $5.84    $4.89   $6.51   $7.25    $8.38
--------------------------------------------------------------------------------------

Total Return+                                29.21%  (18.29%) (2.88%) (2.52%)   2.73%

Net Assets at End of Period (000's)           $654     $630    $920    $995   $1,599

Ratios to Average Net Assets:
 Gross Expenses                               2.88%    2.54%   2.31%   2.35%    2.19%
 Required Reimbursement+++                   (0.83%)  (0.48%) (0.25%) (0.30%)  (0.22%)
 Voluntary Reimbursement+++                  (0.15%)     --      --      --       --
 Net Expenses                                 1.90%    2.06%   2.06%   2.05%    1.97%
 Net Investment Income                        7.90%    8.41%   7.86%   7.73%    7.34%

Portfolio Turnover Rate                        177%     163%    185%     45%      71%


+ Excludes the effects of sales charges. If sales charges were included, the total return would be lower.
+++ See Fund's 2003 Annual Report for details.

Safeco High-Yield Bond Fund
(For a Class C Share Outstanding Throughout the Period)



                                                                                  Eight-Month
                                                            For the Year Ended    Period Ended
                                                               December 31        December 31#
                                                          2003     2002    2001       2000

Net Asset Value at Beginning of Period                   $4.90    $6.52   $7.26      $7.90

Income (Loss) from Investment Operations
 Net Investment Income                                    0.42     0.46    0.55       0.39
 Net Realized and Unrealized Gain (Loss) on Investments   0.95    (1.64)  (0.74)     (0.64)
----------------------------------------------------------------------------------------------

 Total from Investment Operations                         1.37    (1.18)  (0.19)     (0.25)

Redemption Fees                                           0.01     0.01      --         --

Less Distributions
 Dividends from Net Investment Income                    (0.42)   (0.45)  (0.55)     (0.39)
----------------------------------------------------------------------------------------------

Net Asset Value at End of Period                         $5.86    $4.90   $6.52      $7.26
----------------------------------------------------------------------------------------------

Total Return+                                            29.35%  (18.26%) (2.86%)    (3.25%)*

Net Assets at End of Period (000's)                       $161      $93     $87        $92

Ratios to Average Net Assets:
 Gross Expenses                                           2.45%    2.60%   2.15%      2.04%**
 Required Reimbursement+++                               (0.40%)  (0.54%) (0.09%)       --
 Voluntary Reimbursement+++                              (0.15%)     --      --         --
 Net Expenses                                             1.90%    2.06%   2.06%      2.04%**
 Net Investment Income                                    7.80%    8.56%   7.88%      7.61%**

Portfolio Turnover Rate                                    177%     163%    185%        45%**


*   Not annualized.
**  Annualized.
+ Excludes the effects of sales charges. If sales charges were included, the total return would be lower.
# For the period from April 30, 2000 (initial issue date of Class C shares) through December 31, 2000.
+++ See Fund's 2003 Annual Report for details.

Safeco Money Market Fund
(For a Class A Share Outstanding Throughout the Period)



                                              For the Year Ended December 31
                                         2003     2002     2001     2000     1999

Net Asset Value at Beginning of Period  $1.00    $1.00    $1.00    $1.00    $1.00

Income From Investment Operations
 Net Investment Income                   0.01     0.01     0.04     0.06     0.05

Less Distributions                      (0.01)   (0.01)   (0.04)   (0.06)   (0.05)
-----------------------------------------------------------------------------------

Net Asset Value at End of Period        $1.00    $1.00    $1.00    $1.00    $1.00
-----------------------------------------------------------------------------------

Total Return                             0.55%    1.28%    3.75%    5.91%    4.64%

Net Assets at End of Period (000's)    $6,641   $5,429   $5,193   $4,532   $3,554

Ratios to Average Net Assets:
 Gross Expenses                          0.98%    0.96%    0.99%    1.04%    1.00%
 Required Reimbursement+++              (0.20%)  (0.17%)  (0.19%)  (0.24%)  (0.20%)
 Net Expenses                            0.78%    0.79%    0.80%    0.80%    0.80%
 Net Investment Income                   0.54%    1.26%    3.68%    5.88%    4.60%


+ Excludes the effects of sales charges. If sales charges were included, the total return would be lower.
+++ See Fund's 2003 Annual Report for details.

Safeco Money Market Fund
(For a Class B Share Outstanding Throughout the Period)



                                             For the Year Ended December 31
                                         2003     2002     2001    2000    1999

Net Asset Value at Beginning of Period  $1.00    $1.00    $1.00   $1.00   $1.00

Income From Investment Operations
 Net Investment Income                   0.01     0.01     0.04    0.06    0.05

Less Distributions                      (0.01)   (0.01)   (0.04)  (0.06)  (0.05)
---------------------------------------------------------------------------------

Net Asset Value at End of Period        $1.00    $1.00    $1.00   $1.00   $1.00
---------------------------------------------------------------------------------

Total Return                             0.55%    1.28%    3.75%   5.93%   4.65%

Net Assets at End of Period (000's)    $1,173   $1,081   $1,192    $742    $979

Ratios to Average Net Assets:
 Gross Expenses                          1.17%    1.03%    1.00%   1.13%   1.08%
 Required Reimbursement+++              (0.39%)  (0.24%)  (0.20%) (0.33%) (0.26%)
 Net Expenses                            0.78%    0.79%    0.80%   0.80%   0.82%
 Net Investment Income                   0.56%    1.27%    3.61%   5.78%   4.56%


+++ See Fund's 2003 Annual Report for details.

Safeco Money Market Fund
(For a Class C Share Outstanding Throughout the Period)



                                                                      Eight-Month
                                                                      Period Ended
                                       For the Year Ended December 31 December 31#
                                        2003       2002      2001         2000

Net Asset Value at Beginning of Period $1.00      $1.00     $1.00        $1.00

Income From Investment Operations
 Net Investment Income                  0.01       0.01      0.04         0.04

Less Distributions                     (0.01)     (0.01)    (0.04)       (0.04)
----------------------------------------------------------------------------------

Net Asset Value at End of Period       $1.00      $1.00     $1.00        $1.00
----------------------------------------------------------------------------------

Total Return                            0.55%      1.28%     3.75%        4.08%*

Net Assets at End of Period (000's)     $138       $123      $112         $100

Ratios to Average Net Assets:
 Gross Expenses                         1.01%      1.18%     0.88%        0.98%**
 Required Reimbursement+++             (0.23%)    (0.39%)   (0.08%)      (0.18%)**
 Net Expenses                           0.78%      0.79%     0.80%        0.80%**
 Net Investment Income                  0.54%      1.27%     3.64%        5.93%**


*   Not annualized.
**  Annualized.
# For the period from April 30, 2000 (initial issue date of Class C shares) through December 31, 2000.
+++ See Fund's 2003 Annual Report for details.

Fund Distributions and Tax Considerations


The following information is provided to help you understand the dividends and capital gain distributions you may receive from owning Fund shares as well as the federal income tax you may have to pay on them. This information is not complete and is not intended as tax advice. Distributions may be subject to foreign, state, and local taxes, even if they are not subject to federal income tax. Generally no attempt is made to discuss foreign, state, or local tax laws or tax laws applicable to corporate shareholders or to shareholders that receive special tax treatments such as qualified retirement plan participants and certain trusts. Tax laws are subject to change. You should consult a competent tax advisor about your individual circumstances.



Distributions from a Fund

Dividends are distributions of a Fund's investment income, less expenses, and include dividends earned on stocks and interest income earned on bonds. Distributions of net capital gains represent net profits that a Fund makes on portfolio securities that are sold for more than they originally cost.



The Large-Cap Value Fund, Core Equity Fund, and Balanced Fund intend to declare and pay dividends, if any, during the last month of each calendar quarter. The Large-Cap Growth Fund, Multi-Cap Core Fund, Small-Cap Value Fund, Growth Opportunities Fund, and International Stock Fund intend to declare and pay dividends, if any, annually in December. The Municipal Bond Fund, Intermediate-Term Municipal Bond Fund, California Tax-Free Income Fund, Intermediate-Term U.S. Government Fund, Intermediate-Term Bond Fund, High-Yield Bond Fund, and Money Market Fund intend to declare dividends, if any, each business day and pay them monthly. All Funds (except the Money Market Fund) pay capital gain distributions and special dividends, if any, in March and December.


Dividends and other distributions paid by a Fund on each class of its shares are calculated at the same time and in the same manner. However, except for the Money Market Fund, because of the higher Rule 12b-1 service and distribution fees associated with Class B and Class C shares, the dividends and other distributions paid by a Fund on its Class B and Class C shares will be lower than those paid on its Class A shares.


Your shares become entitled to dividends on the next business day after you purchase them. If you redeem all your shares in any of the bond Funds or the Money Market Fund at any time during a month, you will receive all declared and undistributed dividends through the date of redemption, together with the redemption proceeds. Remember, Fund distributions have the effect of reducing net asset value per share by the amount distributed.


REINVESTING DISTRIBUTIONS


We automatically reinvest your dividends and capital gain distributions in additional shares of the distributing Fund unless you tell us in writing that you wish to receive them in cash. Retirement accounts must reinvest all dividends and other distributions unless the account owner is over age 59 1/2. The price of reinvested shares is the shares' market value on the date the distribution is made.


We may reinvest into your account any distribution checks that are returned to us as "undeliverable" or that remain outstanding for more than six months. This reinvestment will reflect the net asset value per share next computed after the check is cancelled. Subsequent distributions may also be reinvested.


Tax Considerations

Depending on which Fund you invest in, your dividends may be taxable or wholly or partly tax free; other distributions will be fully taxable, regardless of the Fund that makes them. If distributions are taxable, they are generally included in your taxable income for the year in which they are distributed, whether you reinvest them in additional shares of the distributing Fund or receive them in cash. Certain distributions made in January are taxable as if received in the prior December. Fund distributions reinvested in a retirement or other tax-qualified account are generally not taxable until you take money out.



You cannot control the timing of when capital gains are recognized by a Fund, since it is the advisor who decides when to sell Fund holdings. When you redeem or exchange Fund shares, you may also realize a capital gain or loss.



Taxable dividends and distributions of the excess of net short-term capital gain over net long-term capital loss are generally taxed as ordinary income; however, certain qualifying dividends paid by a Fund (generally consisting of dividends that a Fund has received from domestic and certain foreign corporations) are taxed at a maximum federal income tax rate of 15%. Distributions of a Fund's net profits from the sale of securities held for more than one year are generally taxed as long-term capital gains (again at a maximum 15% rate). Long-term capital gains treatment depends on how long a Fund held the securities that generated the gain, not on how long you have been invested in the Fund.


SAFECO  MUTUAL  FUNDS                                            1-800-528-6501

If you purchase shares shortly before a Fund pays a taxable dividend or other distribution, you will pay the full price for the shares, then receive part of the share price back as a taxable distribution, even though the distribution represents a partial return of your capital.


If the International Stock Fund pays nonrefundable taxes to foreign governments, those taxes will reduce the Fund's dividends but will still be included in your taxable income. However, you may be able to claim an offsetting credit or deduction on your tax return for your share of those taxes.



Redeeming or exchanging Fund shares that are worth more than you paid for them will give you capital gains that are taxed as long-term or short-term capital gains depending on how long you held (or are treated as holding) your shares in the Fund. Consult your tax advisor for current capital gains and federal income tax rates.



In general, sales charges that you pay either when you purchase or redeem Fund shares reduce the taxable gain (or increase the deduction for a loss) at the time you redeem your shares. This does not apply to Class A shares that are purchased with a sales charge ("load") and then reinstated within 60 days under Safeco's one-time reinstatement privilege (see "Sales Charge Reductions and Waivers") or which are exchanged for Class A shares of another Fund, other than the Money Market Fund. Because Safeco does not impose a load on reinstatement or exchanges of Class A shares, current tax law postpones the deduction of the load until such time as the newly purchased shares are redeemed.



If you redeem Fund shares at a loss, that loss may not be deductible if you purchase shares of the same Fund, regardless of class, within 30 days before or after the redemption. The amount of the non-deductible loss will increase the basis of the newly purchased shares.



We will notify you annually of the amount and nature of Fund distributions. You or your tax advisor should keep track of your transactions and any resulting gain or loss. If you do redeem Fund shares for a loss, you may be able to use this capital loss to offset any capital gains you have.



For regular, non-qualified accounts, we do not withhold taxes when you receive Fund distributions or redeem shares if you have certified that the tax identification number you gave us is correct and that you are otherwise not subject to federal backup withholding.



SPECIAL CONSIDERATIONS

States generally treat Fund distributions of interest on U.S. Treasury securities and other direct obligations of the U.S. government as tax-free income. However, this treatment may depend on a Fund's owning a certain minimum percentage of U.S. Treasury securities. The Intermediate-Term U.S. Government Fund may invest a portion of its portfolio in U.S. Treasury securities.



Each of the tax-exempt bond Funds pays dividends that are exempt from federal income tax. However, certain Fund distributions may be taxable, including any distributions representing capital gains and income derived from certain bonds bought below their amortized issue price (at a discount). The tax-exempt bond Funds typically buy discount bonds as part of a call protection strategy.



If you purchase shares of a tax-exempt bond Fund and redeem them at a loss within six months, you may deduct only the amount of the loss that exceeds the amount of dividends from tax-exempt interest that you received during that period.



If you receive Social Security or railroad retirement benefits, you may need to include tax-free Fund dividends in your income when determining any federal income tax that may be due on those benefits.


The California Tax-Free Income Fund pays dividends that are exempt from California state personal income taxes. Certain situations, in addition to those above, may result in taxable income, however. For example, the redemption or exchange of Fund shares may result in capital gain or loss for California income tax purposes. The tax exemption for interest income from California municipal bonds does not apply to most corporate shareholders.

Qualified Retirement Plans and Accounts


The Funds (other than the tax-exempt bond Funds) may be used as investment vehicles for a variety of qualified retirement plans and accounts for individuals, businesses, and nonprofit organizations that provide tax-favored saving for education or retirement. The annual contribution limits and other requirements for these plans and accounts are subject to change. It is important that you read plan and/or account documents carefully and consult your personal tax advisor before contributing money. Certain retirement accounts have an annual custodial fee of $5 per Fund up to a maximum of $10. The custodial fee is waived for retirement accounts with balances over $10,000.


INDIVIDUAL RETIREMENT ACCOUNTS (IRAs)


For 2004, individuals can generally contribute up to $3,000 to an IRA, ($3,500 if you are age 50 or older).

..  Traditional IRA

Depending on your earned income and other considerations, your contribution to a traditional IRA may be partially or fully tax deductible. You pay no tax on your IRA earnings until withdrawal.


..  Roth IRA

Although contributions to a Roth IRA are not tax deductible, earnings on your Roth IRA are tax free while they accumulate and at withdrawal, if you meet certain requirements. Your ability to make a full contribution to a Roth IRA is based on your income level and filing status.



COVERDELL EDUCATION SAVINGS ACCOUNTS (ESAs)

An ESA (formerly known as an "Education IRA") is a vehicle for saving for a child's higher education. Currently, up to $2,000 can be contributed each taxable year to an ESA for the same beneficiary. Contributions to an ESA are not tax deductible, but earnings on the account are generally tax free if used to pay qualified education expenses. There are income limitations on who can contribute to an ESA. See your tax advisor for further details.


SIMPLIFIED EMPLOYEE PENSION IRAs (SEP-IRAs)

SEP-IRAs are qualified retirement plans for small businesses and self-employed individuals. SEP-IRAs have the same investment minimums as traditional IRAs.

SAVINGS INCENTIVE MATCH PLAN FOR EMPLOYEES IRAs (SIMPLE IRAs)

SIMPLE IRAs are qualified retirement plans for small businesses and self-employed individuals. Contribution methods for a SIMPLE plan include employee deferrals, employer matching contributions, and employer non-elective contributions. Minimum investment amounts are negotiable.

403(b)(7) PLANS

403(b)(7) plans are qualified retirement plans for certain tax-exempt organizations and school systems to which both employers and employees may contribute. Minimum investment amounts are negotiable. 403(b)(7) accounts held directly with Safeco Mutual Funds cannot accept employer contributions.

401(k) PLANS

401(k) plans allow employers and employees to make tax-advantaged contributions to a retirement account. Minimum investment amounts are negotiable.

PROFIT SHARING AND MONEY PURCHASE PENSION PLANS

Profit Sharing and Money Purchase Pension Plans allow corporations, partnerships, and self-employed persons to make annual, tax-deductible contributions to a retirement account for each person covered by the plan. A plan may be adopted individually or paired with another plan. Minimum investment amounts are negotiable.

For information about the above accounts and plans, please call us at 1-800-528-6501.

SAFECO  MUTUAL  FUNDS                                            1-800-528-6501

Your Account


Choosing a Share Class

This prospectus offers three classes of shares: Class A, Class B, and Class C. Each class represents an interest in the same portfolio of investments but has its own sales charge and expense structure. A number of factors should be considered when choosing a class of shares. Among them: how long you expect to own the shares, how much you plan to invest, total expenses associated with owning shares of each class, whether you qualify for any reductions or waiver of sales charge, and whether you plan to take any distributions in the near future.

Following is a general comparison of Class A, Class B, and Class C shares. Costs of purchasing, holding, or redeeming specific Fund shares are shown earlier in this prospectus under "Fees and Expenses" for each Fund. Your financial advisor can help you decide which share class is best suited to your needs.



General Comparison of Class A, Class B, and Class C Shares
Class A                                              Class B                                    Class C
Initial sales charge of up to 5.75% for equity Funds No initial sales charge.                   No initial sales charge.
and up to 4.50% for bond Funds. Lower initial sales
charge for purchases of $50,000 or more.

No contingent deferred sales charge (except on       Contingent deferred sales charge of        Contingent deferred sales charge of
certain redemptions of shares bought without an      up to 5.00% if you redeem shares           1.00% if you redeem shares within
initial sales charge).                               within six years of purchase.              one year of purchase.

Lower annual expenses and higher dividends than      Higher annual expenses and lower           Higher annual expenses and lower
Class B or Class C shares because of lower 12b-1     dividends than Class A shares              dividends than Class A shares
fee (0.25%).                                         because of higher 12b-1 fee (1.00%).       because of higher 12b-1 fee (1.00%).

Effective July 1, 2004, all Funds, other than the    Maximum purchase amount is                 Maximum purchase amount is
Money Market Fund, will assess a 2.00%               $49,999.                                   $999,999.
redemption fee, as a percentage of the amount
redeemed or exchanged, on Class A shares held
less than 30 days.

                                                     Automatic conversion to Class A            No conversion to Class A shares, so
                                                     shares after five years for intermediate-  future 12b-1 fee does not decrease.
                                                     term bond Funds and after six years
                                                     for equity and long-term bond Funds,
                                                     thus reducing future 12b-1 fee.


Valuing Your Shares


The net asset value per share (NAV) of the class(es) of each Fund (other than the Money Market Fund) is generally determined as of the close of regular trading on the New York Stock Exchange (NYSE) (usually 4:00 p.m. Eastern time, 1:00 p.m. Pacific time) every day the NYSE is open. NAV is calculated by dividing the value of a Fund's net assets allocated to each share class by the number of shares outstanding for that class. On holidays or other days when the NYSE is closed, the NAV is not calculated and the Funds do not transact purchase or redemption requests.

Each Fund's Board of Trustees has adopted procedures to value a Fund's portfolio securities, in general, based on market value.

Market value information for each Fund's investment holdings is obtained from a pricing service. Values for equity portfolio securities listed on securities exchanges are based on the last reported sale price on the national exchange on which the securities are primarily traded, unless there are no transactions, in which case the value is based on the last reported bid price. Values for equity portfolio securities primarily traded on the NASDAQ National Market System are based on the NASDAQ Official Closing Price, unless there are no transactions, in which case the value is based on the last reported bid price from NASDAQ. Values for fixed-income portfolio securities (other than short-term securities) are based on matrix pricing models that consider bid prices, quotations from dealers, transactions in comparable securities, and various relationships between securities. Short-term portfolio securities maturing within 60 days from the time of purchase are valued at amortized cost, which approximates market value.


When reliable market quotations are not available, a Fund may value the security at its fair value as determined in good faith by or under the supervision of its Board of Trustees. When fair-value pricing is used, the prices used by the Fund to calculate its NAV may differ from quoted or published prices for the same securities.


Due to time zone differences, many foreign securities markets close several hours before the close of the NYSE resulting in closing prices for some securities that do not reflect events that occur after the close of those foreign markets but before the close of the NYSE. As a result, we have adopted fair-value pricing procedures, which, among other things, require a Fund holding foreign securities to fair value such securities if there has been a movement in the U.S. market that exceeds a specified threshold. Although the threshold may be revised from time to time and the number of days on which fair-value prices will be used will depend on market activity, it is possible that fair-value prices will be used by a Fund holding foreign securities to a significant extent.


To the extent that a Fund owns securities that trade in other markets on days when the NYSE is closed, the value of a Fund's assets may change on days when shareholders cannot purchase or redeem shares. In addition, trading in some of a Fund's assets may not occur on days when a Fund is open for business.

The Money Market Fund, like most money market funds, values securities on the basis of amortized cost. Amortized cost valuation involves valuing a security at its cost and adding or subtracting any discount or premium (reflective of maturity) regardless of the impact of fluctuating interest rates on the market value of the security. This method minimizes the effect of changes in a security's market value and helps the Money Market Fund maintain a stable $1.00 share price.

The NAV of Class B and Class C shares for each of the Funds, other than the Money Market Fund, will generally be lower than the NAV of Class A shares because of higher 12b-1 fees. The NAVs of the three share classes may also differ due to class-specific expenses.

Calculating Sales Charges

Class A Shares. The offering price for Class A shares of a Fund is the NAV plus any initial sales charge that applies. In the following table, the column for "broker concession" is the percentage that brokers receive for selling Class A shares of a particular Fund. From time to time, Safeco Securities, Inc. may pay broker-dealers, banks and other financial institutions the full amount of the sales charge on Class A shares.

SAFECO  MUTUAL  FUNDS                                            1-800-528-6501


Reduction (Discount) Breakpoints for Initial Sales Charge on Class A Shares
                Sales Charge on                                               Sales Charge on
                Stock Funds:                                                  Intermediate-
                Large-Cap Value,                                              Term Bond
                Core Equity, Large-                                           Funds:
                Cap Growth, Multi-              Sales Charge on               Intermediate-Term
                Cap Core, Small-                Long-Term Bond                Municipal Bond,
                Cap Value, Growth               Funds: Municipal              Intermediate-Term
                Opportunities,                  Bond, California              U.S. Government,
                Balanced, and       Broker      Tax-Free Income,  Broker      Intermediate-Term Broker
                International Stock Concession  High-Yield Bond   Concession  Bond              Concession
-----------------------------------------------------------------------------------------------------------
                          As % of                        As % of                       As % of
                As % of   Net       As % of     As % of  Net      As % of     As % of  Net      As % of
Purchase of     Offering  Amount    Offering    Offering Amount   Offering    Offering Amount   Offering
Class A Shares  Price     Invested  Price       Price    Invested Price       Price    Invested Price
-----------------------------------------------------------------------------------------------------------
Under $50,000     5.75%     6.10%      5.00%      4.50%    4.71%     4.00%      3.50%    3.63%     3.00%
-----------------------------------------------------------------------------------------------------------
50,000-99,999     4.50%     4.71%      3.75%      4.00%    4.17%     3.50%      3.50%    3.63%     3.00%
-----------------------------------------------------------------------------------------------------------
100,000-249,999   3.50%     3.63%      3.00%      3.50%    3.63%     3.00%      3.00%    3.09%     2.50%
-----------------------------------------------------------------------------------------------------------
250,000-499,999   2.50%     2.56%      2.00%      2.50%    2.56%     2.00%      2.50%    2.56%     2.00%
-----------------------------------------------------------------------------------------------------------
500,000-999,999   2.00%     2.04%      1.50%      1.50%    1.52%     1.00%      1.50%    1.52%     1.00%
-----------------------------------------------------------------------------------------------------------
1,000,000/1+/        0%        0%         0%/2/      0%       0%        0%/2/      0%       0%        0%/2/
-----------------------------------------------------------------------------------------------------------

/1/ Purchases of $1,000,000 or more of Class A shares are not subject to an initial sales charge, but a 1.00% contingent deferred sales charge may apply. See "Contingent Deferred Sales Charge (CDSC) for Class B, Class C, and Certain Class A Shares" table.
/2/ Broker concessions on sales of Class A shares of $1 million or more based on an investor's (or related group of investors') cumulative purchases during each successive twelve-month period beginning on the date of the initial purchase at NAV may be paid up to a rate of 1.00% of the amount up to $3 million, 0.50% of the next $47 million, and 0.25% thereafter. For concessions paid on the sale of Class A shares to qualified retirement plans, see the following table.


Broker Concessions on Sale of Class A Shares to Qualified Retirement Plans/1/
Number of Plan Participants                                  Broker
Invested in Safeco Funds           Amount Sold               Concession

1-50 Participants with $1 Million  $1 Million to $3 Million  1.00%
Minimum in Assets                  $3 Million to $50 Million 0.50%
                                   Over $50 Million          0.25% thereafter

50-199 Participants with           Less than $1 Million      0.50%
No Minimum                         $1 Million to $3 Million  1.00%
                                   $3 Million to $50 Million 0.50%
                                   Over $50 Million          0.25% thereafter

200 or more Participants with      Less than $3 Million      1.00%
No Minimum                         $3 Million to $50 Million 0.50%
                                   Over $50 Million          0.25% thereafter

/1/ Safeco Securities, Inc. reserves the right to charge back broker concessions if plan sales fail to meet the above criteria.


Class B, Class C, and Certain Class A Shares. The purchase price for Class B, Class C, and certain Class A shares is NAV; however a contingent deferred sales charge (CDSC) may apply if you redeem shares according to the following schedule. To keep your CDSC as low as possible, each time you place a request to redeem shares in a Fund, we will redeem shares that have the lowest CDSC first. Shares of the Money Market Fund are not subject to CDSC except for shares purchased by exchange from another Fund.


CDSC for Class B/1/, Class C/1/, and Certain Class A Shares
Year of Redemption/2/             1 year 2 years 3 years 4 years 5 years 6 years 7+ years
Class B (except intermediate-term
bond Funds/3/)                      5%      4%      3%      3%      2%      1%     None

Class B (intermediate-term
bond Funds only/3/)                 4%      3%      2%      2%      1%    None     None

Class C                             1%    None    None    None    None    None     None

Class A shares purchased without
an initial sales charge/4/          1%    None    None    None    None    None     None

/1/ For Class B and Class C shares, percentage is based on the lower of NAV at time of purchase or at time of redemption.
/2/ Any period of time that shares are held in the Money Market Fund will not be considered when determining CDSC or conversion to Class A shares.
/3/ Intermediate-term bond Funds are Safeco Intermediate-Term Municipal Bond
    Fund, Safeco Intermediate-Term U.S. Government Fund, and Safeco Intermediate-Term Bond Fund.
/4/ Purchases of $1,000,000 or more of Class A shares are subject to a 1.00% contingent deferred sales charge on redemptions made in the first twelve months, except with respect to participant-directed redemptions from qualified retirement plans.


Your broker receives a percentage of sales charges and fees. In addition, Safeco Securities, Inc., or its affiliates, may, at their expense, pay additional concessions or promotional incentives to brokers that sell shares of the Funds and other registered investment companies. Such additional concessions or incentives may be offered only to brokers that satisfy certain sales volume/growth criteria, or that meet other criteria as may be established from time to time. There are no sales charges on shares you acquire through dividend reinvestment or other Fund distributions or for Class A shares that you have exchanged for Class A shares of another Fund, other than the Money Market Fund.


The Funds' transfer agent may pay securities broker-dealers and other financial intermediaries a servicing fee for providing certain administrative services to qualified retirement plans and other institutional omnibus accounts, and the Funds' advisor may pay a portion of such fees from the advisor's own resources.

Sales Charge Reductions and Waivers

Sales charges may be reduced or waived under certain circumstances and for certain groups. Additional information about reductions and waivers of sales charges is in the SAI or on our Web site at www.safecofunds.com. Consult your financial advisor or the SAI to see if this applies to you. To receive a sales charge reduction or waiver you must advise the distributor when purchasing shares, or the transfer agent when redeeming shares, that a special condition applies as described below.

Reducing Your Class A Sales Charges. There are a number of ways a shareholder can reduce the initial sales charge on Class A shares.


At the time an investment is made, Safeco Mutual Funds must be notified that the investment may be eligible for a sales charge reduction, either by the shareholder or the financial advisor. Investors need to disclose any Safeco Mutual Fund-Class A positions that they or related parties hold at other broker/dealers if they wish to aggregate those holdings to become eligible for breakpoint discounts. Notification for new accounts can be provided on the new account form; notification for subsequent purchases can be submitted via letter/form. If Safeco Mutual Funds is not notified, the investment might not receive the appropriate sales charge reduction.



Rights of Accumulation (ROA): Lets a shareholder add the value of any Safeco Mutual Fund Class A shares they already own to the amount of his/her next purchase of Class A shares for the purpose of the sales charge calculation. If the total investment in Class A shares equals or exceeds one of the breakpoints listed in the prospectus, the shareholder automatically qualifies for ROA on the Class A shares being purchased. Please note that a letter/form is required to link accounts that are registered in a different social security number for ROA purposes. The ROA calculation is based on the current Net Asset Value (NAV) and the number of shares purchased.


Here's how an ROA works:

You have a current account value of $10,000 from a previous investment in the Growth Opportunities Fund, which was purchased with a 5.75% front-end sales load. You plan to invest an additional $40,000 in the International Stock Fund. Using the ROA privilege, your new $40,000 investment can be combined with your existing Growth Opportunities Fund account balance to total $50,000. As a result, you will pay the lower sales charge of 4.50% (applicable to purchases of at least $50,000) on your new $40,000 investment. See "Reduction (Discount) Breakpoints for Initial Sales Charge on Class A Shares" table for breakpoint information.

SAFECO  MUTUAL  FUNDS                                            1-800-528-6501

Aggregating Accounts: To qualify for Class A breakpoints, a shareholder may aggregate investments in Safeco Mutual Funds made by the following persons: the shareholder, shareholder's spouse or domestic partner, dependent children, if made for their own account, or custodial accounts and/or:

..  trust accounts established by the above family members;

..  solely controlled business accounts;

..  single participant retirement accounts;

.. endowments or foundations established and controlled by the shareholder or his or her immediate family as defined above.


Some accounts cannot be aggregated. At the request of certain investment firms, some accounts are set up as "street name" or "nominee" accounts. Safeco Mutual Funds has either no, or very limited, access to the underlying client account information in these accounts. As such, we are generally unable to aggregate those accounts. A shareholder should check with his or her financial advisor or Safeco Mutual Funds to determine if this situation applies to an account.


Letter of Intent (LOI): Lets a shareholder purchase Class A shares of any Fund (except for the Money Market Fund) over a 13-month period and receive the same initial sales charge as if all shares had been purchased at once. An LOI allows the shareholder to take immediate advantage of the maximum quantity discount available. The LOI must be received by Safeco Mutual Funds within 90 days of the beginning of the period. The 13 month period begins on the date of the earliest purchase. The LOI should indicate the specific dollar amount that the shareholder intends to invest during the 13 month period. Capital appreciation and reinvested dividends/capital gains do not apply toward these combined purchases. The LOI calculation is based upon the Gross Amount Invested.

If, at the end of that 13 month period, if the shareholder is unable to invest the amount intended, he or she will need to pay the applicable sales charge for the amount invested or sell enough shares to do so.

Here's how an LOI works:


The Safeco Family Stock Funds are sold with a 5.75% front-end sales load. That sales charge declines to 3.50% for purchases in excess of $100,000. You open an account in Growth Opportunities Fund with a $10,000 investment and sign a letter of intent indicating that you intend to purchase a total of $100,000 worth of shares in one or more of the Safeco Family Stock Funds within the next 13 months. Consequently, you will receive a breakpoint discount on your purchase and pay a sales charge of 3.50%. See "Reduction (Discount) Breakpoints for Initial Sales Charge on Class A Shares" table for breakpoint information.


CDSC Waivers. As long as you notify us at the time you redeem shares, the CDSC for each share class will generally be waived for:

..  shareholder death or post purchase disability;

.. certain systematic withdrawals (annual withdrawals must be less than 10% of your investment in each Fund);

..  certain distributions from qualified retirement plans or accounts; or

..  liquidation of a shareholder's account by a Fund.

Reinstatement Privilege. You may generally reinstate without a sales charge some or all redemption proceeds in the same share class of any Fund within 60 days of the redemption date, as long as you notify us in writing before you reinvest. NAV per share will be calculated as of the date money is reinvested. All accounts involved must have the same registration. For Class A shares, this is a one-time privilege with respect to the initial sales charge. For Class B and Class C shares, if you paid a CDSC when you redeemed your shares, you will be credited with the amount of the CDSC.

Waivers for Certain Investors. In certain situations, Class A shares may be offered without an initial sales charge or CDSC to eligible individuals and institutions, including:

.. selling brokers and their employees, sales representatives, and certain family members;

.. financial representatives utilizing Fund shares in fee-based investment products under a signed agreement with Safeco Securities, Inc.;

.. retirement plan participants who borrow from their retirement accounts by redeeming Fund shares and subsequently repay such loans via a purchase of Fund shares;

.. retirement plan participants who receive distributions from a tax-qualified employer-sponsored retirement plan which is invested in Fund shares, the proceeds of which are reinvested in non-qualified accounts;

.. employee benefit plans that are clients of administrators or consultants who have entered into agreements with Safeco Securities, Inc. or any of its affiliates;

..  any direct or indirect affiliates of Safeco Securities, Inc.;

..  current or retired officers, directors, trustees, or employees of any Safeco
   Fund or Safeco Corporation or its affiliates and the children, spouse, or parents of such persons;


.. companies exchanging shares with or selling assets to one or more of the Safeco Mutual Funds pursuant to a merger, acquisition or exchange offer; and



.. purchases made with redemption proceeds (within 60 days) from mutual funds having a similar investment objective with respect to which the investor paid a front-end sales charge.


Understanding 12b-1 Fees


The Funds have adopted distribution plans to pay for the marketing of Fund shares and for services provided to shareholders. The plans provide for payments at annual rates based on average net assets for each Fund and share class. Under the plans, the Funds pay Safeco Securities, Inc. a 12b-1 fee to sell shares of a given class and/or provide ongoing account services to shareholders (0.25% for Class A shares and 1.00% for Class B and Class C shares). These services may include establishing and maintaining shareholder accounts, answering shareholder inquiries, and providing other personal services to shareholders. These 12b-1 fees also compensate the distributor for other expenses including printing and distributing prospectuses to persons other than shareholders and preparing, printing, and distributing advertising and sales literature and reports to shareholders used for sales purposes.


Because these fees are paid out of a Fund's assets on an ongoing basis, over time they will increase the cost of your investment and may cost you more than paying other types of sales charges. Shares of the Money Market Fund do not currently have Rule 12b-1 fees.

Additional Expense Information


Revenue Sharing. Safeco Securities, Inc. and its affiliates may pay broker-dealers and other marketers fees for various levels of marketing support and exposure and may be willing to contribute financially to take part in various events hosted or sponsored by various marketing organizations (i.e., "pay-to-play"). These relationship arrangement payments are not made with Fund assets. In addition, the Funds' transfer agent, Safeco Services Corporation, enters into sub-transfer agent agreements with various administrative service providers. These payments are made by Safeco Services Corporation and are not specifically for sales, distribution, shelf space, marketing support, or exposure to sales forces.


Soft-Dollar Arrangements. Under "soft-dollar" arrangements, mutual fund investment advisors use part of the brokerage commissions they pay to broker-dealers for executing trades to obtain research and other services. These arrangements can create incentives for investment advisors to trade excessively or use broker-dealers who otherwise do not provide best execution of Fund trades or promise favored distribution arrangements to obtain more soft-dollar services, thereby increasing shareholders' costs. See the SAI for information regarding the Funds' brokerage practices.


Portfolio Brokerage Commission. SAM attempts to obtain brokerage services for Fund trades from broker-dealers who consistently provide timely execution of trades at the lowest price ("best execution"). In situations involving thinly traded securities, SAM will occasionally use broker-dealers with expertise in such securities even though the commission may not be the lowest available. SAM has not entered into brokerage arrangements whereby trades are directed to specific broker-dealers in return for marketing or sales commitments with respect to Fund shares or other products and services offered by SAM's affiliates.


Opening Your Account


Class A, Class B, and Class C shares are purchased through brokers, registered investment advisors, banks, and other financial institutions that have entered into selling agreements with the Funds' distributor. To open an account, consult your financial advisor. A sales representative will help you complete an account application and make your initial purchase of Safeco Mutual Funds. If you are investing for a retirement account, complete and sign a retirement account application (note: you may not invest in tax-exempt bond Funds for a retirement account).



Before we open an account, we may be required to verify the identity of prospective account owners and/or authorized traders on an account. As part of our customer identification program, we may ask you to provide personal information on the application for all authorized persons on the account. In addition to your name, this information includes date of birth, Social Security number (SSN) or individual taxpayer identification number (ITIN), and residential street address. Safeco Mutual Funds may use independent means to verify the accuracy of the information provided.



We reserve the right to refuse an account application, close an existing account, or take such other steps that we deem necessary to comply with our customer identification program.


Safeco Mutual Funds are only open to U.S. citizens and resident aliens within the U.S. having a SSN or ITIN.

SAFECO  MUTUAL  FUNDS                                            1-800-528-6501

Transacting Business

BY MAIL:

You can apply for a new account or request account transactions by writing to Safeco Mutual Funds at the following address:

Safeco Mutual Funds
P.O. Box 219241
Kansas City, MO 64121-9241

For overnight/express delivery:
Safeco Mutual Funds
330 W. 9/th/ Street
Kansas City, MO 64105-1514

BY WIRE:

If you have an account with Safeco Mutual Funds, you can request that your bank transmit U.S. funds by wire to the Funds' designated bank. In order to use this method, you must first call Safeco Mutual Funds at 1-800-528-6501.

The wire must be received by the Funds' bank by the close of regular trading on the NYSE in order to receive that day's NAV. If we receive your purchase after the NYSE has closed for the day, the price you will pay is the NAV as of the next business day. Your bank should send wires to:

State Street Bank, Boston, MA
ABA # 011000028
Account # 99061905

Have your bank include with the wire, the account owner name and number of your Safeco Mutual Funds account, the name of the Fund, and the share class in which you want to invest. Please note that your bank may charge a fee to wire funds. Safeco Mutual Funds is not responsible for delays caused by inadequate wire instructions.

When redeeming shares, you may request that redemption proceeds be wired to your pre-established bank account. Safeco Mutual Funds currently charges a $20 fee to wire redemption proceeds (a higher charge applies to international wires, which may vary by country or dollar amount) and some banks charge a fee to receive a wire.

BY TELEPHONE:

Certain account transactions may be done by telephone. The range of transactions allowed under this option may vary by type of account. If you or your financial advisor do this, you must be willing to assume the risk of any loss so long as we follow reasonable security procedures to verify your identity, such as requiring that you provide certain personal information. Although we record calls for your protection and employ measures to prevent unauthorized account access, we cannot assure you that telephone activity will be completely secure or free of delays or malfunctions. Safeco Mutual Funds is not responsible for the negligence or wrongful acts of third parties.

If your account is held directly with Safeco Mutual Funds, you may utilize our Automated Services Line by calling 1-800-463-8794 or speak with a representative by calling 1-800-528-6501. Our Automated Services Line provides a menu of choices and gives you Fund price information, mailing and wiring instructions, and other Fund information.


If your securities broker maintains an account for you and holds your Fund shares in its "street name," you must contact an investment professional at your securities broker to place an order affecting your Fund shares.


During times of unusual market volatility, you may find it difficult to access Safeco Mutual Funds by telephone. We may suspend, limit, modify, or terminate telephone transaction privileges at any time without prior notice.

THROUGH A REGISTERED SECURITIES DEALER, REGISTERED INVESTMENT ADVISOR, BANK, OR OTHER FINANCIAL INSTITUTION:

You may purchase or redeem Fund shares through various third party intermediaries, including banks, brokers, and investment advisors. The intermediary may charge a fee for its services.

Purchasing, Redeeming, and Exchanging Shares


The price of one Fund share of a class, whether you are purchasing, redeeming, or exchanging shares is its NAV next determined after the order is placed with a Fund, the Funds' transfer agent or its designee, or the Funds' principal underwriter (distributor) and any dealers which have a selling agreement to sell Fund shares. (Offering price for Class A shares is NAV plus sales charge, if applicable. See "Choosing a Share Class" for more information.) Orders must include any money required and sufficient instructions to complete your transaction. If we receive your order after the NYSE has closed for the day, NAV will be calculated as of the next business day.

The Funds have entered into agreements authorizing the Funds' transfer agent and the Funds' principal underwriter (distributor) and their designees, including dealers which have entered into agreements to sell Fund shares, to accept purchase orders and redemptions on the Fund's behalf. All such purchase orders and redemptions received in good order by the intermediary (or its designee) before 4:00 p.m. Eastern time will receive that day's NAV, and all purchase orders and redemptions received in good order by the intermediary (or its designee) after 4:00 p.m. Eastern time will receive the next day's NAV.

Recent SEC proposals, with few limited exceptions, would require that all trades, including those through intermediaries, be received by the Funds prior to the close of the NYSE in order to receive that day's NAV. Trade orders may have to be placed with intermediaries well in advance of the NYSE close to allow the intermediary time to aggregate and transmit orders to the Funds. Shareholders are advised to inquire regarding an intermediary's trading policies and procedures.



Unless your financial advisor maintains your account and holds your Fund shares in its "street name" in an omnibus account with Safeco Mutual Funds, we must have received a completed, signed account application and your money before we can conduct any transaction.



We and our authorized intermediaries reserve the right not to accept customer orders that are incomplete or unclear, and the intermediaries reserve the right to accept certain institutional customer orders conditioned on the understanding that the orders may later be refused if they cannot be transmitted to us or processed in a timely manner.


The Funds no longer issue share certificates. Shares are electronically recorded. To redeem existing certificated shares, you must submit the certificates to Safeco Mutual Funds along with a letter of instruction.

When the NYSE is closed or if trading is restricted or an emergency exists, you may not be able to purchase, redeem, or exchange Fund shares or we may delay paying your redemption proceeds. Also, if immediate payment could adversely affect a Fund, we may delay payment for up to seven days. Payment for shares you recently purchased by check or electronic transfer may be delayed until the check or electronic transfer clears, which may take up to 15 calendar days from the date of your purchase.

In addition to Class A, Class B, and Class C shares, each Fund offers Investor Class shares and the International Stock Fund offers Institutional Class shares that are offered in separate prospectuses. Because the Funds' separate share classes have different fees and expenses, their net investment performances will vary.

We reserve the right to refuse any purchase order, including exchanges. If we refuse your purchase order, we will notify you in writing or by telephone and return any money due, unless prohibited from doing so by law. If your purchase order was part of an exchange, the entire transaction will be voided as though the order had never been received. If your order was submitted through an intermediary we will contact that intermediary.

Authorizing Signatures. On your account application, you will be asked to specify the number of signatures required to authorize account changes and transactions. Please note that allowing fewer than all account owners to authorize account changes and transactions has important implications. For example, one owner of a joint account could redeem shares without the co-owner's signature. If you select fewer than all account owner signatures, you can revoke this instruction by sending a written request to Safeco Mutual Funds. Unless you indicate otherwise, we will require that all account owners sign any account change or transaction instructions.

We may require certified copies of supporting documents (e.g., death certificates and court orders) and a signature guarantee from a bank, credit union, or broker-dealer that participates in a STAMP Medallion Signature Guarantee program before we can process certain transactions and requests. A STAMP Medallion Signature Guarantee helps ensure that you have in fact authorized a transaction or change to your account. You can obtain a STAMP Medallion Signature Guarantee for a nominal fee from most banks, brokerage firms, and other financial institutions. We do not accept notarized signatures.

Purchasing Shares. You may purchase shares of a Fund only if it is qualified for purchase in the state where you live. When placing a purchase order, you should specify whether the order is for Class A, Class B, or Class C shares, otherwise your money will be automatically invested in Class A shares. If you do not designate the Fund(s) in which you want to invest, your money will be invested in Class A shares of the Money Market Fund. We reserve the right to refuse the purchase of shares.

You may purchase up to $50,000 in share value per day through electronic funds transfer from your bank account. Your bank may charge you a fee for this service.

SAFECO  MUTUAL  FUNDS                                            1-800-528-6501

Minimum purchase amounts apply separately to each Fund. Current minimum amounts for the purchase of Fund shares are shown in the following table:


Minimum                         Additional
Purchase                        Purchases
Amounts      Initial Additional  through
per Fund     Amount   Amounts      AIM*

All Accounts $1,000     $100       $50

* Our Automatic Investment Method (AIM) allows you to make regular monthly purchases by authorizing us to withdraw a specific amount from your bank account and invest it in the Fund of your choice.

If you are an employer that uses group billing, you may establish a self-administered Payroll Deduction Plan in any Fund. Payroll deduction amounts are negotiable. For more information, call us at 1-800-528-6501.

We do not accept currency, credit card convenience checks, traveler's checks, or money orders, and can accept only checks and wires made payable to Safeco Mutual Funds and drawn in U.S. dollars on a U.S. bank account. We reserve the right to refuse any check, including third party checks. You will be charged a $12 service fee for every check or electronic funds transfer returned unpaid.

Redeeming Shares. You can redeem (sell) your shares of the Funds at any time, subject to certain restrictions, in the same way that shares are purchased, including by mail, by telephone, or through certain intermediaries. Telephone redemptions may not be available for retirement accounts.


Effective July 1, 2004, the Funds, other than the Money Market Fund, will assess a 2.00% redemption fee (as a percentage of the amount redeemed or exchanged) for Class A shares held less than 30 days in the Fund. These fees will be paid directly to the Fund and help offset the brokerage commissions, market impact, and other costs associated with fluctuations in Fund asset levels and cash flow caused by short-term shareholder trading.


The 30-day-holding period is Fund specific. We do not consider the total time the money has been invested in the Safeco mutual fund family in determining the 30-day-holding period. For purposes of determining the redemption fee, shares held the longest will be redeemed first.

The redemption fee will not be taken on shares:

..  purchased under an approved pre-established systematic purchase arrangement;

..  purchased through reinvestment of dividends or capital gains;

..  converted from Class B shares;

..  purchased through a Fund merger;

..  redeemed under an approved pre-established Systematic Withdrawal Plan;


.. redeemed by omnibus accounts maintained by intermediaries that do not have the systematic capability to process the redemption fee;


.. redeemed by certain approved fee-based programs that do not have the systematic capability to process the redemption fee;

.. held through certain qualified retirement plans that do not have the systematic capability to process the redemption fee;

..  redeemed following the death or post-purchase disability of the shareholder;
   and

..  when redemption is initiated by a Fund.

The Funds have the discretion to waive the 2.00% redemption fee if necessary to preserve a Fund's qualification as a regulated investment company for tax purposes.

Safeco Mutual Funds encourages brokers that maintain omnibus accounts, sponsors of fee-based program accounts, and retirement plan administrators to modify computer programs where necessary to impose the redemption fee or to develop alternate processes to monitor and restrict short-term trading activity in the Funds. To the extent computer programs require modification or alternate processes are needed, a Fund's ability to assess a redemption fee on these types of accounts is limited. Applicable redemption fees will be implemented as the technical ability to collect the fee is developed.

To redeem shares, Funds may require all account owner signatures, updated account registration, and bank account information. A STAMP Medallion Signature Guarantee is required if a redemption, including exchanges and transfers, is over $50,000, is made payable to someone other than an account owner, or is submitted in conjunction with an address update. We reserve the right to require a STAMP Medallion Signature Guarantee in other circumstances, without notice.

Generally, we will mail redemption checks on the next business day after the redemption date. Your money may be transferred directly to your bank account if you choose this service on your initial application or if you send us a written request. If you change your address by telephone you may not use that service to redeem shares for a period of 30 days. There is a $25 charge to place a stop payment on a check.

If you choose the Systematic Withdrawal Plan, a Fund will automatically redeem shares in your account and send you a monthly withdrawal check or will transfer money electronically to your bank. Your bank may charge you for this service. The minimum withdrawal for this service is $50 per Fund. For more information call 1-800-528-6501.


We may reinvest into your account any redemption checks that are returned to us as "undeliverable" or that remain outstanding for more than six months. This reinvestment will reflect the NAV next computed after the check is cancelled.


Redemption Drafts--Money Market Fund Only. If you are a shareholder in the Money Market Fund, we will send you, upon request and free of charge, redemption drafts that allow you to withdraw funds from your account. You must have a minimum balance of $1,000 before ordering drafts. Redemption drafts are not available for retirement accounts.

Drafts may be made payable to anyone and must be:

1) $500 or more; and
2) signed by the authorized account owners.


We reserve the right to refuse drafts on accounts that have uncollected funds. If you write a draft against insufficient funds, there may be a charge and we may close your account. There is a $25 charge to place a stop payment on a draft.


Exchange Privilege. An exchange is when you redeem shares of one Fund and shortly thereafter purchase shares of another Fund that is approved for purchase in your state. Always read the prospectus before making an exchange into a Fund that is new to you.


Effective July 1, 2004, the Funds, other than the Money Market Fund, will assess a 2.00% redemption fee on the value of exchanged Class A shares that are held less than 30 days in the Fund. (See "Redeeming Shares" for details.)



Here are some additional things you should know about exchanges:


..  exchanges of Fund shares must be at least $1,000;

.. except for shares from the Money Market Fund, there is no sales charge imposed on the exchange of Fund shares of one Class for same Class shares of another Fund, provided ownership of the account does not change;

.. for purposes of computing the CDSC on shares that were previously exchanged, the length of time of ownership of such shares will be measured from the date of original purchase except for the time period during which a shareholder is invested in Class B shares or Class C shares (as the case may be) of the Money Market Fund;

.. under normal circumstances, we will purchase shares of the Fund into which you are exchanging on the same day that we process your order to redeem; and

.. exchanges of mutual fund shares are generally taxable events (except for certain tax-qualified accounts). You may realize a capital gain or loss when you make an exchange.

Exchange Limitations. Keep in mind that mutual funds are not intended to be used as vehicles for frequent trading in response to short-term market fluctuations. To protect the interests of other shareholders in the Fund, we may cancel the exchange privileges of any parties who, in the opinion of Safeco Mutual Funds, are using abusive market timing strategies. Except for exchanges from the Money Market Fund or systematic exchanges that are preauthorized, exchange activity is limited to four exchanges within a one calendar year period per Fund.


Safeco Mutual Funds reserves the right to revise, suspend, or revoke the exchange privilege, limit the amount of any exchange, or refuse an exchange at any time, for any reason.


These limitations will not affect your ability to redeem your shares from any of the Funds, but may prevent you from purchasing the shares of the same or another Fund with your redemption proceeds. A Fund may delay forwarding redemption proceeds for up to seven days if the investor redeeming shares is engaged in excessive trading or if the amount of the redemption request otherwise would be disruptive to efficient portfolio management or, in the opinion of Safeco Mutual Funds, would adversely affect the Fund.

The ability of Safeco Mutual Funds to monitor exchanges made by the underlying shareholders of omnibus accounts, retirement plan accounts, and approved fee-based program accounts is limited in those instances in which the broker, retirement plan administrator, or fee-based program sponsor maintains the underlying shareholder accounts.


Maintaining Your Account

Account Statements. Periodically, you will receive an account statement indicating your current Fund

SAFECO  MUTUAL  FUNDS                                            1-800-528-6501
holdings and transactions affecting your account. We reserve the right to charge a reasonable fee for additional copies of your account statement(s).

Confirmation statements will be sent to you after each transaction that affects your account balance other than:

..  purchases made using AIM;

..  group purchases made by employers on behalf of their employees;

.. non quarter-end distributions that are reinvested or sent via electronic transfer;

..  annual custodial fees for retirement accounts; and

..  annual low balance fees.


Please review the information on each confirmation statement for accuracy immediately upon receipt. If you do not notify us within 30 days of any processing error, the Funds' transfer agent will consider the transactions listed on the confirmation statement to be correct.


We will also send you semiannual and annual reports. To reduce the volume of mail, we will send only one copy of these reports and the prospectus to a household (same surname, same address). If you need additional copies or do not want your mailings to be "householded," please contact us.

Low Balance Accounts. Maintaining and servicing low balance accounts in a Fund increases expenses for all shareholders. For this reason, we may close your investment in a Fund if it falls below $500. If this happens, we will first give you at least a 30-day notice, then redeem your shares at NAV and send the proceeds to you. In addition, accounts, other than employer sponsored plans, with balances under $1,000 in a Fund will be charged a $12 "low balance" fee. The low balance fee will be automatically deducted once each year from your account. The valuation of accounts and the fee deduction are expected to take place during the month of December. We will waive the fee if combined Safeco Fund balances for the same shareholder SSN or ITIN exceed $10,000.

Account Changes. If you purchased your shares through an investment professional who maintains an investment account for you and holds your shares in "street name" you should send your account registration changes or other requests to that firm. If shares are registered directly in your name, call 1-800-528-6501 to request a change of registration form. Make sure the form is signed by the authorized owner(s) specified on your account application. We may require certified copies of supporting documents (e.g., death certificates and court orders) and a signature guarantee from a bank, credit union, or broker-dealer that participates in a STAMP Medallion Signature Guarantee program before we can process the request.

Automatic Investment Method or Systematic Withdrawal Plan Changes. Send your request to change AIM purchases or systematic withdrawals in writing to Safeco Mutual Funds, P.O. Box 219241, Kansas City, MO 64121-9241. If you have enrolled in the telephone option service, you may place your request with a representative by telephone. Fund balance and transaction requirements apply. All changes must be completed at least 5 business days before your next scheduled transaction.

                            Safeco Family of Funds


Long-Term Growth                              Class A Class B Class C

Safeco Large-Cap Value Fund                   SFOAX   SFOBX   SADCX
Safeco Core Equity Fund                       SAEAX   SAEBX   SAECX
Safeco Large-Cap Growth Fund                  SUGAX   SCBUX   SAUCX
Safeco Multi-Cap Core Fund                    SFNAX   SFNBX   SNWCX
Safeco Small-Cap Value Fund                   SFEAX   SFEBX   SVUCX
Safeco Growth Opportunities Fund              SFGAX   SFGBX   SGOCX
Safeco Balanced Fund                          SABAX   SABBX   SOLCX
Safeco International Stock Fund               SSKAX   SSKBX   SISCX

Tax-Free Bond Income

Safeco Municipal Bond Fund                    SNBAX   SNBBX   SOMCX
Safeco Intermediate-Term Municipal Bond Fund  SOBAX   SOBBX   SOBCX
Safeco California Tax-Free Income Fund        SCXAX   SCXBX   SOICX

Bond Income

Safeco Intermediate-Term U.S. Government Fund SGNMX   SGNBX   SOGCX
Safeco Intermediate-Term Bond Fund            SFMAX   SFMBX   SOTCX
Safeco High-Yield Bond Fund                   SAHAX   SAHBX   SYBCX

Stability of Principal

Safeco Money Market Fund                      SOAXX   SOBXX   SECXX

SAFECO  MUTUAL  FUNDS                                            1-800-528-6501

For More Information

If you would like more information, the following documents are available free upon request:

Annual/Semiannual Reports


Additional information about a Fund's investments is available in the Fund's annual and semiannual reports. In these reports, you will find a discussion of the market conditions and investment strategies that significantly affected its performance for the respective reporting period.


Statement of Additional Information (SAI)

The SAI provides more detailed information about the Funds. A current SAI is on file with the SEC, is incorporated herein by reference, and is legally considered part of this prospectus.


For copies of these documents or for other information about the Funds:


Write to:                           Safeco Mutual Funds
                                    P.O. Box 219241
                                    Kansas City, MO 64121-9241

Call:                               1-800-528-6501

Visit our Web site:                 www.safecofunds.com

Or contact the SEC [note: the SEC may charge a fee to copy documents]:

Write to:                           SEC Public Reference Section
                                    Washington, DC 20549-0102

E-mail:                             publicinfo@sec.gov

Visit the SEC Web site:             http://www.sec.gov

                                    Registration filings are located
                                    on the EDGAR Database


Visit the SEC:                      Public Reference Room
                                    450 Fifth Street, N.W.
                                    Washington, DC 20549-0102
                                    1-202-942-8090 or 1-800-SEC-0330


                                    SEC 1940 Act File Number:
                                                                       811-6167
                                                                       811-5574
                                                                       811-7300
                                                                       811-3347
                                                                       811-6667

Privacy Statement

Safeco Mutual Funds appreciates the trust you place in us when you ask us to help protect and accumulate your assets. You trust us with your private, personal information when you invest with us. We are committed to protecting your private information. Safeco does not sell information about you to others.

To learn more about how Safeco collects and uses your personal information, please read the following notice.

Safeco's sources of information about you
We collect personal information about you from:
.. Information provided by you or your representative on applications or other forms furnished to us or through other interactions that you or your representative have with us.
..  Information arising from your investments in or accounts with us.
..  Information from other sources with your consent.

Safeco's use of your personal information
We treat your information with respect and concern for your privacy. We do not disclose any nonpublic personal information about our customers or former customers to anyone, except as permitted by law.
Some examples of disclosures permitted by law are:
.. We may share information with affiliated and unaffiliated companies with whom we have contracts for investment management, distribution and servicing of the Funds.
..  We may share tax reporting information and other information as required by governmental agencies.
..  We may share information with other organizations with your consent.

When we make this type of disclosure it is done to service your Safeco account, or to inform you about Safeco products and services. Before disclosing your information, we require these companies to contractually agree to keep it confidential and use it only for the transaction we request.

Independent Safeco Representatives
The Representatives authorized to sell Safeco Mutual Funds are not Safeco employees and not subject to Safeco's Privacy Policy. Because they have a unique business relationship with you, they may have additional personal information about you that Safeco does not have. They may use this information differently than Safeco. Contact your Representative to learn more about their privacy practices.

Protecting your personal information from unauthorized access
We limit employee access to customer information to those employees with a legitimate business reason for such access. We maintain physical, electronic and procedural safeguards to protect your personal information from being accessed by unauthorized persons.

Changes to this Statement
We may occasionally make changes to this statement and will notify you of those changes.

This information is provided on behalf of the Safeco family of mutual funds, their distributor, and their transfer agent.

                    This page is not part of the prospectus

 For Shareholder Services Mailing Address            You should rely only on
 1-800-528-6501           Safeco Mutual Funds        the information contained
 Telephone calls are      P.O. Box 219241            in the prospectus or that
   tape-recorded          Kansas City, MO 64121-9241 we have referred you to.
 for your protection.                                We have not authorized
                          Express/Overnight Mail     anyone to provide you
 For Financial            Safeco Mutual Funds        with information that is
  Professionals           330 W. 9th Street          different. The prospectus
 1-800-706-0700           Kansas City, MO 64105-1514 is not an offer or a
                                                     solicitation of an offer
 For Yields, Prices and   Distributor                for you to purchase
 Performance Information  Safeco Securities, Inc.    shares of the Funds in
 24 hours a day, 7 days                              any state unless the
   a week                                            shares are qualified for
 1-800-463-8794                                      purchase there.

 Web Site
 www.safecofunds.com


                                                   [LOGO] Safeco

                                                         Printed on Recycled
                                                         Paper
                                                         Safeco(R) and the
                                                         Safeco logo are
                                                         trademarks of Safeco
                                                         Corporation.

GMF 4111                                                                   04/04

                                     PART B
                                     ------

                       STATEMENT OF ADDITIONAL INFORMATION


SAFECO COMMON STOCK TRUST:                                    SAFECO TAXABLE BOND TRUST:


     SAFECO LARGE-CAP VALUE FUND                                   SAFECO INTERMEDIATE-TERM U.S.
     SAFECO CORE EQUITY FUND                                          GOVERNMENT FUND
     SAFECO LARGE-CAP GROWTH FUND                                  SAFECO HIGH-YIELD BOND FUND

     SAFECO MULTI-CAP CORE FUND

     SAFECO SMALL-CAP VALUE FUND                              SAFECO TAX-EXEMPT BOND TRUST:
     SAFECO GROWTH OPPORTUNITIES
        FUND                                                       SAFECO MUNICIPAL BOND FUND
     SAFECO BALANCED FUND                                          SAFECO INTERMEDIATE-TERM MUNICIPAL
     SAFECO INTERNATIONAL STOCK                                       BOND FUND
        FUND                                                       SAFECO CALIFORNIA TAX-FREE INCOME FUND


SAFECO MANAGED BOND TRUST:                                    SAFECO MONEY MARKET TRUST:


     SAFECO INTERMEDIATE-TERM BOND                                 SAFECO MONEY MARKET FUND
        FUND                                                       SAFECO TAX-FREE MONEY MARKET FUND



This Statement of Additional Information (SAI) is not itself a prospectus. It should be read in conjunction with the Advisor Class A, Class B and Class C prospectus dated April 30, 2004, the Investor Class prospectus dated April 30,
2004, or the Institutional Class prospectus dated April 30, 2004, as appropriate for each Fund listed above (collectively, the "Funds"). Portions of the Trusts' annual reports are incorporated by reference into this SAI. To receive a copy of a prospectus or annual or semiannual report to shareholders, write to: Safeco
Mutual Funds, P.O. Box 219241, Kansas City, MO 64121-9241.

      Nationwide
      Advisor Class A, Class B, and                    Investor and Institutional Class Shares:
      Class C Shares:                                  1-800-624-5711
      1-800-528-6501



The date of this Statement of Additional Information is April 30, 2004.


TABLE OF CONTENTS

                                                                                                 PAGE

GENERAL INFORMATION .............................................................................3
CHARACTERISTICS OF THE TRUSTS' SHARES............................................................3
OVERVIEW OF INVESTMENT POLICIES..................................................................5
I. Fundamental Investment Policies ..............................................................6
II. Non-Fundamental Investment Policies .........................................................8
ADDITIONAL INVESTMENT INFORMATION ...............................................................12
SPECIAL INVESTMENT RISKS.........................................................................40
         BELOW INVESTMENT GRADE BONDS............................................................40
         FOREIGN SECURITIES......................................................................41
         CURRENCY EXCHANGE RATES.................................................................42
         HEDGING TRANSACTIONS....................................................................42
         GEOGRAPHIC AND ISSUER SIZE LIMITATIONS..................................................43
LENDING OF PORTFOLIO SECURITIES..................................................................55
REDEMPTION IN KIND ..............................................................................55
SALES CHARGE WAIVERS ............................................................................56
CONVERSION OF CLASS B SHARES.....................................................................57

INFORMATION ON CALCULATION OF NET ASSET

        VALUE PER SHARE .........................................................................58


INFORMATION ON DIVIDENDS FOR THE

        MONEY MARKET FUNDS.......................................................................59
MANAGEMENT OF THE FUNDS..........................................................................59

CONTROL PERSONS AND PRINCIPAL SHAREHOLDERS OF

        CERTAIN FUNDS ...........................................................................66
INVESTMENT ADVISORY AND OTHER SERVICES...........................................................70
BROKERAGE PRACTICES..............................................................................89
TAX INFORMATION..................................................................................90
RETIREMENT PLANS.................................................................................97
FINANCIAL STATEMENTS.............................................................................98
APPENDIX A - DESCRIPTION OF RATINGS..............................................................99

APPENDIX B - PROXY VOTING POLICY AND PROCEDURES FOR

        SAFECO MUTUAL FUND TRUSTS................................................................105
APPENDIX C - PROXY VOTING POLICY OVERVIEW AND GUIDELINES
        FOR SAFECO ASSET MANAGEMENT..............................................................106



GENERAL INFORMATION

Each of the Safeco Common Stock Trust (the "Common Stock Trust"), the Safeco Managed Bond Trust (the "Managed Bond Trust"), the Safeco Taxable Bond Trust (the "Taxable Bond Trust"), the Safeco Tax-Exempt Bond Trust (the "Tax-Exempt Bond Trust"), and the Safeco Money Market Trust (the "Money Market Trust") is a Delaware statutory trust established under a Declaration of Trust dated May 13, 1993. All are registered as open-end management investment companies under the Investment Company Act of 1940, as amended (the "1940 Act").


The Common Stock Trust offers its shares through eight diversified series funds:
Safeco Large-Cap Value Fund, ("Large-Cap Value Fund") formerly Safeco Dividend Income Fund, Safeco Core Equity Fund ("Core Equity Fund"), formerly Safeco Equity Fund, Safeco Large-Cap Growth Fund, ("Large-Cap Growth Fund"), formerly Safeco U.S. Growth Fund, Safeco Multi-Cap Core Fund, ("Multi-Cap Core Fund") formerly Northwest Fund, Safeco Small-Cap Value Fund ("Small-Cap Value Fund") formerly Safeco Small-Company Value Fund, Safeco Growth Opportunities Fund ("Growth Opportunities Fund"), formerly Safeco Growth Fund, Safeco Balanced Fund ("Balanced Fund"), and Safeco International Stock Fund ("International Fund") (collectively, the "Stock Funds").


The Managed Bond Trust offers its shares through a single diversified series fund: Safeco Intermediate-Term Bond Fund ("Intermediate-Term Bond Fund"), formerly Safeco Managed Bond Fund.


The Taxable Bond Trust offers its shares through two diversified series funds:
Safeco Intermediate-Term U.S. Government Fund ("Intermediate-Term U.S. Government Fund"), formerly U.S. Government Fund, and Safeco High-Yield Bond Fund ("High-Yield Fund").

The Tax-Exempt Bond Trust offers its shares through three diversified series funds: Safeco Municipal Bond Fund ("Municipal Bond Fund"), Safeco
Intermediate-Term Municipal Bond Fund ("Intermediate-Term Municipal Bond Fund"), and Safeco California Tax-Free Income Fund ("California Tax-Free Income Fund") (collectively, the "Tax-Exempt Bond Funds").


The Money Market Trust offers its shares through two diversified series funds:
Safeco Money Market Fund ("Money Market Fund") and Safeco Tax-Free Money Market Fund ("Tax-Free Money Market Fund") (collectively, the "Money Market Funds").

CHARACTERISTICS OF THE TRUSTS' SHARES

The Tax-Free Money Market Fund offers only Investor Class shares. All of the other Funds offer multiple classes of shares. Only the International Fund offers Institutional Class shares. In general, Investor Class shares and Institutional Class shares are not subject to any front-end or contingent deferred sales charges or Rule 12b-1 fees. Advisor Class A shares are sold subject to a front-end sales charge and pay a Rule 12b-1 fee. Class B shares are not subject to a front-end sales charge, but may be subject to a contingent deferred sales charge if the shares are sold within six years (five years for intermediate-term bond funds) of their purchase and pay a higher Rule 12b-1 fee than Advisor Class A shares. Class B shares held for six years (five years for intermediate-term bond funds) automatically convert to Advisor Class A shares. Class C shares are not subject to a front-end sales charge, but may be subject to a contingent deferred sales charge if the shares are sold within 12 months after their purchase, and pay a higher Rule 12b-1 fee than Advisor Class A shares. Unlike Class B shares, Class C shares will not convert to any other share class.

Restrictions on Retaining or Disposing of Shares
There are no restrictions on the right of shareholders to retain or dispose of the Trusts' shares, except in the event that a Trust or any of its Funds is terminated in the future as a result of merger, reorganization or liquidation and distribution of assets.

Shareholder Obligations and Liabilities
Under Delaware law, the shareholders of the Trusts will not be personally liable for the obligations of a Trust or any Fund of the Trust. A shareholder is entitled to the same limitation of personal liability extended to shareholders of corporations. To guard against the risk that Delaware law might not be applied in other states, the Trust Instrument for each Trust requires that every written obligation of the Trust or a Fund of the Trust contain a statement that such obligation may only be enforced against the assets of the Trust or the Fund of the Trust and generally provides for indemnification out of the Trust's or the Fund's property of any shareholder nevertheless held personally liable for the Trust's or a Fund's obligations, respectively.

Dividend Rights
Shareholders of a Fund are entitled to receive any dividends or other distributions declared for that Fund. With respect to distributions, no shares have priority or preference over any other shares of the same Fund. Distributions will be made from the assets of a Fund, and will be paid ratably to all shareholders of the Fund according to the number of shares of such Fund held by shareholders on the record date.

Voting Rights

Shareholders are entitled to vote on any matter that (i) concerns an amendment to the Trust Instrument of any of the Trusts that would affect the voting rights of shareholders, (ii) requires a shareholder vote under the Investment Company Act of 1940 (the "1940 Act") or any other applicable law, or (iii) is submitted to them by the Trustees in their discretion. The 1940 Act requires a shareholder vote in certain circumstances, including to elect Trustees if the number of Trustees that have been elected by shareholders falls below two-thirds to make a material change to a Trust's investment advisory agreement, and to change any fundamental policy of a Trust. On any matter submitted to a vote of shareholders, all shares of the Funds of the Trust then issued and outstanding and entitled to vote shall be voted in the aggregate and not by Fund except for matters concerning only a Fund. Similarly, all shares of the Fund then issued and outstanding and entitled to vote shall be voted in the aggregate and not by Class except for matters concerning only a Class. The holders of each share of a Fund of a Trust shall be entitled to one vote for each full share and a fractional vote for each fractional share. Shares of one Fund of any of the Trusts may not bear the same economic relationship to the Trust as shares of another Fund of the same Trust. Voting rights are non-cumulative and cannot be modified without a majority vote of shareholders.

The participants in qualified plans have no pass-through voting rights. The trustees of such plans, or, in certain cases, a named fiduciary or an investment manager, will vote the shares held by the qualified plans.

Liquidation Rights
In the event of liquidation, shareholders will be entitled to receive a pro rata share of the net assets of the applicable Fund of the applicable Trust.

Preemptive Rights
Shareholders have no preemptive rights.

Conversion Rights
Shareholders have no conversion rights.

Redemption Provisions
The provisions for redemption by shareholders are set forth in the current prospectuses relating to the applicable Fund and share class and elsewhere in this SAI.

Sinking Fund Provisions
The Trusts have no sinking fund provisions.

Calls or Assessments
The shares are fully paid and non-assessable.

OVERVIEW OF INVESTMENT POLICIES

The investment policies of the Funds are described in the prospectuses and this SAI. These policies state the investment practices that the Funds will follow, in some cases limiting investments to a certain percentage of assets, as well as those investment activities that are prohibited. The types of securities (e.g., common stock, U.S. government securities or bonds) the Funds may purchase are disclosed in the prospectuses and this SAI. The Funds currently have no intention to purchase securities in material amounts that the following policies permit, but which are not currently described in the Funds' prospectus or this SAI. When satisfying investment policy percentage requirements, a Fund's "assets" or "net assets" means net assets plus any borrowings for investment purposes. If an investment policy's percentage limitation is adhered to immediately after and as a result of an investment, a later increase or decrease in values, net assets or other circumstances will not be considered in determining whether a Fund complies with the applicable limitation (except to the extent the change may impact a Fund's borrowing limit and liquidity policies.)

With respect to the investment restrictions of the Tax-Exempt Bond Funds and the Tax-Free Money Market Fund, the entity that has the ultimate responsibility for the payment of interest and principal on a particular security generally is deemed to be its issuer for purposes of such Funds' investment policies. The identification of the issuer of a tax-exempt security for purposes of diversification depends on the terms and conditions of the security. For example, when the assets and revenues of an agency, authority, instrumentality or other political subdivision are separate from those of the government creating the subdivision and the security is backed only by the assets and revenues of the subdivision, such subdivision would be deemed to be the sole issuer for diversification purposes. Similarly, in the case of an industrial development bond, if the bond is backed only by the assets and revenues of the non-governmental user, then such non-governmental user would be deemed to be the sole issuer for purposes of diversification.

Fundamental investment policies cannot be changed without shareholder approval. Each Fund's fundamental investment policies can be changed only with the approval of a "majority of its outstanding voting securities," as defined by the 1940 Act. For purposes of such approval, the vote of a majority of the outstanding voting securities of a Fund means the vote, at a meeting of the shareholders of such Fund duly called, of (i) 67% or more of the voting securities present at such meeting if the holders of more than 50% of the outstanding voting securities are present or represented by proxy, or (ii) more than 50% of the outstanding voting securities, whichever is less. The Boards of Trustees may change non-fundamental policies without shareholder approval, however, Funds bearing names that reflect an emphasis in specific types of investments, i.e. Core Equity Fund, Large-Cap Value Fund, International Fund, Small-Cap Value Fund, Large-Cap Growth Fund, High Yield Bond Fund, Intermediate-Term U.S. Government Fund, Intermediate-Term Bond Fund, California Tax-Free Income Fund, Municipal Bond Fund, and Intermediate-Term Municipal Bond Fund, will provide 60 days notice to shareholders before changing the Fund's investment emphasis.

I. FUNDAMENTAL INVESTMENT POLICIES

The six fundamental investment policies listed below apply to all of the Funds:

1. The Funds may not borrow money or issue senior securities, except as the 1940 Act, any rule or order thereunder, or SEC staff interpretation thereof, may permit.(1)

2. The Funds may not underwrite the securities of other issuers except that the Funds may engage in transactions involving the acquisition, disposition or resale of its portfolio securities, under circumstances where it may be considered to be an underwriter under the Securities Act of 1933.

3. The Funds may not purchase or sell real estate unless acquired as a result of ownership of securities or other instruments and provided that this restriction does not prevent the Funds from investing in issuers which invest, deal, or otherwise engage in transactions in real estate or interests therein, or investing in securities that are secured by real estate or interests therein, or exercising rights under agreements relating to such securities including the right to enforce security interests and to hold real estate acquired by reason of such enforcement until that real estate can be liquidated in an orderly manner.

4. The Funds may not purchase or sell physical commodities, unless acquired as a result of ownership of securities or other instruments and provided that this restriction does not prevent the Funds from engaging in transactions involving futures contracts and options, forward currency contracts, swap transactions and other financial contracts or investing in securities that are secured by physical commodities.

5. The Funds may not make loans, provided that this restriction does not prevent the Funds from purchasing debt obligations, entering into repurchase agreements, loaning its assets to broker-dealers or institutional investors and investing in loans, including assignments and participation interests.
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1 With respect to Fund borrowing in Fundamental Policy 1. above, such borrowing is limited to the extent that immediately following any such borrowing the Fund maintains asset coverage of at least 300% of the total of all outstanding borrowings, except that if such asset coverage falls below 300%, the Fund will within three business days, or longer if the SEC allows, reduce the amount of its borrowings accordingly.

6. The Funds will not purchase securities of any one issuer if, as a result, more than 5% of the Fund's total assets would be invested in securities of that issuer or the Funds would own or hold more than 10% of the outstanding voting securities of that issuer, except that up to 25% of the Fund's total assets may be invested without regard to these limitations, and except that these limitations do not apply to securities issued or guaranteed by the U.S. government, its agencies or instrumentalities or to securities issued by other open-end investment companies.

The fundamental policy below applies to all Funds except the Money Market Funds:

         The Funds will not make investments that will result in the concentration (as that term may be defined in the 1940 Act, any rule or order thereunder, or SEC staff interpretation thereof) of its investments in the securities of issuers primarily engaged in the same industry, provided that this restriction does not limit the Funds from investing in obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities.

The fundamental policy below applies only to the Money Market Fund:

         The Fund will not make investments that will result in the concentration (as that term may be defined in the 1940 Act, any rule or order thereunder, or SEC staff interpretation thereof) of its investments in the securities of issuers primarily engaged in the same industry, provided that this restriction does not limit the Fund from investing in obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities, or certain bank instruments issued by domestic banks.

The fundamental policy below applies only to the Tax-Free Money Market Fund:

         The Fund will not make investments that will result in the concentration (as that term may be defined in the 1940 Act, any rule or order thereunder, or SEC staff interpretation thereof) of its investments in the securities of issuers primarily engaged in the same industry, provided that this restriction does not limit the Fund from investing in obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities, or governmental issuers of special or general tax-exempt securities, or certain bank instruments issued by domestic banks.

The fundamental policy below applies only to the California Tax-Free Income Fund, Municipal Bond Fund, Intermediate-Term Municipal Bond Fund, and Tax-Free Money Market Fund:

         During normal market conditions, the Funds will not invest less than 80% of its net assets in obligations the interest on which is exempt from federal income tax and, in the case of the California Tax-Free Income Fund, also from California state personal income tax.

II. NON-FUNDAMENTAL INVESTMENT POLICIES


In addition to the policies described in the Funds' prospectuses, the following six non-fundamental policies have been adopted by all Funds covered by this SAI except as noted:

1. Foreign Currency Exchange: [All Funds except International Fund] The Funds will not buy or sell foreign currency, except as necessary to convert the proceeds of the sale of foreign portfolio securities into U.S. dollars.

2. Foreign Securities: [All Funds except International Fund] The Funds may invest up to 20% of its assets in foreign securities which are listed on a national exchange, including investments in American Depository Receipts.

3. Temporary Investments: The Funds may purchase as temporary investments for its cash: commercial paper; certificates of deposit; shares of no-load, open-end money market funds; repurchase agreements (subject to restrictions on the Fund's investment in illiquid securities), and other short-term investments.

4. Illiquid Securities: If immediately after and as a result of such action the value of the following securities, in the aggregate, would exceed 15% of the Fund's net assets [10% in the case of the Money Market Funds], the Fund will not (i) purchase securities for which there is no readily available market, (ii) purchase time deposits maturing in more than seven days, (iii) purchase over-the-counter (OTC) options or hold assets set aside to cover OTC options written by the Funds, (iv) enter into repurchase agreements maturing in more than seven days, or (v) invest in interests in real estate investment trusts which are not readily marketable or interests in real estate limited partnerships which are not listed or traded on the NASDAQ Stock Market.

5. Purchasing Securities on Margin: The Funds will not purchase securities on margin. However, the Funds may (i) obtain short-term credits as necessary to clear its purchases and sales of securities, and (ii) make margin deposits in connection with its use of financial options and futures, forward and spot currency contracts, swap transactions and other financial contracts or derivative instruments.

6. Leverage: The Funds may borrow money (i) from banks, (ii) from Safeco Corporation or its affiliated companies (for extraordinary or emergency purposes only), or (iii) by engaging in reverse repurchase agreements. Aggregate total borrowings from Safeco Corporation or its affiliated companies by each Fund is limited to no more than 5% of total assets immediately following the loan. The Funds will not commit to additional securities purchases if outstanding borrowings from affiliates are equal to 5% or more of total assets.(2)

In addition to the common non-fundamental policies described above, the following non-fundamental policies, under normal circumstances, apply to each of the Funds of the named Trust as noted:
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(2) A Fund will not commit to additional securities purchases if total outstanding borrowings are equal to 5% or more of total assets.

Safeco Common Stock Trust


Convertible Securities: [Core Equity Fund, Large-Cap Growth Fund, Small-Cap Value Fund, Growth Opportunities Fund only] The Fund may invest in securities convertible into common stock, but less than 35% of its total assets will be invested in such securities.

Equity and Equity-Related Securities: Large-Cap Value Fund will invest at least 80% of its net assets (plus any borrowings for investment purposes) in equity and equity-related securities of companies whose total market capitalization at the time of investment is at least $4 billion; Core Equity Fund will invest at least 80% of its net assets (plus any borrowings for investment purposes) in equity and equity-related securities; Large-Cap Growth Fund will invest at least 80% of its net assets (plus any borrowings for investment purposes) in equity and equity-related securities of companies whose total market capitalization at the time of investment is within the range of market capitalizations of companies included in the Russell 1000 Growth Index; Small-Cap Value Fund will invest at least 80% of its net assets (plus any borrowings for investment purposes) in equity and equity-related securities of companies with total market capitalization at the time of investment of less than $1.5 billion; and International Fund will invest at least 80% of its net assets (plus any borrowings for investment purposes) in stock and at least 65% of its total assets in securities issued by companies domiciled in countries other than the United States.

Forward Contracts, Options, Futures Contracts and Options on Futures: [All Funds except Core Equity Fund, Large-Cap Growth Fund, Growth Opportunities Fund, Small-Cap Value Fund, and Balanced Fund]: The Fund will not write a put or call option if, as a result thereof, the aggregate value of the assets underlying all such options (determined as of the date such options are written) would exceed 20% of the Fund's net assets.

[Core Equity Fund, Large-Cap Growth Fund, Growth Opportunities Fund, Small-Cap Value Fund, and Balanced Fund only]: The Fund will not write a put or call option if, as a result there of, the aggregate value of the assets underlying all such options (determined as of the date such options are written) would exceed 25% of the Fund's net assets.


[All Funds]: The Fund will not purchase a put or call option or option on a futures contract if, as a result thereof, the aggregate premiums paid on all options or options on futures contracts held by the Fund would exceed 20% of the Fund's net assets.

[All Funds]: The Fund will not enter into any futures contract or option on futures contract if, as a result thereof, the aggregate margin deposits and premiums required on all such instruments would exceed 5% of the Fund's net assets.

Safeco Managed Bond Trust

Temporary Defensive Measures: The Fund may hold cash as a temporary defensive measure when market conditions so warrant.

When-Issued Securities: The Fund may purchase "when-issued" or
"delayed-delivery" securities, and may purchase or sell securities on a "forward commitment" basis.

Bonds: The Fund will invest at least 80% of its net assets (plus any borrowings for investment purposes) in bonds, including but not limited to corporate, government, and mortgage bonds, most of which will be investment-grade quality, whether rated or unrated. The Fund may invest up to 20% of its assets in high-yield ("junk" or "high-risk") debt securities rated below investment grade, and may invest in Yankee sector bonds and Eurodollar bonds. The dollar-weighted average maturity of the Fund will generally range between three and ten years.

Safeco Taxable Bond Trust

Temporary Defensive Measures: The Funds may hold cash as a temporary defensive measure when market conditions so warrant.

When-Issued Securities: The Funds may purchase "when-issued" or
"delayed-delivery" securities, and may purchase or sell securities on a "forward commitment" basis.

High-Yield, Debt Securities: The High-Yield Fund will invest at least 80% of its net assets (plus any borrowings for investment purposes) in high-yield, debt securities.

U.S. Government Securities: The Intermediate-Term U.S. Government Fund will invest at least 80% of its net assets (plus any borrowings for investment purposes) in securities issued or guaranteed by the U.S. government or its agencies and instrumentalities. The dollar-weighted average maturity of the Fund will generally range between three and ten years although the maturity of individual securities may be out of that range.

Safeco Tax-Exempt Bond Trust

Temporary Defensive Measures: The Funds may hold cash as a temporary defensive measure when market conditions so warrant.

When-Issued Securities: The Funds may purchase "when-issued" or
"delayed-delivery" securities, and may purchase or sell securities on a "forward commitment" basis.

Municipal Project Concentration: The Funds will limit its investment in municipal obligations the interest on which is payable from the revenues of similar types of projects to less than 25% of the Funds's total assets. As a matter of operating policy, "similar types of projects" may include sports, convention or trade show facilities; airports or mass transportation; sewage or solid waste disposal facilities; or air and water pollution control projects.

Short-Term Tax-Exempt Obligations: The Funds may invest in any of the following types of short-term, tax-exempt obligations: municipal notes of issuers rated, at the time of purchase, within one of the three highest grades assigned by a nationally recognized statistical rating organization (NRSRO); unrated municipal notes offered by issuers having outstanding municipal bonds rated within one of the three highest grades assigned by an NRSRO; notes issued by or on behalf of municipal issuers that are guaranteed by the U.S. government; tax-exempt commercial paper assigned one of the two highest grades by an NRSRO; certificates of deposit issued by banks with assets of $1,000,000,000 or more; and municipal obligations that have a maturity of one year or less from the date of purchase.

U.S. Government Obligations: The Funds may invest in obligations of the U.S. government, its agencies or instrumentalities or in qualified repurchase agreements, the net interest on which is taxable for federal income tax purposes.

Municipal Notes: The Funds may invest in municipal notes, including tax anticipation, revenue anticipation and bond anticipation notes and tax-exempt commercial paper.

Single State Concentration: [All Tax-Exempt Bond Funds except the California Tax-Free Income Fund] The Funds will limit their investment in securities whose issuers are located in the same state to less than 25% of the Fund's total assets.

Municipal Bonds: The Municipal Bond Fund will invest at least 80% of its net assets (plus any borrowings for investment purposes) in municipal bonds and the Intermediate-Term Municipal Bond Fund will invest at least 80% of its net assets (plus any borrowings for investment purposes) in municipal bonds, and will maintain an average dollar-weighted maturity of between three and ten years.

Safeco Money Market Trust

Temporary Defensive Measures: The Funds may hold cash as a temporary defensive measure when market conditions so warrant.


When-Issued Securities: The Funds may purchase "when-issued" or
"delayed-delivery" securities, and may purchase or sell securities on a "forward commitment" basis.

Municipal Project Concentration: The Funds will limit its investment in municipal obligations the interest on which is payable from the revenues of similar types of projects to less than 25% of the Fund's total assets. As a matter of operating policy, "similar types of projects" may include sports, convention or trade show facilities; airports or mass transportation; sewage or solid waste disposal facilities; or air and water pollution control projects.

Single State Concentration: The Funds will limit their investment in securities whose issuers are located in the same state to less than 25% of the Fund's total assets.

Single Issuer Concentration: The Funds may invest up to 25% of their total assets in the "first tier securities" of a single issuer for up to three business days after purchase. First tier securities are securities (1) rated in the highest short-term category by two nationally recognized statistical rating organizations (NRSROs); (2) rated in the highest short-term rating category by a single NRSRO if only that NRSRO has assigned the securities a short-term rating; or (3) unrated, but determined by Safeco Asset Management Company (SAM) to be of comparable quality.

Short-Term Tax-Exempt Obligations: [Tax-Free Money Market Fund ONLY] The Fund may invest in any of the following types of short-term, tax-exempt obligations: municipal notes of issuers rated, at the time of purchase, within one of the three highest grades assigned by a nationally recognized statistical rating organization (NRSRO); unrated municipal notes offered by issuers having outstanding municipal bonds rated within one of the three highest grades assigned by an NRSRO; notes issued by or on behalf of municipal issuers that are guaranteed by the U.S. government; tax-exempt commercial paper assigned one of the two highest grades by an NRSRO; certificates of deposit issued by banks with assets of $1,000,000,000 or more; and municipal obligations that have a maturity of one year or less from the date of purchase.

ADDITIONAL INVESTMENT INFORMATION

STOCK FUNDS


The Large-Cap Value Fund, Core Equity Fund, Large-Cap Growth Fund, Multi-Cap Core Fund, Small-Cap Value Fund, Growth Opportunities Fund, Balanced Fund, and International Fund, (the "Stock Funds") may make the following investments, among others, although they may not buy all of the types of securities that are described.


1. Common Stocks and Preferred Stocks. Common stocks represent equity interest in a corporation. Although common stocks in general have a history of long-term growth in value, their prices fluctuate based on changes in a company's financial condition and overall market and economic conditions. Preferred stocks are equity securities whose owners have a claim on a company's earnings and assets before holders of common stock, but after debt holders. The risk characteristics of preferred stocks are similar to those of common stocks, except that preferred stocks are generally subject to less risk than common stocks.

2. Bonds and Other Debt Securities. The Funds may invest in bonds and other debt securities that are rated investment grade, or unrated bonds determined by Safeco Asset Management Company (SAM) to be of comparable quality to such rated bonds. Bonds rated in the lowest category of investment grade (Baa by Moody's Investors Service, Inc. ("Moody's") and BBB by S&P and Fitch) and comparable unrated bonds have speculative characteristics and are more likely to have a weakened capacity to make principal and interest payments under changing economic conditions or upon deterioration in the financial condition of the issuer.

     Bonds and debt securities are used by issuers to borrow money from investors. The issuer pays the investor a fixed or variable rate of interest, and must repay the amount borrowed at maturity. The value of bonds and other debt securities will normally vary inversely with interest rates. In general, bond prices rise when interest rates fall, and bond prices fall when interest rates rise. Debt securities have varying degrees of quality and varying levels of sensitivity to changes in interest rates. Long-term bonds are generally more sensitive to interest rate changes than short-term bonds.

3. Convertible Securities. Convertible bonds and convertible preferred stock may be exchanged for a stated number of shares of the issuer's common stock at a certain price known as the conversion price. The conversion price is usually  greater  than  the  price  of the  common  stock  at the  time the convertible security is purchased. Generally, the interest rate of convertible bonds and the yield of convertible preferred stock will be lower than the issuer's non-convertible securities. Also, the value of convertible securities will normally vary with the value of the underlying common stock and fluctuate inversely with interest rates. However, convertible securities may show less volatility in value than the issuer's non-convertible securities. A risk associated with convertible bonds and convertible preferred stock is that the conversion price of the common stock will not be attained.

4. Warrants. A warrant is an option issued by a corporation that gives the holder the right to buy a stated number of shares of common stock of the corporation at a specified price within a designated time period. Warrants may be purchased and sold separately or attached to stocks or bonds as part of a unit offering. The term of a warrant may run from two to five years and in some cases the term may be longer. The exercise price carried by the warrant is usually well above the prevailing market price of the underlying common stock at the time the warrant is issued. The holder of a warrant has no voting rights and receives no dividends. Warrants are freely transferable and may trade on the major national exchanges. Warrants may be speculative. Generally, the value of a warrant will fluctuate by greater percentages than the value of the underlying common stock. The primary risk associated with a warrant is that the term of the warrant may expire before the exercise price of the common stock has been reached. Under these circumstances, a Fund could lose all of its principal investment in the warrant.

     A Fund will invest in a warrant only if the Fund has the authority to hold the underlying common stock. Additionally, if a warrant is part of a unit offering, a Fund will purchase the warrant only if it is attached to a security in which the Fund has authority to invest. A Fund will generally purchase warrants only after SAM or the sub-advisor determine that the exercise price for the underlying common stock is likely to be achieved within the required time-frame and for which an actively traded market exists. SAM will make this determination by analyzing the issuer's financial health, quality of management and any other factors deemed to be relevant.

5. Restricted Securities and Rule 144A Securities. Restricted securities are securities that may be sold only in a public offering with respect to which a registration statement is in effect under the 1933 Act or, if they are unregistered, pursuant to an exemption from registration. In recognition of the increased size and liquidity of the institutional markets for unregistered securities and the importance of institutional investors in the formation of capital, the SEC adopted Rule 144A, which is designed to further facilitate efficient trading among institutional investors by permitting the sale of Rule 144A securities to qualified institutional buyers. Investing in restricted securities may increase the Fund's illiquidity to the extent that qualified institutional buyers or other buyers become unwilling, for a time, to purchase the securities. As a result, the Fund may not be able to sell these securities when its investment advisor deems it advisable to sell, or may have to sell them at less than fair value. In addition, market quotations are sometimes less readily available for restricted securities. Therefore, judgment may at times play a greater role in valuing these securities than in the case of unrestricted securities.

     To the extent privately placed securities held by a Fund qualify under Rule 144A and an institutional market develops for those securities, the Funds likely will be able to dispose of the securities without registering them under the 1933 Act. SAM, acting under guidelines established by the Trust's Board of Trustees, may determine that certain securities qualified for trading under Rule 144A are liquid.

     Where registration is required, a Fund may be obligated to pay all or part of the registration expenses, and a considerable period may elapse between the decision to sell and the time the Fund may be permitted to sell a security under an effective registration statement. If, during such a period, adverse market conditions were to develop, the Fund might obtain a less favorable price than prevailed when it decided to sell. To the extent privately placed securities are illiquid, purchases thereof will be subject to any limitations on investments in illiquid securities. Restricted securities for which no market exists are priced at fair value as determined in accordance with procedures approved and periodically reviewed by the Trust's Board of Trustees.

6. Repurchase Agreements. Repurchase agreements are transactions in which a Fund purchases securities from a bank or recognized securities dealer and simultaneously commits to resell the securities to the bank or dealer at an agreed-upon date and price reflecting a market rate of interest unrelated to the coupon rate or maturity of the purchased securities. Repurchase agreements may be considered loans of money to the seller of the underlying security, which are collateralized by the securities underlying the repurchase agreement. A Fund will not enter into a repurchase agreement unless the agreement is fully collateralized and the Fund will value the securities underlying the repurchase agreement daily to assure that this condition is met. If the value of these securities is less than the repurchase price, plus any agreed-upon additional amount, the other party to the agreement must provide additional collateral so that at all times the collateral is at least equal to the repurchase price, plus any agreed-upon additional amount.

     Repurchase agreements carry certain risks not associated with direct investments in securities, including delays and costs to a Fund if the other party to a repurchase agreement defaults or becomes bankrupt. Each Fund intends to enter into repurchase agreements only with banks and dealers in transactions believed by SAM to present minimal credit risks in accordance with guidelines established by the Trust's Board of Trustees. SAM will review and monitor the creditworthiness of those institutions under the Board's general supervision. Foreign repurchase agreements may be less well secured than U.S. repurchase agreements and may be subject to currency risks. In addition, foreign counterparties may be less creditworthy than U.S. counterparties.

7. American Depository Receipts (ADRs). ADRs as well as other "hybrid" forms of ADRs, including European Depository Receipts (EDRs) and Global Depository Receipts (GDRs), are equity-related securities that evidence ownership of shares of a foreign issuer. These receipts are issued by depository banks or trust companies and generally trade on an established market in the U.S. or elsewhere. The underlying shares are held in trust by a custodian bank or similar financial institution in the issuer's home country. The depository bank may not have physical custody of the underlying securities at all times and may charge fees for various services, including forwarding dividends and interest and corporate actions. In addition to the risks of foreign investment applicable to the underlying securities, ADRs may also be subject to the risks that the foreign issuer may not be obligated to cooperate with the depository bank or trust company, or that such information in the market may not be current. ADRs which are structured without sponsorship of the issuer of the underlying foreign security may also be subject to the risk that the foreign issuer may not provide financial and other material information to the depository bank or trust company issuer. See "SPECIAL INVESTMENT RISKS-Foreign Securities" for additional information.

8. Foreign Securities. Foreign securities are subject to risks in addition to those inherent in investments in domestic securities. (SEE "SPECIAL INVESTMENT RISKS - Foreign Securities" for additional information.) Each of the Funds other than the International Fund may invest up to 20% of its net assets in foreign securities. The International Fund may invest 100% of its assets in foreign securities.

9. Indexed Securities. The Funds may invest in securities whose performance and principal amount at maturity are linked to a specified equity security or securities index. The value of an indexed security is determined by reference to a specific equity instrument or statistic. The performance of indexed securities depends largely on the performance of the securities or indexes to which they are indexed, but such securities are subject to credit risks associated with the issuer of the security. Indexed securities may also be more volatile than their underlying instruments.

10. Cash or High Quality, Short-Term Securities Issued by an Agency or Instrumentality of the U.S. Government, High Quality Commercial Paper, Certificates of Deposit, Shares of No-Load, Open-End Money Market Funds or Repurchase Agreements. The Funds may purchase these short-term securities as a cash management technique under those circumstances where they have cash to manage for a short time period, for example, after receiving proceeds from the sale of securities, dividend distributions from portfolio securities or cash from the sale of Fund shares to investors. In making temporary investments in commercial paper and certificates of deposit, a Fund will adhere to the following guidelines:

(a) Commercial paper must be rated A-1 or A-2 by S&P or Prime-1 or Prime-2 by Moody's or issued by companies with an unsecured debt issue currently outstanding rated AA by S&P or Aa by Moody's or higher.

(b) Certificates of deposit (CDs) must be issued by banks or savings and loan associations that have total assets of at least $1 billion or, in the case of a bank or savings and loan association not having total assets of at least $1 billion, the bank or savings and loan association is insured by the FDIC. A Fund's investments in CDs issued by FDIC-insured banks or savings and loan associations having less than $1 billion in assets will be limited in amount to the statutory insurance coverage provided by the FDIC.

11. Real Estate Investment Trusts (REITs). REITs purchase real property, which is then leased, and make mortgage investments. REITs attempt to qualify for "modified pass through" tax treatment for federal income tax purposes, similar to the Funds' treatment (see "Tax Information"), by annually distributing at least 95% of their taxable income. If a REIT were unable to qualify for such beneficial tax treatment, it would be taxed as a corporation and the distributions made to its shareholders would not be deductible by it in computing its taxable income. REITs are dependent upon the successful operation of the properties owned and the financial condition of lessees and mortgagors. The value of REIT units will fluctuate depending on the underlying value of the real property and mortgages owned and the amount of cash flow (net income plus depreciation) generated and paid out. In addition, REITs typically borrow to increase funds available for investment. Generally, there is a greater risk associated with REITs that are highly leveraged. Some REITs pay investment management fees to third parties. If a Fund invests in a REIT with this type of expense structure, the Fund would pay investment management fees for the REIT in addition to paying investment management fees to the Fund's investment advisor.

12. Illiquid Securities. Illiquid securities are securities that cannot be sold within seven days in the ordinary course of business for approximately the amount at which they are valued. Due to the absence of an active trading market, a Fund may experience difficulty in valuing or disposing of illiquid securities. SAM determines the liquidity of the securities under guidelines adopted by the Trust's Board of Trustees.

13. When-Issued or Delayed-Delivery Securities. Under this procedure, a Fund agrees to acquire securities (whose terms and conditions, including price, have been fixed by the issuer) that are to be issued and delivered against payment in the future. Delivery of securities so sold normally takes place 30 to 45 days (settlement date) after the date of the commitment. No interest is earned by a Fund prior to the settlement date. The value of securities sold on a "when-issued" or "delayed-delivery" basis may fluctuate before the settlement date and the Fund bears the risk of such fluctuation from the date of purchase. When a Fund purchases when-issued or delayed-delivery securities, it will earmark liquid, high-quality securities in an amount equal in value to the purchase price of the security. Use of these techniques may affect a Fund's share price in a manner similar to the use of leveraging. A Fund may dispose of its interest in those securities before delivery.

14. Sovereign Debt Obligations. Sovereign debt instruments are issued or guaranteed by foreign governments or their agencies. Sovereign debt may be in the form of conventional securities or other types of debt instruments such as loans or loan participations. Governments or governmental entities responsible for repayment of the debt may be unable or unwilling to repay principal and interest when due, and may require renegotiation or rescheduling of debt payments. Repayment of principal and interest may depend also upon political and economic factors. The International Fund may invest in debt securities issued by foreign companies and governments. The Fund will make such investments primarily for defensive purposes (e.g. in response to adverse market, economic, political or other conditions), but may do so where anticipated interest rate movements, or other factors affecting the degree of risk inherent in a debt security are expected to change significantly so as to produce appreciation in the security consistent with the objective of the Fund.

15. Eurodollar Bonds. Eurodollar bonds are bonds issued by either U.S. or foreign issuers that are traded in the European bond market and are denominated in U.S. dollars. Eurodollar bonds are subject to the same risks that pertain to domestic issues, notably credit risk, market risk and liquidity risk. Additionally, Eurodollar bonds are subject to certain sovereign risks. One such risk is the possibility that a foreign government might prevent dollar denominated funds from flowing across its borders. Other risks may include nationalization of the issuer, confiscatory taxation by the foreign government that would inhibit the ability of the issuer to make principal and interest payments to the Fund, lack of comparable publicly available information concerning foreign issuers, lack of comparable accounting and auditing practices in foreign countries and, finally, difficulty in enforcing claims against foreign issuers in the event of default.

16. Passive Foreign Investment Companies (PFICs). PFICs are foreign corporations (and entities classified as such for federal tax purposes) organized as vehicles to invest in companies of certain foreign countries. Investors in a PFIC indirectly bear their proportionate share of the PFIC's management fees and other expenses. See "Tax Information" for information regarding potentially disadvantageous tax consequences of investing in PFICs.

17. Options on Securities and Security Indexes. The Funds may purchase put and call options and may write (sell) covered call options on securities in which it may invest or on any index based on securities in which it may invest. These options may be listed on national domestic securities exchanges or foreign securities exchanges. The Funds may write covered call options and purchase put and call options for any non-speculative purpose, including as a substitute for the purchase or sale of securities, to protect against declines in the value of portfolio securities, or to protect against increases in the cost of securities to be acquired. The Funds' use of options involves certain special risks, in addition to the risk that the market will move adversely to the Fund's option position. See "Risks Associated with Equity Options Transactions" below and "Hedging Transactions" in the section entitled SPECIAL INVESTMENT RISKS, for discussions of these risks or for additional restrictions on Fund investment in options. The Funds do not intend to invest more than 5% of their net assets at any one time in the purchase of put and call options on securities and security indexes.

18. Writing Covered Call Options. A call option on a security obligates a Fund to sell specified securities to the holder of the option at a specified price if the option is exercised at any time before the expiration date. A call option on a securities index written by a Fund obligates the Fund to make a cash payment reflecting any increase in the index above a specified level to the holder of the option if the option is exercised at any time before the expiration date. Call options on securities indexes do not involve the actual sale of securities. In addition, securities index options are designed to reflect price fluctuations in a group of securities or segment of the securities market rather than price fluctuations in a single security. Writing covered call options may deprive the Fund of the opportunity to profit from an increase in the market price of the securities in its portfolio. The Funds will write call options only if they are covered, and such options must remain covered so long as a Fund is obligated as a writer.

     For purposes of writing covered call options on securities, the Funds define "covered" differently. With respect to the International Fund, a call option is "covered" if: the Fund has an immediate right to acquire that security: (i) without additional cash consideration (or for additional cash consideration held in a segregated account by its custodian), or (ii) upon the Fund's conversion or exchange of other securities held in its portfolio, or (iii) the Fund holds on a share-for-share basis a call on the same security as the call written where the strike price of the call held is equal to or less than the strike price of the call written, or greater than the strike price of the call written if the difference is maintained by the Fund in cash, Treasury bills or other liquid high-grade short-term debt obligations in a segregated account with its custodian. With respect to the other Funds, a call option on a security is "covered" only if at the time the Fund writes the call, the Fund holds in its portfolio on a share-for-share basis the same security as the call written. A Fund must maintain such security in its portfolio from the time the Fund writes the call option until the option is exercised, terminated or expires.

     When a Fund writes a call option on an industry or market segment index, the Fund will segregate or put into escrow with its custodian or pledge to a broker as collateral for the option, cash, Treasury bills or other liquid high-grade short-term debt obligations, or at least five qualified securities, all of which are stocks of issuers in such industry or market segment, with a market value at the time the option is written of not less than 100% of the current index value times the multiplier times the number of contracts. Such stocks will include stocks that represent at least 50% of the weighting of the industry or market segment index and will represent at least 50% of the portfolio's holdings in that industry or market segment. No individual security will represent more than 15% of the amount so segregated, pledged or escrowed in the case of broadly based stock market stock options or 25% of such amount in the case of industry or market segment index options.

     If at the close of business on any day the market value of such qualified securities so segregated, escrowed, or pledged falls below 100% of the current index value times the multiplier times the number of contracts, the Fund will so segregate, escrow, or pledge an amount in cash, Treasury bills, or other liquid high-grade short-term obligations equal in value to the difference. In addition, when a Fund writes a call on an index that is in-the-money at the time the call is written, the Fund will segregate with its custodian or pledge to the broker as collateral, cash or U.S. government or other liquid high-grade short-term debt obligations equal in value to the amount by which the call is in-the-money times the multiplier times the number of contracts. Any amount segregated pursuant to the foregoing sentence may be applied to the Fund's obligation to segregate additional amounts in the event that the market value of the qualified securities falls below 100% of the current index value times the multiplier times the number of contracts. A call option is also covered, and the Fund need not follow the segregation requirements set forth in this paragraph if the Fund holds a call on the same index as the call written, where the strike price of the call held is equal to or less than the strike price of the call written, or greater than the strike price of the call written if the difference is maintained by the Fund in cash, Treasury bills or other liquid high-grade short-term obligations in a segregated account with its custodian.

19. Purchasing Equity Options. The Funds would normally purchase call options in anticipation of an increase, or put options in anticipation of a decrease ("protective puts"), in the market value of securities of the type in which it may invest. The purchase of a call option on securities would entitle the Fund, in return for the premium paid, to receive specified securities at a specified price during the option period. The purchase of an index call option would entitle the Fund, in return for the premium paid, to receive a cash payment reflecting any increase in the index above a specified level upon exercising the option during the option period. The Fund would ordinarily realize a gain on the purchase of a call option if the market value of the security or the amount of a cash payment exceeded the premium paid and transaction costs; otherwise the Fund would realize either no gain or a loss on the purchase of the call option. The purchase of a put option on a security would entitle the Fund, in exchange for the premium paid, to sell specified securities at a specified price during the option period. The purchase of an index put option would entitle the Fund, in exchange for the premium paid, to receive a cash payment reflecting any decrease in the index below a specified level upon exercising the option during the option period. The purchase of protective puts is designed to offset or hedge against a decline in the market value of the Fund's portfolio securities. The Fund would ordinarily realize a gain if, during the option period, the market level of the security or the level of the index decreased below the exercise price sufficiently to cover the premium and transaction costs; otherwise the Fund would realize either no gain or a loss on the purchase of the put option. Gains and losses on the purchase of put options may be offset by countervailing changes in the value of the Fund's portfolio securities.

20. Closing Transactions on Equity Options. The Funds may exercise an option it holds or make an offsetting sale or purchase of an identical option to close out its previous position as the holder or writer of that option.

21. Risks Associated with Equity Options Transactions. The writing and purchase of options is a highly specialized activity which involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. The successful use of options depends in part on the Advisor's ability to predict future price fluctuations and, for hedging transactions, the degree of correlation between the options and securities markets. There is no assurance that a liquid secondary market on a domestic or foreign options exchange will exist for any particular exchange-traded option or at any particular time. If the Fund is unable to effect a closing purchase transaction with respect to covered options it has written, the Fund will not be able to dispose of assets until the options expire or are exercised. Similarly, if the International Fund is unable to effect a closing sale transaction with respect to options it has purchased, it would have to exercise the options in order to realize any profit.

     Reasons for the absence of a liquid secondary market on an exchange include the following: (i) there may be insufficient trading interest in certain options; (ii) restrictions may be imposed by an exchange on opening transactions or closing transactions or both; (iii) trading halts, suspensions or other restrictions may be imposed with respect to particular classes or series of options; (iv) unusual or unforeseen circumstances may interrupt normal operations on an exchange; (v) the facilities of an exchange or the Options Clearing Corporation may not at all times be adequate to handle current trading volume; or (vi) one or more exchanges could, for economic or other reasons, decide or be compelled at some future date to discontinue the trading of options (or a particular class or series of options). If trading were discontinued, the secondary market on that exchange (or in that class or series of options) would cease to exist. However, outstanding options on that exchange that had been issued by the Options Clearing Corporation as a result of trades on that exchange would continue to be exercisable in accordance with their terms. There is no assurance that higher than anticipated trading activity or other unforeseen events might not, at times, render certain of the facilities of any of the clearing corporations inadequate, and thereby result in the institution by an exchange of special procedures that may interfere with the timely execution of customers' orders.

     The distinctive characteristics of options on securities indexes create certain risks that are not present with options on securities. Index prices may be distorted if trading of certain stocks included in the index is interrupted. Trading in index options also may be interrupted in certain circumstances, such as if trading were halted in a substantial number of stocks included in the index. If this occurred, the Funds would not be able to close out options that they had purchased or, in the case of the International Fund, written and, if restrictions on exercise were imposed, a Fund might be unable to exercise an option it holds, which could result in substantial losses to the Fund. The Funds generally will select stock indexes that include a number of stocks sufficient to minimize the likelihood of a trading halt in options on the index.

     Price movements in the Funds' equity security portfolios probably will not correlate precisely with movements in the level of the index and, therefore, in writing a call on a stock index a Fund bears the risk that the price of the securities it holds in its portfolio may not increase as much as the index. In such event, the Fund would bear a loss on the call that is not completely offset by movement in the price of the Fund's equity securities. It is also possible that the index may rise when the Fund's securities do not rise in value. If this occurred, the Fund would experience a loss on the call that is not offset by an increase in the value of its securities portfolio and might also experience a loss in its securities portfolio. However, because the value of a diversified securities portfolio will, over time, tend to move in the same direction as the market, movements in the value of the Funds' securities in the opposite direction as the market would be likely to occur for only a short period or to a small degree.

     When a Fund has written a call, there is also a risk that the market may decline between the time the Fund has a call exercised against it, at a price which is fixed as of the closing level of the index on the date of exercise, and the time the Fund is able to sell stocks in its portfolio. As with stock options, the Fund will not learn that an index option has been exercised until the day following the exercise date but, unlike a call on stock where the Fund would be able to deliver the underlying securities in settlement, the Fund may have to sell part of its stock portfolio in order to make settlement in cash, and the price of such stocks might decline before they can be sold. This timing risk makes certain strategies involving more than one option substantially more risky with options in stock indexes than with stock options.

     There are also certain special risks involved in purchasing put and call options on stock indexes. If a Fund holds an index option and exercises it before final determination of the closing index value for that day, it runs the risk that the level of the underlying index may change before closing. If such a change causes the exercised option to fall out-of-the-money, the Fund will be required to pay the difference between the closing index value and the strike price of the option (times the applicable multiplier) to the assigned writer. Although the Fund may be able to minimize the risk by withholding exercise instructions until just before the daily cutoff time or by selling rather than exercising an option when the index level is close to the exercise price, it may not be possible to eliminate this risk entirely because the cutoff times for index options may be earlier than those fixed for other types of options and may occur before definitive closing index values are announced.

22. Options on Debt Securities. (International Fund Only) The Fund may purchase and write (i.e., sell) put and call options on debt securities. Options on debt are similar to options on stock, except that the option holder has the right to take or make delivery of a debt security, rather than stock.

     The Fund will write options only if they are covered, and such options must remain covered so long as the Fund is obligated as a writer. An option on debt securities is covered in the same manner as options on equity securities as described above, except that, in the case of call options on U.S. Treasury bills, the Fund might own U.S. Treasury bills of a different series from those underlying the call option, but with a principal amount and value corresponding to the option contract amount and a maturity date no later than that of the securities deliverable under the call option. The principal reason for the Fund to write an option on one or more of its securities is to realize through the receipt of the premiums paid by the purchaser of the option a greater current return than would be realized on the underlying security alone. Calls on debt securities will not be written when, in the opinion of the Fund's Sub-Advisor, interest rates are likely to decline significantly, because under those circumstances the premium received by writing the call likely would not fully offset the foregone appreciation in the value of the underlying security.

     The Fund may also write straddles (i.e., a combination of a call and a put written on the same security at the same strike price and expiration date where the same issue of the security is considered "cover" for both the put and the call). In such cases, the Fund will also segregate or deposit for the benefit of the Fund's broker cash or liquid high-grade debt obligations equivalent to the amount, if any, by which the put is in-the-money. The Fund's use of straddles will be limited to 5% of its net assets (meaning that the securities used for cover or segregated as described above will not exceed 5% of the Fund's net assets at the time the straddle is written). The writing of a call and a put on the same security at the same strike price where the call and the put are covered by different securities is not considered a straddle for purposes of this limit.

     The Fund may purchase "protective puts" on debt securities in an effort to protect the value of a security that they own against a substantial decline in market value. Protective puts are described above in "Purchasing Equity Options."

     The Fund does not intend to invest more than 5% of its net assets at any one time in the purchase of call options on debt securities.

     If the Fund, as a writer of an exchange-traded option, wishes to terminate the obligation, it may effect a closing purchase or sale transaction in a manner similar to that discussed above in connection with options on equity securities. Unlike exchange-traded options, dealer options generally do not have a continuous liquid market. Consequently, the Fund will generally be able to realize the value of a dealer option it has purchased only by exercising it or reselling it to the dealer who issued it. Similarly, when the Fund writes a dealer option, it generally will be able to close out the dealer option prior to its expiration only by entering into a closing purchase transaction with the dealer to which the Fund originally wrote the dealer option. While the Fund will seek to enter into dealer options only with counterparties who agree to and who are expected to be able to be capable of entering into closing transactions with the Fund, there can be no assurance that the Fund will be able to liquidate a dealer option at a favorable price at any time prior to expiration. In the event of insolvency of the other party, the Fund may be unable to liquidate a dealer option. There is, in general, no guarantee that closing purchase or closing sale transactions can be effected. The Fund may not invest more than 15% of its net assets (determined at the time of investment) in illiquid securities, including debt securities for which there is not an established market. The staff of the SEC has taken the position that purchased dealer options and the assets used as "cover" for written dealer options are illiquid securities. However, pursuant to the terms of certain no-action letters issued by the staff, the securities used as cover for written dealer options may be considered liquid provided that the Fund sells dealer options only to qualified dealers who agree that the Fund may repurchase any dealer option it writes for a maximum price to be calculated by a predetermined formula. In such cases, the dealer option would be considered illiquid only to the extent that the maximum repurchase price under the formula exceeds the intrinsic value of the option.

     The Fund's purchase and sale of exchange-traded options on debt securities will be subject to the risks described above in "Risks Associated with Equity Options Transactions."

23. Options on Foreign Currencies. (International Fund Only) The Fund may purchase and write put and call options on foreign currencies traded on U.S. or foreign securities exchanges or boards of trade for hedging purposes. Options on foreign currencies are similar to options on stock, except that the option holder has the right to take or make delivery of a specified amount of foreign currency, rather than stock.

     The Fund may purchase and write options to hedge its securities denominated in foreign currencies. If there is a decline in the dollar value of a foreign currency in which the Fund's securities are denominated, the dollar value of such securities will decline even though their foreign currency value remains the same. To hedge against the decline of the foreign currency, the Fund may purchase put options on such foreign currency. If the value of the foreign currency declines, the gain realized on the put option would offset, in whole or in part, the adverse effect such decline would have on the value of the Fund's securities. Alternatively, the Fund may write a call option on the foreign currency. If the foreign currency declines, the option would not be exercised and the decline in the value of the portfolio securities denominated in such foreign currency would be offset in part by the premium the Fund received for the option.

     If, on the other hand, the Fund's Sub-Advisor anticipates purchasing a foreign security and also anticipates a rise in such foreign currency (thereby increasing the cost of such security), the Fund may purchase call options on the foreign currency. The purchase of such options could offset, at least partially, the effects of the adverse movements of the exchange rates. Alternatively, the Fund could write a put option on the currency and, if the exchange rates move as anticipated, the option would expire unexercised.

     The Fund's successful use of options on foreign currencies depends upon the Sub-Advisor's ability to predict the direction of the currency exchange markets and political conditions, which requires different skills and techniques than predicting changes in the securities markets generally. For instance, if the currency being hedged has moved in a favorable direction, the corresponding appreciation of the Fund's securities denominated in such currency would be partially offset by the premiums paid on the options. Furthermore, if the currency exchange rate does not change, the Fund's net income would be less than if the Fund had not hedged since there are costs associated with options.

     The use of these options is subject to various additional risks. The correlation between movements in the price of options and the price of the currencies being hedged is imperfect. The use of these instruments will hedge only the currency risks associated with investments in foreign securities, not their market risks. The Fund's ability to establish and maintain positions will depend on market liquidity. The ability of the Fund to close out an option depends upon a liquid secondary market. There is no assurance that liquid secondary markets will exist for any particular option at any particular time.

24. Stock Index Futures Contracts. The Funds may buy and sell for hedging purposes stock index futures contracts traded on a commodities exchange or board of trade. A stock index futures contract is an agreement in which the seller of the contract agrees to deliver to the buyer an amount of cash equal to a specific dollar amount times the difference between the value of a specific stock index at the close of the last trading day of the contract and the price at which the agreement is made. No physical delivery of the underlying stocks in the index is made. When the futures contract is entered into, each party deposits with a broker or in a segregated custodial account approximately 5% of the contract amount, called the "initial margin." Subsequent payments to and from the broker, called "variation margin," will be made on a daily basis as the price of the underlying stock index fluctuates, making the long and short positions in the futures contracts more or less valuable, a process known as "marking to the market."

     A Fund may sell stock index futures to hedge against a decline in the value of equity securities it holds. A Fund may also buy stock index futures to hedge against a rise in the value of equity securities it intends to acquire. To the extent permitted by federal regulations, the Funds may also engage in other types of hedging transactions in stock index futures that are economically appropriate for the reduction of risks inherent in the ongoing management of the Funds' equity securities.

     A Fund's successful use of stock index futures contracts depends upon the Advisor or Sub-Advisor's ability to predict the direction of the market, and is subject to various additional risks. The correlation between movement in the price of the stock index future and the price of the securities being hedged is imperfect and the risk from imperfect correlation increases as the composition of the Fund's securities portfolio diverges from the composition of the relevant index. In addition, the ability of the Fund to close out a futures position depends on a liquid secondary market. There is no assurance that liquid secondary markets will exist for any particular stock index futures contract at any particular time.

     Under regulations of the Commodity Futures Trading Commission (CFTC), investment companies registered under the 1940 Act are excluded from regulation as commodity pools or commodity pool operators if their use of futures is limited in certain specified ways. The Funds will use futures in a manner consistent with the terms of this exclusion. Among other requirements, no more than 5% of the Fund's assets may be committed as initial margin on futures contracts.

25. Interest Rate Futures Contracts. (International Fund Only) The International Fund may buy and sell for hedging purposes futures contracts on interest bearing securities (such as U.S. Treasury bonds, U.S. Treasury notes, U.S. Treasury bills, and Government National Mortgage Association
     (GNMA) certificates) or interest rate indices. Futures contracts on interest bearing securities and interest rate indices are referred to collectively as "interest rate futures contracts." The portfolios will engage in transactions in only those futures contracts that are traded on a commodities exchange or board of trade.


     The Fund may sell an interest rate futures contract to hedge against a decline in the market value of debt securities it owns. The Fund may purchase an interest rate futures contract to hedge against an anticipated increase in the value of debt securities it intends to acquire. The Fund may also engage in other types of transactions in interest rate futures contracts that are economically appropriate for the reduction of risks inherent in the ongoing management of its futures.

     The Fund's successful use of interest rate futures contracts depends upon the Sub-Advisor's ability to predict interest rate movements. Further, because there are a limited number of types of interest rate futures contracts, it is likely that the interest rate futures contracts available to the Fund will not exactly match the debt securities the Fund intends to hedge or acquire. To compensate for differences in historical volatility between securities the Fund intends to hedge or acquire and the interest rate futures contracts available to it, the Fund could purchase or sell futures contracts with a greater or lesser value than the securities it wished to hedge or intended to purchase. Interest rate futures contracts are subject to the same risks regarding closing transactions and the CFTC limits as described above in "Stock Index Futures Contracts."

26. Foreign Currency Futures Contracts. (International Fund Only) The International Fund may buy and sell for hedging purposes futures contracts on foreign currencies or groups of foreign currencies such as the European Currency Unit. A European Currency Unit is a basket of specified amounts of the currencies of certain member states of the European Economic Community, a Western European economic cooperative organization including France, Germany, the Netherlands and the United Kingdom. The Fund will engage in transactions in only those futures contracts and other options thereon that are traded on a commodities exchange or a board of trade. See "Stock Index Futures Contracts" above for a general description of futures contracts. The Fund intends to engage in transactions involving futures contracts as a hedge against changes in the value of the currencies in which they hold investments or in which they expect to pay expenses or pay for future purchases. The Fund may also engage in such transactions when they are economically appropriate for the reduction of risks inherent in their ongoing management.

     The use of these futures contracts is subject to risks similar to those involved in the use of options on foreign currencies and the use of any futures contract. The Fund's successful use of foreign currency futures contracts depends upon the Sub-Advisor's ability to predict the direction of currency exchange markets and political conditions. In addition, the correlation between movements in the price of futures contracts and the price of currencies being hedged is imperfect, and there is no assurance that liquid markets will exist for any particular futures contract at any particular time. Those risks are discussed above more fully under "Options on Foreign Currencies" and "Stock Index Futures Contracts."

27. Options on Futures Contracts. The Funds may, to the extent permitted by applicable regulations, enter into certain transactions involving options on futures contracts. An option on a futures contract gives the purchaser or holder the right, but not the obligation, to assume a position in a futures contract (a long position if the option is a call and a short position if the option is a put) at a specified price at any time during the option exercise period. The writer of the option is required upon exercise to assume an offsetting futures position (a short position if the option is a call and a long position if the option is a put). Upon exercise of the option, the assumption of offsetting futures positions by the writer and holder of the option will be accomplished by delivery of the accumulated balance in the writer's futures margin account that represents the amount by which the market price of the futures contract, on exercise, exceeds, in the case of a call, or is less than, in the case of a put, the exercise price of the option on the futures contract. As an alternative to exercise, the holder or writer of an option may terminate a position by selling or purchasing an option of the same series. There is no guarantee that such closing transactions can be effected. The Funds intend to utilize options on futures contracts for the same purposes that they intend to use the underlying futures contracts.

     Options on futures contracts are subject to risks similar to those described above with respect to options and futures contracts. There is also the risk of imperfect correlation between the option and the underlying futures contract. If there were no liquid secondary market for a particular option on a futures contract, a Fund might have to exercise an option it held in order to realize any profit and might continue to be obligated under an option it had written until the option expired or was exercised. If the Fund were unable to close out an option it had written on a futures contract, it would continue to be required to maintain initial margin and make variation margin payments with respect to the option position until the option expired or was exercised against the Fund.

     The Funds will not purchase a put or call option or option on a futures contract if, as a result, the aggregate premiums paid on all options or options on futures contracts held by the Fund would exceed 20% of its net assets. In addition, a Fund will not enter into any futures contract or option on a futures contract if, as a result, the aggregate margin deposits and premiums required on all such instruments would exceed 5% of the Fund's net assets.

28. Forward Foreign Currency Exchange Contracts. (International Fund Only) The Fund may enter into forward foreign currency exchange contracts ("forward contracts") in several circumstances. When the Fund enters into a contract for the purchase or sale of a security denominated in a foreign currency, or when the Fund anticipates the receipt in a foreign currency of dividends or interest payments on a security that it holds, the Fund may desire to "lock-in" the U.S. dollar price of the security or the U.S. dollar equivalent of such dividend or interest payment, as the case may be.

     By entering into a forward contract for a fixed amount of dollars, for the purchase or sale of the amount of foreign currency involved in the underlying transactions, the Fund will be able to protect itself against a possible loss resulting from an adverse change in the relationship between the U.S. dollar and the subject foreign currency during the period between the date on which the security is purchased or sold, or on which the dividend or interest payment is declared, and the date on which such payments are made or received.

     Additionally, when the Sub-Advisor believes that the currency of a particular foreign country may suffer a substantial decline against the U.S. dollar, the Fund may enter into a forward contract for a fixed amount of dollars, to sell the amount of foreign currency approximating the value of some or all of the portfolio securities denominated in such foreign currency. The precise matching of the forward contract amounts and the value of the securities involved will not generally be possible since the future value of securities in foreign currencies will change as a consequence of market movements in the value of those securities between the date on which the forward contract is entered into and the date it matures. The projection of short-term currency market movements is extremely difficult, and the successful execution of a short-term hedging strategy is highly uncertain. The Fund will not enter into forward contracts or maintain a net exposure to such contracts where the consummation of the contracts would obligate the Fund to deliver an amount of foreign currency in excess of the value of the securities or other assets denominated in that currency held by the Fund.

     Under normal circumstances, consideration of the prospect for currency parities will be incorporated into the long-term investment decisions made with regard to overall diversification strategies. However, the International Fund's Sub-Advisor believes that it is important to have the flexibility to enter into forward contracts when it is determined that the best interests of the Fund will thereby be served. The Fund's custodian will place cash or liquid, high-grade equity or debt securities into a segregated account of the portfolio in an amount equal to the value of the Fund's total assets committed to the consummation of forward foreign currency exchange contracts. If the value of the securities placed in the segregated account declines, additional cash or securities will be placed in the account on a daily basis so that the value of the account will equal the amount of the Fund's commitments with respect to such contracts.

     The Fund generally will not enter into a forward contract with a term of greater than one year. At the maturity of a forward contract, the Fund may either sell the portfolio security and make delivery of the foreign currency or it may retain the security and terminate its contractual obligation to deliver the foreign currency by purchasing an "offsetting" contract with the same currency trader obligating it to purchase, on the same maturity date, the same amount of the foreign currency. However, there is no assurance that liquid markets will exist for any particular forward contract at any particular time or that the Fund will be able to effect a closing or "offsetting" transaction. Forward contracts are subject to other risks described in the Special Investment Risks section for "Foreign Securities," "Currency Exchange Rates," and "Hedging Transactions."

     It is impossible to forecast with absolute precision the market value of a particular portfolio security at the expiration of the contract. Accordingly, it may be necessary for the Fund to purchase additional foreign currency on the spot market (and bear the expense of such purchase) if the market value of the security is less than the amount of foreign currency that the Fund is obligated to deliver and if a decision is made to sell the security and make delivery of the foreign currency.

     If the Fund retains the portfolio security and engages in an offsetting transaction, the Fund will incur a gain or a loss (as described below) to the extent that there has been movement in forward contract prices. Should forward contract prices decline during the period between the Fund's entering into a forward contract for the sale of a foreign currency and the date it enters into an offsetting contract for the purchase of the foreign currency, the Fund will realize a gain to the extent that the price of the currency it has agreed to sell exceeds the price of the currency it has agreed to purchase. Should forward contract prices increase, the Fund will suffer a loss to the extent that the price of the currency it has agreed to purchase exceeds the price of the currency it has agreed to sell.

     The Fund's dealing in forward contracts will be limited to the transactions described above. Of course, the Fund is not required to enter into such transactions with regard to its foreign currency-denominated securities. It also should be realized that this method of protecting the value of the portfolio securities against a decline in the value of a currency does not eliminate fluctuations in the underlying prices of the securities that are unrelated to exchange rates. Additionally, although such contracts tend to minimize the risk of loss due to a decline in the value of the hedged currency, at the same time they tend to limit any potential gain that might result should the value of such currency increase.

     Although the Fund values its assets daily in terms of U.S. dollars, it does not intend physically to convert its holdings of foreign currencies into U.S. dollars on a daily basis. The Fund will do so from time to time, incurring the costs of currency conversion. Although foreign exchange dealers do not charge a fee for conversion, they do realize a profit based on the difference (the "spread") between the prices at which they are buying and selling various currencies. Thus, a dealer may offer to sell a foreign currency to the Fund at one rate, while offering a lesser rate of exchange should the Fund desire to resell that currency to the dealer.

29. Unseasoned Issuers. The Funds may invest in securities of unseasoned issuers. Unseasoned issuers are those companies which, together with any predecessors, have been in operation for less than three years.


INTERMEDIATE-TERM U.S. GOVERNMENT FUND,
HIGH-YIELD FUND AND INTERMEDIATE-TERM BOND FUND

Intermediate-Term U.S. Government Fund, High-Yield Fund and Intermediate-Term Bond Fund may make the following investments, among others, although they may not buy all of the types of securities that are described.

1. Direct Obligations of the U.S. Treasury such as U.S. Treasury Bills, Notes, Bonds, and STRIPS (Separate Trading of Registered Interest and Principal of Securities). The Funds invest in securities that are direct obligations of the U.S. Treasury and supported by the full faith and credit of the U.S. government.

2. U.S. Treasury Inflation-Indexed Securities (TIIS). The Funds may invest in U.S. Treasury securities that pay a fixed amount of interest on an inflation (as measured by the CPI-U) adjusted principal. At maturity the securities are redeemed at the greater of par on the original issue or the inflation adjusted principal.

3. Other U.S. Government Securities, including (a) securities supported by the full faith and credit of the U.S. government but that are not direct obligations of the U.S. Treasury, such as securities issued by the Government National Mortgage Association (GNMA); (b) securities that are not supported by the full faith and credit of the U.S. government but are supported by the issuer's ability to borrow from the U.S. Treasury, such as securities issued by the Federal National Mortgage Association (FNMA), the Federal Home Loan Bank (FHLB), the Federal Home Loan Mortgage Corporation (FHLMC), the Federal Farm Credit Bank (FFCB), the Federal Agricultural Mortgage Corp. (FRMMT), or the Student Loan Marketing Association (Sallie
     Mae), and (c) securities supported solely by the creditworthiness of the issuer, such as securities issued by the Tennessee Valley Authority (TVA). While U.S. government securities are considered to be of the highest credit quality available, they are subject to the same market risks as comparable debt securities.

4. Agency Subordinated Debt. The Funds may invest in subordinated debt instruments issued by U.S. government-sponsored entities, such as FNMA, FHLMC, and by federally related institutions. These securities are not backed by the full faith and credit of the U.S. government. Subordinated agency debt is unsecured, subordinated obligations of the agency, ranking junior in right of payment to certain other existing and future obligations of the agency. Subordinated debt is among the first after equity to lose value in the event of financial failure. Investors are exposed to loss and do not benefit, as equity shareholders might, from excessive risk taking.

5. Corporate Debt Securities (Intermediate-Term U.S. Government Fund and Intermediate-Term Bond Fund Only). The Funds may invest in corporate debt securities that at the time of purchase are rated in the top four grades (Baa or BBB or higher) by either Moody's, Standard & Poor's Ratings Services, a division of The McGraw Hill Companies, Inc. ("S&P") or Fitch IBCA, Inc. ("Fitch"), or, if unrated, determined by SAM to be of comparable quality to such rated debt securities. In addition to reviewing ratings, SAM will analyze the quality of rated and unrated corporate bonds for purchase by the Fund by evaluating various factors that may include the issuer's capital structure, earnings power and quality of management.

6. Repurchase Agreements. See the description of such securities under "Additional Investment Information - Stock Funds."

7. When-Issued or Delayed-Delivery Securities. See the description of such securities under "Additional Investment Information - Stock Funds."

8. Yankee Debt Securities and Eurodollar Bonds. The High-Yield Fund and the Intermediate-Term Bond Fund may invest in Yankee sector debt securities. Yankee debt securities are securities issued in the U.S. by foreign issuers. These bonds involve investment risks that are different from those of domestic issuers. Such risks may include nationalization of the issuer, confiscatory taxation by the foreign government, establishment of controls by the foreign government that would inhibit the ability of the issuer to make principal and interest payments to a Fund, lack of comparable publicly available information concerning foreign issuers, lack of comparable accounting and auditing practices in foreign countries and finally, difficulty in enforcing claims against foreign issuers in the event of default.


     S&P, Moody's, and Fitch rate Yankee sector debt obligations. If a debt obligation is unrated, SAM will make every effort to analyze potential investments in foreign issuers on the same basis as the rating services analyze domestic issuers. Because public information is not always comparable to that available on domestic issuers, this may not be possible. Therefore, while SAM will make every effort to select investments in foreign securities on the same basis relative to quality and risk as its investments in domestic securities that may not always be possible. Eurodollar bonds are bonds issued by either U.S. or foreign issuers that are traded in the European bond markets and denominated in U.S. dollars. Eurodollar bonds issued by foreign issuers are subject to the same risks as Yankee sector bonds. Additionally, Eurodollar bonds are subject to certain sovereign risks. One such risk is the possibility that a foreign government might prevent U.S. dollar-denominated funds from flowing across its borders.


9. Short-Term Investing. The Funds may invest for short-term purposes when SAM believes such action to be desirable and consistent with sound investment practices. No Fund, however, will engage primarily in trading for the purpose of short-term profits. A Fund may dispose of its securities whenever SAM deems advisable, without regard to the length of time the securities have been held. See the description of such securities under "Additional Investment Information -Stock Funds."

10. Restricted Securities and Rule 144A Securities (Intermediate-Term U.S. Government Fund, High-Yield Fund and Intermediate-Term Bond Fund Only). See the description of such securities under "Additional Investment Information-Stock Funds."


11. Mortgage-Backed Securities. The mortgage-backed securities in which the Fund may invest represent participation interests in pools of mortgage loans or securities collateralized by pools of mortgage loans. Ginnie Maes (Government National Mortgage Association (GNMA)) are comprised of Federal Housing Administration (FHA) insured mortgages and Veterans Administration
     (VA) guaranteed loans and are backed by the full faith and credit of the U.S. government. Freddie Macs (Federal Home Loan Mortgage Corporation (FHLMC)) are participation certificates backed by both FHA and VA mortgages and privately insured conventional mortgages plus the general guarantee of FHLMC, a privately managed public institution owned by the Federal Home Loan Bank Board System members. Fannie Maes (Federal National Mortgage Association (FNMA)) are mortgage-backed securities issued and guaranteed by FNMA, a U.S. government-sponsored, publicly held company, and backed by both conventional and FHA and VA mortgages. Freddie Macs and Fannie Maes are not guaranteed by the full faith and credit of the U.S. government.

     Unlike conventional bonds, the principal with respect to mortgage-backed securities is paid back over the life of the loan rather than at maturity. Consequently, the Fund will receive monthly scheduled payments of both principal and interest. In addition, the Fund may receive unscheduled principal payments representing unscheduled prepayments on the underlying mortgages. Since the Fund must reinvest scheduled and unscheduled principal payments at prevailing interest rates and such interest rates may be higher or lower than the current yield of the Fund's portfolio, mortgage-backed securities may not be an effective means to lock in long-term interest rates. In addition, while prices of mortgage-backed securities, like conventional bonds, are inversely affected by changes in interest rate levels, because of the likelihood of increased prepayments of mortgages in times of declining interest rates, they have less potential for capital appreciation than comparable fixed-income securities and may in fact decrease in value when interest rates fall.

12. Collateralized Mortgage Obligations (CMOs). Mortgage-backed securities in which the Fund may invest include "modified pass-through" securities or CMOs issued by Ginnie Mae, Freddie Mac, and Fannie Mae or by private issuers which are collateralized by securities issued by the U.S. government or one of its agencies or instrumentalities. Modified pass-through securities "pass through" to their holders the scheduled monthly interest and principal payments relating to mortgage loans in the pool. CMOs are securities collateralized by a portfolio of mortgage loans or mortgage-backed securities. CMOs are issued with a number of classes or series which have different maturities and which may represent interests in some or all of the interest or principal of the underlying collateral or a combination thereof. The Fund may purchase CMOs that are interests in real estate mortgage investment conduits (REMICs) sponsored by GNMA.

     The rate of interest payable on CMO classes may be set at levels that are either above or below market rates at the time of issuance, so that the securities will be sold at a substantial premium to, or at a discount from, par value. There is the risk that the Fund may fail to recover any premium it pays due to market conditions and/or mortgage prepayments. The Fund will not invest in interest-only or principal-only classes -- such investments are extremely sensitive to changes in interest rates.

     CMOs are issued with a number of classes or series that have different maturities and that may represent interests in some or all of the interest or principal of the underlying collateral or a combination thereof. Some CMO classes are structured to pay interest at rates that are adjusted in accordance with a formula, such as a multiple or fraction of the change in a specified interest rate index, so as to pay at a rate that will be attractive in certain interest rate environments but not in others. For example, a CMO may be structured so that its yield moves in the same direction as market interest rates (i.e., the yield may increase as rates increase and decrease as rates decrease) but may do so more rapidly or to a greater degree. Other CMO classes may be structured to pay floating interest rates that either move in the same direction or the opposite of short-term interest rates. The market value of such securities may be more volatile than that of a fixed rate obligation. Such interest rate formulas may be combined with other CMO characteristics.

13. Asset-Backed Securities. Asset-backed securities represent interests in, or are secured by and payable from, pools of assets such as (but not limited to) consumer loans, automobile receivable securities, credit card receivable securities, and installment loan contracts. These securities may be pass-through certificates, which are similar to mortgage-backed securities, or they may be asset-backed commercial paper, which is issued by a special purpose entity organized solely to issue the commercial paper and to purchase interests in the assets. The assets underlying the securities are securitized through the use of trusts and special purpose corporations. Like mortgage-backed securities, asset-backed securities are subject to prepayment risks, which may reduce the overall return on the investment. Payment of interest and principal ultimately depends upon borrowers paying the underlying loans. These securities may be supported by credit enhancements such as letters of credit. The credit quality of these securities depends upon the quality of the underlying assets and the level of credit enhancements, such as letters of credit, provided. Payment of interest and principal ultimately depends upon borrowers paying the underlying loans. There is the risk that one or more of the underlying borrowers may default and that recovery on the repossessed collateral may be unavailable or inadequate to support payments on the defaulted securities. In addition, asset-backed securities are subject to prepayment risks which may reduce the overall return of the investment. Automobile receivable securities represent undivided fractional interests in a trust whose assets consist of a pool of automobile retail installment sales contracts and security interests in vehicles securing the contracts. Payments of principal and interest on the certificates issued by the automobile receivable trust are passed through periodically to certificate holders and are generally guaranteed up to specified amounts by a letter of credit issued by a financial institution. Certificate holders may experience delays in payments or losses if the full amounts due on the underlying installment sales contracts are not realized by the trust because of factors such as unanticipated legal or administrative costs of enforcing the contracts, or depreciation, damage or loss of the vehicles securing the contracts.

     Credit card receivable securities are backed by receivables from revolving credit card accounts. Certificates issued by credit card receivable trusts generally are pass-through securities. Competitive and general economic factors and an accelerated cardholder payment rate can adversely affect the rate at which new receivables are credited to an account, potentially shortening the expected weighted average life of the credit card receivable security and reducing its yield. Credit card accounts are unsecured obligations of the cardholder.

14. Zero Coupon Bonds. Zero coupon bonds are purchased at a discount without scheduled interest payments. Because zero coupon bonds do not pay current interest, their prices can be very volatile when interest rates change. In calculating its dividends, the Intermediate-Term Bond Fund accrues as income a portion of the difference between the purchase price and the face value of each zero coupon bond it holds. Each Fund intends to distribute substantially all of its income to shareholders so that it can be treated as a regulated investment company under the federal tax law (see "Tax Information") If a Fund's cash position is depleted, a Fund may have to sell securities under disadvantageous circumstances to obtain enough cash to meet its distribution requirement. However, SAM does not expect non-cash income to materially affect a Fund's operations.


     The Federal Reserve Bank creates STRIPS (Separate Trading of Registered Interest and Principal of Securities) by separating the interest and principal components of an outstanding U.S. Treasury bond and selling them as individual securities.

15. Cash or High-Quality, Short-Term Securities Issued by an Agency or Instrumentality of the U.S. Government, High-Quality Commercial Paper, Certificates of Deposit, Shares of No-Load, Open-End Money Market Funds or Repurchase Agreements. A Fund may purchase these short-term securities as a cash management technique under those circumstances where it has cash to manage for a short time period, for example, after receiving proceeds from the sale of securities, interest payments or dividend distributions from portfolio securities or cash from the sale of Fund shares to investors. Interest earned from these short-term securities will be taxable to investors as ordinary income when distributed.

16. High-Yield Debt Securities, also known as High-Risk Debt Securities or "Junk Bonds" (High-Yield Fund and Intermediate-Term Bond Fund Only). The Funds may purchase debt and preferred stock issues (including convertible securities) which are below investment grade, i.e., rated lower than the top four grades by S&P, Moody's or Fitch, or, if not rated by these agencies, in the opinion of SAM, have credit characteristics comparable to such rated securities. Up to 20% of the High-Yield Fund's net assets may be invested in such unrated securities. SAM will determine the quality of unrated obligations by evaluating the issuer's capital structure, earnings power and quality of management. Unrated securities may not be as attractive to as many investors as rated securities. In addition, the High-Yield Fund may invest up to 5% of its total assets in securities which are in default. The Fund will purchase securities which are in default only when, in SAM's opinion, the potential for high yield outweighs the risk.

     While debt securities rated lower than investment grade generally lack characteristics of a desirable investment, they normally offer a current yield or yield-to-maturity which is significantly higher than the yield available from securities rated as investment grade. These securities are speculative and involve greater investment risks due to the issuers' reduced creditworthiness and increased likelihood of default and bankruptcy. In addition, these securities are frequently subordinated to senior securities.

     Yields on high-yield, debt securities will fluctuate over time. During periods of economic uncertainty or change, the market prices of high-yield, fixed-income securities may experience increased volatility, which may in turn cause the net asset value per share of the High-Yield Fund to be volatile. Lower-quality, debt securities tend to reflect short-term economic and corporate developments to a greater extent than higher-quality securities which primarily react to fluctuations in interest rates. Economic downturns or increases in interest rates can significantly affect the market for high-yield, debt securities and the ability of issuers to timely repay principal and interest, increasing the likelihood of defaults. Lower-quality securities include debt obligations issued as a part of capital restructurings, such as corporate takeovers or buyouts. Capital restructurings generally involve the issuance of additional debt on terms different from any current outstanding debt. As a result, the issuer of the debt is more highly leveraged. During an economic downturn or period of rising interest rates, a highly-leveraged issuer may experience financial difficulties which adversely affect its ability to make principal and interest payments, meet projected business goals and obtain additional financing. In addition, the issuer will depend on its cash flow and may depend, especially in the context of corporate takeovers, on a sale of its assets to service debt. Failure to realize projected cash flows or asset sales may seriously impair the issuer's ability to service this greater debt load, which in turn might cause the Fund to lose all or part of its investment in that security. SAM will seek to minimize these additional risks through diversification, careful assessment of the issuer's financial structure, business plan and management team following any restructuring, and close monitoring of the issuer's progress toward its financial goals.

17. Debt Securities with Equity Features (High-Yield Fund and Intermediate-Term Bond Fund Only). The Funds may acquire these securities when comparable in yield and risk to debt securities without equity features, but only when acquired as a result of unit offerings that carry an equity element such as common stock, rights, or other equity securities. The Funds will hold these common stocks, rights, or other equity securities until SAM determines that, in its opinion, the optimal time for sale of the equity security has been reached.

18. Payment-in-Kind (High-Yield Fund and Intermediate-Term Bond Fund Only). The Funds may hold "payment-in-kind" fixed-income securities, which receive interest paid in additional securities rather than cash. A Fund accrues income on these securities but does not receive cash interest payments until maturity or payment date. Each Fund intends to distribute substantially all of its income to its shareholders so that it can be treated as a regulated investment company under the federal tax law (see "Tax Information"). As a result, if its cash position is depleted, a Fund may have to sell securities under disadvantageous circumstances to obtain enough cash to meet its distribution requirement. However, SAM does not expect non-cash income to materially affect a Fund's operations. Payment-in-kind securities are generally subject to greater price fluctuations due to changes in interest rates than those fixed-income securities paying cash interest on a schedule until maturity.

19. Municipal Securities (Intermediate-Term Bond and High-Yield Funds Only). The Funds may invest in obligations of, or guaranteed by, the U.S government, its agencies, or its instrumentalities or in debt securities that are rated in the four highest grades assigned by Moody's, S&P, or Fitch during market conditions that, in the opinion of SAM, are unfavorable for satisfactory market performance by lower-rated or unrated debt securities. The Funds may invest in higher-rated securities when changing economic conditions or other factors cause the difference in yield between lower-rated and higher-rated securities to narrow and SAM believes that the risk of loss of principal may be substantially reduced with a small reduction in yield.


20. Credit Ratings. Rating agencies evaluate the likelihood that an issuer will make principal and interest payments, but ratings may not reflect market value risks associated with lower-rated, fixed-income securities. Also, rating agencies may not timely revise ratings to reflect subsequent events affecting an issuer's ability to pay principal and interest. SAM uses S&P, Moody's, and Fitch ratings as a preliminary indicator of investment quality. SAM will periodically research and analyze each issue (whether rated or unrated) and evaluate such factors as the issuer's interest or dividend coverage, asset coverage, earnings prospects, and managerial strength. This analysis will help SAM to determine if the issuer has sufficient cash flow and profits to meet required principal and interest payments and to monitor the liquidity of the issue. Achievement of a Fund's investment objective will be more dependent on SAM's credit analysis of bonds rated below the three highest rating categories than would be the case were the Fund to invest in higher-quality debt securities. This is particularly true for the High-Yield Fund.

MUNICIPAL BOND FUND, INTERMEDIATE-TERM MUNICIPAL BOND FUND, AND CALIFORNIA TAX-FREE INCOME FUND

Each Tax-Exempt Bond Fund may make the following investments, among others, although they may not buy all of the types of securities that are described.

1. Municipal Bonds. Each Fund may invest up to 20% of its total assets in unrated municipal bonds. Unrated securities are not necessarily lower in quality than rated securities but may not be as attractive to as many investors as rated securities. Each Fund will invest no more than 33% of its total assets in municipal bonds rated in the fourth highest grade (or in comparable unrated bonds subject to the 20% limit). Such bonds are of medium grade, have speculative characteristics, and are more likely to have a weakened capacity to make principal and interest payments under changing economic conditions or upon deterioration in the financial condition of the issuer.

     After purchase by a Fund, a municipal bond may be downgraded to below investment grade or, if unrated, may cease to be comparable to a rated investment-grade security (such below investment-grade securities are commonly referred to as "high yield" or "junk" bonds). Neither event will require a Fund to dispose of that security, but SAM will take a downgrade or loss of comparability into account in determining whether the Fund should continue to hold the security in its portfolio. Each Fund will not hold more than 5% of its net assets in such below investment-grade securities.

     The term "municipal bonds" as used in this SAI means those obligations issued by or on behalf of states, territories, or possessions of the United States and the District of Columbia and their political subdivisions, municipalities, agencies, instrumentalities, or public authorities, the interest on which in the opinion of bond counsel is exempt from federal income tax and, in the case of the California Tax-Free Income Fund, exempt from California personal income tax.

     Revenue Bonds, which are "limited obligation" bonds that provide financing for specific projects or public facilities. These bonds are backed by revenues generated by a particular project or facility or by a special tax. A "resource recovery bond" is a type of revenue bond issued to build waste facilities or plants. A "private activity bond" is a type of revenue bond that is backed by the credit of a private issuer, generally does not have access to the resources of a municipality for payment, and may involve greater risk. Each Fund intends to invest primarily in revenue bonds that may be issued to finance various types of projects, including but not limited to education, hospitals, housing, waste, and utilities. Each Fund will not purchase private activity bonds or any other type of revenue bonds, the interest on which is an item of tax preference for purposes of the federal alternative minimum tax.

     General Obligation Bonds, which are bonds that provide general purpose financing for state and local governments and are backed by the taxing power of the state and local government as the case may be. The taxes or special assessments that can be levied for the payment of principal and interest on general obligation bonds may be limited or unlimited as to rate or amount.

     Variable and Floating Rate Obligations, which are municipal obligations that carry variable or floating rates of interest. Variable rate instruments bear interest at rates that are readjusted at periodic intervals. Floating rate instruments bear interest at rates that vary automatically with changes in specified market rates or indexes, such as the bank prime rate. Accordingly, as interest rates fluctuate, the potential for capital appreciation or depreciation of these obligations is less than for fixed rate obligations. Floating and variable rate obligations carry demand features that permit a Fund to tender (sell) them back to the issuer at par prior to maturity and on short notice. A Fund's ability to obtain payment from the issuer at par may be affected by events occurring between the date the Fund elects to tender the obligation to the issuer and the date redemption proceeds are payable to the Fund. A Fund will purchase floating and variable rate obligations only if at the time of purchase there is a secondary market for such instruments. For purposes of calculating average dollar-weighted maturity, the Intermediate-Term Municipal Bond Fund will treat variable and floating rate obligations as having a maturity equal to the period remaining until the date the Fund can next exercise the demand feature by selling the security back to the issuer.

     Put Bonds, which are municipal bonds that give the holder the unconditional right to sell the bond back to the issuer at a specified price and exercise date and put bonds with demand features. The obligation to purchase the bond on the exercise date may be supported by a letter of credit or other arrangement from a bank, insurance company or other financial institution, the credit standing of which affects the credit quality of the bond. A demand feature is a put that entitles a Fund holding it to repayment of the principal amount of the underlying security on no more than 30 days' notice at any time or at specified intervals.

     Municipal Lease Obligations, which are issued by or on behalf of state or local government authorities to acquire land, equipment or facilities and may be subject to annual budget appropriations. These obligations themselves are not normally backed by the credit of the municipality or the state but are secured by rent payments made by the municipality or by the state pursuant to a lease. If the lease is assigned, the interest on the obligation may become taxable. The leases underlying certain municipal lease obligations provide that lease payments are subject to partial or full abatement if, because of material damage or destruction of the lease property, there is substantial interference with the lessee's use or occupancy of such property. This "abatement risk" may be reduced by the existence of insurance covering the leased property, the maintenance by the lessee of reserve funds or the provision of credit enhancements such as letters of credit. Certain municipal lease obligations also contain "non-appropriation" clauses that provide that the municipality has no obligation to make lease or installment purchase payments in future years unless money is appropriated for such purpose on a yearly basis. Some municipal lease obligations of this type are insured as to timely payment of principal and interest, even in the event of a failure by the municipality to appropriate sufficient funds to make payments under the lease. However, in the case of an uninsured municipal lease obligation, a Fund's ability to recover under the lease in the event of a non-appropriation or default will be limited solely to the repossession of leased property without recourse to the general credit of the lessee, and disposition of the property in the event of foreclosure might prove difficult. If rent is abated because of damage to the leased property or if the lease is terminated because monies are not appropriated for the following year's lease payments, the issuer may default on the obligation causing a loss to a Fund. A Fund will invest in only those municipal lease obligations that are, in the opinion of SAM, liquid securities under guidelines adopted by the Safeco Tax-Exempt Bond Trust's Board of Trustees. Generally, municipal lease obligations will be determined to be liquid if they have a readily available market after an evaluation of all relevant factors.

     Certificates of Participation (COPs) in municipal lease obligations, which are certificates issued by state or local governments that entitle the holder of the certificate to a proportionate interest in the lease purchase payments made. A Fund will only invest in those COPs that are, in the opinion of SAM, liquid securities under guidelines adopted by the Trust's Board of Trustees. Generally, COPs will be determined to be liquid if they have a readily available market after an evaluation of all relevant factors.

     Participation Interests, which are interests in municipal bonds and floating and variable rate obligations that are owned by banks. These interests carry a demand feature that permits a Fund holding an interest to tender (sell) it back to the bank. Generally, the bank will accept tender of the participation interest with same day notice, but may require up to five days' notice. The demand feature is usually backed by an irrevocable letter of credit or guarantee of the bank. The credit rating of the bank may affect the credit quality of the participation interest.

     Municipal Notes, which are notes generally issued by an issuer to provide for short-term capital needs and generally have maturities of one year or less. A Fund may purchase municipal notes as a medium for its short-term investments, the interest on which will not be subject to federal income tax when distributed to the Fund's shareholders. Notes include tax anticipation, revenue anticipation and bond anticipation notes and tax-exempt commercial paper. A Fund will invest only in those municipal notes that at the time of purchase are rated within one of the three highest grades by Moody's or S&P or, if unrated by any of these agencies, in the opinion of SAM, are of comparable quality.

2. Shares of No-Load, Open-End Investment Companies that Invest in Tax-Exempt Securities With Remaining Maturities of One Year or Less. Such shares will be purchased only as a medium for a Fund's short-term investments if SAM determines that they provide a better combination of yield and liquidity than a direct investment in short-term, tax-exempt securities.

3. Repurchase Agreements. See the description of such securities under "Additional Investment Information - Stock Funds."

4. When-Issued or Delayed-Delivery Securities. See the description of such securities under "Additional Investment Information - Stock Funds."

5. Illiquid Securities. See the description of such securities under "Additional Investment Information - Stock Funds."

6. Cash or High Quality, Short-Term Securities Issued by an Agency or Instrumentality of the U.S. Government, High-Quality Commercial Paper, Certificates of Deposit and Shares of No-Load, Open-End Money Market Funds. A Fund may purchase these short-term securities as a cash management technique under those circumstances where it has cash to manage for a short time period, for example, after receiving proceeds from the sale of securities, dividend distributions from portfolio securities, or cash from the sale of Fund shares to investors. Interest earned from these short-term securities will be taxable to investors as ordinary income when distributed.

7. Short-Term Investments. Each Fund may invest for short-term purposes when SAM believes such action to be desirable and consistent with sound investment practices. Each Fund, however, will not engage primarily in trading for the purpose of short-term profits. A Fund may dispose of its portfolio securities whenever SAM deems advisable without regard to the length of time the securities have been held.

MONEY MARKET FUNDS

Quality and Maturity. Pursuant to procedures adopted by the Money Market Trust's Board of Trustees, the Money Market Fund and the Tax-Free Money Market Fund may purchase only high-quality securities that SAM believes present minimal credit risks. To be considered high quality, a security must be rated, or the issuer must have received a rating for a comparable short-term security, in accordance with applicable rules in one of the two highest categories for short-term securities by at least two nationally recognized rating services (or by one, if only one rating service has rated the security); or, if unrated, the security must be judged by SAM to be of equivalent quality.

High-quality securities are divided into "first tier" and "second tier" securities. First tier securities are those deemed to be in the highest rating category (e.g., A-1 by S&P) and second tier securities are those deemed to be in the second highest rating category (e.g., A-2 by S&P).

The Money Market Funds may not invest more than 5% of their total assets in second tier securities. In addition, the Money Market Funds may not invest more than 1% of their total assets or $1 million (whichever is greater) in the second tier securities of a single issuer.

The Money Market Funds limit their investments to securities with remaining maturities of 397 days or less, and to maintain a dollar-weighted average maturity of 90 days or less. When determining the maturity of a security, the Money Market Funds may look to an interest rate reset or demand feature.

A security is considered to be rated if either the security itself is assigned a rating or the issuer is assigned a rating for comparable short-term debt obligations. Alternatively, a security (whether or not rated) with an unconditional demand feature (as defined in Rule 2a-7) may be considered to be rated if the demand feature or its issuer has been assigned a rating. See "Description of Ratings" for further explanation of rating categories.

Except as noted, each Money Market Fund may make the following investments, among others, although it may not buy all of the types of securities that are described:

1. Repurchase Agreements. In a repurchase agreement, the Fund buys securities at one price and simultaneously agrees to sell them back at a higher price. Delays or losses could result if the counterparty to the agreement defaults or becomes insolvent.

2. Variable and Floating Rate Instruments. Issuers of floating or variable rate notes include, but are not limited to, corporations, partnerships, special purpose entities, the U.S. government, its agencies and instrumentalities, and municipalities. The interest rates on variable rate instruments reset periodically on specified dates so as to cause the instruments' market value to approximate their par value. The interest rates on floating rate instruments change whenever there is a change in a designated benchmark rate. Variable and floating rate instruments may have optional or mandatory put features. In the case of a mandatory put feature, the Fund would be required to act to keep the instrument.


3. Other Floating and Variable Rate Securities. Securities collateralized by a portfolio of municipal bonds which are divided into classes. The Fund will purchase only classes of such securities that provide for floating rates and which can be put back to a liquidity provider (generally at par) on a fixed date.


4. Restricted Securities and Rule 144A Securities. The Fund may invest in restricted securities eligible for resale under Rule 144A under the 1933 Act and commercial paper sold pursuant to Section 4(2) of the 1933 Act, provided that SAM had determined that such securities are liquid under guidelines adopted by the Board of Trustees. See the description of Rule 144A Securities under "Additional Investment Information - Stock Funds."
     Section 4(2) of the 1933 Act exempts securities sold by the issuer in private transactions from the 1933 Act's registration requirements. Because
     Section 4(2) paper is a restricted security, investing in Section 4(2) paper could have the effect of decreasing the liquidity of the Fund's portfolio to the extent that buyers, for a time, become unwilling to purchase the securities.


5. Commercial Paper Obligations. Commercial paper is a short-term instrument issued by corporations, financial institutions, governmental entities and other entities, and may include funding agreements, and other short-term debt obligations. The principal risk associated with commercial paper is the potential insolvency of the issuer. In addition to commercial paper obligations of domestic corporations, the Fund may also purchase U.S. dollar-denominated commercial paper issued in the U.S. by foreign entities.

     While investments in foreign obligations are intended to reduce risk by providing further diversification, such investments involve sovereign and other risks, in addition to the credit and market risks normally associated with domestic securities. These additional risks include the possibility of adverse political and economic developments (including political instability) and the potentially adverse effects of unavailability of public information regarding issuers, reduced governmental supervision of markets, reduced liquidity of certain financial markets, and the lack of uniform accounting, auditing, and financial standards or the application of standards that are different or less stringent than those applied in the U.S. A Fund will purchase commercial paper issued by foreign entities only if, in the opinion of SAM, it is of an investment quality comparable to other obligations that may be purchased by the Fund.

6. Tax-Exempt Commercial Paper (Tax-Free Money Market Fund Only). These are short-term securities issued by states, municipalities and their agencies. Tax-exempt commercial paper may be structured similarly to put bonds with credit enhancements, long nominal maturities, and mandatory put dates, which are agreed upon by the buyer and the seller at the time of purchase. The put date acts as a maturity date for the security, and generally will be shorter than the maturities of Project Notes (PNs), BANs, RANs or TANs. There is a limited secondary market for issues of tax-exempt commercial paper.

7. Illiquid Securities. See the description of such securities under "Additional Investment Information - Stock Funds.

8. Securities Issued by Banks and Other Issuers. Investments may be made in U.S. dollar-denominated time deposits, certificates of deposit, and bankers' acceptances of U.S. banks and their branches located outside of the United States, U.S. branches and agencies of foreign banks, and foreign branches of foreign banks. The Fund may also invest in U.S. dollar-denominated securities issued or guaranteed by other U.S. or foreign issuers, including U.S. and foreign corporations or other business organizations, foreign governments, foreign government agencies or instrumentalities, and U.S. and foreign financial institutions, including savings and loan institutions, insurance companies and mortgage bankers, as well as banks.

     The obligations of foreign branches of U.S. banks may be general obligations of the parent bank in addition to the issuing branch, or may be limited by the terms of a specific obligation and by governmental regulation. Payment of interest and principal on these obligations may also be affected by governmental action in the country of domicile of the branch (generally referred to as sovereign risk). In addition, evidence of ownership of portfolio securities may be held outside of the U.S. and the Funds may be subject to the risks associated with the holding of such property overseas. Various provisions of federal law governing the establishment and operation of U.S. branches do not apply to foreign branches of U.S. banks. Obligations of U.S. branches and agencies of foreign banks may be general obligations of the parent bank in addition to the issuing branch, or may be limited by the terms of a specific obligation and by federal and state regulation, as well as by governmental action in the country in which the foreign bank has its head office.

9. When-Issued or Delayed-Delivery Securities. See the description of such securities under "Additional Investment Information - Stock Funds."

10. Mortgage-Backed Securities (Money Market Fund Only). See the description of such securities under "Additional Investment Information-Intermediate-Term U.S. Government Fund, High-Yield Fund and Intermediate-Term Bond Fund." In addition to the agency-insured or guaranteed mortgage loan pools described there, the Money Market Fund may purchase securities collateralized by mortgage loans or by mortgage-backed securities that are not insured or guaranteed by any U.S. governmental agency, but which carry private issuer guarantees, surplus collateral levels or other credit enhancements sufficient to obtain credit ratings making them eligible for purchase by the Fund.


11. Asset-Backed Securities (Money Market Fund Only). See the description of such securities under "Additional Investment Information- Intermediate-Term U.S. Government Fund, High-Yield Fund and Intermediate-Term Bond Fund."

12. U.S. Government Securities. U.S. government securities include (a) direct obligations of the U.S. Treasury, (b) securities supported by the full faith and credit of the U.S. government, but that are not direct obligations of the U.S. Treasury, (c) securities that are not supported by the full faith and credit of the U.S. government but are supported by the issuer's ability to borrow from the U.S. Treasury such as securities issued by the Federal National Mortgage Association (FNMA), the Federal Home Loan Bank (FHLB) and the Federal Home Loan Mortgage Corporation (FHLMC), and (d) securities supported solely by the creditworthiness of the issuer, such as securities issued by the Tennessee Valley Authority (TVA).

13. Corporate Obligations such as Publicly Traded Bonds, Debentures and Notes (Money Market Fund Only). The securities are used by issuers to borrow money from investors. The issuer pays the investor a fixed or variable rate of interest, and must repay the amount borrowed at maturity.

14. Taxable Municipal Bonds (Money Market Fund Only). Taxable municipal bonds are issued by municipalities to finance certain activities that are not eligible for exemption from federal income tax, such as local sports facilities or refunding of a refunded issue. When purchased by the Money Market Fund, the bonds will have thirteen (13) months or less remaining until maturity or will have a variable or floating rate of interest.

15. Municipal Bonds (Tax-Free Money Market Fund Only). Municipal bonds are issued to raise longer-term capital but, when purchased by the Tax-Free Money Market Fund, will have thirteen (13) months or less remaining until maturity or will have a variable or floating rate of interest. These issues may be either general obligation bonds or revenue bonds, and may include the following:

     Bond Anticipation Notes (BANs). These notes are usually general obligations of state and local governmental issuers which are sold to obtain interim financing for projects that will eventually be funded through the sale of long-term debt obligations or bonds. The ability of an issuer to meet the obligations on its BANs is primarily dependent on the issuer's access to the long-term municipal bond market and the likelihood that the proceeds of such bond sales will be used to pay the principal and interest on the BANs.

     Tax Anticipation Notes (TANs). These notes are issued by state and local governments to finance their current operations. Repayment is generally to be derived from specific future tax revenues. TANs are usually general obligations of the issuer. A weakness in an issuer's capacity to raise taxes due to, among other things, a decline in its tax base or a rise in delinquencies, could adversely affect the issuer's ability to meet its obligations on outstanding TANs.

     Revenue Anticipation Notes (RANs). These notes are issued by governments or governmental bodies with the expectation that future revenues from a designated source will be used to repay the notes. In general, they also constitute general obligations of the issuer. A decline in the receipt of project revenues, such as anticipated revenues from another level of government, could adversely affect an issuer's ability to meet its obligations on outstanding RANs. In addition, the possibility that the revenues would, when received, be used to meet other obligations could affect the ability of the issuer to pay the principal and interest on RANs.

     Variable and Floating Rate Instruments. Certain municipal obligations may carry variable or floating rates of interest. Variable rate instruments bear interest at rates that are readjusted at periodic intervals so as to cause the instruments' market value to approximate their par value. Floating rate instruments bear interest at rates which vary automatically with changes in specified market rates or indices, such as the bank prime rate. The Fund's right to obtain payment at par on a demand instrument upon demand could be affected by events occurring between the date the Fund elects to redeem the instrument and the date redemption proceeds are due which affect the ability of the issuer to pay the instrument at par value.

16. Term Put Bonds. Term put bonds are variable rate obligations which have a maturity in excess of one year with the option to put back (sell back) the bonds on a specified put date. On the put date, the interest rate of the bond is reset according to current market conditions and accrues at the reset rate until the next put date. The Fund may also hold mandatory put bonds. Mandatory put bonds require the holder to take certain action to retain the bonds. Put bonds are generally credit-enhanced by collateral, guaranteed investment contracts, surety bonds, a letter of credit or insurance which guarantees the payment of principal and interest.

17. Yankee Debt Securities and Eurodollar Bonds (Money Market Fund Only). See the description of such securities under "Additional Investment Information
     - Intermediate-Term U.S. Government Fund, High-Yield Fund and Intermediate-Term Bond Fund."

18. Shares of No-Load, Open-End Investment Companies That Invest in Tax-Exempt Securities With Remaining Maturities of Thirteen Months or Less (Tax-Free Money Market Fund Only). Such shares will be purchased only if SAM determines that they provide a better combination of yield and liquidity than a direct investment in short-term, tax-exempt securities.

SPECIAL INVESTMENT RISKS

BELOW INVESTMENT-GRADE BONDS:

The High-Yield Fund invests at least 80% of its net assets, plus any borrowings for investment purposes, in below investment-grade bonds. The Intermediate-Term Bond Fund may invest up to 20% of its net assets in below investment-grade bonds. Up to 10% of the net assets the Balanced Fund invests in debt securities may be invested in below investment-grade bonds. The Large-Cap Value, Small-Cap Value, and Large-Cap Growth Funds may invest in below investment-grade bonds, but do not currently anticipate doing so as a principal investment strategy. The other Funds, as a result of downgrades, may own below investment-grade bonds. Below investment-grade bonds are speculative and involve greater investment risks than investment-grade bonds due to the issuer's reduced creditworthiness and increased likelihood of default and bankruptcy. During periods of economic uncertainty or change, the market prices of below investment-grade bonds may experience increased volatility.

Below investment-grade bonds (commonly referred to as "high-yield," "high-risk," or "junk" bonds) have certain additional risks associated with them. Yields on below investment-grade bonds will fluctuate over time. These bonds tend to reflect short-term economic and corporate developments to a greater extent than higher quality bonds that primarily react to fluctuations in interest rates. During an economic downturn or period of rising interest rates, issuers of below investment-grade bonds may experience financial difficulties that adversely affect their ability to make principal and interest payments, meet projected business goals and obtain additional financing. In addition, issuers often rely on cash flow to service debt. Failure to realize projected cash flows may seriously impair the issuer's ability to service its debt load that in turn might cause a Fund to lose all or part of its investment in that security. SAM will seek to minimize these additional risks through diversification, careful assessment of the issuer's financial structure, business plan and management team and monitoring of the issuer's progress toward its financial goals.

The liquidity and price of below investment-grade bonds can be affected by a number of factors, including investor perceptions and adverse publicity regarding major issues, underwriters or dealers of lower-quality corporate obligations. These effects can be particularly pronounced in a thinly-traded market with few participants and may adversely impact a Fund's ability to dispose of the bonds as well as make valuation of the bonds more difficult.

Because there tend to be fewer investors in below investment-grade bonds, it may be difficult for a Fund to sell these securities at an optimum time. Consequently, these bonds may be subject to more price changes, fluctuations in yield and risk to principal and income than higher-rated bonds of the same maturity.

Credit ratings evaluate the likelihood that an issuer will make principal and interest payments, but may not reflect market value risks associated with lower-rated bonds. Credit rating agencies may not timely revise ratings to reflect subsequent events affecting an issuer's ability to pay principal and interest.

FOREIGN SECURITIES:

The International Fund invests at least 65% of its assets in countries domiciled in countries other than the United States. Large-Cap Value Fund, Core Equity Fund, Large-Cap Growth Fund, Multi-Cap Core Fund, Small-Cap Value Fund, Growth Opportunities Fund, Balanced Fund, Municipal Bond Fund, Intermediate-Term Municipal Bond Fund, California Tax-Free Income Fund, Intermediate-Term U.S. Government Fund, Intermediate-Term Bond Fund, High-Yield Fund, Money Market Fund, and Tax-Free Money Market Fund may invest up to 20% of assets in foreign securities.


Investing in foreign companies and markets involves certain considerations, including those set forth below, which are not typically associated with investing in U.S. securities denominated in U.S. dollars and traded in U.S. markets. Foreign securities may not be registered under, nor may the issuers thereof be subject to the reporting requirements of U.S. securities laws. Accordingly, there may be less publicly available information about a foreign company than about a domestic company. Foreign companies are not generally subject to uniform accounting and auditing and financial reporting standards, practices and requirements comparable to those applicable to U.S. companies. Securities of some foreign companies are less liquid and more volatile than securities of comparable domestic companies.


It is contemplated that most foreign securities will be purchased in over-the-counter markets or stock exchanges located in the countries in which the respective principal offices of the issuers of the various securities are located. Fixed commissions on foreign stock exchanges are generally higher than negotiated commissions on U.S. exchanges. There may be less governmental supervision and regulation of foreign stock exchanges, broker-dealers and issuers than in the United States.

In addition, with respect to some foreign countries, there is the possibility of expropriation or confiscatory taxation, limitations on the removal of funds or other assets of a Fund, political or social instability, or diplomatic developments that could affect U.S. investments in those countries. Moreover, individual foreign economies may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross domestic product, rate of inflation, capital reinvestment, resource self-sufficiency and balance of payments position.

The risks associated with investment in foreign securities are more significant in emerging markets. Securities markets of developing countries tend to be smaller, more volatile and may be less liquid than the markets of developed countries. A high proportion of the shares of many issuers may be held by a limited number of persons and financial institutions, which may limit the number of shares available for investment by a Fund. A limited number of issuers in developing countries' securities markets may represent a disproportionately large percentage of market capitalization and trading volume. In addition, securities markets in developing countries are susceptible to being influenced by large investors trading significant blocks of securities. The International Fund does not currently invest in emerging markets.

Because the International Fund invests primarily in foreign securities, it is subject to various risks in addition to those associated with U.S. investment. For example, the value of the International Fund depends in part upon currency values, the political and regulatory environments, and overall economic factors in the countries in which the Fund invests.

CURRENCY EXCHANGE RATES (International Fund):

The value of the assets of a Fund as measured in U.S. dollars may be affected favorably or unfavorably by fluctuations in currency rates and exchange control regulations (including actions by a foreign government to devalue its currency, thereby effecting a possibly substantial reduction in the U.S. dollar value of a Fund's investments in that country). The International Fund is authorized to employ certain hedging techniques to minimize this risk. However, to the extent such transactions do not fully protect the International Fund against adverse changes in exchange rates, decreases in the value of the currencies of the countries in which the Fund invests result in a corresponding decrease in the U.S. dollar value of the Fund's assets denominated in those currencies. Further, the International Fund may incur costs in connection with conversions between various currencies. Foreign exchange dealers (including banks) realize a profit based on the difference between the prices at which they buy and sell various currencies. Thus, a dealer or bank normally will offer to sell a foreign currency to the International Fund at one rate, while offering a lesser rate of exchange should the Fund desire immediately to resell that currency to the dealer. Moreover, fluctuations in exchange rates may decrease or eliminate income available for distribution. For example, if certain realized foreign currency losses exceed other investment company taxable income (as described below under "Tax Information") during a taxable year, the International Fund would not be able to make ordinary dividend distributions, or distributions made before the losses were realized would be recharacterized for federal income tax purposes as a return of capital to shareholders, rather than as ordinary dividends.


HEDGING TRANSACTIONS:

Hedging transactions cannot eliminate all risks of loss to the Funds and may prevent a Fund from realizing some potential gains. The projection of short-term foreign currency (International Fund) and foreign market movements is extremely difficult, and the successful execution of a short-term hedging strategy is highly uncertain. Among the risks of hedging transactions are: incorrect prediction of the movement of currency exchange rates and market movements; imperfect correlation of currency movements in cross-hedges and indirect hedges; imperfect correlation in the price movements of options, futures contracts and options on future contracts with the assets on which they are based; lack of liquid secondary markets and inability to effect closing transactions; costs associated with effecting such transactions; inadequate disclosure and/or regulatory controls in certain markets; counterparty default with respect to transactions not executed on an exchange; trading restrictions imposed by governments, or securities and commodities exchanges; and governmental actions affecting the value or liquidity of currencies. Hedging transactions may be effected in foreign markets or on foreign exchanges and are subject to the same types of risks that affect foreign securities. See the Special Investment Risks section for "Foreign Securities" and for "Currency Exchange Rates."

Indirect hedges and cross-hedges are more speculative than other hedges because they are not directly related to the position or transaction being hedged. With respect to indirect hedges, movements in the proxy currency may not precisely mirror movements in the currency in which portfolio securities are denominated. Accordingly, the potential gain or loss on an indirect hedge may be more or less than if the Fund had directly hedged a currency risk. Similar risks are associated with cross-hedge transactions. In a cross-hedge, the foreign currency in which a portfolio security is denominated is hedged against another foreign currency, rather than the U.S. dollar. Cross-hedges may also create a greater risk of loss than other hedging transactions because they may involve hedging a currency risk through the U.S. dollar rather than directly to the U.S. dollar or another currency.

Forward contracts, options, futures contracts and options on futures contracts may be used on behalf of the Funds to hedge investment risk and not for speculation.


GEOGRAPHICAL AND ISSUER SIZE LIMITATIONS:

International Fund. Because the International Fund invests primarily in foreign securities, it is subject to various risks in addition to those associated with U.S. investment. For example, the value of the International Fund depends in part upon currency values, the political and regulatory environments, and overall economic factors in the countries in which the Fund invests.

Growth Opportunities Fund and Small-Cap Value Fund. Growth Opportunities Fund and Small-Cap Value Fund invest in small-sized companies, which involves greater risks than investment in larger, more established issuers, and such securities can be subject to more abrupt and erratic movements in price. To dispose of these securities, a Fund may have to sell them over an extended period of time below the original purchase price. Investments in smaller capitalization companies may be regarded as speculative. Securities issued by companies (including predecessors) that have operated for less than three years may have limited liquidity, which can result in their prices being lower than might otherwise be the case. In addition, investments in such companies are more speculative and involve greater risk than do investments in companies with established operating records.

California Tax-Free Income Fund. The following is a condensed and general description of conditions affecting the taxing ability and fiscal condition of the State of California (hereinafter "State" or "California") and its various political subdivisions and their ability to meet their debt service obligations. Since during normal market conditions the California Tax-Free Income Fund plans to invest primarily in bonds issued by California and its political subdivisions, the investment risk of such concentration should be carefully considered. The description below summarizes discussions contained in official statements relating to various types of bonds issued by California and its political subdivisions. A more detailed description can be found in such official statements. The California Tax-Free Income Fund has not independently verified any of the information presented in this section.

General Economic Conditions. California's economy is the largest among the 50 states and is one of the largest in the world, having major components in high technology, trade, entertainment, agriculture, manufacturing, tourism, construction and services. California's population of approximately 35 million represents over 12 percent of the total United States population.

Following a severe recession in the early 1990's, California began a period of strong growth in 1994 in virtually all sectors, particularly in high technology manufacturing and services, including computer software and other services, entertainment, tourism, and construction, and also with very strong growth in exports. The California economy outpaced the nation during this period. By the end of 2000, unemployment in the State had dropped in half from the recession to under 5%, its lowest level in three decades. The strongest growth in a decade occurred in 1999 and 2000, but in 2001 the State finally showed the impact of the nationwide economic slowdown, coupled with a cyclical downturn in the high technology sector (including Internet-related businesses) and entered a mild recession. International trade has also slowed since the start of 2001. The terrorist attacks on September 11, 2001 further weakened the economy, particularly in tourism-based areas. The severe financial challenges which have faced the State since early 2001 may continue for several years.

Job losses have been concentrated in the San Francisco Bay area, particularly in high technology industries; economic conditions have been better in other parts of the State. Statewide, modest job growth appeared to have begun by early 2002, but job growth stalled by summer 2002. Unemployment reached almost 7% by year-end, at which time the State Department of Finance described the State economy as in a holding pattern. Personal income rose by only 1% in 2002. Residential construction and home sales remained strong, in part due to low interest rates, but nonresidential construction declined for the second consecutive year in 2002. In January 2003, the State Department of Finance projected there would be only slow growth in the economy in 2003, with moderate growth in 2004. The recession, combined particularly with the decline in the stock markets since mid-2000, will result in much weaker State revenues than previously projected.

The State is facing serious cash flow difficulties. It has had to resort to external borrowing starting in the fall of 2001 to assure sufficient cash resources to pay its ongoing obligations, including maturing cash flow notes. Further external cash flow borrowings will be required into the 2003-2004 fiscal year. The State's ability to meet its cash requirements will continue to depend on access to capital markets until it brings revenues and expenses into closer balance.

2002 Budget Act. The 2002-2003 Budget, released on January 10, 2002 (the "2002-2003 Governor's Budget"), projected a fall-off in General Fund revenues due to the national economic recession combined with the stock market decline, which began in mid-2000. Personal income tax receipts, which include stock option and capital gains realizations, were particularly impacted by the slowing economy and stock market decline. As a result, in January of 2002, the Governor projected a combined budget gap for 2001-2002 and 2002-2003 of approximately $12.5 billion. The May Revision to the 2002-2003 Governor's Budget (the "May Revision") projected further deterioration in revenues of $9.5 billion and additional costs of $1.6 billion over the 2001-2002 and 2002-2003 fiscal years. As a result, the combined budget gap for 2001-2002 and 2002-2003 rose from the $12.5 billion estimated in January to $23.6 billion.

The 2002 Budget Act, signed by the Governor on September 5, 2002, closed the $23.6 billion budget gap between expenditures and revenues (the "Budget Gap") through a combination of program reductions, loans, fund shifts, accelerations and transfers and modest tax changes. However, the State Legislative Analyst (the "Legislative Analyst"), fiscal experts and political leaders in the State acknowledged that the 2002 Budget Act left a large gap between the expected level of tax and other continuing revenues and projected expenditures under current programs for future years, referred to as a "structural deficit."

In late November 2002, the Governor directed State agencies to take immediate action to reduce any non-critical or non-essential activities. In December 2002, the Governor released proposals for immediate action to reduce the projected two-year budget gap by about $10.2 billion ($5.5 billion for 2002-03). The Governor requested action on these proposals early in 2003 in order to maximize savings in Fiscal Year 2002-03. The Legislature passed budget adjustment legislation in March and April 2003, totaling about $10.4 billion in spending reductions, deferrals and funding transfers ($5.1 billion for Fiscal Year 2002-03 and $5.3 billion for Fiscal Year 2003-04). The largest part of the reductions (including a $1.1 billion deferral into Fiscal Year 2003-04) was for K-12 education funding. The spending reductions reflected the enactment of legislation in May 2003 permitting the sale of about $1.9 billion of pension obligation bonds to fund the State's 2003-04 payments to the California Public Employees' Retirement System ("CalPERS"). However, the issuance of the pension obligation bonds may be delayed or cancelled for the Fiscal Year 2003-04 due to delays from litigation.

The 2003-04 Budget projected revenues from the three largest tax sources to be about $61.7 billion, more than $6 billion lower than projected in the 2002 Budget Act. The 2003-04 Budget projected total revenues and transfers of $73.1 billion and $69.2 billion in Fiscal Years 2002-03 and 2003-04, respectively. The 2003-04 Budget projected a $34.6 billion cumulative budget shortfall through June 30, 2004, and proposed to close this shortfall with expenditure reductions including the reduction of the VLF backfill to cities and counties, the realignment of responsibility for certain health and welfare programs to cities and counties to be supported by increased sales tax, personal income tax and cigarette tax increases, fund shifts from the General Fund, revenues from the renegotiation of compacts with Indian tribes, and loans and borrowings.

On May 14, 2003, the Governor released the May Revision to the Budget. The May Revision reduced the revenue estimate for Fiscal Year 2003-04 to $70.8 billion from the 2003-04 Budget estimate of $73.1 billion, primarily from the loss of $2 billion of revenues due to the delay of the second sale of tobacco securitization bonds. As a result, together with the lost opportunities for savings because of legislative action in lower amounts than requested by the Governor and higher than expected caseloads/populations for certain health and social services and correctional programs and required school payments, the May Revision estimated the budget gap for Fiscal Years2002-03 to 2003-04 increased from $34.6 billion to $38.2 billion.

The Governor made a number of fundamental changes in the May Revision from his earlier budget proposals. The Governor proposed to address the budget shortfalls in three phases: (1) eliminate the estimated $10.7 billion budget deficit by issuing fiscal recovery bonds ("FRBs"); (2) balance the 2003-04 Budget with a combination of measures ($5.3 billion of which were approved by the Legislature in March and April) including expenditure cuts, fund shifts, transfers, loans, and the realignment of certain health and social services programs from the State to counties; and (3) pursue legislative action during the balance of the 2003 Legislative session to enact structural reforms that would eliminate the estimated $7.9 billion remaining funding gap for Fiscal Year 2004-05.

Although the largest and most critical component of the budget proposals, the issuance of the FRBs is the subject of current litigation over Constitutional debt-limit provisions, and their issuance is uncertain. In addition, the Legislature established a Fiscal Recovery Fund to deposit revenues from a temporary 1/2(cent) sales taxes that begins July 1, 2004. The Legislature currently plans on paying the debt service on the FRBs from future appropriations from the Fiscal Recovery Fund.

In the event that litigation materially delays or prevents the issuance of the FRBs, the size of the remaining shortfall would most certainly exceed the amount of discretionary spending within the 2003 Budget Act that could be cut to address the shortfall, which would also result in a cash shortfall. The State would almost certainly be required to substantially reduce spending, raise taxes and/or incur other short-term or long-term borrowings.

2003 Budget Act. The 2003 Budget Act was adopted by the Legislature on July 29, 2003, and signed into law by the Governor on August 2, 2003. The 2003 Budget Act largely reflected the proposals contained in the May Revision, including the issuance of FRBs to address the budget deficit. The 2003 Budget Act rejected the proposed realignment of certain health and social services programs, and instead, increased reliance upon fund shifts and transfers and additional (non-tax) revenues sources.

Under the 2003 Budget Act, General Fund revenues are projected to increase 3.3%, from $70.9 billion in Fiscal Year 2002-03 to $73.3 billion in Fiscal Year 2003-04. The revenue projections incorporate a 4% increase in State tax revenues, as projected by the Legislative Analyst's Office ("LAO"), reflecting a correspondingly moderate growth in the State's economy.

General Fund expenditures are estimated to drop 9% from $78.1 billion in Fiscal Year 2002-03, to $71.1 billion in Fiscal Year 2003-04. Most of this decline can be explained by: (1) the suspension of VLF backfill payments to local governments; (2) additional Federal funds of approximately $1.5 billion under the Federal Jobs and Growth Tax Relief Reconciliation Act of 2003, which will be used to offset Medi-Cal costs and to cover other critical State program spending; (3) the anticipated receipt of $1.355 billion of pension obligation bond proceeds to cover CalPERS contributions; and (4) a one-time shift of Medi-Cal accounting from accrual to cash basis for estimated savings of approximately $930 million.

In its August 1, 2003 budget analysis, the LAO concluded that, absent the above-described factors, underlying spending for Fiscal Years 2002-03 and 2003-04 would be roughly equal. The LAO also concluded that Fiscal Year 2003-04 spending is considerably less than what would be required to maintain baseline spending for that fiscal year, which would encompass all spending requirements mandated by law at the outset of the fiscal year.

The 2003 Budget Act projects the June 30, 2004 reserve to be just over $2 billion. This reflects the assumed elimination of the $10.7 billion accumulated deficit. The LAO has predicted that additional Legislative action will be required in Fiscal Year 2004-05 to eliminate the estimated $7.9 billion remaining funding gap. Absent the corrective measures contained in the 2003 Budget Act, the State was projected to expend $90.9 billion in Fiscal Year 2003-04 rather than the budgeted $71.1 billion.


It cannot be predicted what actions will be taken in the future by the State Legislature and the Governor to deal with changing State revenues and expenditures. The State budget will be affected by national and State economic conditions and other factors.

Election of New Governor. Following the recall of Governor Davis, newly elected Governor Arnold Schwarzenegger began assembling his staff and evaluating the State's financial condition. As a result of his evaluation, he may take actions that could affect the State's receipts, disbursements and proposed borrowings during the current fiscal year.

2004-2005 Fiscal Year Budget. On January 9, 2004, Governor Schwarzenegger released his proposed 2004-2005 Budget (the "2004-2005 Governor's Budget"). In order to address the State's $22 billion accumulated debt the Governor proposed a four-part recovery plan consisting of (i) the California Economic Recovery Bond Act authorizing, subject to voter approval, the issuance of up to $15 billion in bonds to finance the negative General Fund reserve balance as of June 30, 2004, and other General Fund obligations undertaken prior to June 30, 2004;
(ii) additional budget solutions to close the budget gap (see below); (iii) a constitutional amendment requiring the Sate to adopt a balanced budget; and (iv) improving the business and jobs climate in California in order to revitalize the State's economy an d improve revenue growth over time.

Under the 2004-2005 Governor's Budget, revenues are projected to grow from $74.6 billion in the current year to 76.4 billion in 2004-2005, an increase of 2.4%. Expenditures are projected to decline from 78 billion in 2003-2004 to 76.1 billion in 2004-2005. The 2004-2005 Governor's Budget proposes to address the $17 billion projected budget shortfall through $18 billion in budgetary solutions including $7.3 billion in program reductions and related cost savings in the current and budget years combined. These reductions include a $2 billion reduction in Proposition 98 spending (assistance to local public schools and community college districts) and a $950 million reduction in transportation spending related to suspension of Proposition 42 transfer (allocation of gasoline and diesel fuel sales tax revenues for specific transportation purposes, including highways, streets and roads, and transit improvements); over $700 million in reductions in higher education, backfilled in large part by student fee increases; a $1.4 billion reduction in social services related to grant reductions, cost of living adjustment deletions, and elimination of state-only services In-Home Supportive Services; a $1.1 billion reduction in Medi-Cal, primarily related to 10% provider rate reductions; and a $400 million unallocated reduction to corrections.

The 2004-2005 Governor's Budget also proposes to address the budget shortfall through using proceeds from the Governor's proposed economic recovery bond to offset $5 billion of the budget gap; other loans and borrowing, including $930 million related to a proposed pension obligation bond sale, $947 million related to Proposition 98 "settle-up" obligations for 2002-2003 and 2003-2004, which are being deferred until after 2005-2006; local government related actions including a $1.3 billion property tax shift from local government to schools, reduced funding for juvenile probation, and a reduction in transportation funding related to the suspension of the Proposition 42 transfer; and transfers, other revenues and funds shifts, including a one-time shift of about $685 million in transportation funds to the General Fund in 2003-2004 and $350 million in new federal funds.

Based on its forecast of lower revenues and higher costs in both 2003-2004 and 2004-2005, the LAO estimates that even if all the elements of the 2004-2005 Governor's Budget were adopted, 2004-2005 would end with a General Fund deficit of $783 million. In addition, the LAO projects that the State would face an operating shortfall of approximately $7 billion beyond 2004-2005, absent corrective action.

Bond Ratings. S&P, Moody's, and Fitch made rating reductions on the State's long-term bonds and cash flow notes in late 2002 or 2003. As of March, 2004, ,S&P and Fitch had reduced California's general obligation bond ratings to BBB, and Moody's had reduced its ratings to Baa1. These ratings apply to the State only and are not indicative of the ratings assigned to local governments, such as counties, cities, school districts and other local agencies. Any explanation of the significance of such ratings may be obtained only from the rating agency furnishing such ratings. There is no assurance that such ratings will continue for any given period of time or that they will not be revised downward or withdrawn entirely if, in the judgment of the particular rating agency, circumstances so warrant.

Recent Developments Regarding Energy. From mid-2000 through early 2001, the State faced occasional shortages of electricity and dramatic increases in the spot market price for electricity, as a result of many complex factors deriving generally from a deregulation plan implemented in 1997. The three major investor-owned utilities in the State ("IOUs") purchased electricity to meet their needs above their own generating capacity and contracted supplies at fluctuating short-term and spot market rates, which rose sharply, while the retail prices they could charge their residential and small business customers were capped at specified levels under the deregulation plan. By early January, 2001, the two largest IOUs had exhausted their cash reserves and could no longer purchase electricity in the spot market.

The Governor declared a state of emergency under State law on January 17, 2001, and ordered the State's Department of Water Resources ("DWR") to begin purchasing electricity for resale to retail end use customers, to fill the gap in supplies resulting from the inability of the IOUs to continue to purchase power. The DWR also started to enter into long-term power supply contracts to reduce reliance on short-term and spot markets. DWR's purchases were initially funded primarily by unsecured, interest-bearing loans from the State's General Fund.

The DWR has issued approximately $11.25 billion in revenue bonds and used the net proceeds to repay outstanding loans from banks and commercial lenders in the amount of approximately $3.5 billion and a loan from the General Fund of $6.1 billion plus accrued interest of approximately $500 million. Issuance of the DWR revenue bonds had been delayed since mid-2001 by a number of factors, including administrative and legal challenges.

The loans from the General Fund, banks and commercial lenders financed DWR's power supply program costs during 2001 that exceeded DWR's revenues from the sale of electricity. The power supply program has become self-supporting and no additional loans from the General Fund are authorized. As of January 1, 2003, the DWR's authority to enter into new power purchase contracts terminated, and the IOUs resumed responsibility for obtaining electricity for their customers. The primary source of money to pay debt service on the DWR revenue bonds is revenues derived from customers of the IOUs resulting from charges set by the California Public Utilities Commission. The DWR revenue bonds are not a debt or liability of the State and do not directly or indirectly or contingently obligate the State to levy or to pledge any form of taxation whatever therefore or to make any appropriation for their payment.

Constitutional and Statutory Limitations on Taxing and Spending . The taxing powers of California public agencies are limited by Article XIII A of the State Constitution, added by an initiative amendment approved by voters on June 6, 1978, and commonly known as "Proposition 13."

Article XIII A limits the maximum ad valorem tax on real property to one percent of "full cash value," which is defined as "the County Assessor's valuation of real property as shown on the fiscal year 1975-76 tax bill under `full cash value' or, thereafter, the appraised value of real property when purchased, newly constructed, or a change in ownership has occurred after the 1975 assessment." The full cash value may be adjusted annually to reflect inflation at a rate not to exceed two percent per year, or reduction in the consumer price index or comparable local data, or declining property value caused by damage, destruction, or other factors.

The tax rate limitation referred to above does not apply to ad valorem taxes to pay the interest and redemption charges on any indebtedness approved by the voters before July 1, 1978 or any bonded indebtedness for the acquisition or improvement of real property approved by two-thirds of the votes cast by the voters voting on the proposition.

Article XIII A also requires a two-thirds vote of the electors prior to the imposition of any special taxes and totally precludes the imposition of any new ad valorem taxes on real property or sales or transaction taxes on the sales of real property.

Legislation adopted in 1979 exempts business inventories from taxation. However, the same legislation provides a formula for reimbursement by California to cities and counties, special districts and school districts for the amount of tax revenues lost by reason of such exemption or adjusted for changes in the population and the cost of living. Legislation adopted in 1980 provides for state reimbursements to redevelopment agencies to replace revenues lost due to the exemption of business inventories from taxation. Such legislation provides for restoration of business inventory tax revenues through the annual addition of artificial assessed value, not actually existing in a project area, to the tax rolls of redevelopment projects. These reimbursements are adjusted for changes in the population and the cost of living. All such reimbursements are subject to change or repeal by the Legislature, and they have been changed since 1980. Furthermore, current law generally prohibits the pledging of such reimbursement revenues to secure redevelopment agency bonds.

Redevelopment agencies in California have no power to levy and collect taxes; hence, any decrease in property taxes or limitations in the amounts by which property taxes may increase adversely affects such agencies, which lack the inherent power to correct for such decreases or limitations.

State and local government agencies in California and the State itself are subject to annual "appropriation limits" imposed by Article XIII B, an initiative constitutional amendment approved by the voters on November 6, 1979, which prohibits government agencies and the State from spending "appropriations subject to limitation" in excess of the appropriations limit imposed. "Appropriations subject to limitation" are authorizations to spend "proceeds of taxes," which consist of tax revenues, certain State subventions and certain other funds, including proceeds from regulatory licenses, user revenues, certain State subventions and certain other funds to the extent that such proceeds exceed "the cost reasonably borne by such entity in providing the regulation, product, or service." No limit is imposed on appropriation of funds which are not "proceeds of taxes," on debt service or indebtedness existing or authorized by January 1, 1979, or subsequently authorized by the voters, or appropriations required to comply with mandates of courts or the federal government, or user charges or fees which don't exceed the cost of the service provided, nor on certain other non-tax funds.

By statute (which has been upheld by the California Court of Appeals), tax revenues allocated to redevelopment agencies are not "proceeds of taxes" within the meaning of Article XIII B, and the expenditure of such revenues is therefore not subject to the limitations under Article XIII B.

The imposition of taxes by local agencies other than charter cities is further limited by the provisions of an initiative statute ("Proposition 62") approved by the voters on November 4, 1986. Proposition 62, as enacted in the California Government Code, among other things, generally (1) requires that any tax for general governmental purposes imposed by these local government entities be approved by resolution or ordinance adopted by two-thirds vote of the governmental entity's legislative body and by a majority vote of the electorate of the governmental entity, and (2) requires that any special tax (defined as a tax levied for other than general governmental purposes) imposed by any of these local governmental entities be approved by a two-thirds vote of the voters within that jurisdiction..

Following its adoption by the voters, various provisions of Proposition 62 were declared unconstitutional at the appellate court level and in reliance on such decisions many local governments imposed taxes without compliance with the specified voter approval requirements of Proposition 62. On September 28, 1995, however, the California Supreme Court, in Santa Clara County Local Transportation Authority v. Guardino, upheld the constitutionality of the portion of Proposition 62 requiring voter approval as a condition precedent to the imposition of taxes by a local government.

On June 4, 2001, in Howard Jarvis Taxpayers Association v. City of La Habra, the California Supreme Court disapproved a December 15, 1997 holding in McBreaty v. City of Brawley in which the State Court of Appeals concluded that the three-year statute of limitations applicable to taxes subject to Proposition 62 requirements ran from the date of the Guardino decision. The Supreme Court held that a local governmental entity's continued imposition and collection of a tax without voter approval was an ongoing or continuous violation of Proposition 62 and that the validity of a tax measure may be challenged within the statutory period after any collection of the tax, regardless of whether more than three years had passed since the tax measure was adopted. Thus, each time an unconstitutional tax is collected, the statute of limitations is triggered again.

As a result of this ruling, absent the application of a different statute of limitations, a tax originally imposed in violation of Proposition 62 requirements is potentially subject to court challenge within three years of its collection. Various California local governments may be subject to challenge under the City of La Habra ruling. Should a challenge be successful, Proposition 62 provides that the portion of the one percent general ad valorem property tax levy allocated to that local government is reduced by $1 for every $1 in revenue attributable to the improperly imposed tax for each year that such tax is collected. The practical applicability of this provision has not been determined. Future litigation and legislation may resolve some or all of the issues raised by the Guardino and City of La Habra decisions.

An initiative constitutional amendment known as Proposition 218 and also called the "Right to Vote on Taxes Act" was approved by the voters on November 5, 1996. This measure added Articles XIII C and XIII D to the State Constitution. The measure requires that general tax increases by all local government entities be approved by not less than a majority vote and that taxes for special purposes be approved by a two-thirds vote; provides that existing language in the California Constitution shall not be construed to limit the initiative power with respect to reducing or repealing any local tax, assessment, fee or charge; prescribes procedures applicable to assessments on real property and requires that such assessments be approved by property owners; prohibits property related fees and charges from exceeding costs of the service being provided; imposes procedural requirements, including notice and public hearing, prior to imposition of new or increased fees or charges on property; and requires that, except for fees for sewer, water and refuse collection, fees be approved by a majority vote of the electorate.

Given the turbulent history of California electoral, judicial and legal proceedings affecting taxation since 1978, it is impossible to predict what proceedings might occur in the future which would affect the ability of California and its political subdivisions to service their outstanding indebtedness.

Tobacco Litigation. In late 1998, the State signed a settlement agreement with the four major cigarette manufacturers. The State agreed to drop its lawsuit and not to sue in the future for monetary damages. Tobacco manufacturers agreed to billions of dollars in payments and restrictions in marketing activities. Under the settlement agreement, the tobacco manufacturers agreed to pay California governments a total of approximately $25 billion (subject to adjustments) over a period of 25 years. Beyond 2025, payments of approximately $900 million per year will continue in perpetuity. Under a separate Memorandum of Understanding, half of the moneys will be paid to the State and half to local governments (all counties and the cities of San Diego, Los Angeles, San Francisco and San Jose).

During Fiscal Year 2001-2002, the General Fund received $478 million in settlement payments. Of that amount $76 million was deposited in the General Fund and $402 million was deposited into a special fund to pay certain healthcare costs. During Fiscal Year 2002-2003, the General Fund received $474 million, all of which was deposited in the healthcare fund.

State law allows the issuance of revenue bonds to generate $5.0 billion for the General Fund during Fiscal Year 2002-03 secured by revenues received by the State under the settlement agreement beginning in Fiscal Year 2003-04. An initial sale producing $2.5 billion in revenue was completed in January 2003. A second sale of the remaining 43.43% of the State's tobacco settlement revenues, which produced $2.264 billion in revenue, was completed in September 2003.

The specific amount to be received by the State and local governments is subject to adjustment. Details in the settlement agreement allow reduction of the tobacco companies' payments because of certain types of federal legislation, or decreases in cigarette sales. Settlement payments can increase due to inflation or increases in cigarette sales. The "second annual" payment, received in April 2002, was 15.3 percent lower than the base settlement amount due to reduced sales. Future payment estimates have been reduced by a similar percentage. In the event that any of the tobacco companies goes into bankruptcy, the State could seek to terminate the agreement with respect to those companies filing bankruptcy actions, thereby reinstating all claims against those companies. The State may then pursue those claims in the bankruptcy litigation, or as otherwise provided by law. Also, several parties have brought a lawsuit challenging the settlement and seeking damages.

Pending Litigation. The State is involved in certain legal proceedings (described in the State's recent financial statements) that, if decided against the State, may require the State to make significant future expenditures or may substantially impair revenues. If the State eventually loses any of these cases, the final remedies may not have to be implemented in one year.

Local Governments. The primary units of local government in California are the counties, ranging in population from 1,200 (Alpine) to approximately ten million (Los Angeles). Counties are responsible for providing many basic services, including indigent healthcare, welfare, jails and public safety in unincorporated areas. There are also about 478 incorporated cities and thousands of special districts formed for education, utility and other services. The fiscal condition of local governments has been constrained since the enactment of "Proposition 13" in 1978 and other constitutional amendments, which reduced and limited the future growth of property taxes and limited the ability of local governments to impose "special taxes" (those devoted to a specific purpose) without two-thirds voter approval. Counties, in particular, have had fewer options to raise revenues than many other local governmental entities, and have been required to maintain many services.

In the aftermath of Proposition 13, the State provided aid to local governments from the General Fund to make up some of the loss of property tax moneys, including taking over the principal responsibility for funding local K-12 schools and community colleges. During the recession of the early 1990s, the Legislature eliminated most of the remaining components of the post-Proposition 13 aid to local government entities other than K-14 education districts, by requiring cities and counties to transfer some of their property tax revenues to school districts. However, the Legislature also provided additional funding sources (such as sales taxes) and reduced certain mandates for local services.

The State has also provided additional funding to counties and cities through various programs. The 2003 Budget Act and related legislation continue to provide assistance to local governments, including $238.2 million for various local public safety programs, including $100 million for the Citizens' Option for Public Safety ("COPS") program to support local front-line law enforcement, $100 million for county juvenile justice and crime prevention programs, and $38.2 million for reimbursement of jail booking fees. The 2003 Budget Act also provides $40.15 million for open space subvention reimbursements to cities and counties.

A program to offset a portion of the vehicle license fees (the "VLFs") paid by vehicle owners was established in 1998. The legislation that established the VLF offset program also provided that if there were insufficient General Fund monies to fully backfill the VLF offset, the percentage offset would be reduced proportionately to assure that local governments were not disadvantaged. In June 2003, it was determined that insufficient General Fund monies were available to continue to fund any portion of the VLF offsets. Accordingly, the VLFs paid by taxpayers returned to the pre-1999 level and the State is not being obligated to make any offset payments in Fiscal Year 2003-04. The 2003 Budget Act requires the State to repay the $825 million VLF "gap" loss to local governments no later than August 15, 2006. The 2003 Budget Act also increases the portion of VLF revenues that are dedicated to State-local realignment programs in 2003-04 so that those programs are held harmless from the VLF "gap" loss. Litigation has been filed challenging the restoration of the pre-1999 VLF levels.

The entire Statewide welfare system was changed in response to the change in federal welfare law in 1996. The federal block grant formula established in 1996 is operative through federal fiscal year 2002. Under the revised basic State welfare system, California Work Opportunity and Responsibility to Kids ("CalWORKs"), counties are given flexibility to develop their own plans, consistent with State law, to implement Welfare-to-Work and to administer many of its elements and their costs for administrative and support services are capped at 1996-1997 levels. Counties are also given financial incentives if, at the individual county level or statewide, the CalWORKs program produces savings associated with specified Welfare-to Work outcomes. Under Ca1WORKs, counties will still be required to provide "general assistance" aid to certain persons who cannot obtain welfare from other programs.

Welfare caseloads have declined considerably with the implementation of the CalWORKs program. The 2003-2004 CalWORKS caseload is projected to be 466,000, down from 480,000 cases in 2002-2003. This represents a major improvement from the rapid growth of the early 1990s, when caseload peaked at 921,000 cases in 1994-1995.

In 2003-2004 it is anticipated that California will continue to meet, but not exceed, the federally-required $2.7 billion combined State and county maintenance-of-effort ("MOE") requirement. In an effort to keep program expenditures within the Temporary Assistance for Needy Families ("TANF") Block Grant and TANF MOE amounts, the 2003 Budget suspends the October 2003 statutory cost-of-living adjustment for cash grants. The 2003 Budget Act includes a one-time augmentation of $91.9 million for employment services to enable recipients to leave aid and become self-sufficient. The 2003 Budget Act includes total CalWORKs-related expenditures of $6.9 billion for 2003-04, including child care transfer amounts for the Department of Education and the State's general TANF reserve. The 2003 Budget Act also includes a TANF reserve of $175.3 million, which is available for unanticipated needs in any program for which TANF block grant funds are appropriated, including CalWORKs benefits, employment services, county administration, and child care costs.

Historically, funding for the State's trial court system was divided between the State and the counties. In 1997, legislation consolidated the trial court funding at the State level in order to streamline the operation of the courts, provide a dedicated revenue source and relieve fiscal pressure on the counties. Since then, the county general purpose contribution for court operations was reduced by $415 million and cities are retaining $68 million in fine and penalty revenue previously remitted to the State. The State's trial court system will receive approximately $1.9 billion in State resources and $475 million in resources from the counties in Fiscal Year 2003-2004.

Obligations of Other Issuers of California Municipal Obligations. There are a number of State agencies, instrumentalities and political subdivisions of the State that issue Municipal Obligations, some of which may be conduit revenue obligations payable from payments from private borrowers. These entities are subject to various economic risks and uncertainties, and the credit quality of the securities issued by them may vary considerably from the credit quality of obligations backed by the full faith and credit of the State.

Assessment Bonds. California Municipal Obligations which are assessment bonds may be adversely affected by a general decline in real estate values or a slowdown in real estate sales activity. In many cases, such bonds are secured by land which is undeveloped at the time of issuance but anticipated to be developed within a few years after issuance. In the event of such reduction or slowdown, such development may not occur or may be delayed, thereby increasing the risk of a default on the bonds. Because the special assessments or taxes securing these bonds are not the personal liability of the owners of the property assessed, the lien on the property is the only security for the bonds. Moreover, in most cases the issuer of these bonds is not required to make payments on the bonds in the event of delinquency in the payment of assessments or taxes, except from amounts, if any, in a reserve fund established for the bonds.

California Long Term Lease Obligations. Based on a series of court decisions, certain long-term lease obligations, though typically payable from the general fund of the State or a municipality, are not considered "indebtedness" requiring voter approval. Such leases, however, are subject to "abatement" in the event the facility being leased is unavailable for beneficial use and occupancy by the municipality during the term of the lease. Abatement is not a default, and there may be no remedies available to the holders of the certificates evidencing the lease obligation in the event abatement occurs. The most common cases of abatement are failure to complete construction of the facility before the end of the period during which lease payments have been capitalized and uninsured casualty losses to the facility (e.g., due to earthquake). In the event abatement occurs with respect to a lease obligation, lease payments may be interrupted (if all available insurance proceeds and reserves are exhausted) and the certificates may not be paid when due. Although litigation is brought from time to time which challenges the constitutionality of such lease arrangements, the California Supreme Court issued a ruling in August, 1998 which reconfirmed the legality of these financing methods.

Other Considerations. The repayment of industrial development securities secured by real property may be affected by California laws limiting foreclosure rights of creditors. Securities backed by health care and hospital revenues may be affected by changes in State regulations governing cost reimbursements to health care providers under Medi-Cal (the State's Medicaid program), including risks related to the policy of awarding exclusive contracts to certain hospitals.

Limitations on ad valorem property taxes may particularly affect "tax allocation" bonds issued by California redevelopment agencies. Such bonds are secured solely by the increase in assessed valuation of a redevelopment project area after the start of redevelopment activity. In the event that assessed values in the redevelopment project decline (e.g., because of a major natural disaster such as an earthquake), the tax increment revenue may be insufficient to make principal and interest payments on these bonds. Both Moody's and S&P suspended ratings on California tax allocation bonds after the enactment of Articles XIII A and XIII B, and only resumed such ratings on a selective basis.

Proposition 87, approved by California voters in 1988, requires that all revenues produced by a tax rate increase go directly to the taxing entity which increased such tax rate to repay that entity's general obligation indebtedness. As a result, redevelopment agencies (which, typically, are the issuers of tax allocation securities) no longer receive an increase in tax increment when taxes on property in the project area are increased to repay voter-approved bonded indebtedness.

The effect of these various constitutional and statutory changes upon the ability of California municipal securities issuers to pay interest and principal on their obligations remains unclear. Furthermore, other measures affecting the taxing or spending authority of California or its political subdivisions may be approved or enacted in the future. Legislation has been or may be introduced which would modify existing taxes or other revenue-raising measures or which either would further limit or, alternatively, would increase the abilities of state and local governments to impose new taxes or increase existing taxes. It is not possible, at present, to predict the extent to which any such legislation will be enacted. Nor is it possible, at present, to determine the impact of any such legislation on California Municipal Obligations in which the Fund may invest, future allocations of state revenues to local governments or the abilities of state or local governments to pay the interest on, or repay the principal of, such California Municipal Obligations.

Substantially all of California is within an active geologic region subject to major seismic activity. Northern California in 1989 and Southern California in 1994 experienced major earthquakes causing billions of dollars in damages. The federal government provided more than $13 billion in aid for both earthquakes, and neither event has had any long-term negative economic impact. Any California Municipal Obligation in the Fund could be affected by an interruption of revenues because of damaged facilities, or, consequently, income tax deductions for casualty losses or property tax assessment reductions. Compensatory financial assistance could be constrained by the inability of (i) an issuer to have obtained earthquake insurance coverage rates; (ii) an insurer to perform on its contracts of insurance in the event of widespread losses; or (iii) the federal or State government to appropriate sufficient funds within their respective budget limitations.

LENDING OF PORTFOLIO SECURITIES

The Funds may lend securities to qualified institutional investors, typically broker-dealers, banks or other financial institutions, who need to borrow securities in order to complete certain transactions, such as covering short sales, avoiding failures to deliver securities or completing arbitrage operations. Certain Funds have entered into an agreement with State Street Bank ("Lending Agent") to provide securities lending services. Securities lending allows a Fund to retain ownership of the securities loaned and, at the same time, earn additional income. Any gain or loss in the market price of the loaned securities that might occur during the term of the loan will be for the account of the Fund. Securities will be loaned only to parties that the Lending Agent and SAM deem creditworthy and in good standing, and the terms and the structure of such loans will be consistent with the 1940 Act and the rules and regulations or interpretations of the SEC thereunder. Among other things, these provisions limit the amount of securities a Fund may lend up to 33% of the Fund's total assets, and require (i) that the borrower provide the Fund with collateral in the form of cash, an irrevocable letter of credit or securities issued or guaranteed by the U.S. government having a value at least equal to the value of the securities loaned, (ii) that the borrower add to such collateral whenever the price of the loaned securities rises, (iii) that the loan must be subject to termination by the Fund at any time, and (iv) that the Fund must receive reasonable interest on the loan (which may include the Fund's investing any cash collateral in interest-bearing, short-term investments). Investing cash collateral subjects the collateral investment, as well as the loaned securities, to market appreciation or depreciation. Loaned securities are callable by the Fund at anytime. If the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, a Fund could experience delays and costs in recovering the loaned securities or foreclosing on the collateral. If the borrower fails to deliver the loaned securities within five days after the receipt of notice of termination, the Fund may use the collateral to replace the securities and hold the borrower liable for the excess of replacement cost exceeding the collateral. If a Fund is not able to recover the loaned securities, it may sell the collateral and purchase a replacement investment in the market. The Lending Agent will indemnify the Funds against loss caused by a borrower's failure to return securities, other than losses attributable to war, riot, revolution, acts of government or other causes beyond the reasonable control or apprehension of the Lending Agent. In the event loaned securities are not returned, the Lending Agent will attempt to provide replacement securities. If replacement securities are not available, the Lending Agent will pay cash equal to the value of the loaned securities that were not returned.

Voting rights may pass with the loaned securities, however, the Advisor will call loans to vote proxies if they have knowledge that a material event affecting the investment is to occur.


 REDEMPTION IN KIND

 If a Trust concludes that cash payment upon redemption to a shareholder would be prejudicial to the best interest of the other shareholders of a Fund, a portion of the payment may be made in kind. The Trusts have elected to be governed by Rule l8f-1 under the 1940 Act, pursuant to which each Fund must redeem shares tendered by a shareholder of the Fund solely in cash up to the lesser of $250,000 or 1% of the net asset value of the Fund during any 90-day period. Any shares tendered by the shareholder in excess of the above-mentioned limit may be redeemed through distribution of the Fund's assets. Any securities or other property so distributed in kind shall be valued by the same method as is used in computing NAV. Distributions in kind will be made in readily marketable securities, unless the investor elects otherwise. Investors may incur brokerage costs in disposing of securities received in such a distribution in kind.


 SALES CHARGE WAIVERS

We offer a number of ways to reduce or eliminate the initial sales charge on Advisor Class A shares or the CDSC on Advisor Class B and Class C shares. If you think you may be eligible, contact Safeco Mutual Funds or your financial advisor for further information.

Waiver of Advisor Class A Shares Sales Charge. Class A shares are sold at net asset value per share without any sales charges for the following investments:

1. Registered representatives or full-time employees of broker-dealers, banks and other financial institutions that have entered into selling agreements with Safeco Securities, and the children, spouse and parents of such representatives and employees, and employees of financial institutions that directly, or through their affiliates, have entered into selling agreements with Safeco Securities;

2. Companies exchanging shares with or selling assets to one or more of the Safeco Mutual Funds pursuant to a merger, acquisition or exchange offer;

3.   Any of the direct or indirect affiliates of Safeco Securities;

4. Purchases made through the automatic investment of dividends and distributions paid by another Safeco Mutual Fund;

5. Tax-qualified employee benefit plans and non-qualified benefit plans which are clients of administrators or consultants which have entered into agreements with Safeco Securities or any of its affiliates;

6. Retirement plan participants who borrow from their retirement accounts by redeeming Safeco Mutual Fund shares and subsequently repay such loans via a purchase of Safeco Mutual Fund shares;

7. Retirement plan participants who receive distributions from a tax-qualified employer- sponsored retirement plan, which is invested in Safeco Mutual Fund shares, the proceeds of which are reinvested in Safeco Mutual Fund shares;

8. Financial representatives utilizing Fund shares in fee-based investment products under a signed agreement with Safeco Securities, Inc.;

9. Current or retired officers, directors, trustees or employees of any Safeco Mutual Fund or Safeco Corporation or its affiliates and the children, spouse and parents of such persons; and


10. Investments made with redemption proceeds (within 60 days) from mutual funds having a similar investment objective with respect to which the investor paid a front-end sales charge.


CDSC Waivers. The CDSC for Advisor Class B and Class C shares currently is waived in the following circumstances:

(a) total or partial redemptions made within one year following the death or disability of a shareholder;

(b) redemptions made pursuant to any systematic withdrawal plan based on the shareholder's life expectancy, including substantially equal periodic payments prior to age 59 1/2 which are described in section 72(t) of the Internal Revenue Code of 1986, as amended, and required minimum distributions beginning for the year in which you attain age 70 1/2, including those required minimum distributions made in connection with customer accounts under Section 403(b) of the Code and other retirement plans;

(c) when a redemption results from a tax-free return of an excess contribution pursuant to Section 408(d)(4) or (5) of the Code;

(d) reinvestment in Class B or Class C shares of a Fund, as applicable, within 60 days of a prior redemption;

(e) redemptions pursuant to the Fund's right to liquidate a shareholder's account involuntarily;

(f) redemptions pursuant to distributions from a tax-qualified employer-sponsored retirement plan that are invested in Funds and are permitted to be made without penalty pursuant to the Code; and

(g) redemptions in connection with a Fund's systematic withdrawal plan not in excess of 10% of the value of the account annually.

Safeco Mutual Funds will calculate the CDSC applicable to a redemption in a manner that results in the lowest possible rate. Safeco Mutual Funds will assume that the redemption is made first of amounts representing shares acquired pursuant to the reinvestment of dividends and other distributions and then of amounts representing the cost of shares held for the longest period of time.

Reinstatement Privilege. If you paid an initial sales charge and redeem your Advisor Class A shares in a Fund you have a one-time privilege to reinstate your investment by investing the proceeds of the redemption at net asset value per share without a sales charge in Advisor Class A shares of that Fund and/or one or more of the other Funds. You or your broker-dealer, bank or other financial institution must provide Safeco Services with a written request for reinvestment and a check not exceeding the amount of the redemption proceeds within 60 days of the date of the redemption. The reinstatement purchase will be effected at the net asset value per share next determined after such receipt.


CONVERSION OF CLASS B SHARES

Advisor Class B shares of a Fund will automatically convert to Advisor Class A shares of that Fund, based on the relative net asset values per share (NAVs) of the Classes, within the first month following the fifth anniversary of the shareholder's purchase of Class B shares of the Intermediate-Term Municipal Bond Fund, Intermediate-Term U.S. Government Fund, and Intermediate-Term Bond Fund and within the first month following the sixth anniversary of the shareholder's purchase of such Class B shares of other Funds. For the purpose of calculating the holding period required for conversion of Class B shares of a Fund except the Money Market Fund, the date of purchase shall mean (1) the date on which such Class B shares were purchased or (2) for Class B shares obtained through an exchange, or a series of exchanges, the date on which the original Class B shares were purchased. For the purpose of calculating the holding period required for conversion of Class B shares of the Money Market Fund, the date of purchase shall mean the date on which those shares were first exchanged for Class B shares of any other Safeco Mutual Fund. Shareholders who have converted Class B shares of the Safeco Advisor Series Trust ("Advisor Series Shares") into Class B shares of a Fund may calculate the holding period from the date of the purchase of the Advisor Series Shares. For purposes of conversion to Advisor Class A shares, Class B shares purchased through the reinvestment of dividends and other distributions paid in respect of Class B shares will be held in a separate sub-account; each time any Class B shares in the shareholder's regular account (other than those in the sub-account) convert to Advisor Class A shares, a pro rata portion of the Class B shares in the sub-account will also convert to Advisor Class A shares. The portion will be determined by the ratio that the shareholder's Class B shares converting to Advisor Class A shares bears to the shareholder's total Class B shares not acquired through dividends and other distributions.

INFORMATION ON CALCULATION OF NET ASSET VALUE PER SHARE

GENERAL
The net asset value per share (NAV) of the class(es) of each Fund (other than the money market Funds) is generally determined as of the close of regular trading on the New York Stock Exchange (NYSE) (usually 4:00 p.m. Eastern time, 1:00 p.m. Pacific time) every day the NYSE is open. NAV is calculated by dividing the value of a Fund's net assets allocated to each share class by the number of shares outstanding for that class. Net assets for each share class are determined by subtracting each classes' portion of the Fund's liabilities (including accrued expenses) from each classes' portion of the Fund's total assets (the market value of the securities the Fund holds plus other assets) and dividing the result by the total number of shares outstanding for that class.


Trading in foreign securities generally will be substantially completed each day at various times prior to the close of the NYSE. The value of any such securities are determined as of such times for purposes of computing NAV. If a significant event occurs after the close of an exchange on which that security is traded, the security will be valued at fair value as determined in good faith under procedures established by and under general supervision of the Board of Trustees.

Options that are traded on national securities exchanges are valued at their last sale price as of the close of option trading on such exchange. Futures contracts will be marked to market daily, and options thereon are valued at their last sale price, as of the close of the applicable commodities exchange.

Quotations of foreign securities in a foreign currency are converted into U.S. dollar equivalents at the current rate. Forward contracts are valued at the current cost of covering or offsetting such contracts.

The portfolio instruments of each money market Fund are valued on the basis of amortized cost. The valuation of each money market Fund's portfolio securities at amortized cost and the maintenance of the Fund's NAV at $1.00 are permitted pursuant to Rule 2a-7 under the 1940 Act. Pursuant to that Rule, the Funds maintain a U.S. dollar-weighted average portfolio maturity of 90 days or less, purchases only securities having remaining maturities of 397 days or less, and invests only in securities determined by SAM, under guidelines adopted by the Money Market Trust's Board of Trustees, to be of high quality and to present minimal credit risks. The Board of Trustees has established procedures designed to stabilize, to the extent reasonably possible, the money market Funds' price-per-share as computed for the purpose of sales and redemptions at $1.00.

These procedures include a review by the Board of Trustees, at such intervals as the Board deems appropriate, of a Fund's NAV, calculated by using available market quotations to determine whether it deviates from $1.00 per share and, if so, whether such deviation may result in material dilution or is otherwise unfair to existing shareholders of that Fund. If the Board determines that such a deviation exists in a Fund, the Trustees will take such corrective action with respect to the Fund as they regard as necessary and appropriate, including selling portfolio investments prior to maturity to realize capital gains or losses or to shorten average portfolio maturity, not paying dividends (subject to distribution requirements to maintain status as a regulated investment company for federal tax purposes (see "Tax Information")), redeeming shares in kind, and determining the NAV by using available market quotations.

The principal risk associated with the money market funds is that they may experience a delay or failure in principal or interest payments at maturity of one or more of the portfolio securities. The money market funds' yields will fluctuate with short-term interest rates.

INFORMATION ON DIVIDENDS FOR THE MONEY MARKET FUNDS

Because each money market Fund intends to hold its portfolio securities to maturity and expects that most of its portfolio securities will be valued at their amortized cost, realized gains or losses should not be a significant factor in the computation of net income. If, however, in an unusual circumstance, either money market Fund experiences a realized gain or loss, shareholders of that Fund could receive an increased, reduced, or no dividend for a period of time. In such an event, the Money Market Trust's Board of Trustees would consider whether to adhere to its present dividend policy or to revise it in light of the then-prevailing circumstances.

MANAGEMENT OF THE FUNDS

The overall management of the business and affairs of the Funds and the Trusts are vested in the Board of Trustees for each Trust. The Trustees approve all significant agreements between the Trusts, on behalf of one or more of the Funds, and persons or companies furnishing services to the Funds. The day-to-day operations of each Fund are delegated to the Officers of the Trusts and to SAM and its Sub-Advisors, subject to the objectives, restrictions and policies of the applicable Fund and to the general supervision of the Trustees. Certain Trustees and Officers of the Trusts are affiliated with SAM, Safeco Securities, Inc., Safeco Life Insurance Company and Safeco Corporation. All of each Trusts' Executive Officers hold similar offices with all of the other Safeco Mutual Funds.

The Trustees and Officers of the Trusts and their principal occupations during the last five years are set forth in the table below. The standing committees of the Boards of Trustees are the Audit Committee and the Nominating and Compensation Committee.

Audit Committee
The members of the Audit Committee are independent Trustees and include Larry L. Pinnt (Chair), John W. Schneider, Richard E. Lundgren, Barbara J. Dingfield and Scott M. Boggs. The Audit Committee is responsible for (i) evaluating and selecting independent accountants to audit the Trusts' financial statements;
(ii) oversee the Trusts' financial reporting and related internal controls;
(iii) determining the adequacy and effectiveness of the internal audit services provided to the Trusts by the Trusts' investment advisor or its affiliates; (iv) preapproving any permitted audit or nonaudit services provided by the independent accountants; and (v) reporting to the full Boards of Trustees on internal and external audit process and results. The Committee met six times during 2003.

Nominating and Compensation Committee
The Nominating and Compensation Committee members are independent Trustees, Barbara J. Dingfield (Co-Chair), Richard E. Lundgren (Co-Chair), Larry L. Pinnt, John W. Schneider and Scott M. Boggs. The Nominating and Compensation Committee is responsible for reviewing and recommending qualified candidates to the Trustees to fill Board vacancies and for periodically reviewing and recommending changes to the Trustee compensation plan as necessary to attract and retain qualified Trustees. Shareholders may recommend candidates to the Committee by sending written notice to any Committee member at the address shown in the following chart. The Committee met three times during 2003.


TRUSTEES AND OFFICERS

Independent (disinterested) Trustees

------------------------ ----------- -------------- ----------------------------------- ------------ --------------------
                                                                                        No. of
                                                                                        Series
                                     Term of                                            in a Fund
Name,                    Position    Office* and                                        Complex      Other
Address, and             Held with   Length of      Principal Occupation(s) During      Overseen     Directorships
Age                      Trusts      Time Served    Past 5 Years                        by Trustee   Held by Trustee
------------------------ ----------- -------------- ----------------------------------- ------------ --------------------


Scott M. Boggs           Trustee     Served since   Retired December 31, 2003 from      22**         Treasurer and
4854 154th PL NE                     August 8,      position as Corporate Vice                       Trustee for
Redmond, WA 98052                    2002           President, Finance for Microsoft                 Financial
(49)                                                Corporation, a software company,                 Executives
                                                    Redmond, Washington (1993-2003).                 Research

                                                                                                     Foundation
                                                                                                     (Industry Group)
------------------------ ----------- -------------- ----------------------------------- ------------ --------------------

Barbara J. Dingfield     Trustee     Served since   Consultant to corporate and         22**         Director of First
4854 154th PL NE                     May 3, 1990    private foundations.  From 1994 to               Safeco Nat'l Life
Redmond, WA 98052                                   1999 she was the Director of                     Ins. Co. of New
(58)                                                Community Affairs for Microsoft                  York.

                                                    Corporation, Redmond, Washington,                Board of
                                                    a computer software company.                     Directors, Npower
                                                    Member of the Board of Managers,                 (non-profit
                                                    Swarthmore College (1995-1999).                  organization
                                                    Trustee and Board Chair of United                providing
                                                    Way of King County (1991-2000).                  technology
                                                    Board member, Pacific Northwest                  assistance and
                                                    Grantmakers Forum (1997-99).                     training to other
                                                    Trustee and past Chair, Seattle                  non-profits).
                                                    Housing Resources Group                          Board of
                                                    (1993-1999).                                     Directors, YMCA of

                                                                                                     Greater Seattle.
------------------------ ----------- -------------- ----------------------------------- ------------ --------------------

Richard E. Lundgren      Trustee     Served since   Retired in 2000 from position as    22**         Director of First
4854 154th PL NE                     February 3,    Director of Marketing and                        Safeco National
Redmond, WA 98052                    1983           Customer Relations, Weyerhaeuser                 Life Insurance
(66)                                                Company, Tacoma, Washington.                     Company of New York
------------------------ ----------- -------------- ----------------------------------- ------------ --------------------

Larry L. Pinnt           Trustee     Served since   Retired Vice President and Chief    22**         Director of First
4854 154th PL NE                     August 1,      Financial Officer of U.S. WEST                   Safeco National
Redmond, WA 98052                    1985           Communications, Seattle,                         Life Insurance Co.
(69)                                                    Washington.                                      of New York.
                                                                                                     Chairman of the
                                                                                                     Board of Directors
                                                                                                     of Cascade Natural
                                                                                                     Gas Corp.,
                                                                                                     Seattle, WA.
                                                                                                     Board Member of
                                                                                                     University of
                                                                                                     Washington Medical
                                                                                                     Center, Seattle, WA

------------------------ ----------- -------------- ----------------------------------- ------------ --------------------

John W. Schneider        Trustee     Served since   President and owner of              22**         Director of First
4854 154th PL NE                     February 3,    Wallingford Group, Inc., Seattle,                Safeco National
Redmond, WA 98052                    1983           Washington, a consulting company                 Life Insurance
(62)                                                currently involved in the                        Company of New York
                                                    development, repositioning, and
                                                    acquisition/disposition of real
                                                    estate (1995-present).

------------------------ ----------- -------------- ----------------------------------- ------------ --------------------

*Mandatory retirement at age 72.

**In addition to the Funds included in this SAI, the Fund Complex includes a registered open-end management investment company that has six series funds managed by SAM.









Interested Trustee*
------------------------ ------------ ------------- ------------------------------------ -------------- -----------------
                                                                                         Number of
                                      Term of                                            of Series
                                      Office**                                           in Fund
Name,                    Position(s)  and Length                                         Complex        Other
Address, and             Held with    of Time       Principal Occupation(s) During       Overseen by    Directorships
Age                      Trusts       Served        Past 5 Years                         Trustee        Held by Trustees
------------------------ ------------ ------------- ------------------------------------ -------------- -----------------

Roger F. Harbin          Trustee      Served        Senior Vice President and Director   22***          Director of
5069 154th Place NE      and          since May     of Safeco Services Corporation and                  several direct
Redmond, WA 98052        Chairman     7, 2003       Safeco Securities, Inc. since                       and indirect
(53)                                                November 2002.  Named Director and                  subsidiaries of

                         President    Served as     interim President of Safeco                         Safeco
                                      President     Services Corporation, Director of                   Corporation,
                                      or Sr. Vice   Safeco Asset Management Company,                    including
                                      President     interim President of Safeco Mutual                  Director of
                                      since         Funds, Director and interim                         First Safeco
                                      November, 8   President of Safeco Securities,                     National Life
                                      2001          Inc. in 2001.  Executive Vice                       Insurance
                                                    President and Actuary of Safeco                     Company of New
                                                    Life Insurance Company since                        York
                                                    1998. Senior Vice President of
                                                    Safeco Life Insurance Company from
                                                    1992 to 1998.

------------------------ ------------ ------------- ------------------------------------ -------------- -----------------


*Trustees who are defined as "interested persons" underss.2(a)(19) of the Investment Company Act of 1940. Mr. Harbin meets this definition due to his position as a Director of the Funds' investment advisor, SAM.

**Mandatory retirement at age 72.  Chairman is an annual appointment.


***In addition to the Funds included in this SAI, the Fund Complex includes a registered open-end management investment company that has six series funds managed by SAM.






Principal Officers who are not Trustees
-------------------------- ------------- ------------------- --------------------------------------------------------
Name,                      Position(s)   Term of Office*     Principal Occupation(s) During Past 5 Years
Address, and               Held with     and Length of
Age                        Trusts        Time Served
-------------------------- ------------- ------------------- --------------------------------------------------------

Ronald L. Spaulding        Vice          Served since        Chairman of Safeco Asset Management Company; Treasurer
Two Union Square           President     August 3, 1995      and Chief Investment Officer of Safeco Corporation;
601 Union Street                                             Vice President of Safeco insurance companies;
25th Floor                                                   Director, Vice President and Treasurer of First Safeco
Seattle, WA 98101                                            National Life Insurance Company of New York; former
(60)                                                         Senior Portfolio Manager of Safeco insurance companies
                                                             and Portfolio Manager for Safeco Mutual Funds. See
                                                             table under "Investment Advisory and Other Services."
-------------------------- ------------- ------------------- --------------------------------------------------------

David H. Longhurst         Vice          Served since        Vice President, Treasurer, Controller and Secretary of
4854 154th PL NE           President,    August 7, 1997      Safeco Asset Management Company; Vice President,
Redmond, WA 98052          Treasurer,                        Controller, Secretary and Treasurer of Safeco Services
(46)                       Secretary,                        Corporation; Vice President, Controller, Treasurer,
                           and                               Secretary and Financial Principal of Safeco
                           Controller                        Securities, Inc., since July 2000. Treasurer,
                                                             Controller, Secretary and Financial Principal of
                                                             Safeco Investment Services, Inc., since March 2000
                                                             Assistant Controller of Safeco Securities, Inc.,
                                                             Safeco Services Corporation and Safeco Asset
                                                             Management Company from 1996 to June 2000.
-------------------------- ------------- ------------------- --------------------------------------------------------

Michael F. Murphy          Director of   Served since        Director of Compliance and Assistant Vice President
4854 154th PL NE           Compliance    November 6, 2003    for Thornburg Investment Management, Inc and Thornburg
Redmond, WA 98052                                            Securities Corporation 1999-2003.  Compliance
(37)                                                         Specialist for Technology Funding, Inc. 1997-1999.
-------------------------- ------------- ------------------- --------------------------------------------------------

David N. Evans             Assistant     Served since        Former Controller and Assistant Controller of Rosetta
4854 154th PL NE           Controller    November 7, 2002    Inpharmatics from 2001-2002 and 2000-2001,
Redmond, WA 98052                                            respectively.  From 1994-2000 he worked at
(31)                                                         PricewaterhouseCoopers LLP, where he focused on
                                                             financial services.
-------------------------- ------------- ------------------- --------------------------------------------------------

Stephen D. Collier         Assistant     Served since        Director of Taxation and Vice President of Safeco
Safeco Plaza               Secretary     February 5, 1998    Corporation; Assistant Secretary of Safeco Asset
4333 Brooklyn Ave NE                                         Management Company, Safeco Securities, Inc. and Safeco
Seattle, WA  98185                                           Services Corporation.  He has been an executive
(51)                                                         officer of Safeco Corporation and subsidiaries since
                                                                           1991.
-------------------------- ------------- ------------------- --------------------------------------------------------

Susan Tracey               Assistant     Served since        Tax Manager for Safeco Corporation. Assistant
Safeco Plaza               Secretary     August 3, 2000      Secretary of Safeco Asset Management Company, Safeco
4333 Brooklyn Ave NE                                         Securities, Inc. and Safeco Services Corporation. She
Seattle, WA  98185                                           has been employed by Safeco Corporation since 1987.
(54)
-------------------------- ------------- ------------------- --------------------------------------------------------
*Annual Appointment





Trustee Ownership of Fund Shares as of December 31, 2003
--------------------------------------------------------------------------------------------------------
                                                                               Aggregate Dollar Range
                                                                               of Equity Securities in
Independent Trustee       Dollar Range of Equity Securities in a Fund          All Funds in Fund
                                                                               Complex Overseen by the
                                                                               Trustee
--------------------------------------------------------------------------------------------------------
                          Name of Fund                             Range*
--------------------------------------------------------------------------------------------------------

Scott M. Boggs            Small-Cap Value Fund                     D           Over $100,000
                          Balanced Fund                            E
                          Municipal Bond Fund                      E
                          Intermediate-Term Bond Fund              E
                          High-Yield Fund                          E
                          Tax-Free Money Market Fund               E

--------------------------------------------------------------------------------------------------------

Barbara J. Dingfield      Large-Cap Value Fund                     C           Over $100,000
                          Core Equity Fund                         D
                          Growth Opportunities Fund                C
                          Municipal Bond Fund                      D

--------------------------------------------------------------------------------------------------------

Richard E. Lundgren       Core Equity Fund                         D           Over $100,000
                          Multi-Cap Core Fund                      D
                          Small-Cap Value Fund                     C
                          Growth Opportunities Fund Fund           E
                          International Fund                       C
                          Municipal Bond Fund                      E
                          Intermediate-Term Municipal
                          Bond Fund                                C
                          Intermediate-Term U.S. Government Fund   C
                          High-Yield Fund                          C
                          Tax-Free Money Market Fund               B

--------------------------------------------------------------------------------------------------------

Larry L. Pinnt            Multi-Cap Core Fund                      E           Over $100,000
                          Municipal Bond Fund                      E
                          Tax-Free Money Market Fund               D

--------------------------------------------------------------------------------------------------------

John W. Schneider         Large-Cap Value Fund                     C           Over $100,000
                          Core Equity Fund                         D
                          Large-Cap Growth Fund                    B
                          Multi-Cap Core Fund                      C
                          Small-Cap Value Fund                     C
                          Growth Opportunities Fund                C
                          Balanced Fund                            B
                          International Fund                       B
                          Municipal Bond Fund                      C
                          Intermediate-Term U.S. Government Fund   B
                          High-Yield Fund                          C
                          Money Market Fund                        B

--------------------------------------------------------------------------------------------------------


                                                                                 Aggregate Dollar
                                                                                 Range of Equity
Interested Trustee          Dollar Range of Equity Securities in a Fund          Securities in All
                                                                                 Funds in Fund Complex
                                                                                 Overseen by the
                                                                                 Trustee
--------------------------- ---------------------------------------------------- -----------------------

                                Name of Fund                         Range*
--------------------------- ---------------------------------------------------- -----------------------


Roger F. Harbin             Large-Cap Value Fund                     C           Over $100,000
                            Core Equity Fund                         D
                            Municipal Bond Fund                      D

--------------------------- ---------------------------------------- ----------- -----------------------
*CATEGORIES
A. $0 (Fund name is not listed in this presentation unless the Trustee owns Fund shares.) B. $1-$10,000 C. $10,001-$50,000 D. $50,001-$100,000 E. over $100,000

Interrelated Board Service:
Each Trustee is also a Trustee for the Safeco Resource Series Trust with six series funds that are advised by SAM. Each Trustee, other than Mr. Boggs, is a Director of First Safeco National Life Insurance Company of New York, an indirect subsidiary of Safeco Corporation.


Compensation Table for Trustees for the Fiscal Year ended December 31, 2003



                                                                           Pension or                   Total Compensation
                                                                           Retirement       Estimated                 From
                                                          Aggregate          Benefits          Annual         Fund Complex
Independent                                      Compensation from    Accrued As Part   Benefits Upon     Paid to Trustees
Trustee                Trust                             Registrant  of Fund Expenses      Retirement
-------                -----                             ----------          --------      ----------    -----------------
Scott M. Boggs         Common Stock                         $17,791               N/A             N/A
                       Taxable Bond                          $4,722               N/A             N/A
                       Tax-Exempt Bond                       $5,737               N/A             N/A
                       Managed Bond                          $1,514               N/A             N/A
                       Money Market                          $3,917               N/A             N/A
                       Total Compensation                                         N/A             N/A              $44,000

Barbara J. Dingfield   Common Stock                         $17,791               N/A             N/A
                       Taxable Bond                          $4,722               N/A             N/A
                       Tax-Exempt Bond                       $5,737               N/A             N/A
                       Managed Bond                          $1,514               N/A             N/A
                       Money Market                          $3,917               N/A             N/A
                       Total Compensation                                         N/A             N/A              $44,000

Richard E. Lundgren    Common Stock                         $17,791               N/A             N/A
                       Taxable Bond                          $4,722               N/A             N/A
                       Tax-Exempt Bond                       $5,737               N/A             N/A
                       Managed Bond                          $1,514               N/A             N/A
                       Money Market                          $3,917               N/A             N/A
                       Total Compensation                                         N/A             N/A              $44,000

Larry L. Pinnt         Common Stock                         $17,791               N/A             N/A
                       Taxable Bond                          $4,722               N/A             N/A
                       Tax-Exempt Bond                       $5,737               N/A             N/A
                       Managed Bond                          $1,514               N/A             N/A
                       Money Market                          $3,917               N/A             N/A
                       Total Compensation                                                                          $44,000

John W. Schneider      Common Stock                         $17,791               N/A             N/A
                       Taxable Bond                          $4,722               N/A             N/A
                       Tax-Exempt Bond                       $5,737               N/A             N/A
                       Managed Bond                          $1,514               N/A             N/A
                       Money Market                          $3,917               N/A             N/A
                       Total Compensation                                                                          $44,000









                                                                           Pension or                   Total Compensation
                                                                           Retirement       Estimated      From
                                                          Aggregate          Benefits          Annual     Fund Complex
Interested                                       Compensation from    Accrued As Part   Benefits Upon     Paid to Trustees
Trustee                Trust                             Registrant  of Fund Expenses      Retirement
-------                -----                             ----------          --------      ----------   ------------------

Roger F. Harbin        Common Stock                             N/A               N/A             N/A
                       Taxable Bond                             N/A               N/A             N/A
                       Tax-Exempt Bond                          N/A               N/A             N/A
                       Managed Bond                             N/A               N/A             N/A
                       Money Market                             N/A               N/A             N/A
                       Total Compensation                       N/A               N/A             N/A                   $0




At March 31, 2004, the Trustees and Officers of each Trust as a group owned less than 1% of the outstanding shares of each Fund.


Mr. Harbin is an officer of various Safeco companies and is not compensated by the Trusts. Similarly, the Officers of the Trusts receive no compensation for their services as Officers.

Currently, there is no pension, retirement, or other plan or any arrangement pursuant to which Trustees or Officers of the Trusts are compensated by the Trusts.


Under policies adopted by the Trusts, the initial sales charge on Advisor Class A shares of the Trusts' series funds are waived for current and retired officers, directors, trustees and employees of any of the Trusts, or of Safeco Corporation or its affiliates. Amounts collected from initial sales charges are used to compensate brokers and their sales representatives for their sales efforts - including time spent educating their clients about the Safeco Mutual Funds and advising them as to the Funds appropriate to meet their investment goals - an incentive to sell shares of the Funds to their clients for whom such Funds would be appropriate investments. These services and incentives are not believed to be necessary with respect to sales to the Trustees and Officers of the Trusts or to other Safeco affiliates.


CONTROL PERSONS AND PRINCIPAL SHAREHOLDERS OF CERTAIN FUNDS


At March 31, 2004, Safeco Corporation directly, or through its wholly owned subsidiaries, controlled the Large-Cap Growth, Balanced, International, Intermediate-Term Municipal Bond, Intermediate-Term Bond, and Money Market Funds. Safeco Corporation is a Washington corporation and a holding company whose primary subsidiaries are engaged in the insurance and financial services businesses. Safeco Corporation has its principal place of business at Safeco Plaza, Seattle, WA 98185.

At March 31, 2004, Safeco Corporation owned 76.46% of the Large-Cap Growth Fund's outstanding shares; 32.03% of the Balanced Fund's outstanding shares; 20.94% of the International Fund's outstanding shares; 27.96% of the Intermediate-Term Municipal Bond Fund's outstanding shares; and 40.53% of the Intermediate-Term Bond Fund's outstanding shares.

At March 31, 2004, Wells Fargo & Company, through its subsidiary Wells Fargo Bank, N.A., controlled 36.76% of the Small-Cap Value Fund's outstanding shares and 31.77% of the International Fund's outstanding shares. Wells Fargo Bank, N.A, is Trustee for Safeco 401(k) Savings Plan. Wells Fargo & Company is organized under the laws of Delaware and is registered as a financial holding company under the Bank Holding Act of 1956, as amended, and registered under the Gramm-Leach-Bliley Act. Its principal executive offices are at 420 Montgomery Street, San Francisco, California 94163.

Principal shareholders of a Fund may influence the outcome of a shareholder vote. However, on each proposal or sub-proposal, Fund shares controlled by Safeco Corporation will be voted pro rata in accordance with the vote cast by other shareholders of the applicable Fund.

If one or more control persons were to withdraw their investments in a Fund the Fund might be forced to sell Portfolio securities at disadvantageous prices.

Security Ownership of Certain Beneficial Owners and Management

The following table sets forth certain information provided to the Funds or contained in filings with the SEC regarding the beneficial ownership of shares of each Fund as of March 31, 2004 by each person who is known by each Fund to own beneficially, or exercise control or direction over, 5% or more of the outstanding shares of each Fund.


           Large-Cap Value Fund                       Number of Shares            Percent of Fund

      Name of Beneficial Owner
      Charles Schwab & Co. Inc.                       514,912.984                 6.39%
      Exclusive Benefit of Its Customers
      Attn:  Mutual Fund Department
      101 Montgomery Street
      San Francisco, CA 94104-4122

      Wells Fargo & Company                           559,012.676                 6.94%
      420 Montgomery Street
      San Francisco, California 94163

     Core Equity Fund

      Name of Beneficial Owner                        Number of Shares            Percent of Fund
      ------------------------                        ----------------            ---------------
      Charles Schwab & Co. Inc.                       7,545,250.445               17.80%
      Exclusive Benefit of Its Customers
      Attn:  Mutual Fund Department
      101 Montgomery Street
      San Francisco, CA 94104-4122

     Large-Cap Growth Fund

      Name of Beneficial Owner                        Number of Shares            Percent of Fund
      ------------------------                        ----------------            ---------------
      Safeco Corp.                                    500,000.000                 76.46%
      Safeco Plaza
      Seattle, WA 98185









     Multi-Cap Core Fund

      Name of Beneficial Owner                        Number of Shares            Percent of Fund
      ------------------------                        ----------------            ---------------
      Safeco Corp.                                    450,000.000                 10.67%
      Safeco Plaza
      Seattle, WA  98185

     Small-Cap Value Fund

      Name of Beneficial Owner                        Number of Shares            Percent of Fund
      ------------------------                        ----------------            ---------------
      Wells Fargo & Company                           1,212,231.313               36.76%
      420 Montgomery Street
      San Francisco, California 94163

      National Financial Services Corp.               421,616.614                 12.79%
      for the Exclusive Benefit of Our
      Customers
      Attn.:  Mutual Funds Dept. 5th Fl.
      200 Liberty St., 1 World Financial Center
      New York, NY  10281-1003



     Growth Opportunities Fund

      Name of Beneficial Owner                        Number of Shares            Percent of Fund
      ------------------------                        ----------------            ---------------
      National Financial Services Corp.               1,155,768.556               5.60%
      for the Exclusive Benefit of Our
      Customers
      Attn.:  Mutual Funds Dept. 5th Fl.
      200 Liberty St., 1 World Financial Center
      New York, NY  10281-1003


      Charles Schwab & Co. Inc.                       4,100,241.638               19.85%
      Exclusive Benefit of Its Customers
      Attn:  Mutual Fund Department
      101 Montgomery Street
      San Francisco, CA  94104-4122

      Wells Fargo & Company                           1,242,735.851               6.02%
      420 Montgomery Street
      San Francisco, California 94163.

     Balanced Fund

      Name of Beneficial Owner                        Number of Shares            Percent of Fund
      ------------------------                        ----------------            ---------------
      Safeco Corp.                                    528,334.005                 32.03%
      Safeco Plaza
      Seattle, WA  98185







     International Fund

      Name of Beneficial Owner                        Number of Shares            Percent of Fund
      ------------------------                        ----------------            ---------------
      Safeco Corp.                                    708,094.752                 20.94%
      Safeco Plaza
      Seattle, WA  98185
      Wells Fargo & Company                           1,074,480.246               31.77%
      420 Montgomery Street
      San Francisco, California 94163

     Municipal Bond Fund

      Name of Beneficial Owner                        Number of Shares            Percent of Fund
      ------------------------                        ----------------            ---------------
      Charles Schwab & Co. Inc.                       2,624,994.431               6.54%
      Exclusive Benefit of Its Customers
      Attn:  Mutual Fund Department
      101 Montgomery Street
      San Francisco, CA  94104-4122

     Intermediate-Term Municipal Bond Fund

      Name of Beneficial Owner                       Number of Shares             Percent of Fund
      ------------------------                       ----------------             ---------------
      Safeco Corp.                                   424,195.379                  27.96%
      Safeco Plaza
      Seattle, WA  98185

      Charles Schwab & Co. Inc.                      126,954.941                  8.37%
      Exclusive Benefit of Its Customers
      Attn:  Mutual Fund Department
      101 Montgomery Street
      San Francisco, CA  94104-4122

      William A. Helsell                             140,197.302                  9.24%
      10653 Culpepper Ct. N.W.
      Seattle, WA  98177-5319
      Howard C. Lincoln                              80,078.738                   5.28%
      6 Holly Hill Drive
      Mercer Island, WA  98040-5326

     California Tax-Free Income Fund

      Name of Beneficial Owner                        Number of Shares            Percent of Fund
      ------------------------                        ----------------            ---------------
      Charles Schwab & Co. Inc.                       1,430,217.312               20.91%
      Exclusive Benefit of Its Customers
      Attn:  Mutual Fund Department
      101 Montgomery Street
      San Francisco, CA 94104-4122

     Intermediate-Term U.S. Government Fund

      Name of Beneficial Owner                        Number of Shares            Percent of Fund
      ------------------------                        ----------------            ---------------
      Charles Schwab & Co. Inc.                       554,666.997                 7.58%
      Exclusive Benefit of Its Customers
      Attn:  Mutual Fund Department
      101 Montgomery Street
      San Francisco, CA  94104-4122

     Intermediate-Term Bond Fund

      Name of Beneficial Owner                        Number of Shares            Percent of Fund
      ------------------------                        ----------------            ---------------
      Safeco Corp.                                    463,785.186                 40.53%
      Safeco Plaza
      Seattle, WA 98185

     High-Yield Fund

      Name of Beneficial Owner                        Number of Shares            Percent of Fund
      ------------------------                        ----------------            ---------------
      Charles Schwab & Co. Inc.                       1,022,309.123               14.52%
      Exclusive Benefit of Its Customers
      Attn:  Mutual Fund Department
      101 Montgomery Street
      San Francisco, CA 94104-4122

      National Financial Services Corp.               351,857.763                 5.00%
      for the Exclusive Benefit of Our
      Customers
      Attn.:  Mutual Funds Dept. 5th Fl.
      200 Liberty St., 1 World Financial Center
      New York, NY  10281-1003

      Wells Fargo & Company                           646,281.365                 9.18%
      420 Montgomery Street
      San Francisco, California 94163

     Money Market Fund

      Name of Beneficial Owner                       Number of Shares             Percent of Fund
      The Williams Companies, Inc.                   84,194,998.170               27.37%
      ATTN: Lenore Dubaldo
      One Williams Center
      Tulsa, OK  74172-0140

      WilTel Communications                          17,670,373.310               5.74%
      One Williams Center
      Tulsa, OK  74172


INVESTMENT ADVISORY AND OTHER SERVICES


Safeco Asset Management Company (SAM), Safeco Securities, Inc. ("Safeco
Securities") and Safeco Services Corporation ("Safeco Services") are wholly owned subsidiaries of Safeco Corporation. SAM is the investment advisor and fund accounting and administration agent for each Fund, Safeco Securities is the principal underwriter of each Fund, and Safeco Services is the transfer, dividend and distribution disbursement and shareholder servicing agent of each Fund.


Code of Ethics. Section 17(j) of the Investment Company Act of 1940 (the "Act") generally prohibits the principal underwriter of a mutual fund, and any person affiliated with a mutual fund company, its investment advisor or principal underwriter, from engaging in any fraudulent conduct in connection with the person's purchase or sale of securities held or to be acquired by the fund. Each of the Trusts and their investment advisor and principal underwriter have adopted a joint Code of Ethics ("Code") under Rule 17j-1 of the Act, relating to the personal investment activities of Safeco Mutual Funds personnel. In addition, the investment Sub-Advisors to the International Fund and to the Large-Cap Growth Fund have each adopted a Code of Ethics relating to the personal investment activities of its respective personnel.

A copy of each Trust's Code is publicly filed with the Securities and Exchange
Commission (SEC) as an exhibit to the Trust's registration statement, and a copy of each Sub-Advisor's Code of Ethics is publicly filed with the SEC as an exhibit to the Safeco Common Stock Trust's registration statement, and copies of each are available from the SEC. The Codes can be reviewed and copied at the SEC's Public Reference Room in Washington D.C., are available on the EDGAR database on the SEC's Internet site at http://www.sec.gov., or may be obtained from the SEC (after paying a copying fee) by electonic request at the following email address: publicinfo@sec.gov, or by writing to the SEC at SEC Public
Reference Section, Washington, D.C. 20549-0102. For information on the operation of the SEC's Public Reference Room, call the SEC at 1-202-942-8090.

The Code generally permits fund personnel to invest in securities for their own accounts, but regulates such investments by (i) individuals whose job functions involve either making or participating in securities transactions, or making or participating in recommendations concerning securities purchases or sales, and
(ii) those employees who in the course of their job functions are able to obtain information regarding a Fund's purchases or sales of securities ("access persons"). The Code (1) requires access persons to preclear securities trades, other than transactions involving open-end mutual fund shares managed by a registered investment adviser other than Safeco Asset Management, securities of certain government issuers, or transactions meeting certain de minimus amounts or other facts and circumstances determined by the Chief Investment Officer or the General Counsel to be exempt; (2) prohibits access persons from purchasing or selling any security they know is being purchased or sold, or considered for purchase or sale, by any series fund of the Trusts; and (3) requires access persons to comply with certain annual and quarterly reporting requirements relating to their securities holdings and transactions during the period.


In addition, the Code broadly bars all fund personnel from (1) engaging in personal trading when in possession of information concerning Fund trading decisions, (2) participating in any transaction involving a conflict of interest giving rise to a pecuniary interest in a transaction to which any investment client is a party, or in transactions which would create any personal benefit,
(3) accepting gifts or favors from any person who seeks to do business with the Trusts or any of their series Funds, or with SAM or Safeco Securities. These prohibitions are not restricted to the group of Fund "access persons."


Each Sub-Advisor's Code of Ethics generally permits employees to invest in securities for their own accounts, but employees are not permitted to make such investments until first seeking the written approval of the firm's designated
Compliance Officer. Such approval will generally not be granted (1) where the firm intends to purchase or sell the same security for a client account within seven days of the intended personal transaction, (2) where there is a pending order in the same security for any client, or (3) where the employee would profit from "short-term dealing" (purchase and sale within 60 days of one another) in the security. The Code of Ethics prohibits the Sub-Advisor's employees from participating in intial public offerings, and requires employees to disclose any ownership interest in a privately-held company if any investment in the same company is being considered for a client. In addition, the Code of Ethics requires the Sub-Advisors' employees to disclose their securities holdings within 10 days after they become employed at the firm, to report all securities holdings to the Compliance Officer on an annual basis, and to conduct all transactions through an associated broker.


Investment Advisory Services. Each Trust has entered into an investment management contract with the Advisor (the "Advisory Agreement"). Pursuant to the Advisory Agreement, the Advisor, in conjunction with a Sub-Advisor for certain
Funds will: (a) furnish continuously an investment program for a Fund and determine which investments should be purchased, held, sold, or exchanged and
(b) provide supervision over all aspects of a Fund's operations except those which are delegated to a custodian, transfer agent or other agent, or which are functions governed by other agreements, such as fund accounting and administration.


For certain Funds, the Advisor has entered into Sub-Advisory Agreements. Under these agreements the Sub-Advisor, subject to the oversight of the Advisor, is responsible for managing the investment operations of the Fund, and determining which investments should be purchased, held, sold or exchanged. The Sub-Advisor of a Fund maintains records, reports, and other information of the Fund at its address of record to the extent such information is not maintained by SAM. Such records are available to and accessible by the Fund and SAM.


With respect to the International Fund, SAM has a Sub-Advisory Agreement with Bank of Ireland Asset Management (U.S.) Limited ("Sub-Advisor"). The
Sub-Advisor's address of record is its headquarters located at 26 Fitzwilliam
Place, Dublin, Ireland, and its U.S. office at 2 Greenwich Plaza, Greenwich,
Connecticut. The Sub-Advisor is a direct, wholly owned subsidiary of Bank of Ireland Asset Management Limited (an investment advisory firm) that is located at 26 Fitzwilliam Place, Dublin, Ireland. The Sub-Advisor is an indirect, wholly owned subsidiary of Bank of Ireland (a holding company whose primary subsidiaries are engaged in banking, insurance, securities and related financial services), which is located at Lower Baggot Street, Dublin, Ireland. Bank of Ireland and its affiliates manage assets for clients worldwide in excess of $67.8 billion as of December 31, 2003. SAM paid the Sub-Advisor sub-advisory fees of 0.60% of the average daily net assets of the International Fund for the year ended December 31, 2003.

With respect to the Large-Cap Growth Fund, SAM has a Sub-Advisory Agreement with
RCM Capital Management LLC ("Sub-Advisor"), an indirect subsidiary of Dresdner
Bank AG ("Dresdner"), which in turn is a wholly owned subsidiary of Allianz AG
("Allianz"). Allianz is an international financial services company whose address of record is its principal executive offices that are located at Koeniginstrasse 28, D-80802, Munich, Germany. As of December 31, 2003, RCM
Capital Management LLC had approximately $10.5 billion in assets under management and advice. SAM paid the Sub-Advisor sub-advisory fees of 0.35% of the average daily net assets of the Large-Cap Growth Fund for the year ended
December 31, 2003.


The Advisory Agreement and Sub-Advisory Agreements continue in effect from year to year, provided that their continuance is approved annually both by (i) the holders of a majority of the outstanding voting securities of the Trust or by the Trustees, and (ii) a majority of the Trustees who are not parties to the Agreement or "interested persons" of any such parties. The agreements may be terminated on 60 days written notice by any party or by a vote of a majority of the outstanding voting securities of each affected Series and will terminate automatically if assigned. Sub-Advisory Agreements terminate automatically upon the termination of the Advisory Agreement.





Boards of Trustees' Oversight and Review of Investment Advisory Agreements


The Trusts' Boards of Trustees are responsible for overseeing the performance of the Funds' Investment Advisor and Sub-Advisors and determining whether to approve the renewal of the Advisory Agreements and Sub-Advisory Agreements. The
Advisor provides the Boards of Trustees with certain information the Boards of Trustees have deemed important to evaluating the short and long-term performance of the Advisor and Sub-Advisors. This information includes periodic performance analysis and status reports from the Advisor and quarterly portfolio and investment performance reports. The Funds' portfolio managers meet with the Boards of Trustees from time to time to discuss the management and performance of the Funds and respond to the Boards of Trustees' questions concerning the performance of the Advisor and Sub-Advisors.

In determining to renew the Funds' Advisory Agreements and Sub-Advisory
Agreements, the independent Trustees requested, in advance of the August 2003
Trustees' meetings, additional information to supplement performance information routinely provided throughout the year. This information included the existing
Agreements and performance results for each Fund in comparison to their respective indexes and comparable funds in the industry from data provided by the Advisor and Sub-Advisor as well as published information from Lipper, Inc.
and Morningstar, Inc. The Trustees reviewed this information in detail with management at the August 2003 Boards of Trustees' meetings in connection with separate reports prepared by Management and Morningstar, Inc., including a market analysis for each of the Funds. In addition, the Boards of Trustees considered the Advisor's performance improvement initiatives including risk analysis as well as overall performance measurements, peer review, oversight of Sub-Advisors and alignment of portfolio manager assignments in light of changes to several Funds approved by the Boards of Trustees in June 2003, including but not limited to name and investment stategy changes for some Funds, decisions to liquidate two Funds, and a decision to initiate a proxy vote on a proposal to merge the Intermediate-Term U.S. Treasury Fund with the U.S. Government Fund.

The Trustees also reviewed the reasonableness of the fees in connection with the Advisory and Sub-Advisory Agreements by comparing the Advisor's fees, revenues, expenses and pre-tax profits to industry medians. The Boards of Trustees also considered information concerning management's analysis of how cost allocations for Safeco corporate resources provided to the Advisor and distribution plans are expected to impact advisory services and expenses as well as an additional voluntary fee waiver for some Funds by SAM.

After reviewing and discussing the above information with independent legal counsel present, the Boards of Trustees approved the renewal of the existing
Advisory and Sub-Advisory Agreements.







The following individuals have the following positions and offices with the Trusts, SAM, Safeco Securities and Safeco Services:


Name                       Trusts                  SAM                     Safeco Securities       Safeco Services
----                       ------                  ---                           -----------             ---------
R.F. Harbin                Chairman,               Director                Director and            Director and
                           Trustee, President,                             Sr. Vice President      Sr. Vice President
                           and Principal
                           Executive Officer



D.H. Longhurst             Vice President,         Vice President,         Vice President,         Vice President,
                           Treasurer,              Treasurer,              Treasurer,              Treasurer,
                           Controller, Secretary   Controller, and         Controller,             Controller, and
                           and Principal           Secretary               Secretary, and          Secretary
                           Financial Officer                               Financial Principal

R.L.                       Spaulding Vice President Chairman and Director
                           Director Director


S.C.Bauer                  ------------            President and Director  ------------            ------------

M.F. Murphy Director of
                           Compliance              ------------            -----------             -----------

D.N. Evans                 Assistant               ------------            ------------            ------------
                           Controller


L. Mahaffey                ------------            ------------            President               President


S.D. Collier               Assistant Secretary     Assistant Secretary     Assistant Secretary     Assistant Secretary

S. Tracey                  Assistant Secretary     Assistant Secretary     Assistant Secretary     Assistant Secretary



Mr. Harbin is an Executive Vice President and Actuary of Safeco Life Insurance Company. Mr. Spaulding is the Treasurer and a Vice President of Safeco Corporation. Messrs. Harbin and Spaulding are also Directors of other Safeco Corporation subsidiaries.

In connection with its investment advisory contract with each Trust, SAM furnishes or pays for all facilities and services furnished or performed for or on behalf of each Trust and each Fund, which includes furnishing office facilities and personnel to manage each Trust's and each Fund's affairs and paying certain expenses.

The Trust Instrument of each Trust provides that each Trust will indemnify its Trustees and its Officers against liabilities and expenses reasonably incurred in connection with litigation in which they may be involved because of their offices with the Trusts, unless it is adjudicated that they engaged in bad faith, willful misfeasance, gross negligence, or reckless disregard of the duties involved in the conduct of their offices. In the case of settlement, such indemnification will not be provided unless it has been determined: by a court or other body approving the settlement, by a majority of a quorum of Trustees who are neither interested persons of the Trust nor are parties to the proceeding, based upon a review of readily available facts (rather than a trial-type inquiry), or in a written opinion of independent counsel, that such Officers or Trustees have not engaged in willful misfeasance, bad faith, gross negligence, or reckless disregard of their duties.

SAM also serves as the investment advisor for other investment companies in addition to the Funds. Several of these investment companies have investment objectives similar to those of certain Funds. It is therefore possible that the same securities will be purchased for both a Fund and another investment company advised by SAM. When two or more Funds advised by SAM are simultaneously engaged in the purchase or sale of the same security, the prices and amounts will be allocated in a manner considered by the Officers of the Funds involved to be equitable to each Fund. It is expected that the opportunity to participate in volume transactions will produce better executions and prices for a Fund, generally. In some cases, the price of a security allocated to one Fund may be higher or lower than the price of a security allocated to another Fund.

For the services and facilities furnished by SAM, each Fund has agreed to pay an annual fee computed on the basis of the average market value of the net assets of each Fund ascertained each business day and paid monthly in accordance with the following schedules. The reduction in fees occurs only at such time as the respective Fund's net assets reach the dollar amounts of the break points and applies only to those assets that fall within the specified range. Each Fund bears all expenses of its organization and operations not specifically assumed by SAM.


FUND                                      NET ASSETS                           ANNUAL FEE

Large-Cap Value, Core Equity,             $0 - $250,000,000                    .70 of 1%
Multi-Cap Core, Growth Opportunities,     $250,000,001 - $750,000,000          .65 of 1%
Balanced                                  $750,000,001 - $1,250,000,000        .60 of 1%
                                          Over $1,250,000,00                   .55 of 1%
----------------------------------------- ------------------------------------ ----------------------

Large-Cap Growth*                         $0 - $250,000,000                    .80 of 1%

                                          $250,000,001 - $750,000,000          .75 of 1%

                                          $750,000,001 - $1,250,000,000        .70 of 1%

                                          Over $1,250,000,000                  .65 of 1%
----------------------------------------- ------------------------------------ ----------------------

Small-Cap Value                           $0 - $250,000,000                    .75 of 1%

                                          $250,000,001 - $750,000,000          .70 of 1%

                                          $750,000,001 - $1,250,000,000        .65 of 1%

                                          Over $1,250,000,000                  .60 of 1%
----------------------------------------- ------------------------------------ ----------------------

International*                            $0 - $250,000,000                    1.00 of 1%

                                          $250,000,001 - $750,000,000          .90 of 1%

                                          Over $750,000,000                    .80 of 1%


----------------------------------------- ----------------------------------- -----------------------

            FUND                                      NET ASSETS                          ANNUAL FEE
----------------------------------------- ------------------------------------ ----------------------
                                          $0 - $250,000,000                    .50 of 1%
Municipal Bond, Intermediate-Term         $250,001 - $750,000,000              .45 of 1%
Municipal Bond, and California            Over $750,000,000                    .40 of 1%
Tax-Free Income,
----------------------------------------- ------------------------------------ ----------------------

Intermediate-Term U. S. Government        $0 - $250,000,000                    .55 of 1%

                                          $250,000,001 - $750,000,000          .50 of 1%

                                          $750,000,001 - $1,250,000,000        .45 of 1%

                                          Over $1,250,000,000                  .40 of 1%
----------------------------------------- ------------------------------------ ----------------------

Intermediate-Term Bond                    $0 - $750,000,000                    .50 of 1%

                                          $750,000,001 - $1,250,000,000        .45 of 1%

                                          Over $1,250,000,000                  .40 of 1%
----------------------------------------- ------------------------------------ ----------------------

                                                                               .65 of 1%
High-Yield                                $0 - $250,000,000
                                          $250,000,001 - $750,000,000          .55 of 1%
                                          Over $750,000,000                    .50 of 1%
----------------------------------------- ------------------------------------ ----------------------
                                          $0 - $250,000,000                    .50 of 1%
Money Market and Tax-Free Money Market    $250,000,001 - $750,000,000          .45 of 1%
                                          $750,000,001 - $1,250,000,000        .40 of 1%
                                          Over $1,250,000,000                  .35 of 1%

*Under the sub-advisory agreement between SAM and a Sub-Advisor, the Sub-Advisor is responsible for providing investment research and advice used to manage the investment portfolio of the Fund. In return, SAM (and not the respective Fund) pays the Sub-Advisor a fee in accordance with the following schedule:


         Fund                                        Net Assets                         Annual Fee
         ------------------------------------------ ----------------------------------- -----------------------

         Large-Cap Growth Fund                      $0 - $100,000,000                   .35 of 1%
                                                    $100,000,000-$250,000,000           .25 of 1%
                                                    Over $250,000,000                   .20 of 1%
         ------------------------------------------ ----------------------------------- -----------------------

         International Fund                         $0 - $50,000,000                    .60 of 1%
                                                    $50,000,001 - $100,000,000          .50 of 1%
                                                    Over $ 100,000,000                  .40 of 1%
         ------------------------------------------ ----------------------------------- -----------------------







The following table states the total amounts of compensation paid by the following Funds to SAM for the fiscal years or periods ended December 31, 2003, 2002, and 2001:


------------------------------------------ --------------------- --------------------- ---------------------
Name of Fund                                  December 31, 2003     December 31, 2002     December 31, 2001
------------------------------------------ --------------------- --------------------- ---------------------


Large-Cap Value Fund                                   $965,000            $1,085,000            $1,356,000

------------------------------------------ --------------------- --------------------- ---------------------


Core Equity Fund                                     $4,663,000            $5,686,000            $7,964,000

------------------------------------------ --------------------- --------------------- ---------------------


Large-Cap Growth Fund                                   $40,000               $38,000                $8,000

------------------------------------------ --------------------- --------------------- ---------------------


Multi-Cap Core Fund                                    $523,000              $552,000              $728,000

------------------------------------------ --------------------- --------------------- ---------------------


Small-Cap Value Fund                                   $345,000              $271,000              $226,000

------------------------------------------ --------------------- --------------------- ---------------------


Growth Opportunities Fund                            $3,156,000            $4,046,000            $4,815,000

------------------------------------------ --------------------- --------------------- ---------------------


Balanced Fund                                          $124,000              $123,000              $130,000

------------------------------------------ --------------------- --------------------- ---------------------


International Fund                                     $256,000              $224,000              $312,000

------------------------------------------ --------------------- --------------------- ---------------------


Municipal Bond Fund                                  $2,720,000            $2,637,000            $2,509,000

------------------------------------------ --------------------- --------------------- ---------------------


Intermediate-Term Municipal Bond Fund                   $84,000               $80,000               $76,000

------------------------------------------ --------------------- --------------------- ---------------------


California Tax-Free Income Fund                        $458,000              $475,000              $474,000

------------------------------------------ --------------------- --------------------- ---------------------


Intermediate-Term U.S. Government Fund                 $332,000              $286,000              $237,000

------------------------------------------ --------------------- --------------------- ---------------------


Intermediate-Term Bond Fund                             $52,000               $48,000               $42,000

------------------------------------------ --------------------- --------------------- ---------------------


High-Yield Fund                                        $266,000              $254,000              $391,000

------------------------------------------ --------------------- --------------------- ---------------------


Money Market Fund                                    $1,960,000            $1,533,000            $1,213,000

------------------------------------------ --------------------- --------------------- ---------------------

Tax-Free Money Market Fund                             $364,000              $377,000              $377,000

------------------------------------------ --------------------- --------------------- ---------------------



Distribution Arrangements. Safeco Securities, Inc., 4854 154th Place NE, Redmond, Washington, 98052, is the principal underwriter for each Fund and distributes the Advisor Class A, Class B, Class C and the Institutional Class and Investor Class shares of each Fund under Distribution Agreements with each Trust that require Safeco Securities to use its best efforts, consistent with its other businesses, to sell shares of the Funds. Shares of the Funds are offered continuously. Safeco Securities is not compensated by the Trusts or the Funds for underwriting, distribution or other activities in connection with Institutional Class or Investor Class shares.

Each Trust, on behalf of the Advisor Class A, Class B and Class C shares of each Fund, as applicable, has entered into a Distribution Agreement (each an "Agreement") with Safeco Securities. Each Trust has also adopted a plan pursuant to Rule 12b-1 under the 1940 Act with respect to the Advisor Class A, Class B and Class C shares of applicable Funds. The Rule 12b-1 plans with respect to the Advisor Class A, Class B and Class C shares are referred to, collectively, as the "Plans." Pursuant to the Plans, each Class pays Safeco Securities a quarterly service fee, at the annual rate of 0.25% of the aggregate average daily net assets of the class. Class B and C shares also pay Safeco Securities a quarterly distribution fee at the annual rate of 0.75% of the aggregate average daily net assets of the Class B and Class C shares, respectively. Although the Money Market Trust has adopted Plans with respect to the Advisor Class A, Class B and Class C shares of the Money Market Fund, the Money Market Trust's Board of Trustees and Safeco Securities have agreed not to implement such Plans at this time. Thus, the Advisor Class A, Class B and Class C shares of the Money Market Fund do not currently pay service or distribution fees to Safeco Securities under the Money Market Fund Plans. The Money Market Fund Plans will not be implemented unless authorized by the Money Market Trust's Board of Trustees.

Under the Plans, Safeco Securities will use the service fees primarily to compensate persons selling shares of the Funds for the provision of personal service and/or the maintenance of shareholder accounts. Safeco Securities will use the distribution fees under the Class B and Class C Plans to offset the commissions it pays to broker-dealers, banks or other financial institutions for selling each Fund's Class B and Class C shares. In addition, Safeco Securities will use the distribution fees under the Class B and Class C Plans to offset each Fund's marketing costs attributable to the Class B and Class C shares, respectively, such as preparation of sales literature, advertising and printing and distributing prospectuses and other shareholder materials to prospective investors. Safeco Securities also may use the distribution fee to pay other costs allocated to Safeco Securities' distribution activities, including acting as shareholder of record, maintaining account records and other overhead expenses. Safeco Securities, out of its own resources, will pay a brokerage commission equal to 4.00% (3.00% for intermediate-term bond Funds) of the amount invested to broker-dealers, banks and other financial institutions who sell Class B shares, and equal to 1.00% of the amount invested to broker-dealers, banks and other financial institutions who sell Class C shares. Broker-dealers, banks and other financial institutions who sell Class B shares of the Money Market Fund will receive the 4.00% brokerage commission, and broker-dealers, banks and other financial institutions who sell Class C shares of the Money Market Fund will receive the 1.00% brokerage commission, at the time the shareholder exchanges his or her Money Market Fund Class B or Class C shares, as the case may be, into shares of another Fund.

Among other things, each Plan provides that (1) Safeco Securities will submit to each Trust's Board of Trustees at least quarterly, and the Trustees will review, reports regarding all amounts expended under the Plan and the purposes for which such expenditures were made, (2) the Plan will continue in effect so long as it is approved at least annually and any material amendment thereto is approved by each Trust's Board of Trustees, including those Trustees who are not "interested persons" of the Trusts and who have no direct or indirect financial interest in the operation of the Plan or any agreement related to the Plan, acting in person at the meeting called for that purpose, (3) payments by a Fund under the Plan shall not be materially increased without the affirmative vote of the holders of a majority of the outstanding voting securities of the relevant class of that Fund and (4) while the Plan remains in effect, the selection and nomination of Trustees who are not "interested persons" of the Trusts shall be committed to the discretion of the Trustees who are not "interested persons" of the Trusts. In addition to the commissions and concessions described in the prospectus, Safeco Securities may, at its expense, pay additional commissions or promotional incentives to dealers that sell shares of the Funds. Such additional commissions or incentives may be offered only to dealers which satisfy certain sales volume/growth criteria, or which meet other criteria Safeco Securities establishes from time to time.


In reporting amounts expended under the Plans to each Trust's Board of Trustees, Safeco Securities will allocate expenses attributable to the sale of Advisor Class A, Class B and Class C shares to such Advisor Class A, Class B or Class C based on the ratio of sales of shares of such class to the sales of all Advisor Class A, Class B and Class C shares. Expenses attributable to a specific class will be allocated to that class.

In approving the adoption of each Plan, each Trust's Board of Trustees determined that the adoption was in the best interests of the Funds' shareholders.

In the event that a Plan is terminated or not continued with respect to the Advisor Class A, Class B or Class C shares of any Fund, (i) no fees would be owed by a Fund to Safeco Securities with respect to that class, and (ii) the Fund would not be obligated to pay Safeco Securities for any amounts expended under the Plan not previously recovered by Safeco Securities.

The Plans comply with rules of the National Association of Securities Dealers, Inc. which limit the annual asset-based sales charges and service fees that a mutual fund may impose on a class of shares to .75% and .25%, respectively, of the average annual net assets attributable to that class. The rules also limit the aggregate of all front-end, deferred and asset-based sales charges imposed with respect to a class of shares by a mutual fund that also charges a service fee to 6.25% of cumulative gross sales of that class, plus interest at the prime rate plus 1% per annum.

During the period they are in effect, the Plans and related Agreements obligate the Advisor Class A, Class B and Class C shares of the Funds to which they relate to pay service and distribution fees to Safeco Securities as compensation for its service and distribution activities, not as reimbursement for specific expenses incurred. Thus, even if Safeco Securities' expenses exceed its service or distribution fees for any class, the Class will not be obligated to pay more than those fees and, if Safeco Securities' expenses are less than such fees, it will retain its full fees and realize a profit. Each Fund that has implemented a Rule 12b-l Plan will pay the service and distribution fees to Safeco Securities until either the applicable Plan or Agreement is terminated or not renewed.

(Distribution Arrangements)
For the fiscal year or period ended December 31, 2003, each Fund paid the following Rule 12b-1 fees to its principal/underwriter/distributor to pay for such things as advertising, printing and mailing prospectuses, semi-annual reports and annual reports (other than to current shareholders), seminars, compensation to distributors to partially offset other marketing expenses, compensation to dealers, and compensation to sales personnel:

Fund Name                                           Class A               Class B      Class C


Large-Cap Value Fund                                 $2,000                $9,000       $1,000
Core Equity Fund                                    $38,000              $106,000       $1,000
Large-Cap Growth Fund                                $2,000                $8,000       $8,000
Multi-Cap Core Fund                                 $11,000               $40,000       $1,000
Small-Cap Value Fund                                 $5,000               $15,000           $0
Growth Opportunities Fund                           $51,000               $95,000       $1,000
Balanced Fund                                        $4,000               $16,000           $0
International Fund                                   $3,000                $7,000       $1,000
Municipal Bond Fund                                 $13,000               $31,000           $0
Intermediate-Term Municipal Bond Fund                $1,000                $1,000       $1,000
California Tax-Free Income Fund                      $2,000               $10,000           $0
Intermediate-Term U.S. Government Fund               $5,000               $11,000           $0
Intermediate-Term Bond Fund                          $3,000               $11,000           $0
High-Yield Fund                                      $7,000                $7,000       $1,000
Money Market Fund                                        $0                    $0           $0
Tax-Free Money Market Fund                              N/A                   N/A          N/A








The principal underwriter/distributor incurred the following expenses in connection with the Rule 12b-1 with regard to the Class A shares during the fiscal year or period ended December 31, 2003 are as follows:



                                        Large-Cap Value                           Large-Cap Growth
                                                   Fund      Core Equity Fund                 Fund     Multi-Cap Core Fund
Class A

Advertising                                       None               $15,000                 None                   $4,000

Printing and Mailing                            $1,000               $19,000                 None                   $5,000
prospectuses,
semi-annual reports and
annual reports (other
than to current
shareholders)

Seminars                                          None                  None                 None                     None

Compensation to
Underwriters to
partially offset other
marketing expenses                                None                  None                 None                     None

Compensation to Dealers                         $2,000               $37,000                 None                  $10,000


Compensation to Sales
Personnel                                         None                  None                 None                     None










                                       Small-Cap    Growth Opportunities            Balanced Fund       International Fund
Class A                                Value Fund                   Fund

Advertising                                $4,000                 $20,000                  $3,000                  $2,000

Printing and Mailing                       $4,000                 $26,000                  $4,000                  $2,000
prospectuses,
semi-annual reports and
annual reports (other
than to current
shareholders)

Seminars                                     None                    None                    None                    None


Compensation to
Underwriters to
partially offset other
marketing expenses                           None                    None                    None                    None

Compensation to Dealers                    $5,000                 $52,000                  $4,000                  $4,000

Compensation to Sales

Personnel                                    None                    None                    None                    None










                              Municipal Bond Fund      Intermediate-Term     California Tax-Free   Intermediate-Term U.S.
Class A                                               Municipal Bond Fund             Income Fund          Government Fund


Advertising                                $5,000                    None                    None                   $1,000

Printing and Mailing                       $6,000                    None                    None                   $2,000
prospectuses,
semi-annual reports and
annual reports (other
than to current
shareholders)

Seminars                                     None                    None                    None                     None

Compensation to
Underwriters to
partially offset other
marketing expenses                           None                    None                    None                     None

Compensation to Dealers
                                          $12,000                    None                    None                   $4,000

Compensation to Sales
Personnel                                    None                    None                    None                     None




                            Intermediate-Term Bond         High-Yield Fund      Money Market Fund
Class A                                        Fund

Advertising                                  $2,000                 $4,000                 $5,000

Printing and Mailing                         $3,000                 $4,000                 $7,000
prospectuses,
semi-annual reports and
annual reports (other
than to current
shareholders)

Seminars                                       None                   None                   None

Compensation to
Underwriters to
partially offset other
marketing expenses                             None                   None                   None

Compensation to Dealers
                                             $4,000                 $7,000                   None
Compensation to Sales
Personnel                                      None                   None                   None






The principal underwriter/distributor incurred the following expenses in connection with the Rule 12b-1 with regard to the Class B shares during the year or period ended December 31, 2003 are as follows:

                                             Large-Cap Value                        Large-Cap Growth       Multi-Cap
Class B                                                 Fund     Core Equity Fund               Fund        Core Fund
-------                                                 ----     ----------------               -----       ---------
Advertising                                             None              $10,000                None          $4,000

Printing and Mailing                                    None              $13,000                None          $4,000
prospectuses, semi-annual reports
and annual reports (other than to
current shareholders)

Seminars                                                None                 None                None            None

Compensation to Underwriters to
partially offset other marketing
expenses                                                None                 None                None            None

Compensation to Dealers                               $2,000              $27,000                None          $9,000

Compensation to Sales                                 $5,000              $25,000                None          $9,000
Personnel



                                                                          Growth
                                                              Opportunities Fund                       International
                                       Small-Cap Value Fund                          Balanced Fund               Fund
Class B

Advertising                                           $4,000               $9,000            $4,000              None

Printing and Mailing                                  $4,000              $12,000            $4,000              None
prospectuses, semi-annual reports
and annual reports (other than to
current shareholders)


Seminars                                                None                 None              None              None


Compensation to Underwriters to
partially offset other marketing
expenses                                                None                 None              None              None

Compensation to Dealers                               $4,000              $23,000            $4,000            $1,000

Compensation to Sales Personnel                       $3,000              $20,000            $6,000            $4,000








                                                                                                             Intermediate-Term
                                                                                                               U.S. Government
                                                                    Intermediate-Term           California                Fund
Class B                                  Municipal Bond Fund       Municipal Bond Fund  Tax-Free Income Fund
-------                                  -------------------       -------------------  -------------------
Advertising                                           $4,000                      None               $1,000              $1,000

Printing and Mailing                                  $4,000                      None               $2,000              $1,000
prospectuses, semi-annual reports
and annual reports (other than to
current shareholders)

Seminars                                                None                      None                 None                None

Compensation to Underwriters to
partially offset other marketing
expenses                                                None                      None                 None                None

Compensation to Dealers                               $8,000                      None               $4,000              $2,000

Compensation to Sales Personnel                       $5,000                    $2,000               $4,000              $2,000


                                           Intermediate-Term Bond           High-Yield        Money Market
Class B                                                 Fund                Fund              Fund
-------                                                 ----                -----             ----
Advertising                                           $1,000                 None            $2,000

Printing and Mailing                                  $2,000                 None            $3,000
prospectuses, semi-annual reports
and annual reports (other than to
current shareholders)

Seminars                                                None                 None              None

Compensation to Underwriters to                         None                 None              None
partially offset other marketing
expenses

Compensation to Dealers                               $4,000                 None              None

Compensation to Sales                                 $4,000                 None              None
Personnel









The principal underwriter/distributor incurred the following expenses in connection with the Rule 12b-1 with regard to the Class C shares during the year or period ended December 31, 2003.


                                             Large-Cap Value                        Large-Cap Growth       Multi-Cap
Class C                                                 Fund     Core Equity Fund               Fund        Core Fund
-------                                                ----     ----------------               -----       ---------
Advertising                                             None                 None                None            None

Printing and Mailing                                    None                 None                None            None
prospectuses, semi-annual reports
and annual reports (other than to
current shareholders)

Seminars                                                None                 None                None            None

Compensation to Underwriters to
partially offset other marketing
expenses                                                None                 None                None            None

Compensation to Dealers                                 None                 None                None            None

Compensation to Sales                                   None                 None              $1,000          $1,000
Personnel




                                                                          Growth
                                                              Opportunities Fund                       International
                                      Small-Cap Value Fund*                         Balanced Fund*               Fund
Class C
Advertising                                             None                 None              None              None

Printing and Mailing                                    None                 None              None              None
prospectuses, semi-annual reports
and annual reports (other than to
current shareholders)

Seminars                                                None                 None              None              None

Compensation to Underwriters to
partially offset other marketing
expenses                                                None                 None              None              None

Compensation to Dealers                                 None                 None              None              None

Compensation to Sales Personnel                         None                 None              None            $1,000


*Class C shares were not offered until October 1, 2003.






                                                                                                             Intermediate-Term
                                                                                                California     U.S. Government
                                                                    Intermediate-Term      Tax-Free Income                Fund*
Class C                                 Municipal Bond Fund*       Municipal Bond Fund                Fund*
-------                                 --------------------       -------------------                -----
Advertising                                             None                      None                 None                None

Printing and Mailing                                    None                      None                 None                None
prospectuses, semi-annual reports
and annual reports (other than to
current shareholders)

Seminars                                                None                      None                 None                None

Compensation to Underwriters to
partially offset other marketing
expenses                                                None                      None                 None                None

Compensation to Dealers                                 None                      None                 None                None

Compensation to Sales Personnel                         None                      None                 None                None


*Class C shares were not offered until October 1, 2003.



                                      Intermediate-Term Bond           High-Yield      Money Market

Class C                                                Fund*                Fund              Fund
-------                                                -----                -----             ----
Advertising                                             None                 None              None

Printing and Mailing                                                         None              None
prospectuses, semi-annual reports
and annual reports (other than to
current shareholders)

Seminars                                                None                 None              None

Compensation to Underwriters to                         None
partially offset other marketing
expenses                                                                     None              None

Compensation to Dealers                                 None                 None              None

Compensation to Sales                                   None                 None              None
Personnel



*Class C shares were not offered until October 1, 2003.







The following chart reflects the total sales charges paid in connection with the sale of Advisor Class A shares of each Fund and the amount retained by Safeco
Securities during the fiscal years or periods ended December 31, 2003, December
31, 2002 and December 31, 2001:


                               2003             2003              2002             2002             2001              2001
                                              Amount                             Amount                             Amount
Fund Name              Sales Charge        Retained       Sales Charge        Retained      Sales Charge         Retained
---------              ------------        ---------      ------------        ---------     ------------         --------
Large-Cap Value             $16,000           $2,000            $4,000           $3,000           $2,000                $0

Core Equity                 $43,000           $2,000           $32,000               $0          $55,000            $8,000

Large-Cap Growth*            $2,000               $0            $2,000           $1,000           $1,000                $0

Multi-Cap Core              $14,000           $2,000           $18,000           $9,000          $23,000            $3,000

Small-Cap Value             $19,000           $2,000            $9,000           $5,000           $5,000            $1,000

Growth                      $62,000           $3,000           $39,000               $0          $62,000            $8,000
Opportunities

Balanced                    $14,000           $2,000           $12,000          $10,000           $5,000            $1,000

International                $9,000           $1,000            $6,000           $4,000          $44,000            $8,000

Municipal Bond              $28,000           $3,500            $6,000           $2,000          $11,000            $3,000

Intermediate-Term           $12,000           $2,000               N/A              N/A              N/A               N/A
Municipal Bond*

California
Tax-Free Income              $7,000           $1,000                $0               $0               $0                $0


Intermediate-Term           $16,000           $2,000           $16,000           $4,000           $1,000                $0
U.S. Government

Intermediate-Term            $5,000           $1,000           $10,000           $4,000           $9,000            $1,000
Bond

High-Yield                   $3,000               $0            $5,000           $2,000          $12,000            $2,000

Money Market                    N/A              N/A               N/A              N/A              N/A               N/A

Tax-Free Money                  N/A              N/A               N/A              N/A              N/A               N/A
Market

Advisor Class A shares of the Large-Cap Growth Fund were not offered until October 31, 2001. Advisor Class A shares of the Intermediate-Term Municipal Bond
Fund were not offered until March 7, 2003.







The following chart reflects the contingent deferred sales charges paid by Advisor Class A, Class B and Class C shareholders on redemptions during the fiscal years or periods ended December 31, 2003, December 31, 2002, and December
31, 2001:


Fund Name                                                          2003             2002              2001
---------                                                          ----             ----              ----
Large-Cap Value Fund                                             $4,000           $5,000            $2,000
Core Equity Fund                                                $27,000          $44,000           $43,000
Large-Cap Growth Fund(1)                                             $0               $0                $0
Multi-Cap Core Fund                                             $11,000          $21,000           $26,000
Small-Cap Value Fund (2)                                         $2,000           $4,000            $2,000
Growth Opportunities Fund                                       $20,000          $23,000           $30,000
Balanced Fund(2)                                                 $5,000           $7,000            $6,000
International Fund                                               $6,000           $3,000          $146,000
Municipal Bond Fund(2)                                          $12,000           $1,000           $40,000
Intermediate-Term Municipal Bond Fund(3)                             $0              N/A               N/A
California Tax-Free Income Fund(2)                                   $0          $23,000           $33,000
Intermediate-Term U.S. Government Fund(2)                            $0               $0                $0
Intermediate-Term Bond Fund(2)                                   $1,000           $2,000           $11,000
High-Yield Fund                                                      $0           $3,000            $2,000
Money Market Fund                                                   N/A              N/A               N/A
Tax-Free Money Market Fund                                          N/A              N/A               N/A

(1)Advisor Class A, Class B, and Class C shares were not offered until October
31, 2001. (2)Advisor Class C shares were not offered until October 1, 2003.
(3)Advisor Class A, Advisor Class B and Advisor Class C shares were not offered until March 7, 2003.



Administration and Fund Accounting Agreement. The Administration and Fund Accounting Agreement between each Fund and SAM is a service contract and not an investment advisory agreement (the "Agreement"). Under the Agreement, SAM will serve as each Fund's accounting agent and administrator, performing such functions as: calculate the net asset values for the Funds, maintain financial records, prepare the financial statements semiannually, make regulatory filings, and coordinate contractual relationships and communications between each Fund and its service providers. Under the Agreement, each Fund will pay SAM an administrative services fee of 0.05% of the average daily net assets up to the first $200,000,000 and 0.01% of its net assets thereafter, and an accounting fee of 0.04% of its average daily net assets up to the first $200,000,000 and 0.01% of its net assets thereafter.

The following table shows the fund accounting and administration fees paid by the following Funds to SAM during the fiscal year or period ended December 31, 2003, December 31, 2002 and December 31, 2001:



                                              Fiscal Year ended     Fiscal Year ended     Fiscal Year ended
Fund Name                                     December 31, 2003     December 31, 2002     December 31, 2001
Large-Cap Value Fund                                   $124,000              $140,000              $172,000
Core Equity Fund                                       $279,000              $313,000              $390,000
Large-Cap Growth Fund                                    $5,000                $4,000                $1,000
Multi-Cap Core Fund                                     $67,000               $71,000               $94,000
Small-Cap Value Fund                                    $41,000               $33,000               $27,000
Growth Opportunities Fund                              $233,000              $261,000              $285,000
Balanced Fund                                           $16,000               $16,000               $17,000
International Fund                                      $23,000               $20,000               $28,000
Municipal Bond Fund                                    $255,000              $252,000              $246,000
Intermediate-Term Municipal Bond Fund                   $15,000               $14,000               $14,000
California Tax-Free Income Fund                         $82,000               $85,000               $85,000
Intermediate-Term U.S. Government Fund                  $54,000               $47,000               $39,000
Intermediate-Term Bond Fund                             $10,000                $9,000                $8,000
High-Yield Fund                                         $37,000               $35,000               $54,000
Money Market Fund                                      $221,000              $203,000              $189,000
Tax-Free Money Market Fund                              $66,000               $68,000               $68,000

Custodian. State Street Bank, 225 Franklin Street, Boston, Massachusetts, 02110 is the custodian of the securities, cash and other assets of each Fund (except the International Fund) under an agreement with each Trust. JP Morgan Chase Bank, 1211 Avenue of the Americas, New York, New York, is the custodian of the securities, cash and other assets of the International Fund. JP Morgan Chase Bank., has entered into sub-custodian agreements with several foreign banks and clearing agencies, pursuant to which portfolio securities purchased outside the United States are maintained in the custody of these entities.


Independent Auditor. Ernst & Young LLP, 999 Third Avenue, Suite 3500, Seattle, Washington 98104 is the independent auditor of each Fund's financial statements.

Transfer Agent. Safeco Services Corporation, 4854 154th PL NE, Redmond, Washington 98052 is the transfer, dividend and distribution disbursement and shareholder servicing agent for the Advisor Class A, Class B, Class C, Institutional Class and Investor Class shares of each Fund under an agreement with each Trust. Safeco Services provides, or through subcontracts makes provision for, all required transfer agent activity, including maintenance of records of each Fund's Advisor Class A, Class B, Class C, Institutional Class and Investor Class shareholders, records of transactions involving each Fund's Advisor Class A, Class B, Class C, Institutional Class and Investor Class shares, and the compilation, distribution, or reinvestment of income dividends and capital gain distributions.

Safeco Services is paid a fee for these services equal to $28.00 per Stock Fund shareholder account, $32.00 per Bond Fund, Tax-Exempt Bond Fund and Intermediate-Term Bond Fund shareholder account, and $34.00 per Money Market Fund shareholder account.

The following table shows the transfer agent fees paid by the following Funds to Safeco Services during the fiscal years ended December 31, 2003, December 31, 2002, and December 31, 2001:


                                                      Fiscal Year Ended         Fiscal Year Ended    Fiscal Year or Period Ended
Fund Name                                             December 31, 2003         December 31, 2002              December 31, 2001
---------                                             -----------------         -----------------              -----------------


Large-Cap Value Fund                                           $347,000                  $373,000                       $426,000
Core Equity Fund                                             $2,247,000                $2,373,000                     $2,851,000
Large-Cap Growth Fund*                                           $5,000                    $2,000                            N/A
Multi-Cap Core Fund                                            $239,000                  $253,000                       $305,000
Small-Cap Value Fund                                           $183,000                  $120,000                        $89,000
Growth Opportunities Fund                                    $1,715,000                $1,861,000                     $1,969,000
Balanced Fund                                                   $52,000                   $52,000                        $54,000
International Fund                                             $118,000                   $86,000                        $97,000
Municipal Bond Fund                                            $311,000                  $303,000                       $286,000
Intermediate-Term Municipal Bond Fund                           $10,000                    $9,000                         $9,000
California Tax- Free Income Fund                                $64,000                   $69,000                        $73,000
Intermediate-Term U.S. Government Fund                          $90,000                   $72,000                        $67,000
Intermediate-Term Bond Fund                                     $27,000                   $21,000                        $18,000
High-Yield Fund                                                $111,000                  $115,000                       $133,000
Money Market Fund                                              $336,000                  $467,000                       $629,000
Tax-Free Money Market Fund                                      $38,000                   $42,000                        $47,000


*Inception date of the Fund was October 31, 2001.

BROKERAGE PRACTICES

Brokers typically charge commissions or mark-ups/mark-downs to effect securities transactions. The Funds may also purchase securities from underwriters, the price of which will include a commission or concession paid by the issuer to the underwriter. The purchase price of securities purchased from dealers serving as market makers will include the spread between the bid and asked prices. Brokerage transactions involving securities of companies domiciled in countries other than the United States will normally be conducted on the principal stock exchange of those countries. In most international markets, commission rates are not negotiable and may be higher than the negotiated commission rates available in the United States. There is generally less government supervision and regulation of foreign stock exchanges and broker-dealers than in the United States.

SAM determines the broker-dealers through whom securities transactions for the Funds are executed. SAM may select a broker-dealer who may receive a commission for portfolio transactions exceeding the amount another broker-dealer would have charged for the same transaction if SAM determines that such amount of commission is reasonable in relation to the value of the brokerage and research services performed or provided by the broker-dealer, viewed in terms of either that particular transaction or SAM's overall responsibilities to the client for whose account such portfolio transaction is executed and other accounts advised by SAM. Research services include market information, analysis of specific issues, presentation of special situations and trading opportunities on a timely basis, advice concerning industries, economic factors and trends, portfolio strategy and performance of accounts. Research services come in the form of written reports, telephone conversations between brokerage security analysts and members of SAM's staff, and personal visits by such analysts and brokerage strategists and economists to SAM's office.

Research services are used in advising all accounts, including accounts advised by related persons of SAM, and not all such services are necessarily used by SAM in connection with the specific account that paid commissions to the broker-dealer providing such services. SAM does not acquire research services through the generation of credits with respect to principal transactions or transactions in financial futures.

The overall reasonableness of broker commissions paid is evaluated periodically. Such evaluation includes a review of what competing broker-dealers are willing to charge for similar types of services and what discounts are being granted by brokerage firms. The evaluation also considers the timeliness and accuracy of the research received.

The following table states the total amount of brokerage expenses for the following Funds for the fiscal years or periods ended December 31, 2003, December 31, 2002 and December 31, 2001:


                                                      Fiscal Year Ended         Fiscal Year Ended   Fiscal Year or Period Ended
Fund Name                                             December 31, 2003         December 31, 2002             December 31, 2001
---------                                             -----------------         -----------------             -----------------
Large-Cap Value Fund                                           $160,000                  $105,000                      $285,000
Core Equity Fund                                               $620,000                $1,448,000                      $983,000
Large-Cap Growth Fund*                                           $7,000                    $4,000                        $3,000
Multi-Cap Core Fund                                             $96,000                   $75,000                       $98,000
Small-Cap Value Fund                                           $119,000                  $111,000                      $119,000
Growth Opportunities Fund                                    $1,285,000                $1,508,000                      $834,000
Balanced Fund                                                    $8,000                   $12,000                       $11,000
International Fund                                              $25,000                   $10,000                      $142,000



*Inception date of the Large-Cap Growth Fund is October 31, 2001.

TAX INFORMATION

GENERAL

Each Fund is treated as a separate corporation for federal income tax purposes and intends to continue to qualify for treatment as a "regulated investment company" (RIC) under Subchapter M of the Internal Revenue Code of 1986, as amended ("Code"). To qualify for that treatment, a Fund (1) must distribute to its shareholders for each taxable year at least 90% of the sum of its investment company taxable income (consisting generally of taxable net investment income, the excess of net short-term capital gain over net long-term capital loss, and net gains from certain foreign currency transactions, all determined without regard to any deduction for dividends paid) plus its net income excludable from gross income under section 103(a) of the Code ("Distribution Requirement"), (2) must derive at least 90% of its gross income each taxable year from dividends, interest, payments with respect to securities loans, and gains from the sale or other disposition of securities or foreign currencies, or other income (including gains from options, futures, or forward contracts) derived with respect to its business of investing in securities or those currencies ("Income Requirement"), and (3) must satisfy certain diversification requirements. Each Fund intends to satisfy all such requirements, including making sufficient distributions to shareholders to relieve it from liability for federal income tax and the federal excise tax described below.

If a Fund failed to qualify for treatment as a RIC for any taxable year, (1) it would be taxed at corporate rates on its taxable income for that year (even if it distributed that income to its shareholders) and (2) the shareholders would treat all those distributions, including distributions of net capital gain (the excess of net long-term capital gain over net short-term capital loss) and distributions that otherwise would be "exempt-interest dividends," described below, as dividends (that is ordinary income, except for the part of those dividends that is "qualified dividend income" (described below)) to the extent of the Fund's earnings and profits. In addition, the Fund could be required to recognize unrealized gains, pay substantial taxes and interest, and make substantial distributions before requalifying for RIC treatment.

All or part of the dividends paid by each tax-exempt bond Fund and the Tax-Free Money Market Fund (collectively "Tax-Exempt Funds") will qualify as "exempt-interest dividends," and thus will be excludable from its shareholders' gross income for federal income tax purposes, if the Fund satisfies the requirement that, at the close of each quarter of its taxable year, at least 50% of the value of its total assets consists of securities the interest on which is excludable from gross income under section 103(a); each tax-exempt Fund intends to continue to satisfy this requirement. The aggregate dividends excludable from a Tax-Exempt Bond Fund's shareholders' gross income may not exceed its net tax-exempt income. Shareholders' treatment of dividends from a Tax-Exempt Bond Fund under state and local income tax laws may differ from the treatment thereof under the Code. Investors should consult their tax advisors concerning this matter.

Pursuant to the Jobs and Growth Tax Relief Reconciliation Act of 2003 ("2003 Act"), a Fund's dividends attributable to "qualified dividend income" (i.e., dividends received on stock of U.S. and certain foreign corporations with respect to which the Fund satisfies certain holding period, debt-financing, and other restrictions) generally will be taxed at the 15% maximum federal income rate applicable to net capital gain (see below) for individual shareholders who satisfy those restrictions with respect to the shares on which the Fund dividends were paid. A portion of the dividends paid by each Fund that is a series of the Common Stock Trust - not exceeding the aggregate dividends it receives from domestic corporations only - also may be eligible for the dividends-received deduction allowed to corporations, subject to similar holding period, debt-financing, and other restrictions. However, dividends a corporate shareholder deducts pursuant to the dividends-received deduction are subject indirectly to the federal alternative minimum tax.

A Fund's distributions are subject to a 15% maximum federal income tax rate for individual shareholders (as a result of enactment of the 2003 Act) to the extent the distributions are attributable to net capital gain the Fund recognizes on sales or exchanges of capital assets through its last taxable year beginning before January 1, 2009. Moreover, any capital gain an individual shareholder recognizes on a redemption or exchange through December 31, 2008, of his or her Fund shares that have been held for more than one year will qualify for that 15% maximum rate. The 2003 Act did not change the tax rate on short-term capital gains, which will continue to be taxed at the ordinary income rate.

A Fund will be subject to a 4% nondeductible federal excise tax ("Excise Tax") on certain amounts not distributed on a timely basis in accordance with annual minimum distribution requirements. The Funds intend to seek to avoid the Excise Tax liability by satisfying distribution requirements.

If shares of a Fund are sold at a loss after being held for six months or less, the loss will be disallowed to the extent of exempt-interest dividends received on those shares and any part of the loss that is not disallowed will be treated as long-term, instead of short-term, capital loss to the extent of any capital gain distributions received on those shares. Investors also should be aware that if shares are purchased shortly before the record date for any distribution (other than an exempt-interest dividend), the shareholder will pay full price for the shares and receive some portion of the purchase price back as a taxable dividend or capital gain distribution.

Each Fund is required to withhold 28% of all taxable dividends, capital gain distributions, and redemption proceeds otherwise payable to individuals and certain other noncorporate shareholders who do not furnish the Fund with a correct taxpayer identification number. Withholding at that rate also is required from taxable dividends and those distributions otherwise payable to such shareholders who otherwise are subject to backup withholding.


SPECIAL TAX CONSIDERATIONS - INVESTMENT IN DERIVATIVES OR "HEDGING"

Purchasing and writing (selling) options and futures, and (in the case of the International Fund) entering into forward contracts, involve complex rules that will determine for income tax purposes the amount, character, and timing of recognition of the gains and losses a Fund realizes in connection therewith. Gain from the disposition of foreign currencies (except certain gains that may be excluded by future regulations), and gains from options, futures, and (in the case of the International Fund) forward contracts a Fund derives with respect to its business of investing in securities or foreign currencies, will be treated as qualifying income under the Income Requirement.

When a covered call option written (sold) by a Fund expires, the Fund realizes a short-term capital gain equal to the amount of the premium it received for writing the option. When a Fund terminates its obligations under such an option by entering into a closing transaction, it realizes a short-term capital gain (or loss), depending on whether the cost of the closing transaction is less (or more) than the premium it received when it wrote the option. When a covered call option written by a Fund is exercised, the Fund is treated as having sold the underlying security, producing long-term or short-term capital gain or loss, depending on the holding period of the underlying security and whether the sum of the option price received on the exercise plus the premium received when it wrote the option is more or less than the basis of the underlying security.

If a Fund has an "appreciated financial position" generally an interest (including an interest through an option, short sale or, in the case of the International Fund, a forward contract) with respect to any stock, debt instrument (other than "straight debt"), or partnership interest, the fair market value of which exceeds its adjusted basis, and enters into a "constructive sale" of the position,, the Fund will be treated as having made an actual sale thereof, with the result that it will recognize gain at that time. A constructive sale generally consists of a short sale, an offsetting notional principal contract, or a futures or forward contract a Fund or a related person enters into with respect to the same or substantially identical property. In addition, if the appreciated financial position is itself a short sale or such a contract, acquisition of the underlying property or substantially identical property will be deemed a constructive sale. The foregoing will not apply, however, to any transaction of a Fund during any taxable year that otherwise would be treated as a constructive sale if the transaction is closed within 30 days after the end of that year and the Fund holds the appreciated financial position unhedged for 60 days after that closing (i.e., at no time during that 60-day period is the Fund's risk of loss regarding that position reduced by reason of certain specified transactions with respect to substantially identical or related property, such as having an option to sell, being contractually obligated to sell, making a short sale, or granting an option to buy substantially identical stock or securities).

Some futures contracts (other than "securities futures contracts," as defined in the Code), foreign currency contracts, and "nonequity" options (i.e., certain listed options, such as those on a "broad-based" securities index) in which a Fund may invest may be subject to section 1256 of the Code (collectively "section 1256 contracts"). Any section 1256 contracts a Fund holds at the end of its taxable year, other than contracts with respect to which it has made a "mixed straddle" election, must be "marked-to-market" (that is, treated as having been sold at that time for their fair market value) for federal income tax purposes, with the result that unrealized gains or losses will be treated as though they were realized. Sixty percent of any net gain or loss recognized on these deemed sales, and 60% of any net realized gain or loss from any actual sales of section 1256 contracts, will be treated as long-term capital gain or loss, and the balance will be treated as short-term capital gain or loss.
Section 1256 contracts also may be marked-to-market for purposes of the Excise Tax. These rules may operate to increase the amount that a Fund must distribute to satisfy the Distribution Requirement, which will be taxable to its shareholders as ordinary income, and to increase the net capital gain it recognizes, without in either case increasing the cash available to it. The Funds may elect to exclude certain transactions from the operation of section 1256, although doing so may have the effect of increasing the relative proportion of net short-term capital gain (taxable as ordinary income) and thus increasing the amount of dividends that a Fund must distribute to meet the Distribution Requirement and avoid imposition of the Excise Tax.

Code section 1092 (dealing with straddles) also may affect the taxation of certain hedging instruments in which the Funds may invest. That section defines a "straddle" as offsetting positions with respect to actively traded personal property; for these purposes, options, futures, and forward currency contracts are personal property. Under that section, any loss from the disposition of a position in a straddle generally may be deducted only to the extent the loss exceeds the unrealized gain on the offsetting position(s) of the straddle. In addition, these rules may postpone the recognition of loss that otherwise would be recognized under the mark-to-market rules discussed above. The regulations under section 1092 also provide certain "wash sale" rules, which apply to transactions where a position is sold at a loss and a new offsetting position is acquired within a prescribed period, and "short sale" rules applicable to straddles. If a Fund makes certain elections, the amount, character, and timing of recognition of gains and losses from the affected straddle positions would be determined under rules that vary according to the elections made. Because only a few of the regulations implementing the straddle rules have been promulgated, the tax consequences to the Funds of straddle transactions are not entirely clear.

SPECIAL TAX CONSIDERATIONS - INVESTMENT IN FOREIGN SECURITIES

The International Fund and any other Fund that invests in foreign securities may be required to pay income, withholding, or other taxes to a foreign government ("foreign taxes"). Those taxes will reduce the Fund's distributions. Foreign tax withholding from dividends and interest (if any) is typically set at 10% or 15% if there is a treaty with the foreign government that addresses this issue. If no such treaty exists, the foreign tax withholding generally will be higher, often significantly so.

If more than 50% of the value of its total assets at the close of any taxable year consists of securities of foreign corporations, the International Fund intends to make an election that will allow its shareholders to claim a credit or deduction on their tax returns for their shares of foreign taxes the Fund paid. Pursuant to this election, the Fund would treat foreign taxes as dividends paid to its shareholders and each shareholder (1) would be required to include in gross income, and treat as paid by the shareholder, the shareholder's proportionate share of those taxes, (2) would be required to treat that share of those taxes and of any dividend the Fund paid that represents income from foreign sources as the shareholder's own income from those sources, and (3) could either use the foregoing information in calculating the foreign tax credit against the shareholder's federal income tax or, alternatively, deduct the foreign taxes deemed paid by the shareholder in computing taxable income. If the Fund makes this election, it will report to its shareholders shortly after each taxable year their respective shares of the foreign taxes it paid and its income from sources within foreign countries. Individuals who have no more than $300 ($600 for married persons filing jointly) of creditable foreign taxes included on Forms 1099 and all of whose foreign source income is "qualified passive income" may elect each year to be exempt from the extremely complicated foreign tax credit limitation and will be able to claim a foreign tax credit without having to file the detailed Form 1116 that otherwise is required.

Gains or losses resulting from exchange rate fluctuations between the time a Fund accrues interest or other receivables, or accrues expenses or other liabilities, denominated in a foreign currency and the time the Fund actually collects the receivables or pays the liabilities are treated as ordinary income or loss. Similarly, gains or losses on forward contracts or from dispositions of debt securities denominated in a foreign currency attributable to fluctuations in the value of the foreign currency between the dates of acquisition and disposition of the security also are treated as ordinary gain or loss. These gains increase or decrease the amount of a Fund's investment company taxable income available to be distributed to its shareholders as ordinary income, rather than increasing or decreasing the amount of its net capital gain. If a Fund's distributions exceed its taxable income in any year because of currency-related losses or otherwise, all or a portion of its dividends may be treated as a return of capital to its shareholders for tax purposes. To minimize the risk of a return of capital, a Fund may adjust its dividends to take currency fluctuations into account, causing the dividends to vary. Any return of capital will reduce the cost basis of a shareholder's shares, resulting in a higher capital gain or lower capital loss when the shareholder sells the shares. Although the International Fund and each other Fund that holds foreign securities values its assets daily in terms of U.S. dollars, none of those Funds intends to convert its holdings of foreign currencies to U.S. dollars on a daily basis.

PFICs. Certain Funds may invest in the stock of PFICs. A PFIC is a foreign corporation -- other than a "controlled foreign corporation" (i.e., a foreign corporation in which, on any day during its taxable year, more than 50% of the total voting power of all voting stock therein or the total value of all stock therein is owned, directly, indirectly, or constructively, by "U.S. shareholders," defined as U.S. persons that individually own, directly, indirectly, or constructively, at least 10% of that voting power) as to which a Fund is a U.S. shareholder - that, in general, meets either of the following tests: (l) at least 75% of its gross income for the taxable year is passive or
(2) an average of at least 50% of its assets produce, or are held for the production of, passive income. Under certain circumstances, if a Fund holds stock of a PFIC, it will be subject to federal income tax on a portion of any "excess distribution" received on the stock or of any gain on disposition of the stock (collectively "PFIC income"), plus interest thereon, even if the Fund distributes the PFIC income as a taxable dividend to its shareholders. The balance of the PFIC income will be included in the Fund's investment company taxable income and, accordingly, will not be taxable to it to the extent it distributes that income to its shareholders. A Fund's distributions thereof will not be eligible for the 15% maximum federal income tax rate on "qualified dividend income" described above.

If a Fund invests in a PFIC and elects to treat the PFIC as a "qualified electing fund" (QEF), then in lieu of the foregoing tax and interest obligation, the Fund would be required to include in income each year its pro rata share of the QEF's annual ordinary earnings and net capital gain - which the Fund probably would have to distribute to satisfy the Distribution Requirement and avoid imposition of the Excise Tax -- even if the Fund did not receive those earnings and gain from the QEF. In most instances it will be very difficult, if not impossible, to make this election because some of the information required to make the election may not be easily obtainable.

Each Fund may elect to "mark to market" its stock in any PFIC. "Marking-to-market," in this context, means including in ordinary income each taxable year the excess, if any, of the fair market value of the stock over a Fund's adjusted basis therein as of the end of that year. Pursuant to the election, a Fund also may deduct (as an ordinary, not capital, loss) the excess if any, of its adjusted basis in PFIC stock over the fair market value thereof as of the taxable year-end, but only to the extent of any net mark-to-market gains with respect to that stock the Fund included in income for prior taxable years under the election (and under regulations proposed in 1992 that provided a similar election with respect to the stock of certain PFICs). A Fund's adjusted basis in each PFIC's stock subject to the election would be adjusted to reflect the amounts of income included and deductions taken thereunder.

SPECIAL TAX CONSIDERATIONS - TAXABLE BOND FUNDS

The Intermediate-Term U.S. Government, Intermediate-Term Bond, and High-Yield Funds (each a "taxable bond Fund") may acquire zero coupon or other securities issued with original issue discount ("OID") and/or Treasury inflation-indexed securities (initially known as Treasury inflation-protection securities) (TIIS), on which principal is adjusted based on changes in the Consumer Price Index. As a holder of such securities, each taxable bond Fund must take into account the portion of the OID that accrues on the securities, and the amount of any principal increases on TIIS, during the taxable year, even if it receives no corresponding payment on them during the year. Similarly, each taxable bond Fund must include in its gross income securities it receives as "interest" on payment-in-kind securities. Because each taxable bond Fund annually must distribute substantially all of its investment company taxable income, including any accrued OID and other non-cash income, to satisfy the Distribution Requirement and avoid imposition of the Excise Tax, it may be required in a particular year to distribute as a dividend an amount that is greater than the total amount of cash it actually receives. Those distributions will be made from a taxable bond Fund's cash assets or from the proceeds of sales of portfolio securities, if necessary. A Fund may realize capital gains or losses from those sales, which would increase or decrease its investment company taxable income and/or net capital gain.

SPECIAL TAX CONSIDERATIONS - TAX-EXEMPT BOND FUNDS

Interest on indebtedness incurred or continued by a shareholder to purchase or carry shares of a Tax-Exempt Bond Fund generally is not deductible. In addition, entities or persons who are "substantial users" (or related persons) of facilities financed by private activity bonds should consult their tax advisors before purchasing shares of any tax-exempt bond Fund because, for users of certain of these facilities, the interest on those bonds is not exempt from federal income tax. For these purposes, "substantial user" is defined to include a "non-exempt person" who regularly uses in a trade or business a part of a facility financed from the proceeds of most "private activity" bonds.


Each Tax-Exempt Bond Fund may invest in municipal bonds that are purchased, generally not on their original issue ("municipal market discount bonds")with "market discount." For these purposes, market discount is the amount by which a bond's purchase price is exceeded by its stated redemption price at maturity or, in the case of a bond that was issued with OID, the sum of its issue price plus accrued OID. Market discount less than the product of (1) 0.25% of the redemption price at maturity times and (2) the number of complete years to maturity after the taxpayer acquired the bond is disregarded. Market discount generally is accrued ratably, on a daily basis, over the period from the acquisition date to the date of maturity. Gain on the disposition of such a bond (other than a bond with a fixed maturity date within one year from its issuance) generally is treated as ordinary (taxable) income, rather than capital gain, to the extent of the bond's accrued market discount at the time of disposition. In lieu of treating the disposition gain as described above, a tax-exempt bond Fund may elect to include market discount in its gross income currently, for each taxable year to which it is attributable.

In the future, proposals may be introduced before Congress for the purpose of restricting or even eliminating the federal income tax exemption for interest on all or certain types of municipal obligations. If such a proposal were enacted, the availability of municipal obligations for investment by each Tax-Exempt Bond Fund and the value of its portfolio would be affected. In that event, each Tax-Exempt Bond Fund would review its investment objective and policies.

CALIFORNIA STATE AND LOCAL TAX MATTERS

If the California Tax-Free Income Fund maintains at least 50% of the value of its assets in obligations the interest on which is exempt from California personal income tax, individual shareholders of the Fund who are subject to California personal income tax will not be required to include in their California gross income that portion of their dividends which the Fund clearly and accurately identifies as directly attributable to interest earned on obligations, the interest on which is exempt from California personal income tax. Distributions to such individual shareholders derived from interest on municipal obligations issued by governmental authorities in states other than California, net short-term capital gains and other taxable income will be taxed as dividends for purposes of California personal income taxation. Distributions to individual shareholders who are subject to California personal income tax that derive from interest, dividends, net short-term capital gains and other ordinary income by a Fund that does not maintain at least 50% of the value of its assets in obligations the interest on which is exempt from California personal income tax will be taxed in their entirety as dividends for purposes of California personal income taxation. Each Fund's distributions of net capital gain for federal income tax purposes will be taxed as long-term capital gains to individual shareholders of the Fund for purposes of California personal income taxation. Gain or loss, if any, resulting from an exchange or redemption of shares will be recognized in the year of the exchange or redemption. Present California law taxes both long-term and short-term capital gains at the rates applicable to ordinary income. Interest on indebtedness incurred or continued by a shareholder in connection with the purchase of shares of the California Tax-Free Income Fund generally will not be deductible for California personal income tax purposes. California has an alternative minimum tax similar to the federal alternative minimum tax. However, the California alternative minimum tax does not include interest from private activity bonds as an item of tax preference.

Generally corporate shareholders of a Fund subject to the California franchise tax will be required to include any gain on an exchange or redemption of shares and all distributions of exempt-interest, capital gains and other taxable income, if any, as income subject to such tax.

A Fund will not be subject to California franchise or corporate income tax on interest income or net capital gain it distributes to its shareholders.

Shares of a Fund will be exempt from local property taxes in California.

The foregoing is a general, abbreviated summary of certain provisions of the California Revenue and Taxation Code presently in effect as it directly governs the taxation of shareholders of a Fund. These provisions are subject to change by legislative or administrative action, and any such change may be retroactive with respect to Fund transactions. Shareholders are advised to consult with their tax advisors for more detailed information concerning California tax matters.

SIGNIFICANT PORTFOLIO TURNOVER


During 2003, the High-Yield Fund experienced higher than normal sales and redemptions of Fund shares and, in addition, increased the number of holdings of the Fund, both of which increased purchases and sales of underlying portfolio securities.


During 2002, the High-Yield Fund experienced higher than normal sales and redemptions of Fund shares causing increased purchases and sales of underlying portfolio securities.

CAPITAL LOSS CARRYFORWARDS


At December 31, 2003, these Funds had the following amounts of accumulated net realized losses on investment transactions that represented capital loss carryforwards for Federal income tax purposes, which expire as follows:

                                                  Amount (in thousands)        Expiration Dates

  Large-Cap Value Fund                                              5,802              2008-2011
  Core Equity Fund                                                 65,574              2009-2011
  Large-Cap Growth Fund                                               774              2010-2011
  Multi-Cap Core Fund                                              12,689              2008-2011
  Small-Cap Value Fund                                              5,088              2007-2009
  Growth Opportunities Fund                                       149,762              2007-2011
  Balanced Fund                                                     1,101              2008-2011
  International Fund                                                6,921              2009-2011
  Intermediate-Term U.S. Government Fund                            1,398              2007-2008
  Intermediate-Term Bond Fund                                         237              2007-2010
  High-Yield Fund                                                  26,626              2004-2011



RETIREMENT PLANS

Shares of any Fund (other than a tax-exempt bond Fund and the Tax-Free Money Market Fund) may be purchased as the underlying investment for an Individual Retirement Account (IRA) meeting the requirements of sections 408(a) or 408A of the Code, as well as for qualified retirement plans described in Code section 401 and custodial accounts complying with Code section 403(b)(7). (A Coverdell Education Savings Account (formerly known as an "Education IRA"), which provides a vehicle for saving for a child's education and thus is not technically for retirement savings, also may invest in shares of those Funds.) Different tax treatment, including penalties on certain excess contributions and deferrals, pre-retirement and post-retirement distributions, and prohibited transactions applies to accounts that maintain a qualified tax status. Shareholders should consult their tax advisers for more information.

WITHHOLDING. Eligible rollover distributions from qualified retirement plans and 403(b)(7) accounts are subject to mandatory income tax withholding at a rate of 20% unless the distribution is directly rolled over to an "eligible retirement plan" or to an IRA. Distributions that do not qualify as eligible rollover distributions and distributions from IRAs are generally subject to income tax withholding at a rate of 10%, unless the participant holder elects to waive or increase the withholding. If it is reasonable to believe that a distribution is non-taxable, such as certain distributions from Roth IRAs, the distribution is exempt from withholding. Withholding is not required for distributions from a Coverdell Education Savings Account.

FINANCIAL STATEMENTS


The following financial statements of each Trust and the report thereon of Ernst &Young LLP, independent auditor, are included in each respective Trust's 2003 annual report (filed electronically for each Trust on or about February 27, 2004, file numbers 811-03347, 811-06667, 811-06167, 811-05574, and 811-07300),
and are incorporated herein by reference.


Portfolio of Investments as of December 31, 2003 Statement of Assets and Liabilities as of December 31, 2003 Statement of Operations for the Year Ended December 31, 2003 Statements of Changes in Net Assets for the Year Ended December 31, 2003
 and December 31, 2002
Notes to Financial Statements


Copies of each Trust's annual report for shares of the Advisor Class A, Advisor Class B, and Advisor Class C and the Investor Class, accompany this SAI. Additional copies may be obtained by writing to the address on the first page of this SAI or by calling Safeco Services. To request information on Advisor Class A, Advisor Class B and Advisor Class C shares, call nationwide at l-800-528-6501. To request information on Investor Class shares and Institutional Class shares, call nationwide at 1-800-624-5711.

                                   APPENDIX A

DESCRIPTION OF RATINGS


Ratings by Moody's, S&P, and Fitch represent opinions of those organizations as to the investment quality of the rated obligations. Investors should realize these ratings do not constitute a guarantee that the principal and interest payable under these obligations will be paid when due.


COMMERCIAL PAPER AND PREFERRED STOCK RATINGS

COMMERCIAL PAPER RATINGS

MOODY'S

Moody's short-term debt ratings are opinions of the ability of issuers to repay punctually senior debt obligations with an original maturity not exceeding one year.

Prime-1 -- Issuers (or supporting institutions) rated Prime-1 (P-1) have a superior ability for repayment of senior short-term debt obligations. P-1 repayment ability will often be evidenced by many of the following characteristics:

     o Leading market positions in well-established industries.

     o High rates of return on funds employed.

     o Conservative capitalization structure with moderate reliance on debt and ample asset protection.

     o Broad margins in earnings coverage of fixed financial charges and high internal cash generation.

     o Well-established access to a range of financial markets and assured sources of alternate liquidity.

Prime-2 -- Issuers (or supporting institutions) rated Prime-2 (P-2) have a strong ability for repayment of senior short-term debt obligations. This will normally be evidenced by many of the characteristics cited above, but to a lesser degree. Earnings trends and coverage ratios, while sound, may be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

S&P
An S&P commercial paper rating is a current assessment of the likelihood of timely payment of debt having an original maturity of no more than 365 days.

A-1 -- A short-term obligation rated `A-1' is rated in the highest category by Standard & Poor's. The obligor's capacity to meet its financial commitment on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor's capacity to meet its financial commitment on these obligations is extremely strong.

A-2 -- A short-term obligation rated `A-2' is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor's capacity to meet its financial commitment on the obligation is satisfactory.

PREFERRED STOCK RATINGS

Generally, a preferred stock rating is an assessment of the capacity and willingness of an issuer to pay preferred stock dividends. A preferred stock rating differs from a bond rating since it is assigned to an equity issue which is different from, and subordinate to, a debt issue.

MOODY'S

aaa - An issue which is rated "aaa" is considered to be a top-quality preferred stock. This rating indicates good asset protection and the least risk of dividend impairment within the universe of preferred stocks.

aa - An issue which is rated "aa" is considered a high-grade preferred stock. This rating indicates that there is a reasonable assurance the earnings and asset protection will remain relatively well-maintained in the foreseeable future.

a - An issue which is rated "a" is considered to be an upper-medium grade preferred stock. While risks are judged to be somewhat greater than in the "aaa" and "aa" classification, earnings and asset protection are, nevertheless, expected to be maintained at adequate levels.

baa - An issue which is rated "baa" is considered to be an upper-medium grade preferred stock, neither highly protected nor poorly secured. Earnings and asset protection appear adequate at present but may be questionable over any great length of time.

ba - An issue which is rated "ba" is considered to have speculative elements and its future cannot be considered well assured. Earnings and asset protection may be very moderate and not well safeguarded during adverse periods. Uncertainty of position characterizes preferred stocks in this class.

b - An issue which is rated "b" generally lacks the characteristics of a desirable investment. Assurance of dividend payments and maintenance of other terms of the issue over any long period of time may be small.

caa - An issue which is rated "caa" is likely to be in arrears on dividend payments. This rating designation does not purport to indicate the future status of payments.

ca - An issue which is rated "ca" is speculative in a high degree and is likely to be in arrears on dividends with little likelihood of eventual payments.

c - This is the lowest rated class of preferred or preference stock. Issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

NOTE: Moody's applies numerical modifiers 1, 2, and 3 in each generic rating classification from aa through b. The modifier 1 indicates that the security ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range raking, and the modifier 3 indicates that an issue ranks in the lower end of its generic rating category.

S&P
Please see rating definitions for S&P under "Bond Ratings."

BOND RATINGS

MOODY'S
Investment Grade:

Aaa - Bonds which are rated "Aaa" are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edged." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa - Bonds which are rated "Aa" are judged to be of high quality by all standards. Together with the "Aaa" group they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in "Aaa" securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in "Aaa" securities.

A - Bonds which are rated "A" possess many favorable investment attributes and are to be considered upper medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

Baa - Bonds which are rated "Baa" are considered medium-grade obligations (i.e., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Below Investment Grade:

Ba - Bonds which are rated "Ba" are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds of this class.

B - Bonds which are rated "B" generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa - Bonds which are rated "Caa" are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

Ca - Bonds which are rated "Ca" represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

C - Bonds which are rated "C" are the lowest-rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

NOTE: Moody's applies numerical modifiers 1, 2, and 3 in each generic rating classification from Aa through Caa. The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range raking, and the modifier 3 indicates a ranking in the lower end of that generic rating category.

S&P
Investment Grade:

AAA - An obligation rated "AAA" has the highest rating assigned by Standard & Poor's. The obligor's capacity to meet its financial commitment on the obligation is extremely strong.

AA - An obligation rated "AA" differs from the highest rated obligations only in small degree. The obligor's capacity to meet its financial commitment on the obligation is very strong.

A - An obligation rated "A" is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rated categories. However, the obligor's capacity to meet its financial commitment on the obligation is still strong.

BBB - An obligation rated "BBB" exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

Below Investment Grade :

BB, B, CCC - Obligations rated "BB", "B", "CCC", "CC", and "C" are regarded as having significant speculative characteristics. "BB" indicates the least degree of speculation and "C" the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

CC - An obligation rated "CC" is currently highly vulnerable to nonpayment.

C - A subordinated debt or preferred stock obligation rated "C" is CURRENTLY HIGHLY VULNERABLE to nonpayment. The "C" rating may be used to cover a situation where a bankruptcy petition has been filed or similar action taken, but payments on this obligation are being continued. A "C" also will be assigned to a preferred stock issue in arrears on dividends or sinking fund payments, but that is currently paying.

D - An obligation rated "D" is in payment default. The "D" rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor's believes that such payments will be made during such grace period. The "D" rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

N.R. - This indicates that no rating has been requested, that there is insufficient information on which to base a rating, or that S&P does not rate a particular type of obligation as a matter of policy. PLUS (+) OR MINUS (-): To provide more detailed indications of quality, ratings from "AA" to "CCC" may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

FITCH
Investment Grade:

AAA - "AAA" ratings denote the lowest expectation of credit risk. They are assigned only in case of exceptionally strong capacity for timely payment of financial commitments.

AA - "AA" ratings denote a very low expectation of credit risk. They indicate very strong capacity for timely payment of financial commitments.

A - "A" ratings denote a low expectation of credit risk. The capacity for timely payment of financial commitments is considered strong. This capacity may, however, be more vulnerable to changes in circumstances or in economic conditions than is the case for higher ratings.

BBB - "BBB" ratings indicate that there is currently a low expectation of credit risk. The capacity for timely payment of financial commitments is considered adequate, but adverse changes in circumstances and in economic conditions are more likely to impair this capacity. This is the lowest investment-grade category.

Below Investment Grade:

BB, B, CCC, CC, C - Debt rated "BB", "B", "CCC", "CC" and "C" is regarded as having speculative characteristics and a possibility of credit risk, ranging from a possibility of credit risk at "BB", to a significant credit risk at "B", to a high default risk at "CCC," "CC" and "C."

PLUS (+) OR MINUS (-): The ratings may be modified from "AA" to "CCC" by the addition of a plus or minus sign to show relative standing within the major rating categories.

MUNICIPAL NOTES AND OTHER SHORT-TERM OBLIGATION RATINGS

MOODY'S
Moody's rates municipal notes and other short-term obligations using Moody's Investment Grade (MIG).

MIG-1 - This designation denotes best quality. There is present strong protection by established cash flows, superior liquidity support or demonstrated broad-based access to the market for refinancing.

MIG-2 - This designation denotes high quality. Margins of protection are ample although not so large as in the preceding group.

MIG-3 - This designation denotes favorable quality. All security elements are accounted for but there is lacking the undeniable strength of the preceding grades. Liquidity and cash flow protection may be narrow and market access for refinancing is likely to be less well established.

S&P
Ratings for municipal notes and other short-term obligations are designated by S&P's note rating. S&P's note rating reflects the liquidity concerns and market-access risk unique to notes. Notes due in three years or less will likely receive a note rating.

SP-1 - Strong capacity to pay principal and interest. Issues determined to possess very strong characteristics are given a plus (+) designation.

SP-2 - Satisfactory capacity to pay principal and interest, with some vulnerability to adverse financial and economic changes over the term of the notes.


FITCH

F1 - Indicates the best capacity for timely payment of financial commitments.

F2 - A satisfactory capacity for timely payment of financial commitments, but the margin of safety is not as great as in the case of the higher ratings.

F3 - The capacity for timely payment of financial commitments is adequate; however, near-term adverse changes could result in a reduction to non-investment grade.

B - Minimal capacity for timely payment of financial commitments, plus vulnerability to near-term adverse changes in financial and economic conditions.

                                   APPENDIX B


                            SAFECO MUTUAL FUND TRUSTS
                      PROXY VOTING POLICIES AND PROCEDURES

         Safeco Common Stock Trust, Safeco Managed Bond Trust, Safeco Taxable Bond Trust, Safeco Tax-Exempt Bond Trust, Safeco Money Market Trust and Safeco Resource Series Trust (the "Trusts") have adopted the following policies and procedures to determine how to vote proxies relating to portfolio securities held by each series of each Trust (each a "Portfolio").

1. Delegation. The Board of Trustees of each Trust (the "Board") has delegated to Safeco Asset Management Company ("SAM"), the Portfolios' investment adviser, the responsibility for voting proxies relating to portfolio securities held by a Portfolio as a part of the investment advisory services provided by SAM. All such proxy voting responsibilities shall be subject to the Board's continuing oversight. Notwithstanding this delegation of responsibilities, each Portfolio retains the right to vote proxies relating to its portfolio securities as it may deem appropriate.

2. Fiduciary Duty. SAM is a fiduciary to each Portfolio and must vote proxies in a manner consistent with the best interests of the Portfolio and its shareholders. Every reasonable effort should be made to vote proxies. However, SAM is not required to vote a proxy if it is not practicable to do so or it determines that the potential costs involved with voting a proxy outweigh the potential benefits to a Portfolio and its shareholders.

3. Proxy Voting Services. SAM may engage an independent proxy voting service to assist in the voting of proxies. Such service would be responsible for coordinating with a Trust's custodian to ensure that all applicable proxy materials received by the custodian are processed in a timely fashion.

4. Conflicts of Interest. The proxy voting guidelines of SAM shall address the procedures it would follow with respect to conflicts of interest.

5. Reports. SAM shall provide a quarterly report to the Board regarding its records of each proxy voted by SAM during the quarter, including any conflicts of interest information required by Section 4. Such report shall include the information required by Form N-PX for each proxy voted. In addition, SAM shall provide a quarterly report to the Board detailing the proxies, if any, that were not voted during the period and the reasons for such non-votes.

6. Review of Policies and Procedures. SAM shall present to the Board its policies, procedures and other guidelines for voting proxies at least annually, and must notify the Board promptly of material changes to any of these documents. Any such material change shall not apply to proxies voted for a Portfolio unless and until such change is approved by the Board.

7. Role of the Board. The Board shall oversee the proxy voting process and periodically review the Trust's proxy voting policies and procedures. The Board shall be assisted in this process by their independent legal counsel and SAM.

Dated:  July 24, 2003

                                   APPENDIX C


                             Safeco Asset Management
                               Proxy Voting Policy
                              Overview & Guidelines
                                  July 1, 2003


GENERAL PROXY VOTING POLICY
Increased attention has been given to proxy voting disclosure, and to the guidelines large institutional shareholders -- such as mutual funds and other money managers -- follow when voting proxies. Because proxy issues may have an effect on the economic value of the underlying stock, the ability to vote proxies is increasingly viewed as an economic asset.

While public and regulatory interest is relatively new, it has long been Safeco Asset Management (SAM)'s policy to diligently vote all proxies in accordance with the best interest of its shareholders. Generally, the portfolio manager is responsible for all voting. In voting on each issue, the portfolio manager shall exercise his/her voting power in a prudent and diligent fashion. He/she must carefully evaluate all of the issues and ensure that in his/her judgment the vote is in the best interests of the shareholders.

The portfolio manager must act objectively and maintain independence, guarding always against any action that might reduce the rights of the shareholders. The portfolio manager must examine each proxy proposal to assess whether it will add to or detract from the value of the company over the expected time frame of the investment.

Further, the portfolio manager's judgments should reflect Safeco's interest in having a social conscience. Nonetheless, as a fiduciary, the portfolio manager must be sensitive to the interests of the shareholders of the company, striving to weigh the business benefits of corporate actions against the social costs.

The portfolio manager may vote against or abstain from voting on shareholder proposals regarding issues which he/she believes are best left to management's discretion and if management's past actions on these issues have not been harmful to the value of the company.

As do many other investment advisors and fund complexes, Safeco Asset Management uses a proxy voting service that votes proxies in accordance with the summarized guidelines referenced here. Situations in which SAM does not agree with the proxy vote decision of this service are carefully reviewed and decided on a case-by-case basis.

These guidelines -- developed by our voting service -- address regularly presented issues:

Auditors
Board of Directors
         Voting on Director Nominees in Uncontested Elections
         Classification/Declassification of the Board
         Independent Chairman
         Majority of Independent Directors/Establishment of Committees Shareholder Rights
         Shareholder Ability to Act by Written Consent
         Shareholder Ability to Call Special Meetings
         Supermajority Vote Requirements
         Cumulative Voting
         Confidential Voting
Proxy Contests
         Voting for Director Nominees in Contested Elections
         Reimbursing Proxy Solicitation Expenses
Poison Pills
Mergers and Corporate Restructurings
Reincorporation Proposals
Capital Structure
         Common Stock Authorization
         Dual-class Stock
Executive and Director Compensation
         Management Proposals Seeking Approval to Reprice Options
         Employee Stock Purchase Plans
         Shareholder Proposals on Compensation
Social and Environmental Issues

A formal process governs how SAM administers its proxy voting, both internally and with its outside proxy voting service. (For specific information, see Proxy Voting Operations.")

CORPORATE GOVERNANCE
At Safeco Asset Management, when evaluating corporate governance proposals we attempt to balance shareholder rights without excessively restricting management's ability to make day-to-day decisions.

Voting guidelines on specific corporate governance concerns are summarized in the board of directors and executive and director compensation sections.

CONFLICTS OF INTEREST

The adherence by SAM to vote all proxies in the best interest of the shareholders, should prevent and resolve any potential conflicts of interest. It is important; however, that shareholders have access to our formal policy regarding these situations.

In addition to managing the investments for each of the Safeco Mutual Funds, SAM also manages investments for Safeco Corporation, other Safeco affiliates and a variety of other clients. As a result, various proxies can affect multiple client accounts. No attempt is made to coordinate proxy votes with respect to SAM's various clients. SAM votes proxies for each client irrespective of the interests of its other clients. In rare instances this may result in SAM, through its proxy voting service, voting the same proxy differently for some of its clients than for others. While there is no effort made to shield Fund managers from how other mangers at SAM are voting on a particular proxy, any instructions to vote a proxy contrary to the recommendation of the outside proxy service must have the concurrence of SAM's Proxy Committee, composed of at least three members made up of individuals selected from Compliance and Investment Management who are not directly involved in managing the fund(s) that received the proxy statement.

Sub-advisors
SAM has retained the investment management services of independent sub-advisors for some of its Mutual Funds. In those situations, SAM has delegated proxy voting to its sub-advisor who maintains its own proxy voting policies and procedures and who may at its discretion, use the same or a different proxy voting service than SAM. SAM neither retains a veto power over the sub-advisor's individual proxy votes nor attempts to influence the vote cast on behalf of shareholders by a sub-advisor. SAM does not communicate its preferences to its sub-advisors with respect to proxy voting. However, as with proxies voted by SAM for other Safeco affiliates, this may result in a sub-advisor voting differently than SAM on a particular proxy. While SAM expects these situations to be infrequent, SAM believes the investment manager closest to the specific issuer is in the best position to vote a proxy as it relates to the interests of a specific group of shareholders.

Influence
Safeco Corporation and its affiliates recognize the potential for conflicts among the interests of its many client groups. Any intentional internal attempt to influence a Fund manager's decision on how to vote any proxy with respect to a Safeco Mutual Fund is a violation of The Code of Business and Financial Conduct and Ethics (the "Code") for Safeco Corporation except to the extent that individual, or the entity he or she represents, is invested in the respective Fund. Failure to report such an attempt is also a violation of the Code. In some cases it may be readily apparent that the interests of Safeco Corporation or one or more of its affiliates differs from the interests of one or more groups of Mutual Fund shareholders. In those situations, SAM is expected to vote proxies on behalf of each of its clients based on SAM's good faith determination of each client's interests independent of the interests of Safeco Corporation, other Safeco affiliates and other Safeco Mutual Funds holding the same security. Any attempt to influence proxy voting with gifts or favors of any kind, or the acceptance thereof, is strictly prohibited and is punishable by termination of employment.

In some instances, external organizations claiming to represent groups of shareholders advise SAM of their position regarding certain proxy issues. Such advice is summarized and communicated to Fund managers to the extent it pertains to identifiable shareholder interests. However, Fund managers are required to vote proxies reasonably based on information they have at the time, in a manner they determine to be in the best interest of the majority of the Fund's shareholders.

SUMMARY

These guidelines serve as recommended courses of action or considerations that should be taken into account when evaluating proxy voting issues. These guidelines in no way alleviate a portfolio manager's duty in researching each issue or replace a manager's good judgment.

Proxy Voting Guidelines Summary

1.       Auditors

     Vote FOR proposals to ratify auditors, unless any of the following apply: o An auditor has a financial interest in or association with the company, and is therefore not independent o Fees for non-audit services are excessive, or o There is reason to believe that the independent auditor has rendered an opinion which is neither accurate nor indicative of the company's financial position.

2.       Board of Directors

Voting on Director Nominees in Uncontested Elections
Votes on director nominees should be made on a CASE-BY-CASE basis, examining the following factors: independence of the board and key board committees, attendance at board meetings, corporate governance provisions and takeover activity, long-term company performance, responsiveness to shareholder proposals, any egregious board actions, and any excessive non-audit fees or other potential auditor conflicts.

Classification/Declassification of the Board Vote AGAINST proposals to classify the board. Vote FOR proposals to repeal classified boards and to elect all directors annually.

Independent Chairman (Separate Chairman/CEO)
Vote on a CASE-BY-CASE basis shareholder proposals requiring that the positions of chairman and CEO be held separately. Because some companies have governance structures in place that counterbalance a combined position, certain factors should be taken into account in determining whether the proposal warrants support. These factors include the presence of a lead director, board and committee independence, governance guidelines, company performance, and annual review by outside directors of CEO pay.

Majority of Independent Directors/Establishment of Committees Vote FOR shareholder proposals asking that a majority or more of directors be independent unless the board composition already meets the proposed threshold by our definition of independence.

Vote FOR shareholder proposals asking that board audit, compensation, and/or nominating committees be composed exclusively of independent directors if they currently do not meet that standard.

3.       Shareholder Rights

Shareholder Ability to Act by Written Consent
Vote AGAINST proposals to restrict or prohibit shareholder ability to take action by written consent Vote FOR proposals to allow or make easier shareholder action by written consent.

Shareholder Ability to Call Special Meetings
Vote AGAINST proposals to restrict or prohibit shareholder ability to call special meetings. Vote FOR proposals that remove restrictions on the right of shareholders to act independently of management.

Supermajority Vote Requirements
Vote AGAINST proposals to require a supermajority shareholder vote. Vote FOR proposals to lower supermajority vote requirements.

Cumulative Voting
Vote AGAINST proposals to eliminate cumulative voting. Vote proposals to restore or permit cumulative voting on a CASE-BY-CASE basis relative to the company's other governance provisions.

Confidential Voting
Vote FOR shareholder proposals requesting that corporations adopt confidential voting, use independent vote tabulators and use independent inspectors of election, as long as the proposal includes a provision for proxy contests as follows: in the case of the contested election, management should be permitted to requester that the dissident group honors its confidential voting policy. If the dissidents agree, the policy remains in place. If the dissidents will not agree, the confidential voting policy is waived. Vote FOR management proposals to adopt confidential voting.

4.       Proxy Contests

Voting for Director Nominees in Contested Elections
Votes in a contested election of directors must be evaluated on a CASE-BY-CASE basis, considering the factors that include the long-term financial performance, management's track record, qualifications of director nominees (both slates), and an evaluation of what each side is offering shareholders.

Reimbursing Proxy Solicitation Expenses
Vote CASE-BY-CASE. Where we recommend in favor of the dissidents, we also recommend voting for reimbursing proxy solicitation expenses.

5.       Poison Pills

Vote FOR shareholder proposals that ask a company to submit its poison pill for shareholder ratification. Review on a CASE-BY-CASE basis, shareholder proposals to redeem a company's poison pill and management proposals to ratify a poison pill.

6.       Mergers and Corporate Restructurings

Vote CASE-BY-CASE on mergers and corporate restructurings based on such features as the fairness opinion, pricing, strategic rationale, and the negotiating process.

7.       Reincorporation Proposals

Proposals to change a company's state of incorporation should be evaluated on a CASE-BY-CASE basis, giving consideration to both financial and corporate governance concerns, including the reasons for reincorporating, a comparison of the governance provisions and a comparison of the jurisdictional laws. Vote FOR reincorporation when the economic factors outweigh any neutral or negative governance changes.

8.       Capital Structure

Common Stock Authorization
Votes on proposals to increase the number of shares of common stock authorized for issuance are determined on a CASE-BY-CASE basis using a model developed by the voting service. Vote AGAINST proposals at companies with dual-class capital structures to increase the number of authorized shares of the class of stock that has superior voting rights. Vote FOR proposals to approve increases beyond the allowable increase when a company's shares are in danger of being delisted or if a company's ability to continue to operate as a going concern is uncertain.

Dual Class Stock
Vote AGAINST proposals to create a new class of stock with superior voting rights. Vote FOR proposals to create a new class of nonvoting or subvoting common stock if:
 --It is intended for financing purposes with minimal or no dilution to current shareholders --It is not designated to preserve the voting power of an insider or significant shareholder

     9.  Executive and Director Compensation

Votes with respect to compensation plans should be determined on a CASE-BY-CASE basis. Our methodology for reviewing compensation plans primarily focuses on the transfer of shareholder wealth (the dollar cost of pay plans to shareholders instead of simply focusing on voting power dilution). Using the expanded compensation data disclosed under the SEC's rules, the voting service values every award type. It will include in its analyses an estimated dollar cost for the proposed plan and all continuing plans. This cost, dilution to shareholder's equity, will also be expressed as a percentage figure for the transfer of shareholder wealth, and will be considered along with dilution to voting power. Once ISS determines the estimated cost of the plan, we compare it to a company-specific dilution cap.

Vote AGAINST equity plans that explicitly permit repricing or where the company has a history of repricing without shareholder approval.

Management Proposals Seeking Approval to Reprice Options
Votes on management proposals seeking approval to reprice options are evaluated on a CASE-BY-CASE basis giving consideration to the following:

o        Historic trading patterns
o        Rationale for the repricing
o        Value-for-value exchange
o        Option vesting
o        Term of the option
o        Exercise price
o        Participation

Employee Stock Purchase Plans
Votes on employee stock purchase plans should be determined on a CASE-BY-CASE basis. Vote FOR employee stock purchase plans where all of the following apply:

     o    Purchase price is at least 85 percent of fair market value

     o    Offering period is 27 months or less, and

     o Potential voting power dilution (VPD) is ten percent or less Vote AGAINST employee stock purchase plans where any of the opposite conditions exist.

Shareholder Proposals on Compensation
Vote on a CASE-BY-CASE basis for all other shareholder proposals regarding executive and director pay, taking into account company performance, pay level versus peers, pay level versus industry, and long term corporate outlook.

10.      Social and Environmental Issues

These issues cover a wide range of topics, including consumer and public safety, environment and energy, general corporate issues, labor standards and human rights, military business, and workplace diversity.

In general, vote CASE-BY-CASE. While a wide variety of factors goes into each analysis, the overall principal guiding all vote recommendations focuses on how the proposal will enhance the economic value of the company.



Safeco Asset Management
Description of Proxy Voting Operations

A formal process governs how Safeco Asset Management (SAM) administers its proxy voting, both internally and with its proxy voting vendor:

     o SAM's proxy administrator creates and sends a file detailing its company holdings to the voting service.

     o The voting service processes this holdings file and generates company research information

     o SAM's Proxy Administrator receives a report from the voting service notifying SAM of upcoming company meetings. Information is then distributed to the appropriate portfolio managers.

     o The voting service mails one annual report per company to Safeco Asset Management for recordkeeping.

     o Each portfolio manager reviews the research information provided by the voting service, and may choose to override the voting agent recommendation or create exception votes before the meeting date.

     o If the portfolio manager agrees with the voting agency recommendation, the portfolio manager does not need to take further action per an implied consent agreement with the voting service.

     o If a portfolio manager disagrees with the recommendation of the voting service:

                  1. The manager consults SAM's proxy voting policy for guidance. The policy sets out high level guidelines and priorities, as well as guidance on specific topics.
                  2. If the topic is one that the manager has determined should be analyzed on a case-by-case basis, the portfolio manager and the analyst following the company submit their analysis of the issue to the Proxy Committee. 3. If there is agreement to vote contrary to the analysis of the outside proxy voting service, the portfolio manager will submit the change electronically to the service, and note the reason. The Director of Equity Research and the Proxy Committee will keep copies of the analysis.

     o Quarterly, the Director of Equity Research reviews a sample of reports summarizing proxy votes of Safeco Asset Management to ensure the voting agency service is fulfilling its duties and that Safeco Asset Management is complying with its fiduciary responsibilities.

     o Annually, the Director of Equity Research reviews proxies voted by Safeco's subadvisors. Access to the proxy voting policies of our subadvisors is available at our Web site at www.safecofunds.com.

     o Proxy vote results are posted to the Safeco Mutual Fund Web site on a quarterly basis beginning in mid 2004.

                                     PART C
                                     ------

                          SAFECO TAX-EXEMPT BOND TRUST
                                     PART C
                                OTHER INFORMATION

Item 23.  Exhibits
-------   --------

Exhibit
Number    Description of Document                                 Page
-------   ----------------------------------------------------    --------------
(1)       Certificate of Trust                                    3/
          Amended and Restated Trust Instrument                   6/
          Exhibit A to Trust Instrument                           7/

(2)       Bylaws                                                  6/

(3)       Instrument Defining Rights of Security Holders          1/

(4)       Form of Amended and Restated Investment Advisory
          Contract                                                2/
          Expense Limitation Agreement                            7/
          Exhibit A to Expense Limitation Agreement               7/

(5)       Distribution Agreement                                  6/
          Exhibit A to Distribution Agreement                     7/
          Form of Selling Dealer Agreement                        5/

(6)       Inapplicable

(7)       Custody Agreement with State Street Bank and
          Trust Company                                           4/

(8)       Transfer Agent Agreement                                6/
          Exhibit A to Transfer Agent Agreement                   7/
          Exhibit B to Transfer Agent Agreement                   7/
          Form of Administration and Fund Accounting Agreement    2/


(9)       Opinion and Consent of Counsel                          Filed Herewith
          (William E. Crawford)


(10)      Consent of Independent Auditors                         Filed Herewith
          (Ernst & Young LLP)


(11)      Inapplicable

(12)      Subscription Agreement                                  3/

(13)      Rule 12b-1 Plan (Advisor Class A)                       6/
          Rule 12b-1 Plan (Advisor Class B)                       6/
          Rule 12b-1 Plan (Advisor Class C)                       6/
          Exhibit A to Rule 12b-1 Plan (Advisor Class C)          7/

(14)      Financial Data Schedule                                 Not Applicable

(15)      Rule 18f-3 Plan                                         7/
          Exhibit A to Rule 18f-3 Plan                            7/

(16)      Code of Ethics                                          6/

1/   Incorporating by reference the relevant disclosure from Exhibits (1) and
     (2).

2/ Filed as an exhibit to Post-Effective Amendment No. 14 filed with the SEC on April 30, 1999.

3/ Filed as an exhibit to Post-Effective Amendment No. 4 filed with the SEC on May 30, 1995.

4/ Filed as an exhibit to Post-Effective Amendment No. 10 filed with the SEC on April 30, 1997.

5/ Filed as an exhibit to Post-Effective Amendment No. 19 filed with the SEC on April 30, 2002.

6/ Filed as an exhibit to Post-Effective Amendment No. 20 filed with the SEC on or about January 15, 2003.

7/ Filed as an exhibit to Post-Effective Amendment No. 24 filed with the SEC on September 30, 2003.

Item 24.  Persons Controlled By or Under Common Control with the Fund
-------   -----------------------------------------------------------

Safeco Corporation, a Washington corporation, owns 100% of Safeco Asset Management Company (SAM), Safeco Services Corporation (Safeco Services) and Safeco Securities, Inc. (Safeco Securities), each a Washington corporation. SAM is the investment advisor, Safeco Services is the transfer agent and Safeco Securities is the principal underwriter for each of the Safeco Mutual Funds. The Safeco Mutual Funds consist of six Delaware business trusts: Safeco Common Stock Trust, Safeco Taxable Bond Trust, Safeco Tax-Exempt Bond Trust, Safeco Money Market Trust, Safeco Managed Bond Trust and Safeco Resource Series Trust. The Safeco Common Stock Trust consists of eight mutual funds: Safeco Growth Opportunities Fund, Safeco Core Equity Fund, Safeco Large-Cap Value Fund, Safeco Multi-

Cap Core Fund, Safeco International Stock Fund, Safeco Balanced Fund, Safeco Small-Cap Value Fund, and Safeco Large-Cap Growth Fund. The Safeco Taxable Bond Trust consists of two mutual funds: Safeco Intermediate-Term U.S. Government Fund and Safeco High-Yield Bond Fund. The Safeco Tax-Exempt Bond Trust consists of three mutual funds: Safeco Intermediate-Term Municipal Bond Fund, Safeco Municipal Bond Fund and Safeco California Tax-Free Income Fund. The Safeco Money Market Trust consists of two mutual funds: Safeco Money Market Fund and Safeco Tax-Free Money Market Fund. The Safeco Managed Bond Trust consists of one mutual fund: Safeco Intermediate-Term Bond Fund. The Safeco Resource Series Trust consists of six mutual funds: Core Equity Portfolio, Growth Opportunities Portfolio, Multi-Cap Core Portfolio, Small-Cap Value Portfolio, Bond Portfolio and Money Market Portfolio.


Safeco Corporation, a Washington Corporation, owns 100% of the following Washington corporations: Safeco Insurance Company of America, General Insurance Company of America, First National Insurance Company of America, Safeco Life Insurance Company, Safeco Assigned Benefits Service Company, Safeco Administrative Services, Inc., Safeco Properties, Inc., Safeco Asset Management Company, Safeco Securities, Inc., Safeco Services Corporation, Safeco Financial Products, Inc. and General America Corporation. Safeco Corporation owns 100% of Safeco National Insurance Company, a Missouri corporation, Safeco Insurance Company of Illinois, an Illinois corporation, Syndicate 138 Capital Limited, a UK Corporation, American States Insurance Company, American States Preferred Insurance Company, American Economy Insurance Company, each an Indiana corporation, and Barrier Ridge, LLC, a Delaware Limited Liability Company. General Insurance Company of America owns 100% of Safeco Insurance Company of Indiana, an Indiana corporation and Safeco General Agency, Inc., a Texas corporation. Safeco Insurance Company of America owns 100% of Safeco Surplus Lines Insurance Company and Emerald City Insurance Agency, Inc, both Washington corporations, Safeco Management Corporation, a New York corporation and Safeco Insurance Company of Oregon, an Oregon corporation. Safeco Life Insurance Company owns 100% of Safeco National Life Insurance Company, a Washington corporation, First Safeco National Life Insurance Company of New York, a New York corporation and American States Life Insurance Company, an Indiana corporation. Safeco Insurance Company of Illinois owns 100% of Insurance Company of Illinois, an Illinois corporation. American Economy Insurance Company owns 100% of American States Insurance Company of Texas, a Texas corporation. Safeco Administrative Services, Inc. owns 100% of Employee Benefit Consultants, Inc. and Wisconsin Pension and Group Services, Inc., each a Wisconsin corporation. General America Corporation owns 100% of Safeco Investment Services, Inc., F.B. Beattie & Co., Inc. and Talbot Financial Corporation, each a Washington corporation, Administrative Services Life Insurance Agency Inc., an Ohio corporation, General America Corp. of Texas, a Texas corporation, Safeco Financial Institution Solutions, Inc., a California corporation, and Syndicate 138 Agency (Holdings) Limited, a U.K. corporation. General America Corp. of Texas is Attorney-in-fact for Safeco Lloyds Insurance Company and American States Lloyds Insurance Company, both Texas Lloyds organizations. Syndicate 138 Agency (Holdings) Limited owns 100% of Syndicate 138 Agency Limited, a U.K. corporation. Talbot Financial Corporation owns 100% of Talbot Agency, Inc., a New Mexico corporation. Safeco Properties, Inc. owns 100% of the following Washington corporations:

SAFECARE Company, Inc. and Winmar Company, Inc. SAFECARE Company, Inc. owns 100% of S.C. Bellevue, Inc., a Washington corporation. Winmar Company, Inc. owns 100% of Winmar Metro, Inc., a Washington corporation, Capitol Court Corp., a Wisconsin corporation, SCIT, Inc., a Massachusetts corporation, Winmar Oregon, Inc., an Oregon corporation, and Winmar of the Desert, Inc., a California corporation.


All subsidiaries are included in consolidated financial statements. In addition, Safeco Life Insurance Company files a separate financial statement, in connection with its issuance of registered products.

Item 25.  Indemnification
-------   ---------------

Under the Trust Instrument of the Registrant, the Registrant's trustees, officers, employees and agents are indemnified against certain liabilities, subject to specified conditions and limitations.

Under the indemnification provisions in the Registrant's Trust Instrument and subject to the limitations described in the paragraph below, every person who is, or has been, a trustee, officer, employee or agent of the Registrant shall be indemnified by the Registrant or the appropriate Series of the Registrant to the fullest extent permitted by law against liability and against all expenses reasonably incurred or paid by him or her in connection with any claim, action, suit or proceeding in which he or she becomes involved as a party or otherwise by virtue of his or her being, or having been, a trustee, officer, employee or agent and against amounts paid or incurred by him or her in the settlement thereof. As used in this paragraph, "claim," "action," "suit" or "proceeding" shall apply to all claims, actions, suits or proceedings (civil, criminal or other, including appeals), actual or threatened, and the words "liability" and "expenses" shall include, without limitation, attorneys' fees, costs, judgments, amounts paid in settlement, fines, penalties and other liabilities.

No indemnification will be provided to a trustee, officer, employee or agent:
(i) who shall have been adjudicated by a court or body before which the proceeding was brought (a) to be liable to the Registrant or its shareholders by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office, or (b) not to have acted in good faith in the reasonable belief that his or her action was in the best interest of the Registrant; or (ii) in the event of settlement, unless there has been a determination that such trustee, officer, employee or agent did not engage in willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office; (a) by the court or other body approving the settlement, (b) by the vote of at least a majority of a quorum of those trustees who are neither interested persons, as that term is defined by the Investment Company Act of 1940, of the Registrant nor are the parties to the proceeding based upon a review of readily available facts (as opposed to a full trial type inquiry); or (c) by written opinion of independent legal counsel based upon a review of readily available facts (as opposed to a full trial type inquiry).

To the maximum extent permitted by applicable law, expenses incurred in connection with the preparation and presentation of a defense to any claim, action, suit or proceeding of the character described above may be paid by the Registrant or applicable Series from time to time prior to final disposition thereof upon receipt of an undertaking by or on behalf of such trustee, officer, employee or agent that such amount will be paid over by him or her to the Registrant or the applicable Series if it is ultimately determined that he or she is not entitled to indemnification under the Trust Instrument; provided, however, that either
(i) such trustee, officer, employee or agent shall have provided appropriate security for such undertaking, (ii) the Registrant is insured against such losses arising out of such advance payments or (iii) either a majority of the trustees who are neither interested persons, as that term is defined by the Investment Company Act of 1940, of the Registrant nor parties to the proceeding, or independent legal counsel in a written opinion, shall have determined, based on a review of readily available facts (as opposed to a full trial type inquiry), that there is reason to believe that such trustee, officer, employee or agent, will not be disqualified from indemnification under the Registrant's Trust Instrument.

Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to trustees, officers, employees and agents of the Registrant pursuant to such provisions of the Trust Instrument or statutes or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission, such indemnification is against public policy as expressed in said Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a trustee, officer, employee or agent of the Registrant in the successful defense of any such action, suit or proceeding) is asserted by such a trustee, officer, employee or agent in connection with the shares of any series of the Registrant, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in said Act and will be governed by the final adjudication of such issue.

Under an agreement with its administrator and accounting agent ("Administration and Fund Accounting Agreement"), the agent agrees to indemnify and hold harmless the Registrant and its officers, trustees and employees, from all taxes, charges, expenses, assessments, claims and liabilities, including, without limitation, liabilities arising under the 1940 Act, the 1933 Act, as amended, the 1934 Act, as amended, the Commodities Act and any state or foreign securities, Blue Sky laws, and expenses, including, without limitation, reasonable attorneys' fees and disbursements, arising directly or indirectly from any action or omission of agent that does not meet the standard of care under the agreement.

Under an agreement with its investment advisor ("Amended and Restated Investment Advisory Agreement"), the Registrant agrees to pay such non-recurring expenses as may arise, including the costs of actions, suits, or proceedings to which the Registrant or any Series is a party and the expenses the Registrant or any Series may incur as a result of its legal obligation to provide indemnification to its trustees, officers, and agents.

Under an agreement with its distributor ("Distribution Agreement"), the Registrant has agreed to indemnify, defend and hold the distributor, the distributor's several directors, officers and employees, and any person who controls the distributor within the meaning of Section 15 of the 1933 Act, free and harmless from and against any and all claims, demands, liabilities and expenses (including the cost of investigating or defending such claims, demands or liabilities and any counsel fees incurred in connection therewith) which the distributor, its directors, officers or employees, or any such controlling person may incur, under the 1933 Act or under common law or otherwise, arising out of or based upon any alleged untrue statement of a material fact contained in the Registration Statement or arising out of or based upon any alleged omission to state a material fact required to be stated or necessary to make the Registration Statement not misleading.

In no event shall anything contained in the Distribution Agreement be construed so as to protect the distributor against any liability to the Registrant or its shareholders to which the distributor would otherwise be subject by reason of willful misfeasance, bad faith, or gross negligence in the performance of its duties, or by reason of its reckless disregard of its obligations and duties under the Distribution Agreement, and further provided that the Registrant shall not indemnify the distributor for conduct set forth in this paragraph.

Under an agreement with its transfer agent ("Transfer Agent Agreement"), the Registrant has agreed to indemnify and hold the transfer agent harmless against any losses, claims, damages, liabilities or expenses (including reasonable attorneys' fees and expenses) resulting from: (1) any claim, demand, action or suit brought by any person other than the Registrant, including by a shareholder, which names the transfer agent and/or the Registrant as a party, and is not based on and does not result from the transfer agent's willful misfeasance, bad faith or negligence or reckless disregard of duties, and arises out of or in connection with the transfer agent's performance under the Transfer Agent Agreement; or (2) any claim, demand, action or suit (except to the extent contributed to by the transfer agent's willful misfeasance, bad faith or negligence or reckless disregard of duties) which results from the negligence of the Registrant, or from the transfer agent acting upon any instruction(s) reasonably believed by it to have been executed or communicated by any person duly authorized by the Registrant, or as a result of the transfer agent acting in reliance upon advice reasonably believed by the transfer agent to have been given by counsel for the Registrant, or as a result of the transfer agent acting in reliance upon any instrument or stock certificate reasonably believed by it to have been genuine and signed, countersigned or executed by the proper person.

Item 26.  Business and Other Connections of Investment Advisor
-------   ----------------------------------------------------

The investment advisor to the Registrant, SAM, serves as an advisor to: (a) twenty-two series (portfolios) of six registered investment companies, including six series of an investment company that serve as an investment vehicle for variable insurance products and (b) a number of pension funds not affiliated with Safeco Corporation or its affiliates. The directors and officers of SAM serve in similar capacities with Safeco Corporation or its affiliates. The information set forth under "Investment Advisory and Other Services" in the Registrant's Statement of Additional Information is incorporated by reference.

Item 27.  Principal Underwriter
-------   ---------------------

(a) Safeco Securities, Inc., the principal underwriter for each class of each series of the Registrant, also acts as the principal underwriter for each class of each series of the Safeco Common Stock Trust, Safeco Taxable Bond Trust, Safeco Money Market Trust, Safeco Managed Bond Trust and Safeco Resource Series Trust. In addition, Safeco Securities, Inc. is the principal underwriter for the sale of variable annuity contracts (Safeco Resource Variable Account B, Safeco Separate Account C and Safeco Deferred Variable Annuity Account) and variable universal life insurance policies (Safeco Separate Account SL) issued by Safeco Life Insurance Company, and variable annuity contracts (First Safeco Separate Account S) issued by First Safeco National Life Insurance Company of New York.

(b) The information set forth under "Investment Advisory and Other Services" in the Statement of Additional Information is incorporated by reference.


Item 28.  Location of Accounts and Records
-------   --------------------------------

State Street Bank (formerly State Street Bank and Trust Company), 225 Franklin Street, Boston Massachusetts, 02110, maintains physical possession of the accounts, books and documents of the Registrant relating to its activities as custodian of the Registrant. Safeco Asset Management Company, Two Union Square, 25/th/ Floor, Seattle, Washington 98101, maintains physical possession of all trades and certain other information relating to the Registrant. Safeco Asset Management Company maintains certain Registrant accounting and administrative records at 4854 - 154/th/ Place NE, Redmond, WA 98052. The Registrant's Principal Underwriter, Safeco Securities Inc., maintains physical possession of records relating to the distribution of shares at 4854 - 154/th/ Place NE, Redmond, WA 98052. The Registrant's Shareholder records and all other accounts, books or documents relating to the Registrant required to be maintained by
Section 31(a) of the Investment Company Act of 1940 and the rules promulgated thereunder, are maintained by Safeco Services Corporation at 4854 - 154/th/ Place NE, Redmond, WA 98052.


Item 29.  Management Services
-------   -------------------

Inapplicable.

Item 30.  Undertakings
-------   ------------

Inapplicable.

                                   SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Fund certifies that it meets all of the requirements for effectiveness of this Registration Statement under Rule 485(b) under the Securities Act and has duly caused this Registration Statement to be signed on its behalf by the undersigned, in the City of Redmond and State of Washington on the 29th day of April, 2004.

                                        SAFECO TAX EXEMPT BOND TRUST



                                        By:  /s/ ROGER F. HARBIN
                                             -----------------------------------
                                                 Roger F. Harbin, President,
                                                  Chairman


Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed below by the following persons in the capacities and on the dates indicated. Those signatures with an asterisk indicate that the signature was supplied by a duly appointed attorney-in-fact under a valid Power of Attorney which is incorporated by reference to Post-Effective Amendment No. 25 to Form N-1A registration statement of Safeco Tax-Exempt Bond Trust filed with the SEC on February 27, 2004 (File No. 33-53532).


Name                      Title                           Date
----------------------    ----------------------------    ----------------------

/s/ ROGER F. HARBIN
----------------------    President, Chairman, and        April 29, 2004
                          Principal Executive Officer
Roger F. Harbin

RONALD L. SPAULDING*
----------------------    Vice President                  April 29, 2004
Ronald L. Spaulding

/s/ DAVID H. LONGHURST
----------------------    Vice President, Controller,     April 29, 2004
                          Secretary and Treasurer
David H. Longhurst

BARBARA J. DINGFIELD*
----------------------    Trustee                         April 29, 2004
Barbara J. Dingfield

RICHARD E. LUNDGREN*
----------------------    Trustee                         April 29, 2004
Richard E. Lundgren

LARRY L. PINNT*
----------------------    Trustee                         April 29, 2004
Larry L. Pinnt

JOHN W. SCHNEIDER*
----------------------    Trustee                         April 29, 2004
John W. Schneider

SCOTT M. BOGGS*
----------------------    Trustee                         April 29, 2004
Scott M. Boggs


                                        *By  /s/ ROGER F. HARBIN
                                             -----------------------------------
                                             Roger F. Harbin, Attorney-in-Fact